    As filed with the U.S. Securities and Exchange Commission on August 31, 2007
                                                              File No. 333-20637
                                                              File No.  811-8035

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
         Pre-Effective Amendment No. __                                 [ ]
         Post-Effective Amendment No. 24                                [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
         Amendment No. 27

                        (Check appropriate box or boxes.)

                                AFBA 5STAR FUNDS
         (as successor to AFBA 5Star Fund, Inc., a Maryland corporation)
               (Exact Name of Registrant as Specified in Charter)

                                  c/o PFPC Inc.
                                 760 Moore Road,
                            King of Prussia, PA 19406
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code (800) 243-9865

                               Robert E. Morrison, Jr.
                                  c/o PFPC Inc.
                                 760 Moore Road,
                            King of Prussia, PA 19406
                     (Name and Address of Agent for Service)

                  Please send copies of all communications to:

                             Michael P. O'Hare, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098
                                 (215) 564-8198

Approximate Date of Proposed Public Offering:  As soon as practicable  after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

/_/  immediately upon filing pursuant to paragraph (b)

/_/  on [Date] pursuant to paragraph (b)

/X/  60 days after filing pursuant to paragraph (a)(1)

/_/  on [Date] pursuant to paragraph (a)(1)

/_/  75 days after filing pursuant to paragraph (a)(2)

/_/  on [Date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/_/  This  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

Pursuant to Rule 414 under the  Securities  Act of 1933, as amended,  AFBA 5Star
Fund, Inc., a Maryland corporation (AFBA-MD),  and its proposed successor,  AFBA
5Star Funds, a Delaware Statutory Trust (AFBA-DE),  are filing this amendment to the  registration  statement  of  AFBA-MD,  and  AFBA-DE  expressly  adopts  the registration  statement of AFBA-MD as its own for all purposes of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the
Securities  Exchange Act of 1934,  as amended,  as  applicable.

This amendment relates to the adoption by AFBA-DE of the registration  statement of AFBA-MD pursuant to Rule 414 and reflects material changes made in connection with and resulting from the proposed  succession  and other proposed  changes to the  AFBA-MD  and  AFBA-DE  registration  statements  as  will be  submitted  to shareholders  in connection  with a  shareholder  meeting to be held on or about
October 15, 2007.

                       Prospectus dated [October 30], 2007

                               AFBA 5Star Funds(SM)
                      (Formerly, AFBA 5Star Fund, Inc. (SM))

                                 Advisory Series

        AFBA 5Star Mid Cap Value Fund (Formerly, AFBA 5Star Mid Cap Fund)
                            AFBA 5Star Small Cap Fund
                            AFBA 5Star Large Cap Fund
                           AFBA 5Star USA Global Fund
                            AFBA 5Star Balanced Fund
    AFBA 5Star Total Return Bond Fund (Formerly, AFBA 5Star High Yield Fund)
                      AFBA 5Star Science & Technology Fund

                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

Shares of the Funds have not been approved or disapproved by the U.S. Securities and Exchange  Commission nor has the Commission passed upon the adequacy of this
Prospectus. Any representation to the contrary is a criminal offense.

*************************************************************************************
Prospectus dated [October 30], 2007

AFBA 5Star Funds

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
                           (THE "MANAGER")

                           SUB-ADVISERS:
                           DREMAN VALUE MANAGEMENT, L.L.C.
                           MARVIN & PALMER ASSOCIATES, INC.
                           FINANCIAL COUNSELORS, INC.
                           THE LONDON COMPANY
                           TRENDSTAR ADVISORS, LLC
                           BJURMAN, BARRY & ASSOCIATES

                           UNDERWRITER:
                           PFPC DISTRIBUTORS, INC.

*************************************************************************************

                                                                            Page

Information About the Funds
Investment Objectives and Principal Investment Strategies...................[__]
Principal Risk Factors......................................................[__]
Past Performance............................................................[__]
Fees and Expenses...........................................................[__]
Portfolio Holdings..........................................................[__]
Manager and Sub-Advisers....................................................[__]
Financial Highlights........................................................[__]
Information About Investing
Selecting the Correct Class of Shares.......................................[__]
How to Purchase Shares......................................................[__]
How to Redeem Shares........................................................[__]
Shareholder Services........................................................[__]
How Share Price is Determined...............................................[__]
Distributions and Taxes.....................................................[__]
Additional Policies About Transactions......................................[__]
Distribution and Service Arrangements.......................................[__]
Conducting Business with AFBA 5Star Funds...................................[__]

********************************************************************************
Investment Objectives and Principal Investment Strategies
--------------------------------------------------------------------------------

The  investment  objectives  and the manner in which the Funds within AFBA 5Star
Funds (the "Trust") will pursue their objectives are set forth below.

The  Funds'  Manager  manages  the  Funds'  investment  process  by  evaluating, recommending  and monitoring the  sub-advisers of the Funds.  For the AFBA 5Star
Balanced  Fund  and the AFBA  5Star  Small  Cap  Fund,  the  Manager  employs  a multi-management  strategy to manage  each Fund's  assets by using more than one sub-adviser.  A multi-management strategy seeks to improve consistency of return over  time by  eliminating  reliance  on the  results  of a single  sub-adviser.
Therefore,  the Manager has allocated  Fund assets among  multiple  sub-advisers practicing  distinct  and  complementary  investment  strategies.  Because  each sub-adviser selects securities that reflect its specific investment  strategy, a multi-managed  Fund may be more  diversified  than an  individual  sub-adviser's portfolio.

o AFBA  5Star Mid Cap Value  Fund  (formerly,  AFBA  5Star Mid Cap Fund) - seeks long-term  capital growth. To pursue its investment  objective,  the Fund, under normal circumstances,  invests at least 80% of its net assets in domestic equity securities (common stocks,  convertibles and warrants) issued by medium-sized or
"mid cap" companies.  The Fund considers a company to be a mid cap company if it has a market  capitalization  between $700 million and $8 billion at the time of purchase.

o AFBA 5Star  Small Cap Fund - seeks  long-term  capital  growth.  To pursue its investment objective, the Fund, under normal circumstances, invests at least 80%
of its net assets in domestic equity securities  issued by small  capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market  capitalization  of less  than  $2.5  billion  at the time of purchase, or if the company's market capitalization would place it in the lowest
20% of total  market  capitalization  of companies  that have equity  securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

o AFBA 5Star Large Cap Fund - seeks long-term  capital  appreciation.  To pursue its investment objective, the Fund, under normal circumstances, invests at least
80% of its net assets in large cap growth equity securities that the sub-adviser believes offer the prospect of long-term capital appreciation.  Large cap equity securities  generally  refer to  companies in the Russell  1000(R)Growth  Index, although  the Fund may invest in  securities  not  included  in the  Index.  The sub-adviser  generally  intends to purchase  securities of issuers with a market capitalization of $5 billion or more at the time of investment.

o AFBA 5Star USA Global Fund - seeks capital  growth.  To pursue its  investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common  stocks of  companies  based in the United  States that receive greater  than 40% of their  revenues or pre-tax  income  from  global  sales and operations.  The  international  operations of these U.S.- based  companies will provide investors with exposure to at least three foreign countries.

o AFBA 5Star  Balanced Fund - seeks both  long-term  capital  growth and current income.  To pursue its  investment  objectives,  the Fund  invests in a blend of domestic common stocks, preferred stocks,  convertible securities and core, high quality fixed income securities.

o AFBA 5Star  Total  Return Bond Fund  (formerly,  AFBA 5Star High Yield Fund) -
seeks current income with capital growth as a secondary objective. To pursue its investment  objectives,  the Fund, under normal circumstances,  invests at least
80% of its net assets in fixed income securities.

o AFBA 5Star Science & Technology  Fund - seeks  long-term  capital  growth.  To pursue its investment objective,  the Fund, under normal circumstances,  invests at least 80% of its net  assets  in common  stocks  and  other  domestic  equity securities  (including  convertibles  and  warrants)  of  companies  expected to benefit from the development, advancement, and use of science and technology.

[Begin Callout] Market Capitalization:
How  much a  company  is  considered  to be  worth.  It  equals  the  number  of outstanding shares times the share price. [End Call out]

Each Fund's principal investment strategies are described below:

o AFBA 5Star Mid Cap Value Fund - focuses on  securities  that are  undervalued, but have favorable prospects for appreciation. The sub-adviser's stock selection process encompasses  screening for stocks of mid-cap companies with below market price-to-earnings  ratios  that are  financially  solid and  comparisons  of the company's  stock price to its book value,  cash flow and yield.  The sub-adviser analyzes  individual  companies to identify those that are financially sound and appear to have strong potential for long-term capital  appreciation and dividend growth. The sub-adviser  assembles the Mid Cap Value Fund's portfolio from among the most  attractive  stocks,  drawing on an analysis of economic  outlooks  for various sectors and industries.

o AFBA 5Star Small Cap Fund - targets small cap companies.  The Small Cap Fund's assets are allocated to three sub-advisers as follows:  approximately 40% of the
Fund's assets to TrendStar Advisors, LLC ("TrendStar"); approximately 40% of the
Fund's assets to Bjurman, Barry & Associates ("Bjurman");  and approximately 20%
of the Fund's assets to The London Company ("London Co.").

For its portion of the Fund's portfolio,  TrendStar identifies smaller companies that exhibit  consistent or predictable  cash generation  and/or are expected to benefit from long-term industry or technological  trends.  TrendStar then select securities  based on: 1)  fundamental  analysis of  industries  and the economic
cycle;  2)  analysis  of  company-specific   factors  such  as  product  cycles,
management, etc.; and 3) rigorous valuation analysis.

With respect to the portion of the Fund managed by Bjurman,  Bjurman's  strategy utilizes  various  models to screen the stock  universe of small  companies with market capitalizations below $2.5 billion to identify attractively priced stocks with the best growth prospects.  Based on its outlook of GDP growth,  inflation, interest rates,  and corporate  profitability,  Bjurman  identifies the economic sectors  and  industries  expected  to  perform  the best over the next 12 to 18 months.  The most  attractive  issues are then  screened  by industry to further narrow the list of candidates.  Fundamental analysis is then employed to produce a portfolio of stocks in the most promising sectors of the economy.  Bjurman may sell a security  if it: has fallen 15% from its recent  high or cost;  loses its earnings  momentum;  is no longer  undervalued;  or is in an industry that is no longer expected to perform well.

With respect to London Company's  portion of the Fund, London Company utilizes a bottom-up  approach  in its  security  selection  for the  Fund and  focuses  on selecting  securities  of companies  that are  profitable,  financially  stable, qualify companies that consistently  generate free cash flow and high returns on unleveraged  operating  capital,  trade at  rational  valuations  and are run by shareholder-oriented management.

o AFBA 5Star Large Cap Fund - The sub-adviser uses a proprietary  relative price strength  model  and  focused  fundamental  research  as part  of a  three  step investment  process to identify large cap stocks that the  sub-adviser  believes have rising earnings  expectations.  First, the sub-adviser relies on a relative price strength model that is focused on long term trends to analyze  sectors and individual  stocks  based on  relative  price  movement.  Companies  that can be categorized  as having  positive  price  strength,  i.e.  leading the benchmark, become the focus of fundamental analysis by the portfolio managers.  Second, the sub-adviser uses fundamental  analysis to evaluate particular sectors and stocks identified  as  having  positive  price  strength  based on the  results  of the relative  price  strength  model.  The  sub-adviser  analyzes  growth trends and competitive  dynamics,  including an analysis of the outlook for prices,  costs, and  volumes  for  the  industry's  key  players.  At  the  company  level,  the sub-adviser looks for superior,  sustainable  long-term growth.  The sub-adviser evaluates  three  primary  factors to predict  the  long-term  growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the  company,  the  company's  competitive  advantage,  and  the  company's  key competitors),  management  quality  and  balance  sheet  quality  (for  example, sufficient  internal  capital  generation  to  grow  the  company  and  risk  of bankruptcy).  Third, the sub-adviser applies the results of steps one and two to construct  the Fund's  portfolio by setting  sector  allocations  and  selecting stocks.  No stock can be  purchased  unless it has passed the first two steps of the investment  process.  The sub-adviser  uses a target range of stocks (35-55)
and a minimum  position size of 0.25% of the Fund's portfolio for each portfolio security  purchased.  The Fund may  participate as a purchaser in initial public offerings of  securities  (an "IPO").  An IPO is a company's  first  offering of stock  to the  public.  The  Fund may also  purchase  securities  of  unseasoned issuers.

o AFBA 5Star USA Global Fund - The sub-adviser uses a proprietary relative price strength  model  and  focused  fundamental  research  as part  of a  three  step investment process to identify stocks that the sub-adviser  believes have rising earnings  expectations.  First,  the  sub-adviser  relies  on a  relative  price strength  model  that is  focused on long term  trends to  analyze  sectors  and individual  stocks  based on  relative  price  movement.  Companies  that can be categorized  as having  positive  price  strength,  i.e.  leading the benchmark, become the focus of fundamental analysis by the portfolio managers.  Second, the sub-adviser uses fundamental  analysis to evaluate particular sectors and stocks identified  as  having  positive  price  strength  based on the  results  of the relative  price  strength  model.  The  sub-adviser  analyzes  growth trends and competitive  dynamics,  including an analysis of the outlook for prices,  costs, and  volumes  for  the  industry's  key  players.  At  the  company  level,  the sub-adviser looks for superior,  sustainable  long-term growth.  The sub-adviser evaluates  three  primary  factors to predict  the  long-term  growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the  company,  the  company's  competitive  advantage,  and  the  company's  key competitors),  management  quality  and  balance  sheet  quality  (for  example, sufficient  internal  capital  generation  to  grow  the  company  and  risk  of bankruptcy).  Third, the sub-adviser applies the results of steps one and two to construct  the Fund's  portfolio by setting  sector  allocations  and  selecting stocks.  No stock can be  purchased  unless it has passed the first two steps of the investment  process.  The sub-adviser  uses a target range of stocks (35-55)
and a minimum  position size of 0.25% of the Fund's portfolio for each portfolio security  purchased.  The Fund may  participate as a purchaser in initial public offerings of  securities  (an "IPO").  An IPO is a company's  first  offering of stock  to the  public.  The  Fund may also  purchase  securities  of  unseasoned issuers.

o AFBA 5Star Balanced Fund - invests in a combination of domestic common stocks, preferred stocks,  convertible  securities and high quality domestic  corporate, agency  and  governmental  bonds.  The  Fund  may  also  invest  mortgage-backed securities,  asset-backed securities and yankee bonds. The Fund may invest up to
10% of its assets in high yield bonds. The allocation of assets invested in each type of  security  is designed to balance  yield  income and  long-term  capital appreciation with reduced volatility of returns.  The Fund expects to change its allocation mix over time based on the Manager's view of economic  conditions and underlying  security  values.  Under  normal  circumstances,  the  Manager  will allocate at least 25% of the Fund's  assets to a  sub-adviser  to be invested in equity  securities  and at least 25% to a  sub-adviser  to be  invested  in debt securities.  Many of the Fund's  common  stock  investments  are expected to pay dividends.

The London  Company  manages  the equity  portion  of the Fund's  portfolio  and
Financial Counselors Inc. ("FCI") manages the fixed income portion of the Fund's portfolio.  London  Company  utilizes  a  bottom-up  approach  in  its  security selection for the equity segment of the Fund and focuses on selecting securities of companies that have demonstrated  market  dominance,  have low business risk, continue to have solid  long-term  growth  prospects  and have  averaged  15% or
greater   internal   growth.   In  addition,   London   Company   further  makes
determinations  regarding  stock  selection by  considering  companies that have shareholder-oriented management that have a history of aligning with shareholder interest through stock incentives,  insider buying and corporate buy-backs.  FCI will use its core fixed income  philosophy to manage the fixed income segment of the Fund.  FCI's  core  fixed  income  philosophy  focuses  on  higher  quality, intermediate  term fixed income securities that can produce  attractive  results for  investment  with a focus on  downside  protection.  FCI  applies a reasoned approach to fixed-income  management  which is based on continuous  analysis and assessment  of the  variables  that  influence  bond  prices.  FCI will use this proprietary approach that combines economic momentum,  inflationary expectations and technical  factors to evaluate  interest rate changes in order to manage the duration of the  portfolio  in an effort to  mitigate  risk and  maximize  total return.

o AFBA 5Star  Total  Return  Bond Fund  (formerly  AFBA 5Star High Yield Fund) -
invests  primarily in high quality domestic  corporate,  agency and governmental bonds. The Fund may also invest in mortgage-backed,  asset-backed securities and yankee  bonds.  The Fund may invest up to 10% of its assets in high yield bonds.
The  sub-adviser  will use its core fixed income  philosophy to manage the fixed income  segment of the Fund.  The  sub-adviser's  core fixed  income  philosophy focuses on higher quality,  intermediate  term fixed income  securities that can produce attractive  results for investment with a focus on downside  protection.
The sub-adviser's  applies a reasoned approach to fixed-income  management which is based on continuous  analysis and  assessment of the variables that influence bond prices. The sub-adviser's will use this proprietary  approach that combines economic momentum,  inflationary  expectations and technical factors to evaluate interest  rate  changes in order to manage the  duration of the  portfolio in an effort to mitigate risk and maximize total return.

o AFBA 5Star  Science & Technology  Fund - selects  stocks that the  sub-adviser believes have  prospects for  above-average  earnings  growth based on intensive
fundamental   research.   Portfolio   holdings   can  range  across  all  market
capitalizations of companies that are active in the development,  production, or distribution of products and services in the science and technology  industries.
The Fund may also invest in companies  that are likely to benefit from  specific technological  advances.  The Fund focuses on technology and  healthcare-related companies  which,  in the  sub-adviser's  opinion,  have  sustainable  long-term business models,  as well as companies that are likely to benefit from long-term trends  identified  by the  sub-adviser.  Some of the  industries  likely  to be represented in the Fund's portfolio are:

o    Electronics, including hardware, software and components;
o    Communications;
o    E-commerce;
o    Information;
o    Media;
o    Life sciences and healthcare;
o    Environmental services;
o    Chemicals and synthetic materials; and
o    Defense and aerospace.

Investment Style and Turnover - The sub-advisers,  other than the sub-adviser of the Large Cap and USA Global Funds, normally do not engage in active or frequent trading of the Funds'  investments.  Instead,  to reduce  turnover of the Funds'
holdings,  each sub-adviser's general strategy is to purchase securities for the
Funds  based upon what the  sub-adviser  believes  are  long-term  trends.  This strategy  also helps  reduce the  impact of trading  costs and tax  consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions  being made as ordinary income rather than capital gains.

With respect to the Large Cap and USA Global Funds,  the  sub-adviser may engage in active and frequent trading,  resulting in high portfolio turnover.  This may lead to the realization and distribution to shareholders of higher capital gains
(possibly including short-term capital gains which are taxed at the same rate as ordinary dividends),  increasing their tax liability.  Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

A sub-adviser may sell a Fund's investments for a variety of reasons, such as to
secure   gains,   limit  losses  or  reinvest  in  more   promising   investment
opportunities.

Temporary  Investments - The Funds  generally  hold some cash,  short-term  debt obligations,  government  securities or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund  attempts  to respond to adverse  market,  economic,  political  or other conditions  by  investing  up to 100% of its  assets  in  such  investments  for temporary  defensive  purposes.  During those times,  a Fund will not be able to pursue or achieve its primary investment  objective and, instead,  will focus on preserving its assets.  Also, keep in mind that a temporary  defensive  strategy still has the potential to lose money.

Investment Objective and Policy Changes - The investment objectives and policies described  above  indicate  how the Funds are  managed.  Each Fund's  investment objective  is  non-fundamental,  which  means it may be  changed by the Board of
Trustees of the Trust without shareholder  approval.  Each Fund (except the AFBA
5Star  Balanced  Fund)  will  notify  shareholder  at least 60 days prior to any change in its policy of investing at least 80% of its net assets in the types of securities set forth above in each Fund's 80% policy.

********************************************************************************

[Begin Callout] Diversification: A technique to reduce the risks inherent in any
investment  by  investing  in  a  broad  range  of  securities   from  different
industries, locations or asset classes. [end Callout]

Principal Risk Factors
--------------------------------------------------------------------------------

Market Risks - Equity  securities  are subject to market,  economic and business risks that will  cause  their  prices to  fluctuate  over time.  Since the Funds
(except the AFBA 5Star Total Return Bond Fund) are  normally  invested in equity securities,  the value of these  Funds  will  likely go up and down.  As with an investment  in any  mutual  fund,  there is a risk that you could  lose money by investing in the Funds.

A Fund's success depends largely on a sub-adviser's  ability to select favorable investments.  Also,  different  types of  investments  shift in and out of favor depending  on market and economic  conditions.  For  example,  at various  times stocks  will be more or less  favorable  than  bonds,  and  small cap or mid cap company  stocks will be more or less  favorable  than large cap company  stocks.
Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

Debt  Risks - The  yields  and  principal  values of debt  securities  will also fluctuate.  Generally,  values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt  securities tend to go down and vice versa.  Furthermore,  these  fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks - The AFBA 5Star  Balanced  and AFBA 5Star High Yield Funds may
invest a small  portion  of their  assets in  lower-rated,  high-yielding  bonds
(commonly  known as "junk bonds").  These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt  security  will fail to make timely  payments of principal or interest to
the  Funds.   Lower-rated  securities  may  be  issued  by  companies  that  are restructuring,  are smaller and less  creditworthy  or are more highly  indebted than  other  companies.  Lower-rated  securities  also tend to have less  liquid markets than higher-rated securities.  In addition, market prices of lower-rated bonds tend to react more  negatively to adverse  economic or political  changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

International  Risks - International  investing poses  additional  risks such as currency fluctuation,  political instability,  less government regulation,  less publicly available information,  limited trading markets and greater volatility.
However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the  United  States  and  denominated  in U.S.  dollars.  Although  this type of investment is not considered direct foreign investment,  the U.S. companies with substantial  foreign  operations  in which this Fund  normally  invests  will be exposed to risks  inherent in foreign  investments.  As a  shareholder  in these companies,  the Fund, and in turn, the Fund's  shareholders,  will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The
AFBA  5Star  Mid Cap  Value,  AFBA  5Star  Small  Cap and AFBA  5Star  Science &
Technology   Funds  may  also  invest  in  U.S.   companies   with   substantial
international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain  international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign  companies  that are  traded on U.S.  stock  exchanges.  The AFBA  5Star
Balanced  Fund and the AFBA  5Star  High  Yield  Fund may also  invest in yankee bonds. The Funds do not intend to buy securities of foreign  companies  directly through  foreign  stock  exchanges.  ADRs are  typically  certificates  that are publicly  traded in the United  States and  represent  ownership  in  underlying foreign securities. Investing in foreign companies, even indirectly through ADRs or yankee  bonds,  may involve the same  inherent  foreign  risks,  as described above. These risks can increase the potential for losses in the Fund.

Mid Cap Company  Risks - The AFBA 5Star Mid Cap Value Fund invests  primarily in mid cap  companies.  Generally,  mid cap companies  may have more  potential for growth than large cap companies.  Investing in mid cap companies,  however,  may involve  greater risks than investing in large cap companies.  Mid cap companies
may  not  have  the  management   experience,   financial   resources,   product
diversification or competitive strengths of large cap companies, and, therefore, their  securities  may be more  volatile  than the  securities  of larger,  more established  companies.  An  investment  in the  Fund may be more  suitable  for long-term investors who are willing to bear the risk of these fluctuations.  Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap  company  stocks.  Because of this,  if the Fund wants to sell a large quantity of a mid cap company's  stock it may have to sell at a lower price than the sub-adviser  might prefer, or it may have to sell in small quantities over a period  of time.  The  Fund's  sub-adviser  attempts  to  minimize  this risk by investing in stocks that are readily bought and sold.

Small Cap Company  Risks - The AFBA 5Star Small Cap Fund  invests  primarily  in small cap companies.  Investments in small cap companies  often involve  greater risks than  investing in large cap companies.  These  companies may not have the
management   experience,   financial  resources,   product   diversification  or
competitive  strengths of large cap  companies.  As a result,  the securities of small cap companies may be more  volatile  than the  securities of larger,  more established companies.  Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  The Fund tries to minimize  volatility by  diversifying  in terms of companies and  industries.
Small cap  company  stocks  tend to be bought and sold less often and in smaller amounts  than large cap company  stocks.  Because of this,  if the Fund wants to sell a large  quantity of a small cap  company's  stock it may have to sell at a lower price than the sub-advisers  might prefer, or it may have to sell in small quantities over a period of time. The Fund's  sub-advisers  try to minimize this risk by investing in stocks that are readily bought and sold.

Large Cap  Company  Risks - The AFBA 5Star Large Cap Fund and the AFBA 5Star USA
Global Fund invests primarily in large cap companies.  Larger,  more established companies may be unable to respond quickly to new competitive challenges such as changes  in  consumer  tastes  or  innovative  smaller  competitors.  Large  cap companies  are  also  sometimes  unable  to  attain  the  high  growth  rates of successful, small cap companies,  especially during extended periods of economic expansion.

Sector  Risks - Since the AFBA  5Star  Science &  Technology  Fund is focused on science and technology  related  industries,  it is more concentrated than stock funds invested in a broader range of  industries.  The AFBA 5Star Small Cap Fund may  also at  times  invest  significantly  in  technology  related  industries.
Companies in the rapidly  changing  fields of science and technology  often face unusually  high  price  volatility,  both in  terms  of gains  and  losses.  The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising
may  not  prove  commercially  successful  or  may  become  obsolete.   Earnings
disappointments  can result in sharp price  declines.  In  addition,  technology industries  can be affected by competition  from new market  entrants as well as developing government  regulations and policies.  The level of risk will rise to the  extent  that a Fund has  significant  exposure  to  smaller  or  unseasoned companies (those with less than a three-year  operating history),  which may not have established products or more experienced  management.  Therefore,  the AFBA
5Star  Science &  Technology  Fund is likely to be more  volatile,  and the AFBA
5Star Small Cap Fund, to the extent it focuses on technology related industries, may  be  more  volatile  than a fund  that  does  not  invest  significantly  in technology related industries.

Mortgage-Backed and Asset-Backed Securities Risks - The AFBA 5Star Balanced Fund
and  AFBA  5Star  Total  Return  Bond  Fund  invest  in  mortgage-   backed  and
asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the  principal  owed to the issuer.
If prepayment  occurs,  a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

IPO Risks - The AFBA 5Star Large Cap Fund and the AFBA 5Star USA Global Fund may
invest  in  initial  public  offerings  ("IPOs").  IPO risk is the risk that the market value of IPO shares will fluctuate  considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited  information about the issuer. The purchase of
IPO shares may involve high transaction  costs. IPO shares are subject to market risk and  liquidity  risk.  When a Fund's  asset  base is small,  a  significant portion of the Fund's  performance could be attributable to investments in IPOs, because  such  investments  would have a  magnified  impact on the Fund.  As the
Fund's assets grow,  the effect of the Fund's  investments in IPOs on the Fund's performance  probably will decline,  which could reduce the Fund's  performance.
Because of the price  volatility of IPO shares,  the Fund may choose to hold IPO shares for a very short  period of time,  which may increase the turnover of the
Fund's  portfolio  and may  lead to  increased  expenses  to the  Fund,  such as commissions and transaction costs. In addition, the sub-adviser cannot guarantee continued access to IPOs.

More  Information  About  the  Funds'  Investments  - The  Funds'  Statement  of
Additional  Information  contains more information about the particular types of securities in which the Funds invest.

********************************************************************************
Past Performance
--------------------------------------------------------------------------------

The performance  information shown on the following pages provides an indication of the risks of  investing in the Funds.  The bar charts show the total  returns for Class A Shares of each Fund for each full calendar  year since  inception of the Fund. For periods prior to the inception  date of Class A Shares,  the total return  information  is  based  on the  historical  performance  of each  Fund's original  class  of  shares  (Class I  Shares),  which  is not  offered  in this prospectus,  since commencement of operations. The tables show Class A, Class B, and Class C Shares'  average  annual returns for certain  periods  compared with those of relevant,  widely  recognized  benchmarks.  The returns assume that all dividends and capital gains  distributions have been reinvested in new shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal  income  tax rates  and do not  reflect  the  impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not  relevant if you hold your shares  through  tax-deferred arrangements,  such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of
Fund  shares may be higher  than the return  before  taxes and the return  after taxes on  distributions.  The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient  capital gains of the same  character to offset any capital losses on a sale of Fund shares and that the  shareholder  may therefore  deduct the entire capital loss.  After-tax returns shown are for Class A Shares;  after-tax returns for Class B and Class C
Shares will vary. A Fund's past performance (both before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

Different  classes of shares of the same Fund will generally have  substantially similar annual returns  because the shares are invested in the same portfolio of securities.  Annual returns of the Class A, B and C Shares will differ from each other to the extent that the classes have  different  expenses  (including  Rule
12b-1 and shareholder  service fees) or sales charges.  The returns shown in the bar charts do not reflect any sales  charges.  If sales charges were  reflected, returns would be less than those shown.

********************************************************************************
AFBA 5Star Mid Cap Value Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

        2003                       43.60%
        2004                       15.65%
        2005                       12.94%
        2006                        5.10%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 22.97%
Worst Quarter: Quarter Ended June 30, 2006 = (8.43%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------- ----------------------- -----------------------
                                                                                                     Annualized Total
                                                                                                          Return
                                                                                  1 Year            Since Inception(1)
------------------------------------------------------------------------- ----------------------- -----------------------
AFBA 5Star Mid Cap Value Fund
  Class A return  before taxes.................................................. (0.70%)                  9.07%
  Class A return after taxes on distributions................................... (0.83%)                  8.97%
  Class A return after taxes on distributions and sale of shares................ (0.28%)                  7.85%
  Class B return before taxes................................................... (0.47%)                  9.20%
  Class C return before taxes...................................................  3.27%                   9.56%

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or                10.26%
taxes)(2).......................................................................                        10.26%(4)

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or            12.02%
taxes)(3)  .....................................................................                         8.85%(4)

Russell 2500 Value Index (reflects no deduction for fees, expenses or             20.56%
taxes)(5).......................................................................                        11.22%(4)
------------------------------------------------------------------------- ----------------------- -----------------------

(1)  Inception date of the Fund = May 1, 2002.

(2)  The S&P 400 Mid Cap Index is an unmanaged,  market  capitalization-weighted index of 400 medium-capitalization  stocks designed to measure the mid-size company segment of the U.S. markets. The performance of the S&P 400 Mid Cap
     Index reflects the  reinvestment  of dividends and capital gains,  but does not reflect the  deduction of any  investment  management  fees.  It is not possible to invest  directly in an index.  The Fund may not  disclose  this benchmark performance information in the future.

(3)  The  Lipper  Mid Cap Fund  Index is  comprised  of mutual  funds  that,  by portfolio practice, invest at least 75% of their equity assets in companies with market  capitalization  (on a three-year  weighted basis) of less than
     300% of the dollar-weighted median market capitalization of the S&P Mid Cap
     400  Index.  These  funds have  latitude  with  respect  to the  valuations
     (price-to-earnings,  price-to-book,  and three-year earnings growth) of the securities  in their  portfolio  and may alter their  portfolio  style over time.  The  performance  of the  Lipper  Mid Cap Fund  Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

(4)  Performance data is for the period 5/1/02 through 12/31/06.

(5)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     400 Mid Cap Index to the Russell  2500 Value  Index.  The Manager  believes this benchmark  index more  appropriately  reflects the types of securities held  in the  portfolio  and  provides  the  best  comparative  performance information.  The Russell  2500 Value Index  measures  the  performance  of companies  in the Russell  2500 Index with lower  price-to-book  ratios and lower forecasted  growth values.  The performance of the Russell 2500 Value
     Index reflects the  reinvestment  of dividends and capital gains,  but does not reflect the  deduction of any  investment  management  fees.  It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

        2002                      (26.45%)
        2003                       50.85%
        2004                       23.48%
        2005                        0.71%
        2006                       13.07%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 30.75%
Worst Quarter: Quarter Ended September 30, 2002 = (22.82%)

Average Annual Total Return as of December 31, 2006
-------------------------------------------------------- ---------------- ---------------- -------------------------

                                                                                           Annualized Total Return
                                                             1 Year           5 Years         Since Inception(1)
-------------------------------------------------------- ---------------- ---------------- -------------------------

AFBA 5Star Small Cap Fund
   Class A return before taxes................................6.84%            8.08%                11.68%
   Class A return after taxes on distributions................6.51%            7.97%                11.57%
   Class A return after taxes on distributions and            4.87%            7.00%                10.22%
   sale of shares ............................................
   Class B return before taxes ...............................7.47%            8.16%                11.92%
   Class C return before taxes ..............................11.22%            8.49%                12.07%

-------------------------------------------------------- ---------------- ---------------- -------------------------
S&P 600 Small Cap Index (reflects no deduction for
fees, expenses or taxes)(2)..................................15.07%          12.44%              15.10%(4)

Lipper Small Cap Fund Index (reflects no deduction for       14.64%
fees, expenses or taxes)(3).................................                  9.91%              11.82%(4)

Russell 2000 Growth Index (reflects no deduction for         13.34%            6.35%              9.05%(4)
fees, expenses, or taxes)(5)................................

-------------------------------------------------------- ---------------- ---------------- -------------------------

(1)  Inception date of the Fund = October 15, 2001.

(2)  The S&P 600 Small Cap Index is a market  value-weighted index consisting of
     600 domestic stocks chosen for market size,  liquidity,  and industry group representation. The performance of the S&P 600 Small Cap Index reflects the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index. The Fund may not disclose this benchmark  performance information in the future.

(3)  The  Lipper  Small Cap Fund  Index is  comprised  of the top 25-30  managed mutual  funds that,  by  portfolio  practice,  invest at least 75% of their equity  assets in companies  with market  capitalizations  (on a three-year weighted  basis)  less  than  250%  of the  dollar-weighted  median  of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite  1500
     Index.  The  performance  of the Lipper  Small Cap Fund Index  reflects the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

(4)  Performance data is for the period 10/15/01 through 12/31/06.

(5)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     600 Small Cap Index to the Russell 2000 Growth Index.  The Manager believes this benchmark  index more  appropriately  reflects the types of securities held  in the  portfolio  and  provides  the  best  comparative  performance information.  The Russell 2000 Growth Index is comprised of  securities  in the Russell  2000 Index with higher than average  price-to-book  ratios and forecasted  growth  values.  The Russell 2000 Index is an  unmanaged  index comprised of the 2,000 smallest of the 3,000 largest U.S.  companies  based on market capitalization.  The performance of the Russell 2000 Growth Index reflects the  reinvestment  of dividends  and capital  gains,  but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************

--------------------------------------------------------------------------------
AFBA 5Star Large Cap Fund

Annual Total Return as of December 31 of Each Year*

        1998                        6.16%
        1999                       13.17%
        2000                       20.35%
        2001                      (15.14%)
        2002                      (25.71%)
        2003                       29.74%
        2004                        7.50%
        2005                        1.59%
        2006                        9.93%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 19.98%
Worst Quarter: Quarter Ended June 30, 2002 = (20.09%)

* For periods prior to September 24, 2001 inception date of Class A Shares,  the annual  total  returns  are based on the  historical  performance  of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect
Rule 12b-1 and  shareholder  service fees.  Sales charges  applicable to Class A
Shares are not reflected in the  calculations of performance.  If any applicable front-end sales charges had been included, the performance shown would have been lower.

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------- -------------- ----------------- -------------------
                                                                                                            Annualized Total
                                                                                                              Return Since
                                                                             1 Year          5 Years           Inception
------------------------------------------------------------------------- -------------- ----------------- -------------------

AFBA 5Star Large Cap Fund
   Class A return before taxes(1).............................................3.88%           1.81%             4.11%(1)
   Class A return after taxes on distributions(1).............................3.88%           1.81%             3.92%(1)
   Class A return after taxes on distributions and sale of shares(1)..........2.52%           1.54%             3.47%(1)
   Class B return before taxes................................................4.36%           1.76%             5.55%(2)
   Class C return before taxes................................................8.10%           2.19%             5.75%(2)

------------------------------------------------------------------------- -------------- ----------------- -------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3).........15.61%           6.10%             7.18%(4)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or
taxes)(5).....................................................................9.04%           1.60%             3.22%(4)
------------------------------------------------------------------------- -------------- ----------------- -------------------

(1)  For  periods  prior to the  inception  date of Class A  Shares,  which  was
     September 24, 2001,  the average  annual total return  figures are based on the historical  performance of the Fund's original class of shares (Class I
     Shares),  but have been  recalculated  to show the effect of any applicable front-end  sales charge and Rule 12b-1 and  shareholder  service fees.  The inception date of Class I Shares was June 3, 1997.

(2)  Inception date of Class B and C Shares = September 24, 2001.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The  performance  of the S&P 500 Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index. The Fund may not disclose this benchmark  performance information in the future.

(4)  Performance data is for the period 6/3/97 through 12/31/06.

(5)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     500 Index to the Russell  1000 Growth  Index.  The  Manager  believes  this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best  comparative  performance  information.
     The Russell 1000 Growth Index measures the  performance of companies in the
     Russell 1000 Index with higher  price-to-book  ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000
     largest  U.S.   companies  in  the  Russell  3000  Index  based  on  market capitalization.  The  performance of the Russell 1000 Growth Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star USA Global Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year*

        1998                        8.00%
        1999                       32.02%
        2000                        8.89%
        2001                      (10.53%)
        2002                      (27.23%)
        2003                       37.11%
        2004                        6.31%
        2005                        3.82%
        2006                       11.24%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [____]%
Best Quarter: Quarter Ended December 31, 1999 = 19.55%
Worst Quarter: Quarter Ended September 30, 2002 = (22.01%)

* For the periods  prior to the  September  24, 2001  inception  date of Class A
Shares, the annual total returns are based on the historical  performance of the
Fund's original class of shares (Class I Shares),  but have been recalculated to reflect Rule 12b-1 and  shareholder  service fees.  Sales charges  applicable to
Class A Shares are not  reflected in the  calculations  of  performance.  If any applicable  front-end  sales charges had been included,  the  performance  shown would have been lower.

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------- -------------- ----------------- -------------------
                                                                                                            Annualized Total
                                                                                                              Return Since
                                                                             1 Year          5 Years           Inception
------------------------------------------------------------------------- -------------- ----------------- -------------------

AFBA 5Star USA Global Fund
   Class A return before taxes(1).............................................5.12%           2.98%             5.40%(1)
   Class A return after taxes on distributions(1).............................5.12%           2.96%             5.25%(1)
   Class A return after taxes on distributions and sale of shares(1)..........3.33%           2.54%             4.65%(1)
   Class B return before taxes................................................5.66%           2.99%             7.09%(2)
   Class C return before taxes................................................9.41%           3.39%             7.27%(2)

------------------------------------------------------------------------- -------------- ----------------- -------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3).........15.61%           6.10%             7.18%(4)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or
taxes)(5).....................................................................9.04%           1.60%             3.22%(4)

------------------------------------------------------------------------- -------------- ----------------- -------------------

(1)  For  periods  prior to the  inception  date of Class A  Shares,  which  was
     September 24, 2001,  the average  annual total return  figures are based on the historical  performance of the Fund's original class of shares (Class I
     Shares),  but have been  recalculated  to show the effect of any applicable front-end  sales charge and Rule 12b-1 and  shareholder  service fees.  The inception date of Class I Shares was June 3, 1997.

(2)  Inception date of Class B and C Shares = September 24, 2001.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The  performance  of the S&P 500 Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index. The Fund may not disclose this benchmark  performance information in the future.

(4)  Performance data is for the period 6/3/97 through 12/31/06.

(5)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     500 Index to the Russell  1000 Growth  Index.  The  Manager  believes  this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best  comparative  performance  information.
     The Russell 1000 Growth Index measures the  performance of companies in the
     Russell 1000 Index with higher  price-to-book  ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000
     largest  U.S.   companies  in  the  Russell  3000  Index  based  on  market capitalization.  The  performance of the Russell 1000 Growth Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year*

        1998                       (0.50%)
        1999                        6.38%
        2000                       11.57%
        2001                        2.46%
        2002                      (14.63%)
        2003                       26.08%
        2004                       13.77%
        2005                        5.38%
        2006                       15.62%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [____]%
Best Quarter: Quarter Ended June 30, 2003 = 13.35%
Worst Quarter: Quarter Ended September 30, 2001= (13.34%)

*For the  periods  prior to the  September  24, 2001  inception  date of Class A
Shares, the annual total returns are based on the historical  performance of the
Fund's original class of shares (Class I Shares),  but have been recalculated to reflect Rule 12b-1 and  shareholder  service fees.  Sales charges  applicable to
Class A Shares are not  reflected in the  calculations  of  performance.  If any applicable  front-end  sales charges had been included,  the  performance  shown would have been lower.

Average Annual Total Return as of December 31, 2006
--------------------------------------------------------------------- ---------------- ------------ -------------------
                                                                          1 Year         5 Years     Annualized Total
                                                                                                       Return Since
                                                                                                        Inception
--------------------------------------------------------------------- ---------------- ------------ -------------------

AFBA 5Star Balanced Fund
   Class A return before taxes(1)..........................................9.30%          7.12%          6.73%(1)
   Class A return after taxes on distributions(1)..........................8.24%          6.09%          5.53%(1)
   Class A return after taxes on distributions and sale of shares(1).......6.25%          5.51%          5.09%(1)
   Class B return before taxes.............................................9.99%          7.08%         10.21%(2)
   Class C return before taxes............................................13.81%          7.41%         10.36%(2)

--------------------------------------------------------------------- ---------------- ------------ -------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)......15.61%          6.10%          7.18%(4)

Lipper Balanced Fund Index (reflects no deduction for fees,
expenses or taxes)(5).....................................................11.60%          6.51%          6.94%(4)
--------------------------------------------------------------------- ---------------- ------------ -------------------

(1)  For  periods  prior to the  inception  date of Class A  Shares,  which  was
     September 24, 2001,  the average  annual total return  figures are based on the historical  performance of the Fund's original class of shares (Class I
     Shares),  but have been  recalculated  to show the effect of any applicable front-end  sales charge and Rule 12b-1 and  shareholder  service fees.  The inception date of Class I Shares was June 3, 1997.

(2)  Inception date of Class B and C Shares = September 24, 2001.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large capitalization stocks that is designed to measure broad domestic securities markets.  The performance of the S&P 500 Index reflects the reinvestment of dividends  and capital  gains,  but does not reflect the  deduction  of any investment  management  fees.  It is not possible to invest  directly in an index.

(4)  Performance data is for the period 6/3/97 through 12/31/06.

(5)  The Lipper  Balanced  Fund Index is an unmanaged  index and includes the 30 largest  mutual funds whose primary  objective is to conserve  principal by maintaining  at all times a balanced  portfolio  of both  stocks and bonds.
     Typically  the  stock/bond  ratio of the funds in the index  ranges  around
     60%/40%.  The index  reflects the  reinvestment  of  dividends  and capital gains,  but does not reflect the  deduction  of any  investment  management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Total Return Bond Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year*

        1998                      (6.08%)
        1999                       2.05%
        2000                       8.18%
        2001                       9.96%
        2002                       2.15%
        2003                      20.00%
        2004                       8.14%
        2005                      (1.31%)
        2006                       8.50%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [____]%
Best Quarter: Quarter Ended June 30, 2003 = 8.53%
Worst Quarter: Quarter Ended September 30, 1998 = (6.36%)

*For the  periods  prior to the  September  24, 2001  inception  date of Class A
Shares, the annual total returns are based on the historical  performance of the
Fund's original class of shares (Class I Shares),  but have been recalculated to reflect Rule 12b-1 and  shareholder  service fees.  Sales charges  applicable to
Class A Shares are not  reflected in the  calculations  of  performance.  If any applicable  front-end  sales charges had been included,  the  performance  shown would have been lower.

Average Annual Total Return as of December 31, 2006
--------------------------------------------------------------------- ---------------- ----------------- -------------------
                                                                                                          Annualized Total
                                                                                                            Return Since
                                                                          1 Year           5 Years           Inception
--------------------------------------------------------------------- ---------------- ----------------- -------------------

AFBA 5Star Total Return Bond Fund
   Class A return before taxes(1)..........................................4.42%            6.44%             5.44%(1)
   Class A return after taxes on distributions(1)..........................2.37%            4.68%             3.14%(1)
   Class A return after taxes on distributions and sale of shares(1).......3.04%            4.49%             3.20%(1)
   Class B return before taxes.............................................3.66%            6.14%             6.44%(2)
   Class C return before taxes.............................................6.63%            6.44%             6.72%(2)

--------------------------------------------------------------------- ---------------- ----------------- -------------------
Merrill Lynch High Yield Bond Index (reflects no deduction for            11.64%            9.84%             6.67%(4)
fees, expenses or taxes)(3)..............................................

Lipper High Yield Fund Index (reflects no deduction for fees,
expenses or taxes)(5).................................................... 10.18%            9.08%             4.83%(4)

[TO BE PROVIDED IN 485(b) FILING:]
Lehman Brothers Government Corporate Bond Index (reflects no
deduction for fees, expenses or taxes)(6)................................ [____]%          [____]%           [____]%(4)
--------------------------------------------------------------------- ---------------- ----------------- -------------------

(1)  For  periods  prior to the  inception  date of Class A  Shares,  which  was
     September 24, 2001,  the average  annual total return  figures are based on the historical  performance of the Fund's original class of shares (Class I
     Shares),  but have been  recalculated  to show the effect of any applicable front-end  sales charge and Rule 12b-1 and  shareholder  service fees.  The
     Inception date of Class I Shares was June 3, 1997.

(2)  Inception date of Class B and C Shares = September 24, 2001.

(3)  The Merrill Lynch High Yield Bond Index is an unmanaged  index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.  The index  reflects the  reinvestment  of  dividends  and capital gains,  but does not reflect the  deduction of  management  fees. It is not possible to invest  directly in an index.  The Fund may not  disclose  this benchmark performance in the future.

(4)  Performance data is for the period 6/3/97 through 12/31/06.

(5)  The Lipper  High Yield  Fund Index is a widely  recognized  index of mutual funds that invest  primarily  in high yield bonds.  The index  reflects the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of management  fees. It is not possible to invest  directly in an index. The Fund may not disclose this benchmark performance in the future.

(6)  [TO BE PROVIDED IN 485(b) FILING:] Effective October [__], 2007, the Fund's
     benchmark index changed from the Merrill Lynch High Yield Bond Index to the
     Lehman Brothers Government  Corporate Bond Index. The Manager believes this benchmark more  appropriately  reflects the types of securities held in the portfolio since the Fund changed its investment  objective and policies and provides the best comparative performance information.  The Lehman Brothers
     Government  Corporate  Bond Index is an  unmanaged  index  comprised of all bonds that are investment grade and have at least one year to maturity. The performance of the Lehman Brothers Government Corporate Bond Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Science & Technology Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year

        2002                      (39.00%)
        2003                       63.07%
        2004                       11.55%
        2005                        6.25%
        2006                       11.60%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [____]
Best Quarter: Quarter Ended June 30, 2003 = 29.08%
Worst Quarter: Quarter Ended June 30, 2002 = (31.05%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------- ----------------- ----------------- ------------------
                                                                                                  Annualized Total
                                                                                                       Return
                                                                                                        Since
                                                                   1 Year           5 Years         Inception(1)
------------------------------------------------------------- ----------------- ----------------- ------------------

AFBA 5Star Science & Technology Fund
   Class A return before taxes.....................................5.45%             4.46%              6.93%
   Class A return after taxes on distributions.....................4.48%             4.05%              6.53%
   Class A return after taxes on distributions and sale of         4.59%             3.71%              5.88%
   shares..........................................................
   Class B return before taxes.....................................5.85%             4.46%              7.09%
   Class C return before taxes.....................................9.68%             4.85%              7.28%

------------------------------------------------------------- ----------------- ----------------- ------------------
S&P 500 Index (reflects no deduction for fees, expenses or         15.61%            6.10%            7.18%(3)
taxes)(2)........................................................

Lipper Science & Technology Fund Index (reflects no
deduction for fees, expenses or taxes)(4).........................  6.72%            0.76%            3.07%(3)

------------------------------------------------------------- ----------------- ----------------- ------------------

(1)  Inception date of the Fund = October 12, 2001.

(2)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The  performance  of the S&P 500 Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

(3)  Performance data is for the period 10/12/01 through 12/31/06.

(4)  The   Lipper   Science   &   Technology   Fund   Index  is  an   unmanaged,
     equally-weighted  performance index of the largest  qualifying mutual funds
     (based on net assets) in the Lipper Science and Technology  classification.
     There are currently 30 funds  represented in this index. The index reflects the  reinvestment  of dividends  and capital gains but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
Fees and Expenses
--------------------------------------------------------------------------------

The following  tables describe the fees and expenses that you may pay if you buy and hold Class A, B or C Shares of each AFBA  5Star  Fund.  There are  different share classes to allow you to maximize your  potential  return  depending on you and your financial  consultant's  current  expectations for your investment in a
Fund.

********************************************************************************
AFBA 5Star Mid Cap Value Fund
AFBA 5Star Small Cap Fund
AFBA 5Star Large Cap Fund
AFBA 5Star USA Global Fund
AFBA 5Star Balanced Fund
AFBA 5Star Science & Technology Fund
-------------------------------------------------------------------------------------------------------------------

Shareholder Fees                                                     Class A        Class B(1)         Class C
(fees paid directly from your investment)
---------------------------------------------------------------- ---------------- ---------------- -----------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)..............................5.50%(2)           None              None
Maximum Deferred Sales Charge (Load)................................1.00%(3)         4.75%(4)          1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........  None             None              None
Redemption Fee (as a percentage of amount redeemed for
shares held less than 60 days payable to the Fund)..................2.00%(6)         2.00%(6)          2.00%(6)
Exchange Fee..........................................................None             None              None

********************************************************************************
AFBA 5Star Total Return Bond Fund
-------------------------------------------------------------------------------------------------------------------

Shareholder Fees
(fees paid directly from your investment)                            Class A        Class B(1)         Class C
---------------------------------------------------------------- ---------------- ---------------- -----------------
Maximum Sales Charge (Load) Imposed on Purchases                    3.75%(2)           None              None
   (as a percentage of offering price)..............................
Maximum Deferred Sales Charge (Load)................................1.00%(3)         4.00%(7)          1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........  None             None              None
Redemption Fee (as a percentage of amount redeemed for shares
     held less than 60 days payable to the Fund)....................2.00%(6)         2.00%(6)          2.00%(6)
Exchange Fee..........................................................None             None              None
---------------------------------------------------------------- ---------------- ---------------- -----------------

*******************************************************************************
AFBA 5Star Mid Cap Value Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A      Class B      Class C
Management Fees........................................0.80%        0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees......0.25%        1.00%        1.00%
Other Expenses.........................................0.81%        0.82%        0.82%
Total Annual Fund Operating Expenses...................1.86%        2.62%        2.62%
Less Fee Reduction/Expense Payments(8)................(0.33%)      (0.34%)      (0.34%)
Net Total Annual Fund Operating Expenses(8)............1.53%        2.28%        2.28%

********************************************************************************
AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A      Class B      Class C
Management Fees........................................0.80%        0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees......0.25%        1.00%        1.00%
Other Expenses.........................................0.48%        0.48%        0.48%
Total Annual Fund Operating Expenses(8)................1.53%        2.28%        2.28%

********************************************************************************
AFBA 5Star Large Cap Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A      Class B      Class C
Management Fees........................................0.80%        0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees......0.25%        1.00%        1.00%
Other Expenses.........................................0.87%        0.88%        0.88%
Total Annual Fund Operating Expenses...................1.92%        2.68%        2.68%
Less Fee Reduction/Expense Payments(8)................(0.39%)      (0.40%)      (0.40%)
Net Total Annual Fund Operating Expenses(8)............1.53%        2.28%        2.28%

********************************************************************************
AFBA 5Star USA Global Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A      Class B      Class C
Management Fees........................................0.80%        0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees......0.25%        1.00%        1.00%
Other Expenses.........................................0.80%        0.81%        0.81%
Total Annual Fund Operating Expenses...................1.85%        2.61%        2.61%
Less Fee Reduction/Expense Payments(8)................(0.32%)      (0.33%)      (0.33%)
Net Total Annual Fund Operating Expenses(8)............1.53%        2.28%        2.28%

********************************************************************************
AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                       Class A     Class B      Class C
Management Fees.........................................0.80%       0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees.......0.25%       1.00%        1.00%
Other Expenses..........................................0.46%       0.46%        0.46%
Total Annual Fund Operating Expenses....................1.51%       2.26%        2.26%
Less Fee Reduction/Expense Payments(9).................(0.18%)     (0.18%)      (0.18%)
Net Total Annual Fund Operating Expenses(9).............1.33%       2.08%        2.08%

********************************************************************************
AFBA 5Star Total Return Bond Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A      Class B      Class C
Management Fees........................................0.80%        0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees......0.25%        1.00%        1.00%
Other Expenses.........................................0.92%        0.92%        0.92%
Total Annual Fund Operating Expenses...................1.97%        2.72%        2.72%
Less Fee Reduction/Expense Payments(9)................(0.64%)      (0.64%)      (0.64%)
Net Total Annual Fund Operating Expenses(9)............1.33%        2.08%        2.08%

********************************************************************************
AFBA 5Star Science & Technology Fund
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A      Class B      Class C
Management Fees........................................0.80%        0.80%        0.80%
Distribution and Shareholder Service (12b-1) Fees......0.25%        1.00%        1.00%
Other Expenses.........................................1.54%        1.48%        1.54%
Total Annual Fund Operating Expenses...................2.59%        3.28%        3.34%
Less Fee Reduction/Expense Payments(10)...............(0.91%)      (0.85%)      (0.91%)
Net Total Annual Fund Operating Expenses(10)...........1.68%        2.43%        2.43%

(1)  Class B Shares  convert to Class A Shares  automatically  at the end of the seventh  year (84th month) after  purchase.  Investors  seeking to purchase
     Class B Shares in amounts that exceed  $250,000  should  discuss with their financial  consultant  whether the purchase of another  class would be more appropriate; such orders may be rejected by a Fund.

(2)  Reduced for  purchases of $50,000 and more;  waived for certain  systematic retirement  accounts.  Investments  of $1  million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be
     imposed   if   redemptions   are  made   within   one  year  of   purchase.
     Employer-sponsored defined contribution plans investing $1 million or more, or with 100 or more eligible employees,  and Individual  Retirement Account rollovers involving  retirement plan assets invested in an AFBA 5Star Fund, may  invest  with no  sales  charge  and are not  subject  to a  contingent
     deferred  sales  charge.   Investments  made  through   retirement   plans,
     endowments or  foundations  with $50 million or more in assets,  or through certain qualified  fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(3)  Class A Shares are not subject to a  contingent  deferred  sales  charge (a
     "CDSC");  except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% on amounts redeemed within the first year of purchase.  Such a CDSC may be waived in  connection  with redemptions to participants in certain fee-based programs.

(4)  A CDSC will be charged on redemptions  of Class B Shares as follows:  4.75%
     during the first year; 4.25% during the second year; 3.25% during the third year; 2.25% during the fourth and fifth years; 1.25% during the sixth year;
     and 0.50% during the seventh  year.  Class B Shares  automatically  convert into  Class A Shares at the end of the  seventh  year  after  purchase  and thereafter will not be subject to a CDSC.

(5)  Class C Shares are subject to a 1.00% CDSC only if they are redeemed within the first 12 months after purchase.

(6)  The redemption fee is calculated as a percentage of the amount redeemed and may be  charged  when  shares  are  sold  or  exchanged  within  60 days of purchase.  The fee is retained  by the Fund and  withheld  from  redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight  mail, you may be required to pay a $10 fee that will be deducted directly from your redemption  proceeds.  For more details, see the "How to Redeem Shares" section of this prospectus.

(7)  A CDSC will be charged on redemptions  of Class B Shares as follows:  4.00%
     during the first  year;  3.00%  during the  second and third  years;  2.00%
     during the  fourth,  fifth and sixth  years;  and 1.00%  during the seventh year. Class B Shares  automatically  convert into Class A Shares at the end of the seventh year after purchase and thereafter  will not be subject to a
     CDSC.

(8)  The Manager has entered into a  contractual  agreement to limit fees and/or pay  expenses in amounts  necessary  to limit Total  Annual Fund  Operating
     Expenses of each Fund (excluding  Rule 12b-1 and shareholder  service fees)
     to 1.28% through July 31, 2008. Thereafter, the Manager may either renew or terminate  these  arrangements.  When a Fund's assets grow to a point where fee reductions  and/or expense payments are no longer necessary to meet the expense  limitation  target,  the  Manager  may seek to recoup  amounts  it previously  reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule
     12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts  for a period of three  years from the date such amount was limited or paid.

(9)  The Manager has entered into a  contractual  agreement to limit fees and/or pay  expenses in amounts  necessary  to limit Total  Annual Fund  Operating
     Expenses of each Fund (excluding  Rule 12b-1 and shareholder  service fees)
     to 1.08% through July 31, 2008. Thereafter, the Manager may either renew or terminate  these  arrangements.  When a Fund's assets grow to a point where fee reductions  and/or expense payments are no longer necessary to meet the expense  limitation  target,  the  Manager  may seek to recoup  amounts  it previously  reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule
     12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The Manager shall be entitled to recoup such amounts  for a period of three  years from the date such amount was limited or paid.

(10) The Manager has entered into a contractual arrangement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Operating  Expenses of the Fund (excluding  Rule 12b-1 and  shareholder  service fees) to 1.50%
     through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these  arrangements.  For the previous period from August 1, 2006 through July 31,  2007,  the Manager  limited fees and/or paid  expenses in amounts necessary to limit the Fund's Total Operating  Expenses  (excluding
     Rule 12b-1 and shareholder  services fees) to 1.28%. When the Fund's assets grow to a point where fee reductions  and/or expense payments are no longer necessary to meet the expense  limitation  target,  the Manager may seek to recoup amounts it previously  reduced or expenses that it paid. The Manager will  only seek to recoup  such  amounts  if total  annual  fund  operating expenses  (excluding  Rule  12b-1 and  shareholder  service  fees) plus the amounts recouped do not exceed the expense  limitation  target. The Manager shall be entitled  to recoup such  amounts for a period of three years from the  date  such  amount  was  limited  or paid.  The Fee  Reduction/Expense
     Payments  and Net Total  Annual Fund  Operating  Expenses  set forth in the table  above  have  been  restated  to  reflect  the Fee  Reduction/Expense
     Payments and Net Total Annual Fund Operating  Expenses that would have been applicable if  contractual  limits on fees and expenses were those in place for the  fiscal  year  ending  March 31,  2008.  The Fee  Reduction/Expense
     Payments and Net Total Operating  Expenses were calculated  using a blended contractual  fee limit  based on the limit of 1.28%  that was in place from
     April 1, 2007  through  July 31,  2007 and the  limit of 1.50%  that was in place  from  August  1,  2007  through  March  31,  2008.  The  actual  Fee
     Reduction/Expense  Payment  for Class A, Class B and Class C for the fiscal year ended March 31, 2007 were (1.06%), (1.00%) and (1.06%),  respectively.
     The Net Total Annual Fund Operating Expenses for Class A, Class B and Class
     C for the fiscal year ended  March 31,  2007 were  1.53%,  2.28% and 2.28%, respectively.

********************************************************************************
Fee Examples
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star  Fund with the cost of  investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a Fund for the time periods indicated
and then redeem all of your  shares at the end of those  periods.  The  examples also assume  that your  investment  has a 5% return  each year,  that the Fund's operating  expenses  remain the same and that you  reinvest  all  dividends  and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

********************************************************************************
AFBA 5Star Mid Cap Value Fund
--------------------------------------------------------------------------------

                                                        1 Year (3)      3 Years (3)    5 Years (3)    10 Years (3)

Class A(1)                                                 $697          $1,072         $1,472          $2,584

Class B (assuming no redemption)                           $231            $782         $1,360          $2,929

Class B (assuming complete redemption at end of            $719          $1,132         $1,614          $2,929
period)(2)

Class C (assuming no redemption)                           $231            $782         $1,360          $2,929

Class C (assuming complete redemption at end of            $334            $782         $1,360          $2,929
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------

                                                       1 Year (3)     3 Years (3)      5 Years(3)     10 Years(3)

Class A(1)                                                $697           $1,007          $1,338        $2,273

Class B (assuming no redemption)                          $231             $712          $1,220        $2,615

Class B (assuming complete redemption at end of           $719           $1,065          $1,477        $2,615
period)(2)

Class C (assuming no redemption)                          $231             $712          $1,220        $2,615

Class C (assuming complete redemption at end of           $334             $712          $1,220        $2,615
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5Star Large Cap Fund
--------------------------------------------------------------------------------

                                                        1 Year(3)      3 Years(3)      5 Years(3)     10 Years(3)

Class A(1)                                                 $697        $1,084            $1,496         $2,640

Class B (assuming no redemption)                           $231          $795            $1,384         $2,983

Class B (assuming complete redemption at end of            $719        $1,144            $1,638         $2,983
period)(2)

Class C (assuming no redemption)                           $231          $795            $1,384         $2,983

Class C (assuming complete redemption at end of            $334          $795            $1,384         $2,983
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5Star USA Global Fund
--------------------------------------------------------------------------------

                                                        1 Year (3)     3 Years (3)    5 Years (3)     10 Years (3)

Class A(1)                                                 $697          $1,070           1,468         $2,575

Class B (assuming no redemption)                           $231            $780          $1,356         $2,920

Class B (assuming complete redemption at end of            $719          $1,130          $1,610         $2,920
period)(2)

Class C (assuming no redemption)                           $231            $780          $1,356         $2,920

Class C (assuming complete redemption at end of            $334            $780          $1,356         $2,920
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------

                                                        1 Year(3)      3 Years(3)      5 Years(3)     10 Years(3)

Class A(1)                                                $678             $984          $1,312          $2,238

Class B (assuming no redemption)                           $211            $689          $1,194          $2,581

Class B (assuming complete redemption at end of            $700          $1,042          $1,452          $2,581
period) (2)

Class C (assuming no redemption)                           $211            $689          $1,194          $2,581

Class C (assuming complete redemption at end of            $314            $689          $1,194          $2,581
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5Star Total Return Bond Fund
--------------------------------------------------------------------------------

                                                        1 Year(3)      3 Years(3)      5 Years(3)     10 Years(3)

Class A(1)                                                 $505          $911            $1,341         $2,535

Class B (assuming no redemption)                           $211          $784            $1,383         $3,004

Class B (assuming complete redemption at end of            $623        $1,107            $1,608         $3,004
period)(2)

Class C (assuming no redemption)                           $211          $784            $1,383         $3,004

Class C (assuming complete redemption at end of            $314          $784            $1,383         $3,004
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5Star Science & Technology Fund
--------------------------------------------------------------------------------

                                                       1 Year (3)     3 Years (3)     5 Years (3)    10 Years (3)

Class A(1)                                                $711         $1,229            $1,773        $3,249

Class B (assuming no redemption)                          $246           $931            $1,639        $3,519

Class B (assuming complete redemption at end of           $733         $1,276            $1,886        $3,519
period)(2)

Class C (assuming no redemption)                          $246           $943            $1,663        $3,570

Class C (assuming complete redemption at end of           $349           $943            $1,663        $3,570
period)(2)

(1)  Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete  redemption at the end of the period  is  assumed  and  therefore  an  after  redemption  example  is not provided.

(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3)  Please  note  that the  Manager's  blended  contractual  fee  reduction  as reflected in the Annual Fund  Operating  Expense  Table for the fiscal year ending March 31, 2008 is reflected  in the  calculation  of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

Portfolio Holdings

A description  of the Funds'  policies and  procedures  regarding  disclosure of
portfolio   holdings  can  be  found  in  the  Funds'  Statement  of  Additional
Information,  which can be  obtained  free of charge by  contacting  the  Funds'
transfer agent at (888) 578-2733 and on the Funds' website at www.afba.com.

********************************************************************************
Manager and Sub-Advisers
--------------------------------------------------------------------------------

AFBA 5Star  Investment  Management  Company (the  "Manager"),  located at 909 N.
Washington Street,  Alexandria, VA 22314, a corporation organized under the laws of the  Commonwealth  of Virginia,  acts as the Funds'  investment  and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Pursuant to the current  Management  Agreement for each of the Funds,  the Manager is  responsible  for  providing or obtaining  investment management and related administrative  services for the Funds. The sole business of the  Manager is the  management  of the Funds,  which as of June 30, 2007 had approximately  $465  million in total  assets.  The  Manager  is a wholly  owned subsidiary of 5Star Financial LLC and, ultimately,  a wholly owned subsidiary of
Armed  Forces  Benefit  Association  ("AFBA"),  which was  organized  in 1947 to provide  low-cost life insurance for military  families.  As AFBA's  eligibility criteria have expanded over the years,  so have its services,  which now include banking products, mutual funds, health insurance and financial services. General
Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of
Directors, as well as Chairman of the Board of Trustees of the Trust.

The  Manager,  which  is  responsible  for  providing  or  obtaining  investment management services for the Funds, engaged a group of sub-advisers to manage the day-to-day  investment  activities  of the Funds (each,  a  "Sub-Adviser,"  and, collectively,  the  "Sub-Advisers").  The Manager has entered into  Sub-Advisory
Agreements  with  each  Sub-Adviser  on  behalf  of  the  respective  Fund.  The
Sub-Advisers  are  responsible  for, among other things:  (1) making  investment decisions  on behalf of the  respective  Funds;  (2)  placing all orders for the purchase and sale of  investments  for the  respective  Fund; and (3) performing certain limited related administrative functions in connection therewith.

The following is a description of each  Sub-Adviser  and the portfolio  managers responsible for the day-to-day  management of each Fund. Each portfolio  manager listed below has been a portfolio manager of his/her  respective Fund since July
16, 2007.

o For the AFBA  5Star  Mid Cap  Value  Fund,  Dreman  Value  Management,  L.L.C.
("Dreman") located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611-9725,
manages the entire portfolio.  Dreman had $21 billion in assets under management as of June 30, 2007.

The  investment  team managing the AFBA 5Star Mid Cap Value Fund is comprised of
David N. Dreman, E. Clifton Hoover, Mark Roach and F. James Hutchinson,  who are
jointly and primarily responsible for the day-to-day management of the Fund.

David N. Dreman is Chairman,  Chief Investment Officer and Founder of Dreman. He
founded his first investment  firm,  Dreman Value  Management,  Inc. in 1977 and served as its President and Chairman  until 1995,  followed by a similar role at
Dreman Value Advisors,  Inc. from 1995 to 1997. He has been a regular  columnist for  Forbes  for over 27 years  and he has made  numerous  presentations  before groups  such as the  National  Bureau  of  Economic  Research,  the  Society  of
Quantitative  Analysts,  the Harvard  Medical School,  the Cambridge  Center for
Behavioral  Studies,  the Institute of Behavioral  Finance,  the  Association of
Investment  Management  and Research  (AIMR),  the National  Financial  Analysts
Seminar and  numerous  other  academic  and  professional  groups.  His research findings have also been published in the Financial Analysts Journal, The Journal of Investing and The Journal of Behavioral Finance.

E.  Clifton  Hoover is Co-Chief  Investment  Officer and a Managing  Director of
Dreman.  He has  over  20  years  of  experience  in the  investment  management industry.  He has built his career on the low P/E approach to investing  that is at the center of the Dreman philosophy.  Prior to joining Dreman in 2006, he was a Managing  Director and Portfolio  Manager at NFJ Investment Group from 1997 to
2006.  In this  role he  managed  a  Dividend  Value  portfolio  and  Small  Cap portfolio.  In addition,  he assisted with consultant  relationship building and retail channel support for both mutual fund and wrap accounts.

Mark  Roach  joined  Dreman  in  November  of 2006 as a  Managing  Director  and
Portfolio  Manager of Small and Mid Cap  products and he brings over 14 years of industry  experience  to  Dreman.  Prior to  joining  Dreman he was a  Portfolio
Manager at Vaughan Nelson  Investment  Management,  managing a small cap product from 2002 to 2006. He has significant  experience in working with  institutions, pensions  and  endowments  and is well  known in  consulting  the high net worth community.  He  served as a  Securities  Analyst  from 1994 to 2001 for  various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

F. James Hutchinson is President and a Managing  Director of Dreman. He has over
30 years experience in Finance and Trust/Investment  Management with The Bank of
New York prior to joining  Dreman in October 2000. In addition to several senior corporate banking assignments,  he was elected President of The Bank of New York
(Delaware)  in 1987 and  president of the Bank of New York- NJ in 1995.  He is a portfolio manager and a member of the Investment Policy Committee.

o For the AFBA 5Star Small Cap Fund,  Bjurman,  Barry & Associates  ("Bjurman"),
located at 10100 Santa Monica  Boulevard,  Suite 1200,  Los  Angeles,  CA 90067,
TrendStar Advisers,  LLC ("TrendStar") located at 7300 College Boulevard,  Suite
308,  Overland Park, KS 66210 and The London  Company  ("London Co.") located at
1801 Bayberry Court, Suite 301, Richmond,  VA 23226, each serve as a sub-adviser
to  the  Fund.   Bjurman  and  TrendStar  each  is   responsible   for  managing
approximately  40% of the Fund's portfolio and the London Co. is responsible for managing  approximately 20% of the Fund's portfolio.  Bjurman had $968.7 million in assets under  management  as of June 30, 2007.  TrendStar had $300 million in assets under  management as of June 30, 2007. The London Co. had $642 million in assets under management as of June 30, 2007.

The Bjurman  investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman,  Patrick Bradford
and Roberto P. Wu., who are jointly and primarily responsible for the day-to-day management of the portion of the Small Cap Fund managed by Bjurman.

Stephen W. Shipman,  CFA is Executive Vice President and Director of Research of
Bjurman.  He joined Bjurman in 1997 after serving as Chief Executive Officer for
Spot Magic, Incorporated.  He serves as portfolio manager and a principal member of Bjurman's Investment Policy Committee.

O.  Thomas  Barry  III,  CFA,  CIC is the Chief  Investment  Officer  and Senior
Executive Vice President of Bjurman.  He serves as a Senior  Portfolio  Manager,
Member of the Board of Directors, and a principal member of Bjurman's Investment
Policy Committee. Prior to joining Bjurman in 1978, he was the Senior Investment
Officer and Portfolio Manager at Security National Pacific Bank.

G. Andrew Bjurman, CFA, CIC is President and Chief Executive Officer of Bjurman.
He joined  Bjurman at its  founding in 1970 and has over 30 years of  investment experience.  He serves as senior  portfolio  manager and a  principal  member of
Bjurman's Investment Policy Committee.

Patrick  Bradford is Assistant Vice  President of Bjurman.  He joined Bjurman in
1993 and has over 13 years of  investment  experience.  He serves  as  portfolio manager and a Principal Member of Bjurman's Investment Policy Committee.

Roberto P. Wu, CFA is Senior Research  Analyst of Bjurman.  He joined Bjurman in
1997 and has over 9 years of  investment  experience.  He  serves  as  portfolio manager and a member of Bjurman's Investment Policy Committee.

The  TrendStar  investment  team  managing  the  AFBA  5Star  Small  Cap Fund is comprised  of Thomas W. Laming and James R.  McBride,  who are both  jointly and primarily  responsible for the day-to-day  management of TrendStar's  portion of the AFBA 5Star Small Cap Fund.

Thomas W. Laming is a member of the equity  management  team of  TrendStar  with over 17  years  of  investment  experience,  including  positions  in  portfolio management and research.  Prior to co-founding TrendStar, he spent 10 years with
Kornitzer Capital Management,  Inc. as Senior Vice President and was the Buffalo
Funds' Chief Equity  Strategist  and Co-Lead  Portfolio  Manager for the Buffalo
Small-Cap,  Mid-Cap, Large-Cap, and USA Global funds and the sole Manager of the
Buffalo  Science & Technology  Fund.  He was formerly a Technology  Analyst with
Waddell  and  Reed,  and  prior  to  entering  investment  management,  he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver,
Colorado,  and with TRW (now  Northrop  Grumman) in  Houston,  Texas and Redondo
Beach, California.

James R. McBride is a member of the equity  management  team of  TrendStar  with over 16  years of  finance  and  investment  experience.  Prior  to  co-founding
TrendStar,  he was with Kornitzer Capital  Management,  Inc. as a Vice President
and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management,
Inc. he served as Project Manager in corporate finance with Agilent Technologies and  Hewlett  Packard.  He is  also a 1986  graduate  of  the  General  Electric
Manufacturing Management Program for Manufacturing Engineers.

The  London  Co.  investment  team  managing  the AFBA  5Star  Small Cap Fund is comprised of Stephen M. Goddard and Jonathan T. Moody,  who both are jointly and primarily  responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Small Cap Fund.

Stephen M. Goddard,  CFA is Managing Director and Founder of the London Co., and
heads the London Co.'s Investment Committee.  He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior  Portfolio  Management  positions at CFB Advisory in 1988 and
Flippin,  Bruce & Porter in 1990.  In 1993,  he  worked as the Chief  Investment
Officer for the Tredegar  Trust Company until he founded the London Co. in early
1994. He is a Chartered  Financial  Analyst,  member of the Richmond  Society of
Financial  Analysts,  and a former Board member of the Virginia Asset Management
Investment Corporation.

Jonathan T. Moody is the Director of Research,  Portfolio Manager,  and a member of the London  Co.'s  Investment  Committee.  Prior to joining the London Co. in
2002,  he  founded  Primary  Research  Group.  Mr.  Moody  has  over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio  Manager positions at Piedmont Capital and Crestar
Asset  Management  (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T
Capital Markets from 1999 to 2001.

o For the AFBA 5Star Large Cap Fund,  Marvin & Palmer  Associates,  Inc. ("M&P")
located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165, manages the entire  portfolio.  M&P had $10.6  billion in assets under  management as of
June 30, 2007.

The investment team managing the AFBA 5Star Large Cap Fund is comprised of David
Marvin,  Jay Middleton,  Stephen  Marvin and Porter Schutt,  who are jointly and primarily responsible for the day-to-day management of the Fund.

David Marvin, CFA is CEO, Chairman of the Board, Portfolio Manager and Principal
of M&P and has been with M&P since he founded it with Stanley Palmer in 1986. He focuses on global equity investments and currencies.  Prior to starting M&P, Mr.
Marvin  served  for 10 years as Vice  President  in  charge  of the $10  billion internally-managed  DuPont  Pension Fund.  Preceding  his tenure at DuPont,  Mr.
Marvin worked for Investors  Diversified  Services as the Head Portfolio Manager
for IDS Stock  Fund.  IDS Stock Fund was the  largest  mutual fund in the United
States at the time of Mr. Marvin's tenure.  Mr. Marvin started in the investment business in 1965 as a securities  analyst for Chicago Title & Trust.  Mr. Marvin received  his  M.B.A.  from  Northwestern  University  and  his  B.S.  from  the
University  of  Illinois.  He is a CFA  charterholder  and a  member  of the CFA
Institute.

Jay Middleton is a Portfolio  Manager and Principal of M&P and has been with M&P since 1989. He focuses on equity investments in the Americas. He joined M&P as a
Global  Analyst and became a Portfolio  Manager in 1992. Mr.  Middleton  holds a
B.A.  from  Wesleyan  University.  He is a member  of the Phi Beta  Kappa  Honor
Society.

Stephen Marvin is a Portfolio Manager and Principal of M&P. He focuses on equity investments  in the  Americas.  He joined  M&P in 1994 as a Global  Analyst  and became a Portfolio  Manager in 1997.  Prior to joining  M&P, he worked for Bear,
Stearns & Company as a Corporate  Finance Analyst.  Mr. Marvin holds a B.A. from
Carleton College.

Porter Schutt is a Portfolio  Manager and Principal of M&P. He focuses on equity investments  in the  Pacific  Region  and the U.S.  He joined  M&P in 2000 as an
International  Analyst and became a Portfolio  Manager in 2001. Prior to joining
M&P, he worked in Hong Kong for 8 years,  most  recently at Goldman Sachs (Asia)
L.L.C.  as a Vice President from 1996 to 2000.  From 1992 to 1996 he worked as a
Manager of Asian Equities Sales at Peregrine  Brokerage Limited. He received his
B.A. from the University of Virginia.

o For the AFBA 5Star USA Global  Fund,  M&P  manages the entire  portfolio.  The investment  team  managing  the AFBA 5Star USA Global Fund is comprised of David
Marvin,  Jay Middleton,  Stephen  Marvin and Porter Schutt,  who are jointly and primarily responsible for the day-to-day management of the Fund.

The respective biographical  information of the members of M&P managing the AFBA
5Star USA  Global  Fund can be found  under the  information  for the AFBA 5Star
Large Cap Fund.

o For the AFBA 5Star  Balanced  Fund,  the London Co.  manages the Fund's equity investments and Financial  Counselors,  Inc.  ("FCI"),  located at 442 West 47th
Street, Kansas City, MO 64110, manages the Fund's fixed income investments.  FCI had $3 billion in assets under management as of June 30, 2007.

The London Co.  investment  team  managing the equity  portion of the AFBA 5Star
Balanced  Fund's  portfolio  is  comprised of Stephen M. Goddard and Jonathan T.
Moody,  who  both are  jointly  and  primarily  responsible  for the  day-to-day management of the London Co.'s portion of the AFBA 5Star Balanced Fund.

The  respective  biographical  information  of the  members  of the  London  Co.
managing the AFBA 5Star Balanced Fund can be found under the information for the
AFBA 5Star Small Cap Fund.

The FCI  investment  team managing the AFBA 5Star  Balanced Fund is comprised of
Gary B. Cloud and Peter G. Greig, who both are jointly and primarily responsible for managing the Fund's fixed income investments.

Gary B. Cloud,  CFA is a Senior Vice President and Portfolio  Manager of FCI. He
joined  FCI in 2003  and  serves  as a member  of the  Fixed  Income  Investment
Committee and the Value Equity Committee. He is also a member of the Kansas City
CFA  Society  and the  Chartered  Financial  Analyst  Institute.  He  began  his investment  career in 1986 working in the  secondary  marketing  department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One  Corporation,  where he spent  10  years in a  variety  of  consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a
$1.5 billion portfolio of corporate,  mortgage and asset-backed securities for a
US subsidiary of an international insurance company.

Peter G. Greig, CFA is a Senior Vice President and Portfolio  Manager of FCI. He
joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios  for  institutional  clients.  In addition,  he provides fixed income expertise to other managers, and chairs FCI's Fixed Income Investment Committee.
Peter  is also a  member  of the  Kansas  City  CFA  Society  and the  Chartered
Financial Analyst Institute.

o For the AFBA 5Star Total Return Bond Fund,  FCI manages the entire  portfolio.
The investment  team managing the AFBA 5Star Total Return Bond Fund is comprised of Gary B. Cloud and Peter G. Greig,  who are jointly and primarily  responsible for the day-to-day management of the Fund.

The respective  biographical  information of the team members  managing the AFBA
5Star Total  Return Bond Fund can be found  under the  information  for the AFBA
5Star Balanced Fund.

o For the AFBA 5Star  Science & Technology  Fund,  TrendStar  manages the entire portfolio. The investment team managing the AFBA 5Star Science & Technology Fund is  comprised  of Thomas W.  Laming and James R.  McBride,  who are  jointly and primarily responsible for the day-to-day management of the Fund.

The respective  biographical  information of the team members  managing the AFBA
5Star Science & Technology  Fund can be found under the information for the AFBA
5Star Small Cap Fund.

A  discussion  regarding  the  basis  for the  Board's  approval  of the  Funds'
investment  management  agreement  with the Manager and the former  sub-advisory agreement  between  the  Manager  and  Kornitzer  Capital  Management,  Inc.  is
available in the Funds' annual report to shareholders for the period ended March
31,  2007.  A  discussion  regarding  the basis for the Board's  approval of the sub-advisory agreements between the Manager and each Sub-Adviser with respect to each Fund will be available in the Funds' semi-annual report to shareholders for the period ended September 30, 2007.

For its  services,  each Fund pays the Manager a fee at the annual rate of 0.80%
of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent  necessary to limit
Total  Annual  Fund  Operating  Expenses  of Class A, B and C Shares to 1.08% of
average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008,  with  respect to the AFBA 5Star  Balanced  Fund and AFBA
5Star Total Return Bond Fund. In addition,  the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating
Expenses  of Class A, B and C Shares  to 1.28% of  average  annual  net  assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008, for the AFBA 5Star Mid Cap Value Fund,  AFBA 5Star Small Cap Fund,  AFBA 5Star Large
Cap Fund and AFBA 5Star USA Global  Fund.  Furthermore,  the Manager has entered into a  contractual  arrangement  to limit fees  and/or  expenses  to the extent necessary to limit Total Annual Operating Expenses of Class A, B and C shares to
1.50% of the average annual net assets,  exclusive of Rule 12b-1 and shareholder service  fees,  through July 31, 2008,  with respect to the AFBA 5Star Science &
Technology  Fund. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31,
2007,  with  respect to the AFBA 5Star  Science & Technology  Fund,  the Manager
limited fees and/or paid  expenses in amounts  necessary to limit the AFBA 5Star
Science & Technology Fund's Total Operating Expenses of Class A, B and C Shares,
excluding  Rule  12b-1 and  shareholder  services  fees to 1.28%.  When a Fund's assets grow to a point  where fee  reductions  and/or  expense  payments  are no longer necessary to meet the expense  limitation target, the Manager may seek to recoup amounts it previously  reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund  Operating  Expenses  plus the amounts recouped do not exceed the expense  limitation  target.  The Manager shall only be entitled  to recoup such  amounts for a period of three years from the date such amount was limited or paid.

The  Sub-Advisers  are  compensated  for their  services by the Manager from the management  fees it receives from the Funds.  Prior to July 16, 2007,  Kornitzer
Capital  Management,  Inc.  was the  sub-adviser  of  each  Fund  and  was  also compensated for its services by the Manager from the management fees it received from the Funds.

The Funds' Statement of Additional  Information provides additional  information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

Manager of Managers Structure

At a shareholder  meeting held on October [15],  2007,  the Funds'  shareholders approved a "manager  of  managers"  structure  that would  permit the Manager to appoint and replace sub-advisors,  enter into sub-advisory agreements, and amend and  terminate  sub-advisory  agreements  with respect to the Funds,  subject to
Board  approval  but  without  shareholder  approval  (the  "Manager of Managers
Structure"). However, under the Manager of Managers Structure, the Manager would not be able to enter into a sub-advisory  agreement with an "affiliated  person"
of the  Manager  (as that term is defined  in  Section  2(a)(3) of the 1940 Act)
("Affiliated  Adviser")  unless the  sub-advisory  agreement with the Affiliated
Adviser,  including compensation thereunder,  is approved by the affected Fund's shareholders,  including,  in  instances  in which  the  sub-advisory  agreement pertains  to a newly  formed  fund,  the fund's  initial  shareholder.  Although shareholder  approval would not be required for the  termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such  agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment management fees paid by the Funds
to  be  increased   without   shareholder   approval  or  change  the  Manager's
responsibilities  to the Funds,  including the Manager's  responsibility for all advisory services furnished by a sub-advisor.

The ability to implement the Manager of Managers  Structure  with respect to the
Funds is contingent  upon the receipt of an exemptive  order from the SEC or the adoption of a rule by the SEC authorizing the  implementation  of the Manager of
Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain  conditions  set forth in the SEC  exemptive order or rule.  There can be no  assurance  that the SEC will  grant the  Fund's application for an exemptive order or adopt such a rule.

********************************************************************************
Financial Highlights

The financial  highlights tables are intended to help you understand each Fund's financial  performance  since the inception of Class A, B and C Shares.  Certain information  reflects  financial results for a single share of a Fund. The total returns in the tables  represent the rate that an investor would have earned (or lost) on an investment  in a Fund  (assuming  reinvestment  of all dividends and distributions).  This  information  has been derived  from the Funds'  financial statements which have been audited by  [_____________________]  and are included in the annual report, which is available, without charge, upon request.

************************************************************************************************************************

AFBA 5Star Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------

Condensed data for a share of
capital stock outstanding                  Year Ended                   Year Ended                  Year Ended
throughout the period.                 March 31, 2007 (a)           March 31, 2006 (a)            March 31, 2005
---------------------------------- -------- --------- --------- -------- --------- -------- --------- -------- --------
                                   Class A  Class B   Class C   Class A  Class B   Class C  Class A   Class B  Class C
---------------------------------- -------- --------- --------- -------- --------- -------- --------- -------- --------

Net asset value, beginning of
period                              $15.92    $15.44    $15.45   $12.87    $12.58   $12.58    $12.74   $12.55   $12.55
                                   -------- --------- --------- -------- --------- -------- --------- -------- --------

   Income from investment
     operations:

     Net investment income (loss)    (0.12)    (0.23)    (0.23)   (0.10)    (0.20)   (0.20)    (0.06)   (0.15)   (0.08)

     Net gain (loss) on
       securities
       (both realized and
       unrealized)                    0.38      0.37      0.37     3.18      3.09     3.10      0.33     0.32     0.25
                                   -------- --------- --------- -------- --------- -------- --------- -------- --------
   Total from investment
       operations                     0.26      0.14      0.14     3.08      2.89     2.90      0.27     0.17     0.17
                                   -------- --------- --------- -------- --------- -------- --------- -------- --------
   Less distributions:

   Distributions from capital
       gains                         (0.14)    (0.14)    (0.14)   (0.03)    (0.03)   (0.03)    (0.14)   (0.14)   (0.14)
                                   -------- --------- --------- -------- --------- -------- --------- -------- --------
   Total distributions               (0.14)    (0.14)    (0.14)   (0.03)    (0.03)   (0.03)    (0.14)   (0.14)   (0.14)
                                   -------- --------- --------- -------- --------- -------- --------- -------- --------
Net asset value, end of period      $16.04    $15.44    $15.45   $15.92    $15.44   $15.45    $12.87   $12.58   $12.58
                                   ======== ========= ========= ======== ========= ======== ========= ======== ========
Total return*                         1.66%     0.93%     0.93%   23.96%    23.00%   23.08%     2.08%    1.31%    1.31%
                                   ======== ========= ========= ======== ========= ======== ========= ======== ========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                              $13     $0.34        $5      $13     $0.31       $6        $4    $0.09       $4

Ratio of expenses to average net
assets**                              1.53%     2.28%     2.28%    1.53%     2.28%    2.28%     1.53%    2.28%    2.28%

Ratio of net investment loss to
   average net assets**              (0.80%)   (1.55%)   (1.55%)  (0.69%)   (1.43%)  (1.45%)   (0.88%)  (1.65%)  (1.62%)

Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers**                          1.86%     2.62%     2.62%    2.88%     3.59%    3.76%     8.69%    8.61%   11.14%

Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers**       (1.13%)   (1.89%)   (1.89%)  (2.04%)   (2.74%)  (2.93%)   (8.04%)  (7.98%)  (10.48%)

Portfolio turnover rate                 22%       22%       22%      19%       19%      19%       18%      18%      18%

************************************************************************************************************************
AFBA 5Star Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------

Condensed data for a share of
capital stock outstanding                 Year Ended                   Year Ended
throughout the period.                  March 31, 2004               March 31, 2003
---------------------------------- -------- ------- -------- --------- ---------- -----------

                                   Class A  Class B  Class C  Class A    Class B    Class C
---------------------------------- -------- ------- -------- --------- ---------- -----------

Net asset value, beginning of
period                               $7.75   $7.69    $7.69    $10.00     $10.00      $10.00
                                   -------- ------- -------- --------- ---------- -----------
   Income from investment
     operations:

     Net investment income (loss)   (0.04)  (0.11)   (0.05)    (0.03)     (0.12)      (0.09)

     Net gain (loss) on
       securities
       (both realized and
       unrealized)                    5.03    4.97     4.91    (2.22)     (2.19)      (2.22)
                                   -------- ------- -------- --------- ---------- -----------
   Total from investment
       operations                     4.99    4.86     4.86    (2.25)     (2.31)      (2.31)
                                   -------- ------- -------- --------- ---------- -----------
   Less distributions:

     Distributions from capital
       gains                           ---     ---      ---       ---        ---         ---
                                   -------- ------- -------- --------- ---------- -----------
   Total distributions                 ---     ---      ---       ---        ---         ---
                                   -------- ------- -------- --------- ---------- -----------
Net asset value, end of period      $12.74  $12.55   $12.55     $7.75      $7.69       $7.69
                                   ======== ======= ======== ========= ========== ==========
Total return*                       64.39%  63.20%   63.20%  (22.50%)   (23.10%)    (23.10%)
                                   ======== ======= ======== ========= ========== ==========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                               $1   $0.05    $0.51     $0.08      $0.01       $0.02

Ratio of expenses to average net
assets**                             1.51%   2.26%    2.27%     1.33%      2.08%       2.08%

Ratio of net investment loss to
   average net assets**            (1.02%)  (1.77%) (1.77%)   (0.83%)    (1.56%)     (1.56%)

Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers**                        16.36%  17.78%   16.60%    29.57%     28.71%      29.53%

Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers**     (15.87%) (17.29%) (16.10%) (29.07%)   (28.19%)    (29.01%)

Portfolio turnover rate                22%     22%      22%       11%        11%         11%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class A, B and C Shares began May 1, 2002.

(a)  Per share amount calculated using average shares outstanding method.

*************************************************************************************************************************
AFBA 5Star Small Cap Fund
-------------------------------------------------------------------------------------------------------------------------

Condensed data for a share of capital
stock                                           Year Ended                 Year Ended                 Year Ended
outstanding throughout the period.          March 31, 2007 (a)         March 31, 2006 (a)           March 31, 2005
---------------------------------------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
                                         Class A  Class B  Class C  Class A  Class B  Class C  Class A  Class B  Class C
---------------------------------------- -------- -------- -------- -------- -------- -------- -------- -------- ---------

Net asset value, beginning of period      $18.49   $17.89   $17.89   $15.54   $15.15   $15.15   $15.08   $14.82    $14.82
                                         -------- -------- -------- -------- -------- -------- -------- -------- ---------
   Income from investment operations:
     Net investment income loss            (0.14)   (0.26)   (0.26)   (0.14)   (0.26)   (0.26)   (0.07)   (0.15)    (0.15)

     Net gain (loss) on securities
       (both realized and unrealized)       0.94     0.88     0.90     3.19     3.10     3.10     0.54     0.49      0.49
                                         -------- -------- -------- -------- -------- -------- -------- -------- ---------
   Total from investment operations         0.80     0.62     0.64     3.05     2.84     2.84     0.47     0.34      0.34
                                         -------- -------- -------- -------- -------- -------- -------- -------- ---------
   Less distributions:
     Dividends from capital gains          (0.37)   (0.37)   (0.37)   (0.10)   (0.10)   (0.10)   (0.01)   (0.01)    (0.01)
                                         -------- -------- -------- -------- -------- -------- -------- -------- ---------
   Total distributions                     (0.37)   (0.37)   (0.37)   (0.10)   (0.10)   (0.10)   (0.01)   (0.01)    (0.01)
                                         -------- -------- -------- -------- -------- -------- -------- -------- ---------
Net asset value, end of period            $18.92   $18.14   $18.16   $18.49   $17.89   $17.89   $15.54   $15.15    $15.15
                                         ======== ======== ======== ======== ======== ======== ======== ======== =========
Total return                                4.47%    3.61%    3.72%   19.69%   18.80%   18.80%    3.11%    2.29%     2.29%
                                         ======== ======== ======== ======== ======== ======== ======== ======== =========
Ratios/Supplemental Data:

Net assets, end of period (in millions)     $216       $3      $22     $181       $4      $22     $121       $3       $17
Ratio of expenses to average net assets     1.53%    2.28%    2.28%    1.53%    2.28%    2.28%    1.53%    2.28%     2.28%
Ratio of net investment loss to
   average net assets                      (0.78%)  (1.54%)  (1.53%)  (0.87%)  (1.62%)  (1.62%)  (0.87%)  (1.62%)   (1.62%)
Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers                1.53%    2.28%    2.28%    1.57%    2.32%    2.32%    1.96%    2.65%     2.67%
Ratio of net investment loss to
   average
   net assets before contractual
   expense
   reimbursement and waivers               (0.78%)  (1.54%)  (1.53%)  (0.91%)  (1.66%)  (1.66%)  (1.30%)  (1.99%)   (2.01%)
Portfolio turnover rate                       18%      18%      18%      24%      24%      24%      26%      26%       26%

*************************************************************************************************************************
AFBA 5Star Small Cap Fund
-------------------------------------------------------------------------------------------------------------------------

Condensed data for a share of capital
stock                                           Year Ended                  Year Ended
outstanding throughout the period.            March 31, 2004              March 31, 2003
---------------------------------------- -------- -------- -------- -------- -------- ---------
                                         Class A  Class B  Class C  Class A  Class B  Class C
---------------------------------------- -------- -------- -------- -------- -------- ---------

Net asset value, beginning of period       $8.26    $8.17    $8.17   $12.60   $12.56   $12.56
                                         -------- -------- -------- -------- -------- ---------
   Income from investment operations:

     Net investment income loss            (0.05)   (0.15)   (0.13)   (0.08)   (0.12)   (0.12)

     Net gain (loss) on securities
         (both realized and unrealized)     6.92     6.85     6.83    (4.26)   (4.27)   (4.27)
                                         -------- -------- -------- -------- -------- ---------
   Total from investment operations         6.87     6.70     6.70    (4.34)   (4.39)   (4.39)
                                         -------- -------- -------- -------- -------- ---------
   Less distributions:
     Dividends from capital gains          (0.05)   (0.05)   (0.05)     ---      ---      ---
                                         -------- -------- -------- -------- -------- ---------
   Total distributions                     (0.05)   (0.05)   (0.05)     ---      ---      ---
                                         -------- -------- -------- -------- -------- ---------
Net asset value, end of period            $15.08   $14.82   $14.82    $8.26    $8.17    $8.17
                                         ======== ======== ======== ======== ======== ========
Total return                               83.26%   82.09%   82.09% (34.44%) (34.95%)  (34.95%)
                                         ======== ======== ======== ======== ======== ========
Ratios/Supplemental Data:

Net assets, end of period (in millions)      $21    $0.74       $5       $2    $0.18    $0.32

Ratio of expenses to average net assets     1.51%    2.25%    2.26%    1.33%    2.08%    2.08%

Ratio of net investment loss to
   average net assets                      (1.07%)  (1.81%)  (1.83%)  (0.83%)  (1.58%)  (1.58%)

Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers                4.24%    5.11%    4.95%    7.75%    8.44%    8.35%

Ratio of net investment loss to
   average
   net assets before contractual
   expense
   reimbursement and waivers               (3.80%)  (4.67%)  (4.52%)  (7.25%)  (7.94%)  (7.85%)

Portfolio turnover rate                       23%      23%      23%      26%      26%      26%

(a)  Per share amount calculated using average shares outstanding method.

*************************************************************************************************************************
AFBA 5Star Large Cap Fund
-------------------------------------------------------------------------------------------------------------------------

Condensed data for a share of
capital stock outstanding                  Year Ended                   Year Ended                   Year Ended
throughout the period.                 March 31, 2007 (a)           March 31, 2006 (a)             March 31, 2005
---------------------------------- --------- --------- -------- --------- -------- --------- -------- --------- --------
                                   Class A   Class B   Class C  Class A   Class B  Class C   Class A  Class B   Class C
---------------------------------- --------- --------- -------- --------- -------- --------- -------- --------- --------

Net asset value, beginning of
period                               $13.82    $13.35   $13.35    $12.64   $12.31    $12.31   $12.50    $12.26   $12.26
                                   --------- --------- -------- --------- -------- --------- -------- --------- --------
   Income from investment
   operations:

     Net investment loss              (0.05)    (0.15)   (0.16)    (0.04)   (0.13)    (0.13)   (0.01)    (0.09)   (0.10)

     Net gain (loss) on
         securities
         (both realized and
         unrealized)                   1.50      1.43     1.45      1.22     1.17      1.17     0.15      0.14     0.15
                                   --------- --------- -------- --------- -------- --------- -------- --------- --------
   Total from investment
   operations                          1.45      1.28     1.29      1.18     1.04      1.04     0.14      0.05     0.05
                                   --------- --------- -------- --------- -------- --------- -------- --------- --------
Net asset value, end of period       $15.27    $14.63   $14.64    $13.82   $13.35    $13.35   $12.64    $12.31   $12.31
                                   ========= ========= ======== ========= ======== ========= ======== ========= ========
Total return                          10.49%     9.59%    9.66%     9.34%    8.45%     8.45%    1.12%     0.41%    0.41%
                                   ========= ========= ======== ========= ======== ========= ======== ========= ========
Ratios/Supplemental Data:

Net assets, end of period
     (in millions)                    $0.70     $0.07    $0.44     $0.43    $0.09     $0.26    $0.41     $0.12    $0.23

Ratio of expenses to average net
     assets                            1.53%     2.28%    2.28%     1.53%    2.28%     2.28%    1.53%     2.28%    2.28%

Ratio of net investment (loss)
   to
   average net assets                 (0.38%)   (1.14%)  (1.15%)   (0.30%)  (1.06%)   (1.07%)  (0.07%)   (0.81%)  (0.79%)

Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers                             1.92%     2.68%    2.68%     2.45%    3.30%     3.24%    3.59%     4.41%    4.27%

Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers          (0.77%)   (1.54%)  (1.55%)   (1.22%)  (2.08%)   (2.03%)  (2.13%)   (2.94%)  (2.78%)

Portfolio turnover rate                  23%       23%      23%       40%      40%       40%      24%       24%      24%

******************************************************************************************************************
AFBA 5Star Large Cap Fund
------------------------------------------------------------------------------------------------------------------

Condensed data for a share of
capital stock outstanding                  Year Ended                  Year Ended
throughout the period.                   March 31, 2004              March 31, 2003
---------------------------------- -------- --------- -------- --------- -------- ---------
                                   Class A  Class B   Class C  Class A   Class B  Class C
---------------------------------- -------- --------- -------- --------- -------- ---------

Net asset value, beginning of
period                               $8.91     $8.80    $8.81    $12.99   $12.93    $12.93
                                   -------- --------- -------- --------- -------- ---------
   Income from investment
   operations:

     Net investment loss             (0.03)    (0.05)      --        --    (0.08)    (0.08)

     Net gain (loss) on
         securities
         (both realized and
         unrealized)                  3.62      3.51     3.45     (4.08)   (4.05)    (4.04)
                                   -------- --------- -------- --------- -------- ---------
   Total from investment
   operations                         3.59      3.46     3.45     (4.08)   (4.13)    (4.12)
                                   -------- --------- -------- --------- -------- ---------
Net asset value, end of period      $12.50    $12.26   $12.26     $8.91    $8.80     $8.81
                                   ======== ========= ======== ========= ======== ==========
Total return                         40.29%    39.32%   39.16%   (31.41%) (31.94%)  (31.86%)

Ratios/Supplemental Data:

Net assets, end of period
     (in millions)                   $0.37     $0.06    $0.18     $0.12    $0.02     $0.03

Ratio of expenses to average net
     assets                           1.33%     2.08%    2.09%     1.33%    2.08%     2.08%

Ratio of net investment (loss)
   to
   average net assets                (0.36%)   (1.07%)  (1.11%)   (0.05%)  (0.82%)   (0.83%)

Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers                            3.52%     4.29%    4.27%     3.93%    4.65%     4.66%

Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers         (2.55%)   (3.28%)  (3.29%)   (2.65%)  (3.39%)   (3.41%)

Portfolio turnover rate                 45%       45%      45%       13%      13%       13%

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************************************************
AFBA 5Star USA Global Fund
---------------------------------------------------------------------------------------------------------------------

Condensed data for a share of
capital stock outstanding                 Year Ended                  Year Ended                   Year Ended
throughout the period.                March 31, 2007 (a)          March 31, 2006 (a)             March 31, 2005
--------------------------------- -------- -------- --------- -------- -------- --------- -------- --------- --------
                                  Class A  Class B  Class C   Class A  Class B  Class C   Class A  Class B   Class C
--------------------------------- -------- -------- --------- -------- -------- --------- -------- --------- --------

Net asset value, beginning of
period                             $15.59   $15.10    $15.11   $13.80   $13.47    $13.47   $14.08    $13.82   $13.82
                                  -------- -------- --------- -------- -------- --------- -------- --------- --------

   Income from investment
operations:
     Net investment loss            (0.04)   (0.15)    (0.15)   (0.03)   (0.14)    (0.14)    0.03     (0.07)   (0.01)

     Net gain (loss) on
         securities (both
         realized and
         unrealized)                 1.77     1.70      1.69     1.82     1.77      1.78    (0.28)    (0.28)   (0.34)
                                  -------- -------- --------- -------- -------- --------- -------- --------- --------
   Total from investment
     operations                      1.73     1.55      1.54     1.79     1.63      1.64    (0.25)    (0.35)   (0.35)
                                  -------- -------- --------- -------- -------- --------- -------- --------- --------
   Less distributions:
     Dividends from net
     investment income                ---      ---       ---      ---      ---       ---    (0.03)      ---      ---
                                  -------- -------- --------- -------- -------- --------- -------- --------- --------
   Total distributions                ---      ---       ---      ---      ---       ---    (0.03)      ---      ---
                                  -------- -------- --------- -------- -------- --------- -------- --------- --------
Net asset value, end of period     $17.32   $16.65    $16.65   $15.59   $15.10    $15.11   $13.80    $13.47   $13.47
                                  ======== ======== ========= ======== ======== ========= ======== ========= ========
Total return                        11.10%   10.27%    10.19%   12.97%   12.10%    12.18%   (1.81%)   (2.53%)  (2.53%)
                                  ======== ======== ========= ======== ======== ========= ======== ========= ========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                              $1    $0.07        $1       $2    $0.05        $1       $1     $0.05       $2

Ratio of expenses to average
   net assets                        1.53%    2.28%     2.28%    1.53%    2.28%     2.28%    1.53%     2.28%    2.28%

Ratio of net investment income
   (loss) to average net assets     (0.23%)  (0.97%)   (0.97%)  (0.21%)  (0.98%)   (0.97%)    0.22%   (0.57%)  (0.50%)

Ratio of expenses to average
   net assets before
   contractual expense
   reimbursement and waivers         1.85%    2.61%     2.61%    1.90%    2.68%     2.72%    2.48%     3.17%    3.23%

Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers        (0.54%)  (1.30%)   (1.29%)  (0.58%)  (1.38%)   (1.41%)  (0.73%)   (1.46%)  (1.45%)

Portfolio turnover rate                13%      13%       13%      16%      16%       16%      37%       37%      37%

*********************************************************************************************************************
AFBA 5Star USA Global Fund
---------------------------------------------------------------------------------------------------------------------

Condensed data for a share of
capital stock outstanding                 Year Ended                   Year Ended
throughout the period.                  March 31, 2004               March 31, 2003
--------------------------------- --------------------------- ------------------------------
                                  Class A  Class B   Class C   Class A   Class B   Class C
--------------------------------- -------- -------- ---------- --------- --------- ---------

Net asset value, beginning of
period                              $9.51    $9.40     $9.40    $14.22    $14.17    $14.16
                                  -------- -------- ---------- --------- --------- ---------
   Income from investment
operations:
     Net investment loss           (0.01)   (0.04)     (0.05)    (0.04)    (0.13)    (0.10)

     Net gain (loss) on
         securities (both
         realized and
         unrealized)                 4.58     4.46       4.47    (4.67)    (4.64)    (4.66)
                                  -------- -------- ---------- --------- --------- ---------
   Total from investment
      operations                     4.57     4.42       4.42    (4.71)    (4.77)    (4.76)
                                  -------- -------- ---------- --------- --------- ---------
   Less distributions:
     Dividends from net
     investment income                ---      ---        ---       ---       ---       ---
                                  -------- -------- ---------- --------- --------- ---------
   Total distributions                ---      ---        ---       ---       ---       ---
                                  -------- -------- ---------- --------- --------- ---------
Net asset value, end of period     $14.08   $13.82     $13.82     $9.51     $9.40     $9.40
                                  ======== ======== ========== ========= ========= =========
Total return                       48.05%   47.02%     47.02%  (33.12%)  (33.66%)  (33.62%)
                                  ======== ======== ========== ========= ========= =========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                           $0.57    $0.05      $0.43     $0.10     $0.01     $0.09

Ratio of expenses to average
   net assets                       1.34%    2.09%      2.09%     1.33%     2.08%     2.08%

Ratio of net investment income
   (loss) to average net assets   (0.12%)  (0.88%)    (0.90%)   (0.46%)   (1.19%)   (1.15%)

Ratio of expenses to average
   net assets before
   contractual expense
   reimbursement and waivers        2.53%    3.32%      3.31%     2.71%     3.50%     3.56%

Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers      (1.31%)  (2.12%)    (2.12%)   (1.84%)   (2.61%)   (2.63%)

Portfolio turnover rate               23%      23%        23%       11%       11%       11%

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************************************************
AFBA 5Star Balanced Fund
---------------------------------------------------------------------------------------------------------------------
Condensed data for a share of
capital stock outstanding throughout           Year Ended                 Year Ended                  Year Ended
the period.                                March 31, 2007 (a)         March 31, 2006 (a)            March 31, 2005
-------------------------------------- -------- -------- --------- -------- -------- -------- --------- -------- --------
                                       Class A  Class B  Class C   Class A  Class B  Class C  Class A   Class B  Class C
-------------------------------------- -------- -------- --------- -------- -------- -------- --------- -------- --------

Net asset value, beginning of period    $13.48   $13.30    $13.32   $12.58   $12.42   $12.44    $11.69   $11.56   $11.57
                                       -------- -------- --------- -------- -------- -------- --------- -------- --------
   Income from investment operations:
     Net investment income                0.36     0.25      0.25     0.37     0.26     0.26      0.35     0.27     0.27

     Net gain (loss) on securities
         (both realized and
         unrealized)                      1.13     1.12      1.12     0.89     0.90     0.89      0.89     0.86     0.87
                                       -------- -------- --------- -------- -------- -------- --------- -------- --------
   Total from investment operations       1.49     1.37      1.37     1.26     1.16     1.15      1.24     1.13     1.14
                                       -------- -------- --------- -------- -------- -------- --------- -------- --------
   Less distributions:
     Dividends from net investment
       income                           (0.33)   (0.23)    (0.24)   (0.36)   (0.28)   (0.27)    (0.35)   (0.27)   (0.27)
                                       -------- -------- --------- -------- -------- -------- --------- -------- --------
     Distributions from capital gains   (0.16)   (0.16)    (0.16)        -        -        -         -        -        -
                                       -------- -------- --------- -------- -------- -------- --------- -------- --------
   Total distributions                  (0.49)   (0.39)    (0.40)   (0.36)   (0.28)   (0.27)    (0.35)   (0.27)   (0.27)
                                       -------- -------- --------- -------- -------- -------- --------- -------- --------
Net asset value, end of period          $14.48   $14.28    $14.29   $13.48   $13.30   $13.32    $12.58   $12.42   $12.44
                                       ======== ======== ========= ======== ======== ======== ========= ======== ========
Total return                            11.19%   10.38%    10.37%   10.18%    9.40%    9.36%    10.72%    9.83%    9.89%
                                       ======== ======== ========= ======== ======== ======== ========= ======== ========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                                  $24       $2       $15      $13       $1      $10        $7    $0.81       $7

Ratio of expenses to average net
assets                                   1.33%    2.08%     2.08%    1.33%    2.08%    2.08%     1.33%    2.08%    2.08%

Ratio of net investment income to
   average net assets                    2.52%    1.77%     1.77%    2.82%    2.06%    2.07%     3.15%    2.40%    2.36%

Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers             1.51%    2.26%     2.26%    1.69%    2.44%    2.45%     2.25%    2.98%    3.06%

Ratio of net investment income to
   average
   net assets before contractual
   expense
   reimbursement and waivers             2.34%    1.59%     1.59%    2.46%    1.70%    1.70%     2.23%    1.50%    1.38%

Portfolio turnover rate                    28%      28%       28%      18%      18%      18%       27%      27%      27%

*********************************************************************************************************************
AFBA 5Star Balanced Fund
---------------------------------------------------------------------------------------------------------------------
Condensed data for a share of
capital stock outstanding throughout           Year Ended                 Year Ended
the period.                                  March 31, 2004             March 31, 2003
-------------------------------------- -------- -------- --------- -------- -------- --------
                                       Class A  Class B  Class C   Class A  Class B  Class C
-------------------------------------- -------- -------- --------- -------- -------- --------

Net asset value, beginning of period     $9.30    $9.23     $9.23   $11.45   $11.41   $11.41
                                       -------- -------- --------- -------- -------- --------
   Income from investment operations:
     Net investment income                0.32     0.28      0.26     0.25     0.18     0.18

     Net gain (loss) on securities
         (both realized and
         unrealized)                      2.39     2.33      2.34   (2.14)   (2.18)   (2.18)
                                       -------- -------- --------- -------- -------- --------
   Total from investment operations       2.71     2.61      2.60   (1.89)   (2.00)   (2.00)
                                       -------- -------- --------- -------- -------- --------
   Less distributions:

     Dividends from net investment
       income                           (0.32)   (0.28)    (0.26)   (0.26)   (0.18)   (0.18)
                                       -------- -------- --------- -------- -------- --------
     Distributions from capital gains        -        -         -        -        -        -
                                       -------- -------- --------- -------- -------- --------
   Total distributions                  (0.32)   (0.28)    (0.26)   (0.26)   (0.18)   (0.18)
                                       -------- -------- --------- -------- -------- --------
Net asset value, end of period          $11.69   $11.56    $11.57    $9.30    $9.23    $9.23
                                       ======== ======== ========= ======== ======== ========
Total return                             29.32%   28.40%    28.31% (16.49%) (17.51%) (17.53%)
                                       ======== ======== ========= ======== ======== ========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                                   $3    $0.34        $2    $0.08    $0.04    $0.05

Ratio of expenses to average net
assets                                   1.33%    2.08%     2.08%    1.33%    2.08%    2.08%

Ratio of net investment income to
   average net assets                    3.97%    3.19%     3.23%    2.88%    2.28%    2.22%

Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers             2.46%    3.20%     3.20%    2.72%    3.49%    3.47%

Ratio of net investment income to
   average
   net assets before contractual
   expense
   reimbursement and waivers             2.84%    2.07%     2.11%    1.49%    0.87%    0.83%

Portfolio turnover rate                    43%      43%       43%      33%      33%      33%

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************************************************
AFBA 5Star Total Return Bond Fund
---------------------------------------------------------------------------------------------------------------------

Condensed data for a share of capital
stock                                     Year Ended March 31,        Year Ended March 31,             Year Ended
outstanding throughout the period.              2007 (a)                    2006 (a)                 March 31, 2005
--------------------------------------- -------- -------- -------- --------- -------- -------- -------- --------- --------
                                        Class A  Class B  Class C  Class A   Class B  Class C  Class A  Class B   Class C
--------------------------------------- -------- -------- -------- --------- -------- -------- -------- --------- --------

Net asset value, beginning of period      $9.77    $9.64    $9.50     $9.76    $9.61    $9.49    $9.86     $9.71    $9.60
                                        -------- -------- -------- --------- -------- -------- -------- --------- --------
   Income from investment operations:
     Net investment income                 0.50     0.42     0.41      0.43     0.37     0.35     0.28      0.21     0.21

     Net gain (loss) on securities
         (both realized and
         unrealized)                       0.05     0.05     0.05      0.16     0.14     0.15   (0.06)    (0.06)   (0.07)
                                        -------- -------- -------- --------- -------- -------- -------- --------- --------
   Total from investment operations        0.55     0.47     0.46      0.59     0.51     0.50     0.22      0.15     0.14
                                        -------- -------- -------- --------- -------- -------- -------- --------- --------
   Less distributions:

     Dividends from net investment
     income                               (0.51)   (0.42)   (0.42)    (0.48)   (0.38)   (0.39)   (0.28)    (0.21)   (0.21)
                                        -------- -------- -------- --------- -------- -------- -------- --------- --------
     Distributions from capital gains     (0.10)   (0.10)   (0.10)    (0.10)   (0.10)   (0.10)   (0.04)    (0.04)   (0.04)
                                        -------- -------- -------- --------- -------- -------- -------- --------- --------
   Total distributions                    (0.61)   (0.52)   (0.52)    (0.58)   (0.48)   (0.49)   (0.32)    (0.25)   (0.25)
                                        -------- -------- -------- --------- -------- -------- -------- --------- --------
Net asset value, end of period            $9.71    $9.59    $9.44     $9.77    $9.64    $9.50    $9.76     $9.61    $9.49
                                        ======== ======== ======== ========= ======== ======== ======== ========= ========
Total return                               5.87%    5.05%    5.06%     6.22%    5.46%    5.46%    2.27%     1.54%    1.44%
                                        ======== ======== ======== ========= ======== ======== ======== ========= ========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                                    $4       $2       $2        $8       $2       $4      $22        $2       $9

Ratio of expenses to average net
assets                                     1.33%    2.08%    2.08%     1.33%    2.08%    2.08%    1.33%     2.08%    2.08%

Ratio of net investment income to
   average net assets                      5.18%    4.44%    4.42%     4.41%    3.93%    3.76%    2.90%     2.18%    2.18%

Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers               1.97%    2.72%    2.72%     2.09%    2.79%    2.84%    2.32%     3.11%    3.10%

Ratio of net investment income to
   average
   net assets before contractual
   expense
   reimbursement and waivers               4.54%    3.80%    3.78%     3.65%    3.22%    3.00%    1.91%     1.15%    1.16%

Portfolio turnover rate                      10%      10%      10%       28%      28%      28%      47%       47%      47%

*********************************************************************************************************************
AFBA 5Star Total Return Bond Fund
---------------------------------------------------------------------------------------------------------------------

Condensed data for a share of capital
stock                                          Year Ended                  Year Ended
outstanding throughout the period.           March 31, 2004              March 31, 2003
--------------------------------------- -------- -------- -------- --------- -------- --------
                                        Class A  Class B  Class C  Class A   Class B  Class C
--------------------------------------- -------- -------- -------- --------- -------- --------

Net asset value, beginning of period      $8.57    $8.44    $8.34     $8.68    $8.54    $8.48
                                        -------- -------- -------- --------- -------- --------
   Income from investment operations:

     Net investment income                 0.37     0.28     0.28      0.43     0.36     0.40

     Net gain (loss) on securities
         (both realized and
         unrealized)                       1.28     1.27     1.26    (0.11)   (0.11)   (0.15)
                                        -------- -------- -------- --------- -------- --------
   Total from investment operations        1.65     1.55     1.54      0.32     0.25     0.25
                                        -------- -------- -------- --------- -------- --------
   Less distributions:

     Dividends from net investment
     income                              (0.36)   (0.28)   (0.28)    (0.43)   (0.35)   (0.39)
                                        -------- -------- -------- --------- -------- --------
     Distributions from capital gains       ---      ---      ---       ---      ---      ---
                                        -------- -------- -------- --------- -------- --------
   Total distributions                   (0.36)   (0.28)   (0.28)    (0.43)  (0.35)    (0.39)
                                        -------- -------- -------- --------- -------- --------
Net asset value, end of period            $9.86    $9.71    $9.60     $8.57    $8.44    $8.34
                                        ======== ======== ======== ========= ======== ========
Total return                             19.54%   18.61%   18.73%     3.92%    3.17%    3.11%
                                        ======== ======== ======== ========= ======== ========
Ratios/Supplemental Data:

Net assets, end of period (in
millions)                                    $9       $2       $8        $4    $0.63       $3

Ratio of expenses to average net
assets                                    1.33%    2.08%    2.08%     1.33%    2.08%    2.08%

Ratio of net investment income to
   average net assets                     3.90%    3.10%    3.14%     6.10%    5.60%    5.29%

Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers              3.06%    3.83%    3.82%     4.61%    5.47%    5.33%

Ratio of net investment income to
   average
   net assets before contractual
   expense
   reimbursement and waivers              2.17%    1.35%    1.40%     2.82%    2.21%    2.04%

Portfolio turnover rate                     44%      44%      44%       36%      36%      36%

(a)  Per share amount calculated using average shares outstanding method.

*******************************************************************************************************************
AFBA 5Star Science & Technology Fund
-------------------------------------------------------------------------------------------------------------------

Condensed data for a share
of capital stock
outstanding throughout the            Year Ended                    Year Ended                    Year Ended
period.                           March 31, 2007 (a)            March 31, 2006 (a)              March 31, 2005
---------------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------
                             Class A   Class B   Class C   Class A   Class B   Class C   Class A   Class B   Class C
---------------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------

Net asset value, beginning
of period                      $14.18    $13.70   $13.71    $11.64    $11.34    $11.34    $12.42    $12.19   $12.19
                             --------- --------- --------- --------- --------- --------- --------- --------- --------
   Income from investment
   operations:
     Net investment loss        (0.12)    (0.21)   (0.21)    (0.12)    (0.21)    (0.21)    (0.07)    (0.14)   (0.16)
     Net gain (loss) on
       securities (both
       realized and
       unrealized)               0.53      0.49     0.49      3.19      3.10      3.11    (0.69)    (0.69)   (0.67)
                             --------- --------- --------- --------- --------- --------- --------- --------- --------
   Total from investment
     operations                  0.41      0.28     0.28      3.07      2.89      2.90    (0.76)    (0.83)   (0.83)
                             --------- --------- --------- --------- --------- --------- --------- --------- --------
   Less distributions:
     Distributions from
     capital gain               (0.77)    (0.77)   (0.77)    (0.53)    (0.53)    (0.53)    (0.02)    (0.02)   (0.02)
                             --------- --------- --------- --------- --------- --------- --------- --------- --------
   Total distributions          (0.77)    (0.77)   (0.77)    (0.53)    (0.53)    (0.53)    (0.02)    (0.02)   (0.02)
                             --------- --------- --------- --------- --------- --------- --------- --------- --------
Net asset value, end of
period                         $13.82    $13.21   $13.22    $14.18    $13.70    $13.71    $11.64    $11.34   $11.34
                             ========= ========= ========= ========= ========= ========= ========= ========= ========
Total return                     3.38%     2.53%    2.53%    27.13%    26.24%    26.33%    (6.13%)   (6.82%)  (6.82%)
                             ========= ========= ========= ========= ========= ========= ========= ========= ========
Ratios/Supplemental Data:

Net assets, end of period
     (in millions)                 $2     $0.09       $2        $2     $0.14        $1     $0.95     $0.35    $0.54
Ratio of expenses to
     average net assets          1.53%     2.28%    2.28%     1.53%     2.28%     2.28%     1.53%     2.28%    2.28%
Ratio of net investment
   loss to
   average net assets           (0.88%)   (1.63%)  (1.63%)   (0.91%)   (1.67%)   (1.66%)   (0.86%)   (1.63%)  (1.65%)

Ratio of expenses to
   average net assets
   before contractual
   expense reimbursement
   and waivers                   2.59%     3.28%    3.34%     5.01%     6.18%    5.69%    11.70%    11.76%   10.91%

Ratio of net investment
   loss to average net
   assets before
   contractual expense
   reimbursement and
   waivers                      (1.94%)   (2.63%)  (2.69%)   (4.39%)   (5.57%)   (5.07%)   (11.03%)  (11.11%) (10.28%)

Portfolio turnover rate            39%       39%      39%       44%       44%       44%       48%       48%      48%

************************************************************************************************************
AFBA 5Star Science & Technology Fund
-------------------------------------------------------------------------------------------------------------------

Condensed data for a share
of capital stock
outstanding throughout the            Year Ended                    Year Ended
period.                             March 31, 2004                March 31, 2003
---------------------------- ----------------------------- -----------------------------
                             Class A   Class B   Class C   Class A   Class B   Class C
---------------------------- --------- --------- --------- --------- --------- --------

Net asset value, beginning
of period                       $6.74     $6.67     $6.67    $11.37    $11.33   $11.33
                             --------- --------- --------- --------- --------- --------
   Income from investment
   operations:

     Net investment loss        (0.05)    (0.10)    (0.04)    (0.05)    (0.10)   (0.12)
                             --------- --------- --------- --------- --------- --------
     Net gain (loss) on
       securities (both
       realized and
       unrealized)               5.73      5.62      5.56    (4.58)    (4.56)   (4.54)
                             --------- --------- --------- --------- --------- --------
   Total from investment
     operations                  5.68      5.52      5.52    (4.63)    (4.66)   (4.66)
                             --------- --------- --------- --------- --------- --------
   Less distributions:
     Distributions from
     capital gain                 ---       ---       ---       ---       ---      ---
                             --------- --------- --------- --------- --------- --------
   Total distributions            ---       ---       ---       ---       ---      ---
                             --------- --------- --------- --------- --------- --------
Net asset value, end of
period                         $12.42    $12.19    $12.19     $6.74     $6.67    $6.67
                             ========= ========= ======== --------- --------- --------
Total return                    84.27%    82.76%    82.76%  (40.72%)  (41.13%) (41.13%)
                             ========= ========= ======== --------- --------- --------
Ratios/Supplemental Data:

Net assets, end of period
     (in millions)              $0.26     $0.09     $0.45     $0.03     $0.01    $0.01
Ratio of expenses to
     average net assets          1.50%     2.26%     2.27%     1.33%     2.08%    2.08%
Ratio of net investment
   loss to
   average net assets           (1.00%)   (1.77%)   (1.69%)   (0.84%)   (1.60%)  (1.61%)
Ratio of expenses to
   average net assets
   before contractual
   expense reimbursement
   and waivers                  10.45%    11.17%    10.83%    15.72%    15.89%   15.75%
Ratio of net investment
   loss to average net
   assets before
   contractual expense
   reimbursement and
   waivers                      (9.96%)  (10.68%)  (10.25%)  (15.23%)  (15.41%)  (15.28%)
Portfolio turnover rate            44%       44%       44%       19%       19%      19%

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
Selecting the Correct Class of Shares
--------------------------------------------------------------------------------

This  prospectus  offers Class A, Class B and Class C Shares of each Fund.  Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current  expectations.  Your financial consultant can help you decide  which class is best for you. For  estimated  expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

Effective  January 3, 2007, Class B Shares of the Funds are no longer offered to investors who open new accounts. Investors with existing accounts who hold Class
B shares  are still  eligible  to  purchase  additional  Class B shares in those accounts.

Class A Shares
Front End Sales Load

If you  purchase  Class A Shares,  you will incur a sales  charge at the time of purchase (a  "front-end  load") based on the dollar amount of your purchase (the
"offering  price"),  as well as an ongoing  shareholder  service fee of 0.25% of average net assets.  The maximum  initial  sales charge is 5.50% of the offering price,  which is reduced for  purchases of $50,000 and more.  Sales charges also may be reduced by using the accumulation  privilege described below under "Sales
Charge  Reduction  and  Waivers."  Class  A  Shares  will  not be  subject  to a contingent  deferred  sales  charge  (CDSC or  "back-end  load")  when  they are redeemed,  except that  purchases of Class A Shares of $1,000,000  or more,  for which the  initial  sales  charge has been  waived,  may be subject to a CDSC of
1.00% if the shares are redeemed  within one year after  purchase.  There are no front-end loads imposed on reinvested dividends or other distributions.  Class A
Shares also will be issued upon conversion of Class B Shares, as described below under  "Class B Shares."  The minimum  initial  investment  in Class A Shares is
$500.

Part of the front-end sales charge is paid directly to the selling broker-dealer
(the "dealer reallowance"). The remainder is retained by the underwriter and may by used either to promote  the sale of the Fund's  shares or to  compensate  the underwriter for its efforts to sell the shares of the Fund.

********************************************************************************
AFBA 5Star Mid Cap Value Fund
AFBA 5Star Small Cap Fund
AFBA 5Star Large Cap Fund
AFBA 5Star USA Global Fund
AFBA 5Star Balanced Fund
AFBA 5Star Science & Technology Fund

                                        Sales Charge as a      Sales Charge as a
                                          Percentage of        Percentage of Net
Purchase Amount                          Offering Price         Amount Invested
------------------------------------- ---------------------- -------------------
$50,000 and less                              5.50%                  5.82%
$50,000 up to $150,000                        4.50%                  4.71%
$150,000 up to $250,000                       3.50%                  3.63%
$250,000 up to $500,000                       2.50%                  2.56%
$500,000 up to $1,000,000                     2.00%                  2.04%
Over $1,000,000                               0.00%                  0.00%

********************************************************************************
AFBA 5Star Total Return Bond Fund

                                        Sales Charge as a      Sales Charge as a
                                          Percentage of        Percentage of Net
Purchase Amount                          Offering Price         Amount Invested
------------------------------------- ---------------------- -------------------
$50,000 and less                              3.75%                  3.90%
$50,000 up to $150,000                        3.00%                  3.09%
$150,000 up to $250,000                       2.25%                  2.30%
$250,000 up to $500,000                       1.50%                  1.52%
$500,000 up to $1,000,000                     1.00%                  1.01%
Over $1,000,000                               0.00%                  0.00%

Sales Charge Reductions
and Waivers

Reducing  Sales  Charges on Your Class A Shares.  There are several ways you can combine  multiple  purchases  of  Class  A  Shares  to  take  advantage  of  the breakpoints in the sales charge schedule. These can be combined in any manner:

o    Accumulation  privilege  - lets you add the value of any Class A Shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

o    Letter of intent - lets you purchase Class A Shares over a 13-month  period and receive the same sales  charge as if all shares had been  purchased  at once. See the Statement of Additional Information for terms and conditions.

To  use  these   privileges,   discuss  your  eligibility  with  your  financial
consultant. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Trust or your financial  intermediary  of the existence of other  accounts  which you have with an  intermediary  in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide  information or records,  including account  statements, regarding shares of AFBA 5Star Funds held in:

o    all of your accounts at AFBA or a financial intermediary;

o    any of your accounts at another financial intermediary; and

o    accounts of parties  related to you, such as your spouse or minor  children
     (under age 21), at any financial intermediary.

To value  accounts  in order  to  determine  whether  you  have met  sales  load breakpoints,  the Trust  combines  the  amount of your new  investment  with the
current  value  of  your  existing  eligible  holdings.   Information  regarding
breakpoint   discounts  is  also   available  in  the  Statement  of  Additional
Information and on the Funds' website, www.afba.com.

CDSC  Waivers.  In  general,  the CDSC may be waived on shares  you sell for the following reasons:

o    Payments  through certain  systematic  retirement  plans and other employee benefit plans;

o    Qualifying distributions from qualified retirement plans and other employee benefit plans;

o    Distributions  from  custodial  accounts  under  section  403(b)(7)  of the
     Internal Revenue Code as well as from Individual Retirement Accounts (IRAs)
     due to death, disability or attainment of age 70 1/2; and

o    Participation in certain fee-based programs.

To use any of these waivers, contact your financial consultant.

Net Asset Value  Purchases.  Class A shares may be purchased at net asset value, with only a minimum initial investment, by:

o    Trustees or other  fiduciaries  purchasing  shares for  certain  retirement
     plans  of   organizations   with  50  or  more   eligible   employees   and
     employer-sponsored  benefit  plans in  connection  with  purchases  of Fund shares made as a result of  participant-directed  exchanges between options in such a plan;

o    Investment advisers,  financial planners and certain financial institutions that place trades for their own  accounts or the accounts of their  clients
     either   individually  or  through  a  master  account  and  who  charge  a management, consulting or other fee for their services;

o    "Wrap  accounts"  for the benefit of clients of  broker-dealers,  financial institutions or financial  planners having sales or service agreements with the  underwriter or another  broker-dealer  or financial  institution  with respect to sales of Fund shares;

o    Current or retired  trustees,  officers and  employees of AFBA 5Star Funds, the underwriter,  the transfer agent, the Manager and its members,  certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

o    Current or retired registered  representatives  or full-time  employees and their  spouses  and minor  children  and plans of  broker-dealers  or other institutions that have selling agreements with the underwriter; and

o    Such other persons as are  determined by the Manager or underwriter to have acquired shares under circumstances where a Fund has not incurred any sales expense.

Class B Shares
Back End Sales Load

If you are a current  investor  and already own Class B Shares and would like to purchase  additional  Class B Shares,  you will not incur a sales  charge at the time of purchase. However, Class B Shares are subject to ongoing Rule 12b-1 fees of 1.00% of average  daily net  assets.  This fee is broken down into an ongoing
Rule 12b-1  distribution fee of 0.75% of average daily net assets and an ongoing shareholder service fee of 0.25% of average daily net assets. Class B Shares are subject to a CDSC if you redeem them prior to the seventh  year after  purchase.
At the end of the seventh year after purchase, Class B Shares will automatically convert into Class A Shares of the respective Fund, which are not subject to the
Rule 12b-1  distribution  fee of 0.75%.  Automatic  conversion of Class B Shares into  Class A  Shares  will  occur at  least  once a month  on the  basis of the relative  net asset  values of the shares of the two  classes on the  conversion date, without the imposition of any sales load, fee or other charge.  Conversion of Class B Shares  to Class A Shares  will not be deemed a  purchase  or sale of shares for  federal  income tax  purposes.  There is no CDSC  imposed on Class B
Shares purchased through  reinvestment of dividends and other  distributions and such shares will convert automatically to Class A Shares based on the portion of purchased shares that convert.  The minimum initial investment in Class B Shares is $500.

Class C Shares
Pay As You Go

If you purchase  Class C Shares,  you do not incur a sales charge at the time of purchase.  However,  Class C Shares are  subject  to ongoing  Rule 12b-1 fees of
1.00% of average daily net assets.  This fee is broken down into an ongoing Rule
12b-1  distribution  fee of 0.75% of  average  daily net  assets  and an ongoing shareholder  service fee of 0.25% of average  daily net  assets.  Class C Shares also are  subject  to a 1.00%  CDSC if you  redeem  them  within  12  months  of purchase.  Although  Class C Shares are subject to a CDSC for only 12 months (as compared to seven years of Class B), Class C Shares have no conversion  feature.
Accordingly, if you purchase Class C Shares, those shares will be subject to the
0.75% distribution fee and the 0.25% shareholder  service fee for as long as you own your Class C Shares.  The minimum  initial  investment  in Class C Shares is
$500.

CDSC or "Contingent
Deferred Sales Charge"

You may be subject to a CDSC upon  redemption of your Class B and Class C Shares according to the following chart.

o    Class B Shares

************************************************************************
AFBA 5Star Mid Cap Value Fund
AFBA 5Star Small Cap Fund
AFBA 5Star Large Cap Fund
AFBA 5Star USA Global Fund
AFBA 5Star Balanced Fund
AFBA 5Star Science & Technology Fund

                         Years After             CDSC on Shares Being
                           Purchase                    Redeemed
                 ---------------------------------------------------------
                           1st year                      4.75%
                           2nd year                      4.25%
                           3rd year                      3.25%
                           4th year                      2.25%
                           5th year                      2.25%
                           6th year                      1.25%
                           7th year                      0.50%
                      After the 7th year                 None

************************************************************************
AFBA 5Star Total Return Bond Fund

                         Years After             CDSC on Shares Being
                           Purchase                    Redeemed
                 ---------------------------------------------------------
                           1st year                      4.00%
                           2nd year                      3.00%
                           3rd year                      3.00%
                           4th year                      2.00%
                           5th year                      2.00%
                           6th year                      2.00%
                           7th year                      1.00%
                      After the 7th year                 None

Class B Shares will be  automatically  converted to Class A Shares at the end of the seventh year after purchase.

o    Class C Shares

If you redeem Class C Shares within 12 months of purchase, you will be charged a
CDSC of  1.00%.  There is no CDSC  imposed  on Class C Shares  acquired  through reinvestment of dividends or capital gains.

The CDSC on  redemptions  of all  classes  of  shares is  computed  based on the original  purchase  price  of the  shares  being  redeemed,  net  of  reinvested dividends and capital gains  distributions.  CDSC  calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible,  each time you place a request to sell  shares,  we will first sell any shares in your  account  that are not  subject  to a CDSC.  If there are not enough  of these  shares  to meet your  request,  we will sell your  shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment,  thereby reducing or eliminating the otherwise applicable CDSC.

********************************************************************************
How to Purchase Shares
--------------------------------------------------------------------------------

How to Buy Shares (see chart on page 61 for details)
By phone, mail or wire
Through Automatic Monthly Investments

Minimum Initial Investment                          Class A    Class B*    Class C
Regular Account                                      $500        $500        $500
Account With Automatic Monthly Investment Plan       $100        $100        $100
IRA and Uniform Transfer (Gift) to Minors Accounts   $250        $250        $250

*    Class B Shares of the Funds are  closed to new  investors.  Investors  with existing  accounts  who  hold  Class B  Shares  may  continue  to  purchase additional Class B Shares in those accounts.

Minimum Additional Investment                       Class A    Class B     Class C
By Mail                                              $100        $100        $100
By Telephone (ACH)                                   $100        $100        $100
By Wire                                              $500        $500        $500
Account With Automatic Monthly Investment Plan        $50        $50         $50

Minimum Account Size
You must maintain a minimum  account value equal to the current  minimum initial investment.  If your  account  falls below this amount due to  redemptions  (not market action), we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum  within 60 days after we contact you, we will close the account and send your money to you.

********************************************************************************
How to Redeem Shares
--------------------------------------------------------------------------------

You may withdraw from your account at any time in the following amounts:

o    any amount for redemptions requested by mail, phone or telegraph
o    $1,000 or more for redemptions wired to your account ($10 fee)
o    $50 or more for redemptions by a systematic redemption plan (there may be a fee)
o    $100 or more for redemptions by automatic monthly exchange to another Fund
o    $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account

Redemption Fee

The Funds  charge a  redemption  fee of 2% on proceeds  from shares  redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange).  The  redemption  fee will be  calculated  as a percentage of the net asset value of such shares at the time of  redemption.  This  redemption  fee is paid  directly to the Fund from which  shares are redeemed  and  exchanged.  The redemption fee is not a sales charge or a contingent  deferred sales charge. The purpose of the additional  transaction fee is to allocate costs  associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders.  For purposes of applying the  redemption  fee,  shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions:

o    Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.

o    Redemptions  of  shares  on an  account  that  has  demonstrated  a  severe hardship,  such as a  medical  emergency,  as  determined  in the  absolute discretion of the Manager.

o    Redemption of shares acquired through dividend reinvestment.

o    Redemption of shares acquired through lump sum or other  distributions from a qualified  corporate  or  self-employed  retirement  plan  following  the retirement  (or  following  attainment  of age  591/2 in the case of a "key employee" of a "top heavy" plan), as described in the prospectus.

o    Redemption  of shares  acquired  through  distributions  from an individual retirement  account (IRA) or Custodial  Account under Section  403(b)(7) of the tax code,  following  attainment  of age 59 1/2,  as  described  in the prospectus.

o    Redemption of shares under the Funds'  systematic  withdrawal plan, as well as shares  redeemed as a result of  required  minimum  distributions  under certain employer-sponsored retirement plans or IRAs.

o    Redemption  of  shares  held  through  401(k)  or other  employer-sponsored retirement plans.  However,  the redemption fee does apply to non-mandatory withdrawals from individual retirement accounts (IRAs) and 403(b) custodial accounts.

Each Fund also has the  discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing  the 90% income test or losing its  regulated  investment company (RIC) qualification for tax purposes.  Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds'  redemption fee (or process its exceptions)  because of their inability for various  reasons to assess the fee to underlying  shareholders  or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
Shareholder Services
--------------------------------------------------------------------------------

The  following  services are also  available to  shareholders.  Please call your financial consultant or the Funds at (800) 243-9865 for more information.

o   Uniform Transfers (Gifts) to Minors accounts
o   Accounts for corporations or partnerships
o    Sub-Accounting  Services for Keogh,  tax qualified  retirement  plans,  and others
o    Prototype   Retirement  Plans  for  the  self-employed,   partnerships  and
     corporations
o   Traditional IRA accounts
o   Roth IRA accounts
o   Coverdell Education Savings Accounts (formerly Education IRAs)
o   Simplified Employee Pensions (SEPs)
o   Savings Incentive Match Plan for Employees (SIMPLE Plan)
o   Rollovers from Thrift Savings Plan (TSP Plan) and other Qualified Plans

********************************************************************************
How Share Price is Determined
--------------------------------------------------------------------------------

Shares of each Fund are  purchased  or redeemed at the net asset value per share next  calculated  after your purchase  order and payment or redemption  order is received by the Fund. In the case of certain  financial  institutions  that have made satisfactory payment or redemption  arrangements with the Funds, orders may be processed at the net asset value per share next  effective  after  receipt by that institution.

The net asset value is calculated by  subtracting  from each Fund's total assets any liabilities and then dividing into this amount the total outstanding  shares as of the date of the  calculation.  The net asset  value per share is  computed once daily,  Monday through Friday, at 4:00 p.m. (Eastern time) on days when the
Funds are open for business  (the same days that the New York Stock  Exchange is open for trading).  In calculating net asset value, a Fund generally  values its investment  portfolio at market price.  Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Equity securities owned by the Funds are valued using the official closing price or the last sale  price on the  exchange  or in the  principal  over-the-counter market  where they are  traded.  Where the  security  is listed on more than one exchange,  a Fund  will  use the  price  of that  exchange  which  it  generally considers to be the principal  exchange on which the security is traded.  If the last sale price is  unavailable,  the security is valued at the mean between the last bid and asked  prices.  Debt  securities  held by a Fund for  which  market quotations are readily available are valued at the mean between the last bid and asked prices.  Short-term debt investments  having maturities of 60 days or less are amortized to maturity based on their cost.

Under certain circumstances, a security or other asset may be valued at its fair value as  determined  in good faith by the  Trust's  Valuation  Committee  under procedures  adopted by the Trust's Board of Trustees.  A Fund may use fair value pricing if trading in a security  has been halted or  suspended,  a security has been  delisted from a national  exchange,  a security has not been traded for an extended  period of time,  or a  significant  event  with  respect to a security occurs  after  the  close  of the  market  or  exchange  on which  the  security principally  trades  and before the time the Fund  calculates  net asset  value.
Significant events most commonly occur with foreign securities, but may occur in other cases as well.  In these cases,  information  furnished by an  independent pricing  service  may be  utilized to adjust  closing  market  prices of certain common  stocks to reflect  their fair value.  Valuing  securities  at fair value involves  greater  reliance on judgment than  valuation of  securities  based on readily  available  market  quotations.  A fund that  uses  fair  value to price securities  may value those  securities  higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
Distributions and Taxes
--------------------------------------------------------------------------------

DISTRIBUTIONS

Dividends and Distributions - Each Fund has qualified, or intends to qualify, as a regulated  investment  company under the Internal Revenue Code. As a regulated investment  company,  a Fund  generally pays no federal income tax on the income and gains it  distributes  to you.  The AFBA 5Star  Total  Return Bond Fund pays distributions  from net investment income monthly.  The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June,
September and December.  The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap
Fund,  AFBA 5Star  Large Cap Fund,  AFBA  5Star USA  Global  Fund and AFBA 5Star
Science  &  Technology  Fund  pay  distributions   from  net  investment  income
semi-annually,  usually in June and  December.  Distributions  from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before  December 31 and by the AFBA 5Star Mid Cap Value  Fund,  AFBA 5Star
Small Cap Fund,  AFBA 5Star  Large Cap Fund,  AFBA 5Star USA Global  Fund,  AFBA
5Star  Total  Return  Bond  Fund  and  AFBA  5Star  Science  &  Technology  Fund
semi-annually,  usually in June and December.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate  federal  excise  or  income  taxes on the  Fund.  The  amount  of any distribution  will  vary,  and there is no  guarantee  a Fund will pay either an income dividend or a capital gains distribution.  We automatically  reinvest all dividends  and any  capital  gains,  unless you have  elected  on your  original application,  or by written instructions filed with the Funds, to have them paid in cash.  We  automatically  reinvest all  dividends  under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

Annual  Statements - Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are taxable as if they were paid in  December.  The Funds may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Funds make every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Funds will send you a corrected  Form  1099-DIV to reflect reclassified information.

Avoid "Buying a Dividend." - If you are a taxable  investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

TAXES

Tax  Considerations  -  In  general,  if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares.  A portion of income  dividends  designated  by a Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gain rates,  provided certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares - A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax  purposes,  an exchange  of your Fund shares for shares of a different  AFBA
5Star Fund is the same as a sale.

Backup  Withholding  - By law,  if you do not provide the Funds with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other - Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup withholding and claim any treaty benefits.

THIS  DISCUSSION  OF  "DIVIDENDS,  DISTRIBUTIONS,  AND TAXES" IS NOT INTENDED OR
WRITTEN TO BE USED AS TAX ADVICE.  BECAUSE  EVERYONE'S  TAX SITUATION IS UNIQUE,
YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL, OR FOREIGN
TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

********************************************************************************
Additional Policies About Transactions
--------------------------------------------------------------------------------

We cannot  process  transaction  requests  that are not  completed  properly  as described  in this  section.  We may cancel or change our  transaction  policies without notice. To avoid delays,  please call us if you have any questions about these policies.

Customer  Identification - The Funds seek to obtain  identification  information for new  accounts  so  that  the  identity  of Fund  investors  can be  verified consistent with regulatory  requirements.  The Funds may limit account  activity until  investor  identification  information  can be verified.  If the Funds are unable to obtain sufficient  investor  identification  information such that the
Funds may form a reasonable  belief as to the true identity of an investor,  the
Funds may take further action including closing the account.

Purchases - We may reject orders when not  accompanied by payment or when in the best interest of the Funds and their shareholders.

Redemptions  - We try to send proceeds as soon as  practical.  In any event,  we send  proceeds by the third  business day after we receive a properly  completed request.  We cannot accept requests that contain special conditions or effective dates.  We may  request  additional  documentation  to ensure  that a request is genuine.  Under  certain  circumstances,  we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur  brokerage  costs when converting the securities into cash, and will bear market exposure until such conversion.

If you request a redemption  within 15 days of purchase,  we will delay  sending your proceeds until we have collected  unconditional  payment, which may take up to 15 days  from the date of  purchase.  For your  protection,  if your  account address has been changed within the last 30 days, your  redemption  request must be in writing and signed by each account owner, with signature  guarantees.  The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

If you effect a redemption via wire  transfer,  you may be required to pay fees, including a $10 wire fee and other fees,  that will be  deducted  directly  from your  redemption  proceeds.  If you  request  redemption  checks  to be sent via overnight  mail,  you may be  required  to pay a $10 fee that  will be  deducted directly from your redemption proceeds.

Transactions  through Brokers or Agents - Investors may be charged a fee if they effect  transactions  in a Fund  through  a  broker  or  agent.  The  Trust  has authorized  certain  brokers to receive  purchase and  redemption  orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption  orders on the Trust's behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized  broker,  or, if applicable, a broker's authorized designee,  receives the order. Customer orders will be priced at a Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

Market Timers and Frequent Trading - While the Funds provide  shareholders  with daily  liquidity,  the Funds are designed for  long-term  investors  and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds,  including but not limited to market timing. Market timing is generally defined as the excessive  short-term  trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

Frequent  purchases and redemptions of a Fund's shares may present certain risks for a Fund and its  shareholders.  These  risks  include,  among  other  things,
dilution  in  the  value  of  Fund  shares  held  by   long-term   shareholders,
interference  with the efficient  management of a Fund's  portfolio,  negatively impairing a Fund's performance and increased brokerage and administrative  costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty  implementing  long-term investment strategies if it is unable to  anticipate  what  portion of its assets it should  retain in cash to provide  liquidity  to its  shareholders.  Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

The Funds'  Board has  adopted  policies  and  procedures  to prevent  excessive short-term trading and market timing,  under which the Funds will refuse to sell shares to market  timers,  and will take such other  actions  necessary  to stop excessive or disruptive trading activities,  including closing an account to new purchases  believed to be held by or for a market timer. The Funds may refuse or cancel  purchase  orders  (before  the  investor  is priced into a fund) for any reason,  without  prior  notice,  particularly  purchase  orders  that the Funds believe  are made by or on behalf of market  timers.  You will be  considered  a market  timer if you have (i)  requested a redemption  of Fund shares  within 60 days of an earlier  purchase (or exchange)  request,  (ii) make  investments  of large  amounts of $1 million or more  followed  by a  redemption  (or  exchange)
request in close  proximity to the purchase or (iii)  otherwise seem to follow a timing pattern.

The Funds have implemented  trade activity  monitoring  procedures to discourage and prevent  market  timing or excessive  short-term  trading in the Funds.  For purposes of  applying  these  procedures,  the Funds may  consider,  among other things,  an investor's  trading history in the Funds,  and accounts under common ownership,  influence  or control.  Under these  procedures,  the Funds or their agents monitor  selected trades and flows of money in and out of the Funds in an effort to detect excessive  short-term  trading  activities,  and for consistent enforcement  of the  policy.  If, as a result of this  monitoring,  the Funds or their agents  believe  that a  shareholder  has engaged in excessive  short-term trading,  the  Fund  will  refuse  to  process  purchases  or  exchanges  in the shareholder's account.

For direct  (networked)  accounts where  transaction  information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction  activity.  Where transactions are placed through omnibus
accounts   maintained   by  financial   intermediaries,   such  as  401(k)  plan
administrators and certain fee-based financial Managers ("Intermediaries"),  the ability to monitor trades from the underlying  shareholders may be limited.  The
Manager will  monitor  daily trade  activity of such omnibus  accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying  shareholders.  If market  timing  activity is  discovered,  the  Intermediary  will be directed to monitor and/or block underlying  shareholders from investing in the Funds in the same manner as direct accounts. The Funds, the Manager or their agents will also seek to utilize web-based and other tools made available by such  Intermediaries to provide transparency to screen for excessive short-term trading.

The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder  interests or other harm to  shareholders, and help to deter market timing  activity.  For more  information  on fair value pricing  by the Funds,  please  see the  section  entitled  "How Share  Price is
Determined."

The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange) to discourage  frequent  trading.  For more  information on the Funds'
redemption fee, please see the section entitled "How to Redeem Shares."

Although the policy is designed to discourage excessive short-term trading, none of  these  procedures  alone  nor  all of  them  taken  together  eliminate  the possibility that excessive  short-term trading activity in the Funds will occur.
Moreover,  each of these  procedures  involves  judgments  that  are  inherently subjective.  The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with  shareholder interests.

The policy  applies  uniformly  to all  investors,  except as  described  in the following  circumstances:  exemptions to the Funds' policy defining someone as a market  timer may only be granted by the Funds'  Chief  Compliance  Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances  may be deemed  as an  unforeseen  need for funds or a pattern  of typically  investing  $1 million or more;  any waiver of the  policies on market timing  will not be  permitted  if it would harm a Fund or its  shareholders  or subordinate  the  interest  of the Fund or the  shareholders;  and any waiver of prohibitions  on market  timing  made by the Chief  Compliance  Officer  must be reported to the Funds' Board at the next quarterly Board meeting.

Anti-Money  Laundering  Policy--In  compliance with the USA PATRIOT Act of 2001, please note that the Funds'  transfer  agent may verify  certain  information on your account application as part of the Funds' Anti-Money  Laundering Compliance
Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the
Funds may temporarily limit additional share purchases.  In addition,  the Funds may limit  additional  share  purchases  or close an  account if it is unable to verify  your  identity.  As  required  by law,  the  Funds  may  employ  various procedures,  such as comparing the  information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity,  the account  will be rejected or you will not be allowed to perform a transaction  on the account until such  information  is received.  The Funds may also  reserve  the right to close  the  account  within  five  business  days if clarifying  information/documentation is not received. Please contact the Funds'
transfer  agent  at  (888)  578-2733  if you  need  additional  assistance  when completing your application.

Internet  Account Access - For your convenience the Funds offer Internet Account
Access so that you may  access  your  account  online,  24 hours a day, 7 days a week.  You may review  your  account  balance,  purchase  or redeem  Fund shares
(online  redemptions  are not available  for IRA  accounts),  or make  exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

To register for Internet  Account Access,  please call the Funds  (toll-free) at
(888)  578-2733.  Shareholders  who have  registered for this service may access their account by visiting the AFBA 5Star Funds' website at www.afba.com.

Signature  Guarantees - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature  guarantee on any redemption  request to help protect  against fraud), the redemption of corporate,  partnership or fiduciary accounts,  or for certain types  of  transfer  requests  or  account  registration  changes.  A  medallion signature  guarantee  may be  obtained  from a domestic  bank or trust  company, broker,  dealer,  clearing  agency,  savings  association,  or  other  financial institution  which is  participating  in a medallion  program  recognized by the
Securities  Transfer  Association.  The three recognized  medallion programs are
Securities Transfer Agents Medallion Program (STAMP),  Stock Exchanges Medallion
Program (SEMP) and New York Stock Exchange,  Inc.  Medallion  Signature  Program
(NYSE MSP). A notarized signature is not sufficient.  Please call (888) 578-2733 for information on obtaining a signature guarantee.

Corporations,  Trusts and Other Entities - Additional  documentation is normally required  for  corporations,  fiduciaries  and  others  who  hold  shares  in  a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges  to Another  AFBA 5Star  Fund - You must meet the  minimum  investment requirement of the AFBA 5Star Fund into which you are exchanging.  The names and registrations on the two accounts must be identical.  Your shares must have been held in an open  account  for 15 days or more  and we must  have  received  good payment before we will exchange shares.  You should review the prospectus of the
Fund being purchased. Call us for a free copy at (888) 578-2733.

Telephone  Services - During periods of increased market activity,  you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request,  including a telephone  redemption  request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such  procedures  are followed and we reasonably  believe the  instructions  are genuine,  the Funds are not liable for losses due to  unauthorized or fraudulent instructions.  At our  option,  we may  limit  the  frequency  or the  amount of telephone  redemption  requests.  Neither  the Funds nor PFPC  Inc.,  the Funds'
transfer  agent,  assumes  responsibility  for  the  authenticity  of  telephone redemption requests.

********************************************************************************
Distribution and Service Arrangements
--------------------------------------------------------------------------------

[begin callout] How Can Your Financial Consultant Help You? [end callout]

PFPC  Distributors,  Inc.  ("Underwriter"),   serves  as  the  Funds'  statutory
underwriter.  The Underwriter  facilitates the Funds'  distribution  efforts and enters into agreements with financial consultants to sell Fund shares.

Your  financial  consultant  is  familiar  with the Funds,  the  Manager and the
Sub-Advisers.  He or she can answer any  questions  you may have now,  or in the future, about how each Fund operates,  which class of shares is most appropriate for you and how the  Sub-Advisers  investment  style works and has performed for other investors.  Your financial  consultant can be a valuable and knowledgeable resource.

Each Fund has a  distribution  plan  adopted  pursuant  to Rule 12b-1  under the
Investment Company Act of 1940, as amended, that allows the Fund to pay a fee to the  Underwriter or others for  facilitating  the sale and  distribution  of its shares.  Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees  indirectly  will increase the cost of your  investment and may cost you more than paying other types of sales charges.

[begin callout] Rule 12b-1 Fees: 12b-1 fees, charged by some funds, are deducted from  fund  assets  to pay for  marketing  and  advertising  expenses  or,  more commonly,  to  compensate  sales  professionals  for selling fund  shares.  [end callout]

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the  distribution  of its  shares  and  the  servicing  of its  shareholders  in accordance with a plan adopted by the fund's board of directors. Pursuant to the
Rule,  the Board has  adopted  separate  distribution  plans for the Class B and
Class C Shares of each Fund.  Under the  Distribution  Plans, the Funds will pay distribution  fees to the Underwriter at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to Class B and Class C Shares.

Each  Distribution  Plan provides that the Underwriter may use the  distribution fees received from a class of shares to pay for the distribution and shareholder servicing  expenses of that class,  including,  but not limited to (i) incentive compensation  paid to the  directors,  officers and employees of, agents for and consultants  to,  the  Underwriter  or  any  other  broker-dealer  or  financial
institution   that  engages  in  the   distribution  of  that  class;  and  (ii)
compensation  to  broker-dealers,  financial  institutions  or other persons for providing distribution assistance with respect to that class.  Distribution fees may also be used for (i) marketing and promotional  activities,  including,  but not limited  to,  direct  mail  promotions  and  television,  radio,  newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses,  Statements of Additional Information and reports of the Funds to  prospective  investors in that class;  (iii) costs  involved in preparing,  printing and distributing  sales literature  pertaining to the Funds and that class;  and (iv) costs  involved  in  obtaining  whatever  information, analyses and reports with respect to marketing and  promotional  activities that the  Funds  may,  from  time  to  time,  deem  advisable  with  respect  to  the distribution  of that  class.  Distribution  fees  are  accrued  daily  and paid monthly,  and are  charged as  expenses  of,  respectively,  Class B and Class C
Shares as accrued.

The distribution  fees applicable to the Class B and Class C Shares are designed to permit  you to  purchase  Class B and Class C Shares  through  broker-dealers without the assessment of a front-end sales charge.

[begin callout] Shareholder Service Fees [end callout]

The Board has also adopted a  shareholder  service  plan  pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25%
of a Fund's  average daily net assets for Class A, Class B and Class C Shares to compensate  service  providers  who  maintain  a service  relationship.  Service activities  provided under this plan include (a)  establishing  and  maintaining shareholder  accounts and records,  (b)  answering  shareholder  inquiries,  (c)
assisting in share  purchases  and  redemptions,  (d) providing  statements  and reports to shareholders,  and (e) providing other related services  requested by shareholders.

[begin callout] Additional Payments: [end callout]

In addition to the fees described  above,  the Manager also may make  additional payments to dealers or financial  intermediaries  out of its own assets  without additional cost to the Funds or their  shareholders.  These payments may be made for marketing,  promotional or related expenses.  In some  circumstances,  these types  of  payments  may  create  an  incentive  for  a  dealer  or a  financial intermediary or its representatives to recommend or offer shares of the Funds to its  customers.  You should ask your dealer or financial  intermediary  for more details about any such payment it receives.

********************************************************************************************************************
Conducting Business with AFBA 5Star Fund
-------------------------------------------------------------------------------------------------------------------

                                        HOW TO OPEN AN ACCOUNT*                HOW TO ADD TO AN ACCOUNT
--------------------------------------- -------------------------------------- -------------------------------------
BY PHONE
--------------------------------------- -------------------------------------- -------------------------------------
(888) 578-2733                          If you already  have an account  with  You  may  make   investments   ($100
                                        us and you have authorized  telephone  minimum)  by  telephone.   After  we
You  must   authorize   each  type  of  exchanges,  you  may  call to open an  have received your  telephone  call, telephone  transaction on your account  account  in  another  AFBA 5Star Fund  we will  deduct  from your  checking
application or the  appropriate  form,  by  exchange  ($500   minimum).   The  account the cost of the shares.
available  from us. All account owners  names   and   registrations   on  the
must  sign.  When  you  call,  we  may  accounts must be identical.            Availability   of  this  service  is
request  personal  identification  and                                         subject  to  approval  by the  Funds
tape record the call.                                                          and participating banks.

BY MAIL
--------------------------------------- -------------------------------------- -------------------------------------
Initial Purchases and all Redemptions:  Complete  and  sign  the  application  Make  your  check   ($100   minimum)
AFBA 5Star Funds                        which  accompanies  this  Prospectus.  payable  to  AFBA  5Star  Funds  and
c/o PFPC Inc.                           Your  initial  investment  must  meet  mail it to us. Always  identify your
P.O. Box 9779                           the        minimum         investment  account   number  or   include   the
Providence, RI 02940                    requirements.    Make   your    check  detachable  reminder stub (from your
                                        payable to AFBA 5Star Funds.           confirmation statement).
Overnight Address for All
Transactions:
AFBA 5Star Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

Subsequent Purchases:
AFBA 5Star Funds
c/o PFPC Inc.
P.O. Box 9779
Providence, RI 02940

BY WIRE
--------------------------------------- -------------------------------------- -------------------------------------
PNC Bank                                Call  us  first  to  get  an  account  Wire share  purchases ($500 minimum)
Pittsburgh, PA                          number.  We will require  information  should  include  the  names  of each
ABA #031000053                          such  as  your  Social   Security  or  account  owner,  your account number
Account Number: 8606905871              Taxpayer  Identification  Number, the  and the  AFBA  5Star  Fund in  which
FFC: "Name of specific AFBA 5Star       amount  being wired  ($500  minimum),  you  are  purchasing   shares.   You
Fund"                                   and the name and telephone  number of  should  notify us by telephone  that
FBO: "Shareholder name and new          the wiring bank.  Then tell your bank  you have sent a wire purchase  order
account number"                         to wire the  amount.  You  must  send  to PNC Bank.
                                        us a  completed  application  as soon
                                        as   possible    or   your    account
                                        registration   will be delayed.

THROUGH AUTOMATIC TRANSACTION PLANS
------------------------------------------------------------------------------ -------------------------------------
You  must   authorize   each  type  of  Not applicable.                        You may authorize  automatic monthly
automatic  transaction on your account                                         investments  in  a  constant  dollar
application     or     complete     an                                         amount  ($50   minimum)   from  your
authorization form,  available from us                                         checking  account.  We  will  deduct
upon request.  All  registered  owners                                         the amount you  authorize  from your
must sign.                                                                     checking  account  on the  same  day
                                                                               each month.

*    If you  purchase  shares of a Fund  without the  assistance  of a Financial
     Consultant,  your  account  will  be held  directly  with  the  Fund at its transfer agent. You will not be opening a brokerage account with, or become a customer of, the Underwriter.

********************************************************************************************************************

HOW TO SELL SHARES                                          HOW TO EXCHANGE SHARES
----------------------------------------------------------- --------------------------------------------------------
You may redeem shares by telephone  ($100,000 maximum) if,  You may exchange  shares  ($100  minimum or the initial
when  you  opened  your  account,   you   authorized   the  minimum  investment  requirement) for shares in another
telephone   redemption   privilege.   If  you   have   not  AFBA 5Star Fund.  The shares being  exchanged must have authorized  telephone  redemptions  and  wish  to  do  so,  been held in an open account for 15 days or more.
please  call  (888)  578-2733  for  instructions  and  the
appropriate form.

----------------------------------------------------------- --------------------------------------------------------
In  a  letter,  include  the  genuine  signature  of  each  In a letter,  include  the  genuine  signature  of each registered  owner  (exactly  as  registered),  the name of  registered  owner,  the account  number,  the number of each account  owner,  the account number and the number of  shares or dollar amount to be exchanged  ($100 minimum)
shares  or  the  dollar  amount  to be  redeemed.  Written  and the name of the AFBA  5Star  Fund  into  which  the
redemption   requests   for  $25,000  or  more  require  a  amount is being transferred.
medallion  signature  guarantee.  We will send  redemption
proceeds only to the address of record.

----------------------------------------------------------- --------------------------------------------------------
A sale of  shares  held  for  less  than  60  days  may be  A sale of  shares  held  for  less  than 60 days may be
subject to a redemption  fee of 2.00%.  For more  details,  subject  to  a  redemption  fee  of  2.00%.   For  more
see the "How to Redeem Shares" section of this prospectus.  details,  see the "How to  Redeem  Shares"  section  of this prospectus.

----------------------------------------------------------- --------------------------------------------------------
Redemption  proceeds ($1,000 minimum) may be wired to your  Not applicable.
pre-designated  bank account.  A $10 fee will be deducted.
If we  receive  your  written  request  before  4:00  P.M.
(Eastern  time) we will  normally wire funds the following
business  day. If we receive  your written  request  after
4:00 P.M.  (Eastern  time), we will normally wire funds on
the  second  business  day.  Contact  your bank  about the
time  of  receipt   and   availability.   If  you  request
redemption  checks to be sent via overnight  mail, you may
be  required  to  pay a $10  fee  that  will  be  deducted
directly from your redemption proceeds.

----------------------------------------------------------- --------------------------------------------------------
Systematic Redemption Plan:                                 Monthly Exchanges:
You may  specify  a  dollar  amount  ($50  minimum)  to be  You may authorize  monthly  exchanges from your account
withdrawn   monthly  or  quarterly  or  have  your  shares  ($100  minimum) to another  AFBA 5Star Fund.  Exchanges redeemed  at a rate  calculated  to exhaust the account at  will be continued  until all shares have been exchanged the end of a  specified  period.  A fee of  $1.50  or less  or until you terminate the service.
may be charged  for each  withdrawal.  You must own shares
in an open  account  valued  at  $10,000  when  you  first
authorize the systematic  redemption  plan. You may cancel
or  change  your  plan or  redeem  all your  shares at any
time. We will continue  withdrawals  until all your shares
are redeemed or until you or the Fund cancels the plan.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
             AFBA 5Star Investment Management Co.; AFBA 5Star Funds
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously.  We believe that it is important to protect the confidentiality of your personal information
(referred  to in  this  policy  as  "information").  That's  why we  take  every reasonable precaution to safeguard your information.  Details of our approach to privacy  and how we  safeguard  your  information  are set forth in the  Privacy
Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect  information  about you to help us service your financial  needs,  to provide  you with  quality  products  and  services  and to  fulfill  legal  and regulatory  requirements.  We use this  information  for business  purposes with respect  to our  insurance,  banking  and  mutual  fund  business  relationships involving  you.  These business  purposes  include  evaluating a request for our products or services,  processing benefits claims, administering our products or services,  and  processing  transactions  requested  by you.  It is also used to assure compliance with laws and regulations  pertaining to our business.  We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION

We obtain most  information  directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have  requested.  However, if we need to verify information or need additional  information,  we may obtain it, as  applicable  from third  parties  such as  consumer  reporting  agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties  that help us conduct  our  business  or perform  services  on our behalf as well as  financial  institutions  with which we have  joint  marketing agreements may have access to your information. We may disclose information such as your name,  address,  social security number and account balances,  if any to these  associates.  These  associates are permitted to use this information only for the business  purposes for which they were retained,  or as required by law.
We may also use your information  within our affiliated  companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone  except as  permitted or required by law. If you prefer we not share your name with our  affiliated  companies,  simply  notify us in writing or call toll free at (800)  776-2322 and we will honor that request.  If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your  information to those  associates who have a business need to know that information in order to provide products or services to you or to maintain your  accounts.  These  associates  are governed by a strict code of
conduct  and  are   required  to  maintain  the   confidentiality   of  customer
information. We also maintain physical,  electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your  information  accurate and  up-to-date is very important to us. You may obtain  information we have about you (other than information  relating to a claim or a criminal or legal  proceeding)  by writing to us and  describing  the information  you would like. If you believe any of the  information is incorrect you may advise us of any  corrections  you believe  should be made.  To obtain a report or if you have any questions about our Privacy Policy, please write to us at  5Star  Enterprises,  909  North  Washington  Street,  Alexandria,  VA  22314
-Attention  Compliance  Department;  or call us at (800) 776-2322;  or visit our website at www.afba.com

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy  Policy will be provided to you  annually,  as long as you maintain  an ongoing  relationship  with us. This policy may change from time to time, but you can always view our current policy on our website at www.afba.com.
Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice  describes the Privacy  Policy of 5Star  Financial  LLC; 5Star Bank;
5Star Life Insurance Company;  AFBA 5Star Investment  Management Co.; AFBA 5Star
Funds and AFBA Five Star Securities Company.

                       This is not part of the prospectus.

Additional Information

A Statement of Additional  Information  (SAI)  contains  additional  information about the Funds and is  incorporated  by reference  into this  prospectus.  This prospectus is also on the Funds'  website,  www.afba.com.  The Funds' annual and semi-annual  reports to shareholders  contain additional  information about each
Fund's  investments.  In the Funds'  annual report you will find a discussion of the market conditions and investment strategies that significantly affected each
Fund's  performance  during its last fiscal year.  You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.

You may obtain a free copy of these  documents by calling,  writing or e-mailing the Funds as shown below.  You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may  review  and copy  the SAI and  other  information  about  the  Funds by visiting  the SEC's  Public  Reference  Room in  Washington,  DC. You can obtain information  about  the  Public  Reference  Room by  calling  the  SEC at  (202)
551-8090.  Reports and other  information  about the Funds are  available on the
EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of this information  also  may be  obtained,  upon  payment  of a  duplicating  fee,  by electronic request at publicinfo@sec.gov,  or by writing to the Public Reference
Section of the SEC, Washington, DC 20549-0102.

AFBA
5Star
Funds(SM)

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
www.afba.com

Shareholder Inquiries (888) 578-2733                      Investment Company Act
                                                                     file number
                                                                        811-8035

                       Prospectus dated [October 30], 2007

                               AFBA 5Star Funds(SM)
                      (Formerly, AFBA 5Star Fund, Inc. (SM))

        AFBA 5Star Mid Cap Value Fund (Formerly, AFBA 5Star Mid Cap Fund)
                            AFBA 5Star Small Cap Fund
                            AFBA 5Star Large Cap Fund
                           AFBA 5Star USA Global Fund
                            AFBA 5Star Balanced Fund
    AFBA 5Star Total Return Bond Fund (Formerly, AFBA 5Star High Yield Fund)
                      AFBA 5Star Science & Technology Fund

                                 Class R Shares

Shares of the Funds have not been approved or disapproved by the U.S. Securities and Exchange  Commission nor has the Commission passed upon the adequacy of this
Prospectus. Any representation to the contrary is a criminal offense.

********************************************************************************
Prospectus dated [October 30], 2007

AFBA 5Star Funds

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
                           (THE "MANAGER")

                           SUB-ADVISERS:
                           DREMAN VALUE MANAGEMENT, L.L.C.
                           MARVIN & PALMER ASSOCIATES, INC.
                           FINANCIAL COUNSELORS, INC.
                           THE LONDON COMPANY
                           TRENDSTAR ADVISORS, LLC
                           BJURMAN, BARRY & ASSOCIATES

                           UNDERWRITER:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************

                                                                           Page

Information About the Funds
Investment Objectives and Principal Investment Strategies.................[___]
Principal Risk Factors....................................................[___]
Past Performance..........................................................[___]
Fees and Expenses.........................................................[___]
Portfolio Holdings........................................................[___]
Manager and Sub-Advisers..................................................[___]
Financial Highlights......................................................[___]
Information About Investing
How to Purchase, Redeem and Exchange Shares...............................[___]
Information for Plan Participants.........................................[___]
Information for Plan Sponsors and Administrators..........................[___]
Information for IRA Rollover Accounts.....................................[___]
How Share Price is Determined.............................................[___]
Distributions and Taxes...................................................[___]
Additional Policies About Transactions....................................[___]
Distribution and Service Arrangements.....................................[___]

********************************************************************************
Investment Objectives and Principal Investment Strategies
--------------------------------------------------------------------------------

The  investment  objectives  and the manner in which the Funds within AFBA 5Star
Funds (the "Trust") will pursue their objectives are set forth below.

The  Funds'  Manager  manages  the  Funds'  investment  process  by  evaluating, recommending  and monitoring the  sub-advisers of the Funds.  For the AFBA 5Star
Balanced  Fund  and the AFBA  5Star  Small  Cap  Fund,  the  Manager  employs  a multi-management  strategy to manage  each Fund's  assets by using more than one sub-adviser.  A multi-management strategy seeks to improve consistency of return over  time by  eliminating  reliance  on the  results  of a single  sub-adviser.
Therefore,  the Manager has allocated  Fund assets among  multiple  sub-advisers practicing  distinct  and  complementary  investment  strategies.  Because  each sub-adviser selects securities that reflect its specific investment  strategy, a multi-managed  Fund may be more  diversified  than an  individual  sub-adviser's portfolio.

o AFBA  5Star Mid Cap Value  Fund  (formerly,  AFBA  5Star Mid Cap Fund) - seeks long-term  capital growth. To pursue its investment  objective,  the Fund, under normal circumstances,  invests at least 80% of its net assets in domestic equity securities (common stocks,  convertibles and warrants) issued by medium-sized or
"mid cap" companies.  The Fund considers a company to be a mid cap company if it has a market  capitalization  between $700 million and $8 billion at the time of purchase.

o AFBA 5Star  Small Cap Fund - seeks  long-term  capital  growth.  To pursue its investment objective, the Fund, under normal circumstances, invests at least 80%
of its net assets in domestic equity securities  issued by small  capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market  capitalization  of less  than  $2.5  billion  at the time of purchase, or if the company's market capitalization would place it in the lowest
20% of total  market  capitalization  of companies  that have equity  securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

o AFBA 5Star Large Cap Fund - seeks long-term  capital  appreciation.  To pursue its investment objective, the Fund, under normal circumstances, invests at least
80% of its net assets in large cap growth equity securities that the sub-adviser believes offer the prospect of long-term capital appreciation.  Large cap equity securities  generally  refer to  companies in the Russell  1000(R)Growth  Index, although  the Fund may invest in  securities  not  included  in the  Index.  The sub-adviser  generally  intends to purchase  securities of issuers with a market capitalization of $5 billion or more at the time of investment.

o AFBA 5Star USA Global Fund - seeks capital  growth.  To pursue its  investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common  stocks of  companies  based in the United  States that receive greater  than 40% of their  revenues or pre-tax  income  from  global  sales and operations.  The  international  operations of these U.S.- based  companies will provide investors with exposure to at least three foreign countries.

o AFBA 5Star  Balanced Fund - seeks both  long-term  capital  growth and current income.  To pursue its  investment  objectives,  the Fund  invests in a blend of domestic common stocks, preferred stocks,  convertible securities and core, high quality fixed income securities.

o AFBA 5Star  Total  Return Bond Fund  (formerly,  AFBA 5Star High Yield Fund) -
seeks current income with capital growth as a secondary objective. To pursue its investment  objectives,  the Fund, under normal circumstances,  invests at least
80% of its net assets in fixed income securities.

o AFBA 5Star Science & Technology  Fund - seeks  long-term  capital  growth.  To pursue its investment objective,  the Fund, under normal circumstances,  invests at least 80% of its net  assets  in common  stocks  and  other  domestic  equity securities  (including  convertibles  and  warrants)  of  companies  expected to benefit from the development, advancement, and use of science and technology.

[Begin Callout] Market Capitalization:
How  much a  company  is  considered  to be  worth.  It  equals  the  number  of outstanding shares times the share price. [End Call out]

Each Fund's principal investment strategies are described below:

o AFBA 5Star Mid Cap Value Fund - focuses on  securities  that are  undervalued, but have favorable prospects for appreciation. The sub-adviser's stock selection process encompasses  screening for stocks of mid-cap companies with below market price-to-earnings  ratios  that are  financially  solid and  comparisons  of the company's  stock price to its book value,  cash flow and yield.  The sub-adviser analyzes  individual  companies to identify those that are financially sound and appear to have strong potential for long-term capital  appreciation and dividend growth. The sub-adviser  assembles the Mid Cap Value Fund's portfolio from among the most  attractive  stocks,  drawing on an analysis of economic  outlooks  for various sectors and industries.

o AFBA 5Star Small Cap Fund - targets small cap companies.  The Small Cap Fund's assets are allocated to three sub-advisers as follows:  approximately 40% of the
Fund's assets to TrendStar Advisors, LLC ("TrendStar"); approximately 40% of the
Fund's assets to Bjurman, Barry & Associates ("Bjurman");  and approximately 20%
of the Fund's assets to The London Company ("London Co.").

For its portion of the Fund's portfolio,  TrendStar identifies smaller companies that exhibit  consistent or predictable  cash generation  and/or are expected to benefit from long-term industry or technological  trends.  TrendStar then select securities  based on: 1)  fundamental  analysis of  industries  and the economic
cycle;  2)  analysis  of  company-specific   factors  such  as  product  cycles,
management, etc.; and 3) rigorous valuation analysis.

With respect to the portion of the Fund managed by Bjurman,  Bjurman's  strategy utilizes  various  models to screen the stock  universe of small  companies with market capitalizations below $2.5 billion to identify attractively priced stocks with the best growth prospects.  Based on its outlook of GDP growth,  inflation, interest rates,  and corporate  profitability,  Bjurman  identifies the economic sectors  and  industries  expected  to  perform  the best over the next 12 to 18 months.  The most  attractive  issues are then  screened  by industry to further narrow the list of candidates.  Fundamental analysis is then employed to produce a portfolio of stocks in the most promising sectors of the economy.  Bjurman may sell a security  if it: has fallen 15% from its recent  high or cost;  loses its earnings  momentum;  is no longer  undervalued;  or is in an industry that is no longer expected to perform well.

With respect to London Company's  portion of the Fund, London Company utilizes a bottom-up  approach  in its  security  selection  for the  Fund and  focuses  on selecting  securities  of companies  that are  profitable,  financially  stable, qualify companies that consistently  generate free cash flow and high returns on unleveraged  operating  capital,  trade at  rational  valuations  and are run by shareholder-oriented management.

o AFBA 5Star Large Cap Fund - The sub-adviser uses a proprietary  relative price strength  model  and  focused  fundamental  research  as part  of a  three  step investment  process to identify large cap stocks that the  sub-adviser  believes have rising earnings  expectations.  First, the sub-adviser relies on a relative price strength model that is focused on long term trends to analyze  sectors and individual  stocks  based on  relative  price  movement.  Companies  that can be categorized  as having  positive  price  strength,  i.e.  leading the benchmark, become the focus of fundamental analysis by the portfolio managers.  Second, the sub-adviser uses fundamental  analysis to evaluate particular sectors and stocks identified  as  having  positive  price  strength  based on the  results  of the relative  price  strength  model.  The  sub-adviser  analyzes  growth trends and competitive  dynamics,  including an analysis of the outlook for prices,  costs, and  volumes  for  the  industry's  key  players.  At  the  company  level,  the sub-adviser looks for superior,  sustainable  long-term growth.  The sub-adviser evaluates  three  primary  factors to predict  the  long-term  growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the  company,  the  company's  competitive  advantage,  and  the  company's  key competitors),  management  quality  and  balance  sheet  quality  (for  example, sufficient  internal  capital  generation  to  grow  the  company  and  risk  of bankruptcy).  Third, the sub-adviser applies the results of steps one and two to construct  the Fund's  portfolio by setting  sector  allocations  and  selecting stocks.  No stock can be  purchased  unless it has passed the first two steps of the investment  process.  The sub-adviser  uses a target range of stocks (35-55)
and a minimum  position size of 0.25% of the Fund's portfolio for each portfolio security  purchased.  The Fund may  participate as a purchaser in initial public offerings of  securities  (an "IPO").  An IPO is a company's  first  offering of stock  to the  public.  The  Fund may also  purchase  securities  of  unseasoned issuers.

o AFBA 5Star USA Global Fund - The sub-adviser uses a proprietary relative price strength  model  and  focused  fundamental  research  as part  of a  three  step investment process to identify stocks that the sub-adviser  believes have rising earnings  expectations.  First,  the  sub-adviser  relies  on a  relative  price strength  model  that is  focused on long term  trends to  analyze  sectors  and individual  stocks  based on  relative  price  movement.  Companies  that can be categorized  as having  positive  price  strength,  i.e.  leading the benchmark, become the focus of fundamental analysis by the portfolio managers.  Second, the sub-adviser uses fundamental  analysis to evaluate particular sectors and stocks identified  as  having  positive  price  strength  based on the  results  of the relative  price  strength  model.  The  sub-adviser  analyzes  growth trends and competitive  dynamics,  including an analysis of the outlook for prices,  costs, and  volumes  for  the  industry's  key  players.  At  the  company  level,  the sub-adviser looks for superior,  sustainable  long-term growth.  The sub-adviser evaluates  three  primary  factors to predict  the  long-term  growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the  company,  the  company's  competitive  advantage,  and  the  company's  key competitors),  management  quality  and  balance  sheet  quality  (for  example, sufficient  internal  capital  generation  to  grow  the  company  and  risk  of bankruptcy).  Third, the sub-adviser applies the results of steps one and two to construct  the Fund's  portfolio by setting  sector  allocations  and  selecting stocks.  No stock can be  purchased  unless it has passed the first two steps of the investment  process.  The sub-adviser  uses a target range of stocks (35-55)
and a minimum  position size of 0.25% of the Fund's portfolio for each portfolio security  purchased.  The Fund may  participate as a purchaser in initial public offerings of  securities  (an "IPO").  An IPO is a company's  first  offering of stock  to the  public.  The  Fund may also  purchase  securities  of  unseasoned issuers.

o AFBA 5Star Balanced Fund - invests in a combination of domestic common stocks, preferred stocks,  convertible  securities and high quality domestic  corporate, agency  and  governmental  bonds.  The  Fund  may  also  invest  mortgage-backed securities,  asset-backed securities and yankee bonds. The Fund may invest up to
10% of its assets in high yield bonds. The allocation of assets invested in each type of  security  is designed to balance  yield  income and  long-term  capital appreciation with reduced volatility of returns.  The Fund expects to change its allocation mix over time based on the Manager's view of economic  conditions and underlying  security  values.  Under  normal  circumstances,  the  Manager  will allocate at least 25% of the Fund's  assets to a  sub-adviser  to be invested in equity  securities  and at least 25% to a  sub-adviser  to be  invested  in debt securities.  Many of the Fund's  common  stock  investments  are expected to pay dividends.

The London  Company  manages  the equity  portion  of the Fund's  portfolio  and
Financial Counselors Inc. ("FCI") manages the fixed income portion of the Fund's portfolio.  London  Company  utilizes  a  bottom-up  approach  in  its  security selection for the equity segment of the Fund and focuses on selecting securities of companies that have demonstrated  market  dominance,  have low business risk, continue to have solid  long-term  growth  prospects  and have  averaged  15% or
greater   internal   growth.   In  addition,   London   Company   further  makes
determinations  regarding  stock  selection by  considering  companies that have shareholder-oriented management that have a history of aligning with shareholder interest through stock incentives,  insider buying and corporate buy-backs.  FCI will use its core fixed income  philosophy to manage the fixed income segment of the Fund.  FCI's  core  fixed  income  philosophy  focuses  on  higher  quality, intermediate  term fixed income securities that can produce  attractive  results for  investment  with a focus on  downside  protection.  FCI  applies a reasoned approach to fixed-income  management  which is based on continuous  analysis and assessment  of the  variables  that  influence  bond  prices.  FCI will use this proprietary approach that combines economic momentum,  inflationary expectations and technical  factors to evaluate  interest rate changes in order to manage the duration of the  portfolio  in an effort to  mitigate  risk and  maximize  total return.

o AFBA 5Star  Total  Return  Bond Fund  (formerly  AFBA 5Star High Yield Fund) -
invests  primarily in high quality domestic  corporate,  agency and governmental bonds. The Fund may also invest in mortgage-backed,  asset-backed securities and yankee  bonds.  The Fund may invest up to 10% of its assets in high yield bonds.
The  sub-adviser  will use its core fixed income  philosophy to manage the fixed income  segment of the Fund.  The  sub-adviser's  core fixed  income  philosophy focuses on higher quality,  intermediate  term fixed income  securities that can produce attractive  results for investment with a focus on downside  protection.
The sub-adviser's  applies a reasoned approach to fixed-income  management which is based on continuous  analysis and  assessment of the variables that influence bond prices. The sub-adviser's will use this proprietary  approach that combines economic momentum,  inflationary  expectations and technical factors to evaluate interest  rate  changes in order to manage the  duration of the  portfolio in an effort to mitigate risk and maximize total return.

o AFBA 5Star  Science & Technology  Fund - selects  stocks that the  sub-adviser believes have  prospects for  above-average  earnings  growth based on intensive
fundamental   research.   Portfolio   holdings   can  range  across  all  market
capitalizations of companies that are active in the development,  production, or distribution of products and services in the science and technology  industries.
The Fund may also invest in companies  that are likely to benefit from  specific technological  advances.  The Fund focuses on technology and  healthcare-related companies  which,  in the  sub-adviser's  opinion,  have  sustainable  long-term business models,  as well as companies that are likely to benefit from long-term trends  identified  by the  sub-adviser.  Some of the  industries  likely  to be represented in the Fund's portfolio are:

o    Electronics, including hardware, software and components;
o    Communications;
o    E-commerce;
o    Information;
o    Media;
o    Life sciences and healthcare;
o    Environmental services;
o    Chemicals and synthetic materials; and
o    Defense and aerospace.

Investment Style and Turnover - The sub-advisers,  other than the sub-adviser of the Large Cap and USA Global Funds, normally do not engage in active or frequent trading of the Funds'  investments.  Instead,  to reduce  turnover of the Funds'
holdings,  each sub-adviser's general strategy is to purchase securities for the
Funds  based upon what the  sub-adviser  believes  are  long-term  trends.  This strategy  also helps  reduce the  impact of trading  costs and tax  consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions  being made as ordinary income rather than capital gains.

With respect to the Large Cap and USA Global Funds,  the  sub-adviser may engage in active and frequent trading,  resulting in high portfolio turnover.  This may lead to the realization and distribution to shareholders of higher capital gains
(possibly including short-term capital gains which are taxed at the same rate as ordinary dividends),  increasing their tax liability.  Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

A sub-adviser may sell a Fund's investments for a variety of reasons, such as to
secure   gains,   limit  losses  or  reinvest  in  more   promising   investment
opportunities.

Temporary  Investments - The Funds  generally  hold some cash,  short-term  debt obligations,  government  securities or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund  attempts  to respond to adverse  market,  economic,  political  or other conditions  by  investing  up to 100% of its  assets  in  such  investments  for temporary  defensive  purposes.  During those times,  a Fund will not be able to pursue or achieve its primary investment  objective and, instead,  will focus on preserving its assets.  Also, keep in mind that a temporary  defensive  strategy still has the potential to lose money.

Investment Objective and Policy Changes - The investment objectives and policies described  above  indicate  how the Funds are  managed.  Each Fund's  investment objective  is  non-fundamental,  which  means it may be  changed by the Board of
Trustees of the Trust without shareholder  approval.  Each Fund (except the AFBA
5Star  Balanced  Fund)  will  notify  shareholder  at least 60 days prior to any change in its policy of investing at least 80% of its net assets in the types of securities set forth above in each Fund's 80% policy.

[Begin Callout] Diversification: A technique to reduce the risks inherent in any
investment  by  investing  in  a  broad  range  of  securities   from  different
industries, locations or asset classes. [end Callout]

********************************************************************************
Principal Risk Factors
--------------------------------------------------------------------------------

Market Risks - Equity  securities  are subject to market,  economic and business risks that will  cause  their  prices to  fluctuate  over time.  Since the Funds
(except the AFBA 5Star Total Return Bond Fund) are  normally  invested in equity securities,  the value of these  Funds  will  likely go up and down.  As with an investment  in any  mutual  fund,  there is a risk that you could  lose money by investing in the Funds.

A Fund's success depends largely on a sub-adviser's  ability to select favorable investments.  Also,  different  types of  investments  shift in and out of favor depending  on market and economic  conditions.  For  example,  at various  times stocks  will be more or less  favorable  than  bonds,  and  small cap or mid cap company  stocks will be more or less  favorable  than large cap company  stocks.
Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

Debt  Risks - The  yields  and  principal  values of debt  securities  will also fluctuate.  Generally,  values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt  securities tend to go down and vice versa.  Furthermore,  these  fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks - The AFBA 5Star  Balanced  and AFBA 5Star High Yield Funds may
invest a small  portion  of their  assets in  lower-rated,  high-yielding  bonds
(commonly  known as "junk bonds").  These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt  security  will fail to make timely  payments of principal or interest to
the  Funds.   Lower-rated  securities  may  be  issued  by  companies  that  are restructuring,  are smaller and less  creditworthy  or are more highly  indebted than  other  companies.  Lower-rated  securities  also tend to have less  liquid markets than higher-rated securities.  In addition, market prices of lower-rated bonds tend to react more  negatively to adverse  economic or political  changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

International  Risks - International  investing poses  additional  risks such as currency fluctuation,  political instability,  less government regulation,  less publicly available information,  limited trading markets and greater volatility.
However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the  United  States  and  denominated  in U.S.  dollars.  Although  this type of investment is not considered direct foreign investment,  the U.S. companies with substantial  foreign  operations  in which this Fund  normally  invests  will be exposed to risks  inherent in foreign  investments.  As a  shareholder  in these companies,  the Fund, and in turn, the Fund's  shareholders,  will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The
AFBA  5Star  Mid Cap  Value,  AFBA  5Star  Small  Cap and AFBA  5Star  Science &
Technology   Funds  may  also  invest  in  U.S.   companies   with   substantial
international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain  international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign  companies  that are  traded on U.S.  stock  exchanges.  The AFBA  5Star
Balanced  Fund and the AFBA  5Star  High  Yield  Fund may also  invest in yankee bonds. The Funds do not intend to buy securities of foreign  companies  directly through  foreign  stock  exchanges.  ADRs are  typically  certificates  that are publicly  traded in the United  States and  represent  ownership  in  underlying foreign securities. Investing in foreign companies, even indirectly through ADRs or yankee  bonds,  may involve the same  inherent  foreign  risks,  as described above. These risks can increase the potential for losses in the Fund.

Mid Cap Company  Risks - The AFBA 5Star Mid Cap Value Fund invests  primarily in mid cap  companies.  Generally,  mid cap companies  may have more  potential for growth than large cap companies.  Investing in mid cap companies,  however,  may involve  greater risks than investing in large cap companies.  Mid cap companies
may  not  have  the  management   experience,   financial   resources,   product
diversification or competitive strengths of large cap companies, and, therefore, their  securities  may be more  volatile  than the  securities  of larger,  more established  companies.  An  investment  in the  Fund may be more  suitable  for long-term investors who are willing to bear the risk of these fluctuations.  Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap  company  stocks.  Because of this,  if the Fund wants to sell a large quantity of a mid cap company's  stock it may have to sell at a lower price than the sub-adviser  might prefer, or it may have to sell in small quantities over a period  of time.  The  Fund's  sub-adviser  attempts  to  minimize  this risk by investing in stocks that are readily bought and sold.

Small Cap Company  Risks - The AFBA 5Star Small Cap Fund  invests  primarily  in small cap companies.  Investments in small cap companies  often involve  greater risks than  investing in large cap companies.  These  companies may not have the
management   experience,   financial  resources,   product   diversification  or
competitive  strengths of large cap  companies.  As a result,  the securities of small cap companies may be more  volatile  than the  securities of larger,  more established companies.  Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  The Fund tries to minimize  volatility by  diversifying  in terms of companies and  industries.
Small cap  company  stocks  tend to be bought and sold less often and in smaller amounts  than large cap company  stocks.  Because of this,  if the Fund wants to sell a large  quantity of a small cap  company's  stock it may have to sell at a lower price than the sub-advisers  might prefer, or it may have to sell in small quantities over a period of time. The Fund's  sub-advisers  try to minimize this risk by investing in stocks that are readily bought and sold.

Large Cap  Company  Risks - The AFBA 5Star Large Cap Fund and the AFBA 5Star USA
Global Fund invests primarily in large cap companies.  Larger,  more established companies may be unable to respond quickly to new competitive challenges such as changes  in  consumer  tastes  or  innovative  smaller  competitors.  Large  cap companies  are  also  sometimes  unable  to  attain  the  high  growth  rates of successful, small cap companies,  especially during extended periods of economic expansion.

Sector  Risks - Since the AFBA  5Star  Science &  Technology  Fund is focused on science and technology  related  industries,  it is more concentrated than stock funds invested in a broader range of  industries.  The AFBA 5Star Small Cap Fund may  also at  times  invest  significantly  in  technology  related  industries.
Companies in the rapidly  changing  fields of science and technology  often face unusually  high  price  volatility,  both in  terms  of gains  and  losses.  The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising
may  not  prove  commercially  successful  or  may  become  obsolete.   Earnings
disappointments  can result in sharp price  declines.  In  addition,  technology industries  can be affected by competition  from new market  entrants as well as developing government  regulations and policies.  The level of risk will rise to the  extent  that a Fund has  significant  exposure  to  smaller  or  unseasoned companies (those with less than a three-year  operating history),  which may not have established products or more experienced  management.  Therefore,  the AFBA
5Star  Science &  Technology  Fund is likely to be more  volatile,  and the AFBA
5Star Small Cap Fund, to the extent it focuses on technology related industries, may  be  more  volatile  than a fund  that  does  not  invest  significantly  in technology related industries.

Mortgage-Backed and Asset-Backed Securities Risks - The AFBA 5Star Balanced Fund
and AFBA 5Star Total Return Bond Fund invest in mortgage-backed and asset-backed securities,  which are subject to  prepayment  risk,  which is the risk that the borrower  will  prepay  some  or all of the  principal  owed to the  issuer.  If prepayment  occurs,  a Fund may have to replace the  security by  investing  the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

IPO Risks - The AFBA 5Star Large Cap Fund and the AFBA 5Star USA Global Fund may
invest  in  initial  public  offerings  ("IPOs").  IPO risk is the risk that the market value of IPO shares will fluctuate  considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited  information about the issuer. The purchase of
IPO shares may involve high transaction  costs. IPO shares are subject to market risk and  liquidity  risk.  When a Fund's  asset  base is small,  a  significant portion of the Fund's  performance could be attributable to investments in IPOs, because  such  investments  would have a  magnified  impact on the Fund.  As the
Fund's assets grow,  the effect of the Fund's  investments in IPOs on the Fund's performance  probably will decline,  which could reduce the Fund's  performance.
Because of the price  volatility of IPO shares,  the Fund may choose to hold IPO shares for a very short  period of time,  which may increase the turnover of the
Fund's  portfolio  and may  lead to  increased  expenses  to the  Fund,  such as commissions and transaction costs. In addition, the sub-adviser cannot guarantee continued access to IPOs.

More  Information  About  the  Funds'  Investments  - The  Funds'  Statement  of
Additional  Information  contains more information about the particular types of securities in which the Funds invest.

********************************************************************************
Past Performance
--------------------------------------------------------------------------------

The performance  information shown on the following pages provides an indication of the risks of  investing in the Funds.  The bar charts show the total  returns for Class R Shares of each Fund for each full calendar  year since  inception of the Fund. For periods prior to the inception  date of Class R Shares,  the total return  information  is  based  on the  historical  performance  of each  Fund's original class of shares (Class I Shares) since commencement of operations.  The tables show each Fund's average annual returns for certain periods compared with those of relevant,  widely  recognized  benchmarks.  The returns assume that all dividends and capital gains  distributions have been reinvested in new shares of the Fund.  A FUND'S  PAST  PERFORMANCE  (BOTH  BEFORE  AND  AFTER  TAXES) IS NOT
NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

Prior to the inception date of Class R Shares,  the  performance  information is based on the  performance  of each  Fund's  original  class of  shares  (Class I
Shares),  which is not offered in this Prospectus.  Different  classes of shares generally  have  substantially  similar  annual  returns  because the shares are invested in the same  portfolio of  securities.  Returns for Class R Shares will differ from the  original  class of shares  (Class I Shares)  only to the extent that the Class R Shares will have different expenses.

********************************************************************************
AFBA 5Star Mid Cap Value Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)

        2003                       43.71%
        2004                       15.41%
        2005                       12.68%
        2006                        4.79%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 23.03%(2)
Worst Quarter: Quarter Ended June 30, 2006 = (8.49%)(2)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------- ----------------------- -----------------------
                                                                                                     Annualized Total
                                                                                                       Return Since
                                                                                  1 Year               Inception(1)
------------------------------------------------------------------------- ----------------------- -----------------------

AFBA 5Star Mid Cap Value Fund Return(2)................................            4.79%                 10.18%
------------------------------------------------------------------------- ----------------------- -----------------------

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(3).......................................................................  10.26%                 10.26%

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or
taxes)(4).......................................................................  12.02%                 8.85%

Russell 2500 Value Index (reflects no deduction for fees, expenses or
taxes)(5).......................................................................  20.56%                 11.22%
------------------------------------------------------------------------- ----------------------- -----------------------

(1)  Inception date of the Fund = May 1, 2002.

(2)  For the periods  prior to the inception  date of Class R Shares,  which was
     February  17,  2004,  the annual  total  return is based on the  historical performance of the Fund's  original  class of shares (Class I Shares),  but has been  recalculated to reflect Rule 12b-1 and  shareholder  service fees applicable to Class R Shares.

(3)  The S&P 400 Mid Cap Index is an unmanaged,  market  capitalization-weighted index of 400 medium-capitalization  stocks designed to measure the mid-size company segment of the U.S. markets. The index reflects the reinvestment of dividends  and capital  gains,  but does not reflect the  deduction  of any investment  management  fees.  It is not possible to invest  directly in an index. The Fund may not disclose this benchmark performance  information in the future.

(4)  The  Lipper  Mid Cap Fund  Index is  comprised  of mutual  funds  that,  by portfolio practice, invest at least 75% of their equity assets in companies with market  capitalization  (on a three-year  weighted basis) of less than
     300% of the dollar-weighted median market capitalization of the S&P Mid Cap
     400  Index.  These  funds have  latitude  with  respect  to the  valuations
     (price-to-earnings,  price-to-book,  and three-year earnings growth) of the securities  in their  portfolio  and may alter their  portfolio  style over time.  The  performance  of the  Lipper  Mid Cap Fund  Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

(5)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     400 Mid Cap Index to the Russell  2500 Value  Index.  The Manager  believes this benchmark  index more  appropriately  reflects the types of securities held  in the  portfolio  and  provides  the  best  comparative  performance information.  The Russell  2500 Value Index  measures  the  performance  of companies  in the Russell  2500 Index with lower  price-to-book  ratios and lower forecasted  growth values.  The performance of the Russell 2500 Value
     Index reflects the  reinvestment  of dividends and capital gains,  but does not reflect the  deduction of any  investment  management  fees.  It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)

        2002                      (26.70%)
        2003                       51.14%
        2004                       23.29%
        2005                        0.41%
        2006                       12.84%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 31.02%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (23.07%)(2)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------ ------------------ ----------------- ------------------

                                                                                                  Annualized Total
                                                                                                    Return Since
                                                                  1 Year            5 Years         Inception(1)
------------------------------------------------------------ ------------------ ----------------- ------------------

AFBA 5Star Small Cap Fund Return(2)                               12.84%             9.13%             12.72%
------------------------------------------------------------ ------------------ ----------------- ------------------

S&P 600 Small Cap Index (reflects no deduction for fees,
expenses or taxes)(3)                                             15.07%            12.44%             15.10%

Lipper Small Cap Fund Index (reflects no deduction for
fees, expenses or taxes)(4)                                       14.64%             9.91%             11.82%

Russell 2000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                             13.34%             6.35%              9.05%
------------------------------------------------------------ ------------------ ----------------- ------------------

(1)  Inception date of the Fund = October 15, 2001.

(2)  For the periods  prior to the February 17, 2004  inception  date of Class R
     Shares, the annual total returns are based on the historical performance of the  Fund's  original  class of  shares  (Class I  Shares),  but have  been recalculated to reflect Rule 12b-1 and shareholder  service fees applicable to Class R Shares.

(3)  The S&P 600 Small Cap Index is a market  value-weighted index consisting of
     600 domestic stocks chosen for market size,  liquidity,  and industry group representation.  The index  reflects  the  reinvestment  of  dividends  and capital  gains,  but does  not  reflect  the  deduction  of any  investment management  fees.  It is not possible to invest  directly in an index.  The
     Fund may not disclose this benchmark performance information in the future.

(4)  The  Lipper  Small Cap Fund  Index is  comprised  of the top 25-30  managed mutual  funds that,  by  portfolio  practice,  invest at least 75% of their equity  assets in companies  with market  capitalizations  (on a three-year weighted  basis)  less  than  250%  of the  dollar-weighted  median  of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite  1500
     Index.  The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

(5)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     600 Small Cap Index to the Russell 2000 Growth Index.  The Manager believes this benchmark  index more  appropriately  reflects the types of securities held  in the  portfolio  and  provides  the  best  comparative  performance information.  The Russell 2000 Growth Index is comprised of  securities  in the Russell  2000 Index with higher than average  price-to-book  ratios and forecasted  growth  values.  The Russell 2000 Index is an  unmanaged  index comprised of the 2,000 smallest of the 3,000 largest U.S.  companies  based on market capitalization.  The performance of the Russell 2000 Growth Index reflects the  reinvestment  of dividends  and capital  gains,  but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Large Cap Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)
--------------------------------------------------------------------------------

        1998                        6.10%
        1999                       12.94%
        2000                       20.25%
        2001                      (15.58%)
        2002                      (26.25%)
        2003                       30.20%
        2004                        7.39%
        2005                        1.31%
        2006                        9.61%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 20.47%(2)
Worst Quarter: Quarter Ended June 30, 2002 = (20.40%)(2)

Average Annual Total Return as of December 31, 2006
-------------------------------------------------------------- ----------------- ----------------- -----------------
                                                                                                      Annualized
                                                                                                     Total Return
                                                                                                        Since
                                                                    1 Year           5 Years         Inception(1)
-------------------------------------------------------------- ----------------- ----------------- -----------------

AFBA 5Star Large Cap Fund Return(2)                                  9.61%           2.75%              4.52%

S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                           15.61%           6.10%              7.18%

Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(4)                                                9.04%           1.60%              3.22%

-------------------------------------------------------------- ----------------- ----------------- -----------------

(1)  Inception date of the Fund = June 3, 1997.

(2)  For the periods  prior to the February 17, 2004  inception  date of Class R
     Shares, the annual total returns are based on the historical performance of the  Fund's  original  class of  shares  (Class I  Shares),  but have  been recalculated to reflect Rule 12b-1 and shareholder  service fees applicable to Class R Shares.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The  performance  of the S&P 500 Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index. The Fund may not disclose this benchmark  performance information in the future.

(4)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     500 Index to the Russell  1000 Growth  Index.  The  Manager  believes  this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best  comparative  performance  information.
     The Russell 1000 Growth Index measures the  performance of companies in the
     Russell 1000 Index with higher  price-to-book  ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000
     largest  U.S.   companies  in  the  Russell  3000  Index  based  on  market capitalization.  The  performance of the Russell 1000 Growth Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star USA Global Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)
--------------------------------------------------------------------------------

        1998                        7.83%
        1999                       32.02%
        2000                        8.99%
        2001                      (10.97%)
        2002                      (27.69%)
        2003                       37.58%
        2004                        6.27%
        2005                        3.51%
        2006                       10.99%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended December 31, 1999 = 19.61%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (20.30%)(2)

Average Annual Total Return as of December 31, 2006
-------------------------------------------------------------- ----------------- ----------------- -----------------
                                                                                                      Annualized
                                                                                                     Total Return
                                                                                                        Since
                                                                    1 Year           5 Years         Inception(1)
-------------------------------------------------------------- ----------------- ----------------- -----------------

AFBA 5Star USA Global Fund Return(2)                                10.99%            3.96%             5.87%
-------------------------------------------------------------- ----------------- ----------------- -----------------

S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                           15.61%            6.10%             7.18%

Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(4)                                                9.04%           1.60%              3.22%

-------------------------------------------------------------- ----------------- ----------------- -----------------

(1)  Inception date of the Fund = June 3, 1997.

(2)  For the periods  prior to the February 17, 2004  inception  date of Class R
     Shares, the annual total returns are based on the historical performance of the  Fund's  original  class of  shares  (Class I  Shares),  but have  been recalculated to reflect Rule 12b-1 and shareholder  service fees applicable to Class R Shares.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The index reflects the  reinvestment of dividends and capital  gains,  but does  not  reflect  the  deduction  of any  investment management  fees.  It is not possible to invest  directly in an index.  The
     Fund may not disclose this benchmark performance information in the future.

(4)  Effective  July 16, 2007, the Fund's  benchmark  index changed from the S&P
     500 Index to the Russell  1000 Growth  Index.  The  Manager  believes  this benchmark index more appropriately reflects the types of securities held in the portfolio and provides the best  comparative  performance  information.
     The Russell 1000 Growth Index measures the  performance of companies in the
     Russell 1000 Index with higher  price-to-book  ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000
     largest  U.S.   companies  in  the  Russell  3000  Index  based  on  market capitalization.  The  performance of the Russell 1000 Growth Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)

        1998                  (0.57%)
        1999                   6.40%
        2000                  10.88%
        2001                   1.97%
        2002                 (15.32%)
        2003                  26.31%
        2004                  13.54%
        2005                   5.13%
        2006                  15.61%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 13.49%(2)
Worst Quarter: Quarter Ended September 30, 2001 = (13.76%)(2)

Average Annual Total Return as of December 31, 2006
-------------------------------------------------------------- ----------------- ----------------- -----------------
                                                                                                      Annualized
                                                                                                     Total Return
                                                                                                        Since
                                                                    1 Year           5 Years         Inception(1)
-------------------------------------------------------------- ----------------- ----------------- -----------------

AFBA 5Star Balanced Fund Return(2)                                  15.61%            8.10%             7.12%

-------------------------------------------------------------- ----------------- ----------------- -----------------
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                           15.61%            6.10%             7.18%

Lipper Balanced Fund Index (reflects no deduction for fees,
expenses or taxes)(4)                                               11.60%            6.51%             6.94%

-------------------------------------------------------------- ----------------- ----------------- -----------------

(1)  Inception date of the Fund = June 3, 1997.

(2)  For the periods  prior to the February 17, 2004  inception  date of Class R
     Shares, the annual total returns are based on the historical performance of the  Fund's  original  class of  shares  (Class I  Shares),  but have  been recalculated to reflect Rule 12b-1 and shareholder  service fees applicable to Class R Shares.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The index reflects the  reinvestment of dividends and capital  gains,  but does  not  reflect  the  deduction  of any  investment management fees. It is not possible to invest directly in an index.

(4)  The Lipper  Balanced  Fund Index is an unmanaged  index and includes the 30 largest  mutual funds whose primary  objective is to conserve  principal by maintaining  at all times a balanced  portfolio  of both  stocks and bonds.
     Typically the stock/bond ratio of funds in the index ranges around 60%/40%.
     The index reflects the  reinvestment  of dividends and capital  gains,  but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Total Return Bond Fund
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)
--------------------------------------------------------------------------------

        1998                       (6.19%)
        1999                        1.99%
        2000                        7.78%
        2001                        9.66%
        2002                        2.13%
        2003                       20.17%
        2004                        7.53%
        2005                       (1.56%)
        2006                        8.22%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 8.52%(2)
Worst Quarter: Quarter Ended September 30, 1998 = (6.38%)(2)

Average Annual Total Return as of December 31, 2006
-------------------------------------------------------------- ----------------- ----------------- -----------------
                                                                                                      Annualized
                                                                                                     Total Return
                                                                                                        Since
                                                                    1 Year           5 Years         Inception(1)
-------------------------------------------------------------- ----------------- ----------------- -----------------

AFBA 5Star Total Return Bond Fund Return(2)                          8.22%             7.05%             5.66%

-------------------------------------------------------------- ----------------- ----------------- -----------------
Merrill Lynch High Yield Bond Index (reflects no deduction
for fees, expenses or taxes)(3)                                     11.64%            9.84%             6.67%

Lipper High Yield Fund Index (reflects no deduction for
fees, expenses or taxes)(4)                                         10.18%            9.08%             4.83%

[TO BE PROVIDED IN 485(b) FILING:]
Lehman Brothers Government Corporate Bond Index (reflects no
deduction for fees, expenses or taxes)(5)                         [____]%          [____]%            [____]%(4)
-------------------------------------------------------------- ----------------- ----------------- ------------------

-------------------------------------------------------------- ----------------- ----------------- -----------------

(1)  Inception date of the Fund = June 3, 1997.

(2)  For the periods  prior to the February 17, 2004  inception  date of Class R
     Shares, the annual total returns are based on the historical performance of the  Fund's  original  class of  shares  (Class I  Shares),  but have  been recalculated to reflect Rule 12b-1 and shareholder  service fees applicable to Class R Shares.

(3)  The Merrill Lynch High Yield Bond Index is an unmanaged  index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.  The index  reflects the  reinvestment  of  dividends  and capital gains,  but does not reflect the  deduction of  management  fees. It is not possible to invest  directly in an index.  The Fund may not  disclose  this benchmark performance in the future.

(4)  The Lipper  High Yield  Fund Index is a widely  recognized  index of mutual funds that invest  primarily  in high yield bonds.  The index  reflects the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index. The Fund may not disclose this benchmark  performance in the future.

(5)  [TO BE PROVIDED IN 485(b) FILING:] Effective October [__], 2007, the Fund's
     benchmark index changed from the Merrill Lynch High Yield Bond Index to the
     Lehman Brothers Government  Corporate Bond Index. The Manager believes this benchmark more  appropriately  reflects the types of securities held in the portfolio since the Fund changed its investment  objective and policies and provides the best comparative performance information.  The Lehman Brothers
     Government  Corporate  Bond Index is an  unmanaged  index  comprised of all bonds that are investment grade and have at least one year to maturity. The performance of the Lehman Brothers Government Corporate Bond Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Science & Technology Fund
--------------------------------------------------------------------------------
Annual Total Return as of December 31 of Each Year(1), (2)

        2002                      (39.18%)
        2003                       63.26%
        2004                       11.21%
        2005                        6.12%
        2006                       11.11%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 =[____] %
Best Quarter: Quarter Ended June 30, 2003 = 29.21%(2)
Worst Quarter: Quarter Ended June 30, 2002 = (30.96%)(2)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------ ------------------ ----------------- ------------------
                                                                                                  Annualized Total
                                                                                                    Return Since
                                                                  1 Year            5 Years         Inception(1)
------------------------------------------------------------ ------------------ ----------------- ------------------

AFBA 5Star Science & Technology Fund Return(2)                    11.11%             5.42%              7.88%
------------------------------------------------------------ ------------------ ----------------- ------------------

S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                         15.61%             6.10%              7.18%

Lipper Science & Technology Fund Index (reflects no
deduction for fees, expenses or taxes)(4)                          6.72%             0.76%              3.07%

------------------------------------------------------------ ------------------ ----------------- ------------------

(1)  Inception date of the Fund = October 12, 2001.

(2)  For the periods  prior to the February 17, 2004  inception  date of Class R
     Shares, the annual total returns are based on the historical performance of the  Fund's  original  class of  shares  (Class I  Shares),  but have  been recalculated to reflect Rule 12b-1 and shareholder  service fees applicable to Class R Shares.

(3)  The  S&P  500  Index  is  a  capitalization-weighted  index  of  500  large
     capitalization   stocks  which  is  designed  to  measure  broad   domestic
     securities  markets.  The  performance  of the S&P 500 Index  reflects  the reinvestment  of  dividends  and  capital  gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

(4)  The   Lipper   Science   &   Technology   Fund   Index  is  an   unmanaged,
     equally-weighted  performance index of the largest  qualifying mutual funds
     (based on net assets) in the Lipper Science and Technology  classification.
     There are currently 30 funds  represented in this index. The index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
Fees and Expenses
--------------------------------------------------------------------------------

The following  table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.

                                                                                                      AFBA         AFBA
                                     AFBA         AFBA         AFBA         AFBA         AFBA         5Star        5Star
                                     5Star        5Star        5Star        5Star        5Star        Total      Science &
                                    Mid Cap     Small Cap    Large Cap   USA Global    Balanced      Return     Technology
                                  Value Fund      Fund         Fund         Fund         Fund       Bond Fund      Fund
--------------------------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Shareholder Fees (fees paid
directly from your investment)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering
     price)........................  None         None         None         None         None         None         None

   Maximum Deferred Sales
     Charge (Load).................  None         None         None         None         None         None         None

   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends.....................  None         None         None         None         None         None         None

   Redemption Fee (as a
     percentage of amount
     redeemed for shares held
     less than 60 days payable
     to the Fund).................   2.00%(1)     2.00%(1)     2.00%(1)     2.00%(1)     2.00%(1)     2.00%(1)     2.00%(1)

   Exchange Fee...................   None         None         None         None         None         None         None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

   Management Fees.................  0.80%        0.80%        0.80%        0.80%        0.80%        0.80%        0.80%
   Distribution (12b-1) Fees.......  0.35%        0.35%        0.35%        0.35%        0.35%        0.35%        0.35%
   Shareholder Service Fees........  0.15%        0.15%        0.15%        0.15%        0.15%        0.15%        0.15%
   Other Expenses..................  0.81%        0.48%        0.89%        0.81%        0.46%        0.92%        1.55%
   Total Annual Fund Operating
     Expenses......................  2.11%        1.78%        2.19%        2.11%        1.76%        2.22%        2.85%
   Less Fee Reduction/Expense
     Payments(2)................... (0.33%)       0.00%       (0.41%)      (0.33%)      (0.18%)      (0.64%)      (0.92%)
   Net Total Annual Fund
     Operating Expenses(2).........  1.78%        1.78%        1.78%        1.78%        1.58%        1.58%        1.93%

(1)  The redemption fee is calculated as a percentage of the amount redeemed and may be  charged  when  shares  are  sold  or  exchanged  within  60 days of purchase.  The fee is retained  by the Fund and  withheld  from  redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees,  including a $10 wire fee and other fees that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight  mail, you may be required to pay a $10 fee that will be deducted directly from your redemption  proceeds.  For more details, see the  "How  to  Purchase,  Redeem  and  Exchange  Shares"  section  of  this prospectus.

(2)  The Manager has entered into  contractual  agreements  to limit fees and/or pay  expenses in amounts  necessary  to limit Total  Annual Fund  Operating
     Expenses  (excluding  Rule  12b-1 and  shareholder  service  fees) to 1.08%
     through July 31, 2008 with respect to the AFBA 5Star Balanced Fund and AFBA
     5Star Total Return Bond Fund.  In addition,  the Manager has  contractually agreed to limit fees  and/or pay  expenses  in amounts  necessary  to limit
     Total Annual Fund Operating Expenses  (excluding Rule 12b-1 and shareholder service  fees) to 1.28%  through  July 31,  2008 for the AFBA 5Star Mid Cap
     Value Fund,  AFBA 5Star Small Cap Fund,  AFBA 5Star Large Cap Fund and AFBA
     5Star USA Global  Fund.  With  respect to AFBA 5Star  Science &  Technology
     Fund, the Manager has entered into a contractual  arrangement to limit fees and/or pay expenses in amounts  necessary  to limit Total Annual  Operating
     Expenses  (excluding  Rule  12b-1 and  shareholder  service  fees) to 1.50%
     through July 31, 2008. After July 31, 2008, the Manager may either renew or terminate these  arrangements.  For the previous period from August 1, 2006 through July 31, 2007,  with respect to the AFBA 5Star Science & Technology
     Fund, the Manager limited fees and/or paid expenses in amounts necessary to limit the AFBA 5Star Science & Technology Fund's Total Operating  Expenses,
     excluding Rule 12b-1 and shareholder  services fees to 1.28%. When a Fund's assets grow to a point where fee reductions  and/or expense payments are no longer  necessary to meet the expense  limitation  target,  the Manager may seek to recoup amounts it previously  reduced or expenses that it paid. The
     Manager  will  only  seek to  recoup  such  amounts  if total  annual  fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the  amounts  recouped  do not exceed the expense  limitation  target.  The
     Manager shall only be entitled to recoup such amounts for a period of three years from the date such  amount was limited or paid.  With  respect to the
     AFBA 5Star Science & Technology  Fund, the Fee  Reduction/Expense  Payments
     and Net Total Annual Fund  Operating  Expenses set forth in the table above have been  restated to reflect the Fee  Reduction/Expense  Payments and Net
     Total Annual Fund  Operating  Expenses  that would have been  applicable if contractual  limits on fees and expenses were those in place for the fiscal year ending  March 31,  2008.  The Fee  Reduction/Expense  Payments and Net
     Total  Annual  Fund  Operating  Expenses  were  calculated  using a blended contractual  fee limit  based on the limit of 1.28%  that was in place from
     April 1, 2007  through  July 31,  2007 and the  limit of 1.50%  that was in place  from  August  1,  2007  through  March  31,  2008.  The  actual  Fee
     Reduction/Expense  Payment and Net Total Annual Fund Operating Expenses for
     the fiscal year ended March 31, 2007 were (1.07%) and 1.78%, respectively.

********************************************************************************
Fee Examples
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star  Fund with the cost of  investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a Fund for the time periods indicated
and then redeem all of your  shares at the end of those  periods.  The  examples also assume that your  investment  has a 5% return each year and that the Fund's operating  expenses  remain the same and that you  reinvest  all  dividends  and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year 3 Years 5 Years  10 Years
                                         ------ ------- -------- --------
AFBA 5Star Mid Cap Value Fund(1)           $181  $629     $1,104  $2,415
AFBA 5Star Small Cap Fund(1)               $181  $560       $964  $2,095
AFBA 5Star Large Cap Fund(1)               $181  $646     $1,137  $2,492
AFBA 5Star USA Global Fund(1)              $181  $629     $1,104  $2,415
AFBA 5Star Balanced Fund(1)                $161  $537       $937  $2,058
AFBA 5Star Total Return Bond Fund(1)       $161  $633     $1,131  $2,504
AFBA 5Star Science & Technology Fund(2)    $196  $796    $ 1,422 $ 3,110

(1)  Please note that the Manager's  contractual fee reduction  through July 31,
     2008 is reflected in the  calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

(2)  With respect to the AFBA 5Star  Science & Technology  Fund,  the  Manager's
     blended contractual fee reduction as reflected in the Annual Fund Operating
     Expenses  Table for the fiscal year ending  March 31, 2008 is  reflected in the calculation of expenses in the 1-year example and the first year of the
     3, 5 and 10-year examples.

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
Portfolio Holdings
--------------------------------------------------------------------------------

A description  of the Funds'  policies and  procedures  regarding  disclosure of
portfolio   holdings  can  be  found  in  the  Funds'  Statement  of  Additional
Information,  which can be  obtained  free of charge by  contacting  the  Funds'
transfer agent at (888) 578-2733, and on the Funds' website at www.afba.com.

********************************************************************************
Manager and Sub-Advisers
--------------------------------------------------------------------------------

AFBA 5Star  Investment  Management  Company (the  "Manager"),  located at 909 N.
Washington Street,  Alexandria, VA 22314, a corporation organized under the laws of the  Commonwealth  of Virginia,  acts as the Funds'  investment  and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Pursuant to the current  Management  Agreement for each of the Funds,  the Manager is  responsible  for  providing or obtaining  investment management and related administrative  services for the Funds. The sole business of the  Manager is the  management  of the Funds,  which as of June 30, 2007 had approximately  $465  million in total  assets.  The  Manager  is a wholly  owned subsidiary of 5Star Financial LLC and, ultimately,  a wholly owned subsidiary of
Armed  Forces  Benefit  Association  ("AFBA"),  which was  organized  in 1947 to provide  low-cost life insurance for military  families.  As AFBA's  eligibility criteria have expanded over the years,  so have its services,  which now include banking products, mutual funds, health insurance and financial services. General
Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of
Directors, as well as Chairman of the Board of Trustees of the Trust.

The  Manager,  which  is  responsible  for  providing  or  obtaining  investment management services for the Funds, engaged a group of sub-advisers to manage the day-to-day  investment  activities  of the Funds (each,  a  "Sub-Adviser,"  and, collectively,  the  "Sub-Advisers").  The Manager has entered into  Sub-Advisory
Agreements  with  each  Sub-Adviser  on  behalf  of  the  respective  Fund.  The
Sub-Advisers  are  responsible  for, among other things:  (1) making  investment decisions  on behalf of the  respective  Funds;  (2)  placing all orders for the purchase and sale of  investments  for the  respective  Fund; and (3) performing certain limited related administrative functions in connection therewith.

The following is a description of each  Sub-Adviser  and the portfolio  managers responsible for the day-to-day  management of each Fund. Each portfolio  manager listed below has been a portfolio manager of his/her  respective Fund since July
16, 2007.

o For the AFBA  5Star  Mid Cap  Value  Fund,  Dreman  Value  Management,  L.L.C.
("Dreman") located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611-9725,
manages the entire portfolio.  Dreman had $21 billion in assets under management as of June 30, 2007.

The  investment  team managing the AFBA 5Star Mid Cap Value Fund is comprised of
David N. Dreman, E. Clifton Hoover, Mark Roach and F. James Hutchinson,  who are
jointly and primarily responsible for the day-to-day management of the Fund.

David N. Dreman is Chairman,  Chief Investment Officer and Founder of Dreman. He
founded his first investment  firm,  Dreman Value  Management,  Inc. in 1977 and served as its President and Chairman  until 1995,  followed by a similar role at
Dreman Value Advisors,  Inc. from 1995 to 1997. He has been a regular  columnist for  Forbes  for over 27 years  and he has made  numerous  presentations  before groups  such as the  National  Bureau  of  Economic  Research,  the  Society  of
Quantitative  Analysts,  the Harvard  Medical School,  the Cambridge  Center for
Behavioral  Studies,  the Institute of Behavioral  Finance,  the  Association of
Investment  Management  and Research  (AIMR),  the National  Financial  Analysts
Seminar and  numerous  other  academic  and  professional  groups.  His research findings have also been published in the Financial Analysts Journal, The Journal of Investing and The Journal of Behavioral Finance.

E.  Clifton  Hoover is Co-Chief  Investment  Officer and a Managing  Director of
Dreman.  He has  over  20  years  of  experience  in the  investment  management industry.  He has built his career on the low P/E approach to investing  that is at the center of the Dreman philosophy.  Prior to joining Dreman in 2006, he was a Managing  Director and Portfolio  Manager at NFJ Investment Group from 1997 to
2006.  In this  role he  managed  a  Dividend  Value  portfolio  and  Small  Cap portfolio.  In addition,  he assisted with consultant  relationship building and retail channel support for both mutual fund and wrap accounts.

Mark  Roach  joined  Dreman  in  November  of 2006 as a  Managing  Director  and
Portfolio  Manager of Small and Mid Cap  products and he brings over 14 years of industry  experience  to  Dreman.  Prior to  joining  Dreman he was a  Portfolio
Manager at Vaughan Nelson  Investment  Management,  managing a small cap product from 2002 to 2006. He has significant  experience in working with  institutions, pensions  and  endowments  and is well  known in  consulting  the high net worth community.  He  served as a  Securities  Analyst  from 1994 to 2001 for  various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

F. James Hutchinson is President and a Managing  Director of Dreman. He has over
30 years experience in Finance and Trust/Investment  Management with The Bank of
New York prior to joining  Dreman in October 2000. In addition to several senior corporate banking assignments,  he was elected President of The Bank of New York
(Delaware)  in 1987 and  president of the Bank of New York- NJ in 1995.  He is a portfolio manager and a member of the Investment Policy Committee.

o For the AFBA 5Star Small Cap Fund,  Bjurman,  Barry & Associates  ("Bjurman"),
located at 10100 Santa Monica  Boulevard,  Suite 1200,  Los  Angeles,  CA 90067,
TrendStar Advisers,  LLC ("TrendStar") located at 7300 College Boulevard,  Suite
308,  Overland Park, KS 66210 and The London  Company  ("London Co.") located at
1801 Bayberry Court, Suite 301, Richmond,  VA 23226, each serve as a sub-adviser
to  the  Fund.   Bjurman  and  TrendStar  each  is   responsible   for  managing
approximately  40% of the Fund's portfolio and the London Co. is responsible for managing  approximately 20% of the Fund's portfolio.  Bjurman had $968.7 million in assets under  management  as of June 30, 2007.  TrendStar had $300 million in assets under  management as of June 30, 2007. The London Co. had $642 million in assets under management as of June 30, 2007.

The Bjurman  investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman,  Patrick Bradford
and Roberto P. Wu., who are jointly and primarily responsible for the day-to-day management of the portion of the Small Cap Fund managed by Bjurman.

Stephen W. Shipman,  CFA is Executive Vice President and Director of Research of
Bjurman.  He joined Bjurman in 1997 after serving as Chief Executive Officer for
Spot Magic, Incorporated.  He serves as portfolio manager and a principal member of Bjurman's Investment Policy Committee.

O.  Thomas  Barry  III,  CFA,  CIC is the Chief  Investment  Officer  and Senior
Executive Vice President of Bjurman.  He serves as a Senior  Portfolio  Manager,
Member of the Board of Directors, and a principal member of Bjurman's Investment
Policy Committee. Prior to joining Bjurman in 1978, he was the Senior Investment
Officer and Portfolio Manager at Security National Pacific Bank.

G. Andrew Bjurman, CFA, CIC is President and Chief Executive Officer of Bjurman.
He joined  Bjurman at its  founding in 1970 and has over 30 years of  investment experience.  He serves as senior  portfolio  manager and a  principal  member of
Bjurman's Investment Policy Committee.

Patrick  Bradford is Assistant Vice  President of Bjurman.  He joined Bjurman in
1993 and has over 13 years of  investment  experience.  He serves  as  portfolio manager and a Principal Member of Bjurman's Investment Policy Committee.

Roberto P. Wu, CFA is Senior Research  Analyst of Bjurman.  He joined Bjurman in
1997 and has over 9 years of  investment  experience.  He  serves  as  portfolio manager and a member of Bjurman's Investment Policy Committee.

The  TrendStar  investment  team  managing  the  AFBA  5Star  Small  Cap Fund is comprised  of Thomas W. Laming and James R.  McBride,  who are both  jointly and primarily  responsible for the day-to-day  management of TrendStar's  portion of the AFBA 5Star Small Cap Fund.

Thomas W. Laming is a member of the equity  management  team of  TrendStar  with over 17  years  of  investment  experience,  including  positions  in  portfolio management and research.  Prior to co-founding TrendStar, he spent 10 years with
Kornitzer Capital Management,  Inc. as Senior Vice President and was the Buffalo
Funds' Chief Equity  Strategist  and Co-Lead  Portfolio  Manager for the Buffalo
Small-Cap,  Mid-Cap, Large-Cap, and USA Global funds and the sole Manager of the
Buffalo  Science & Technology  Fund.  He was formerly a Technology  Analyst with
Waddell  and  Reed,  and  prior  to  entering  investment  management,  he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver,
Colorado,  and with TRW (now  Northrop  Grumman) in  Houston,  Texas and Redondo
Beach, California.

James R. McBride is a member of the equity  management  team of  TrendStar  with over 16  years of  finance  and  investment  experience.  Prior  to  co-founding
TrendStar,  he was with Kornitzer Capital  Management,  Inc. as a Vice President
and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management,
Inc. he served as Project Manager in corporate finance with Agilent Technologies and  Hewlett  Packard.  He is  also a 1986  graduate  of  the  General  Electric
Manufacturing Management Program for Manufacturing Engineers.

The  London  Co.  investment  team  managing  the AFBA  5Star  Small Cap Fund is comprised of Stephen M. Goddard and Jonathan T. Moody,  who both are jointly and primarily  responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Small Cap Fund.

Stephen M. Goddard,  CFA is Managing Director and Founder of the London Co., and
heads the London Co.'s Investment Committee.  He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior  Portfolio  Management  positions at CFB Advisory in 1988 and
Flippin,  Bruce & Porter in 1990.  In 1993,  he  worked as the Chief  Investment
Officer for the Tredegar  Trust Company until he founded the London Co. in early
1994. He is a Chartered  Financial  Analyst,  member of the Richmond  Society of
Financial  Analysts,  and a former Board member of the Virginia Asset Management
Investment Corporation.

Jonathan T. Moody is the Director of Research,  Portfolio Manager,  and a member of the London  Co.'s  Investment  Committee.  Prior to joining the London Co. in
2002,  he  founded  Primary  Research  Group.  Mr.  Moody  has  over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio  Manager positions at Piedmont Capital and Crestar
Asset  Management  (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T
Capital Markets from 1999 to 2001.

o For the AFBA 5Star Large Cap Fund,  Marvin & Palmer  Associates,  Inc. ("M&P")
located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165, manages the entire  portfolio.  M&P had $10.6  billion in assets under  management as of
June 30, 2007.

The investment team managing the AFBA 5Star Large Cap Fund is comprised of David
Marvin,  Jay Middleton,  Stephen  Marvin and Porter Schutt,  who are jointly and primarily responsible for the day-to-day management of the Fund.

David Marvin, CFA is CEO, Chairman of the Board, Portfolio Manager and Principal
of M&P and has been with M&P since he founded it with Stanley Palmer in 1986. He focuses on global equity investments and currencies.  Prior to starting M&P, Mr.
Marvin  served  for 10 years as Vice  President  in  charge  of the $10  billion internally-managed  DuPont  Pension Fund.  Preceding  his tenure at DuPont,  Mr.
Marvin worked for Investors  Diversified  Services as the Head Portfolio Manager
for IDS Stock  Fund.  IDS Stock Fund was the  largest  mutual fund in the United
States at the time of Mr. Marvin's tenure.  Mr. Marvin started in the investment business in 1965 as a securities  analyst for Chicago Title & Trust.  Mr. Marvin received  his  M.B.A.  from  Northwestern  University  and  his  B.S.  from  the
University  of  Illinois.  He is a CFA  charterholder  and a  member  of the CFA
Institute.

Jay Middleton is a Portfolio  Manager and Principal of M&P and has been with M&P since 1989. He focuses on equity investments in the Americas. He joined M&P as a
Global  Analyst and became a Portfolio  Manager in 1992. Mr.  Middleton  holds a
B.A.  from  Wesleyan  University.  He is a member  of the Phi Beta  Kappa  Honor
Society.

Stephen Marvin is a Portfolio Manager and Principal of M&P. He focuses on equity investments  in the  Americas.  He joined  M&P in 1994 as a Global  Analyst  and became a Portfolio  Manager in 1997.  Prior to joining  M&P, he worked for Bear,
Stearns & Company as a Corporate  Finance Analyst.  Mr. Marvin holds a B.A. from
Carleton College.

Porter Schutt is a Portfolio  Manager and Principal of M&P. He focuses on equity investments  in the  Pacific  Region  and the U.S.  He joined  M&P in 2000 as an
International  Analyst and became a Portfolio  Manager in 2001. Prior to joining
M&P, he worked in Hong Kong for 8 years,  most  recently at Goldman Sachs (Asia)
L.L.C.  as a Vice President from 1996 to 2000.  From 1992 to 1996 he worked as a
Manager of Asian Equities Sales at Peregrine  Brokerage Limited. He received his
B.A. from the University of Virginia.

o For the AFBA 5Star USA Global  Fund,  M&P  manages the entire  portfolio.  The investment  team  managing  the AFBA 5Star USA Global Fund is comprised of David
Marvin,  Jay Middleton,  Stephen  Marvin and Porter Schutt,  who are jointly and primarily responsible for the day-to-day management of the Fund.

The respective biographical  information of the members of M&P managing the AFBA
5Star USA  Global  Fund can be found  under the  information  for the AFBA 5Star
Large Cap Fund.

o For the AFBA 5Star  Balanced  Fund,  the London Co.  manages the Fund's equity investments and Financial  Counselors,  Inc.  ("FCI"),  located at 442 West 47th
Street, Kansas City, MO 64110, manages the Fund's fixed income investments.  FCI had $3 billion in assets under management as of June 30, 2007.

The London Co.  investment  team  managing the equity  portion of the AFBA 5Star
Balanced  Fund's  portfolio  is  comprised of Stephen M. Goddard and Jonathan T.
Moody,  who  both are  jointly  and  primarily  responsible  for the  day-to-day management of the London Co.'s portion of the AFBA 5Star Balanced Fund.

The  respective  biographical  information  of the  members  of the  London  Co.
managing the AFBA 5Star Balanced Fund can be found under the information for the
AFBA 5Star Small Cap Fund.

The FCI  investment  team managing the AFBA 5Star  Balanced Fund is comprised of
Gary B. Cloud and Peter G. Greig, who both are jointly and primarily responsible for managing the Fund's fixed income investments.

Gary B. Cloud,  CFA is a Senior Vice President and Portfolio  Manager of FCI. He
joined  FCI in 2003  and  serves  as a member  of the  Fixed  Income  Investment
Committee and the Value Equity Committee. He is also a member of the Kansas City
CFA  Society  and the  Chartered  Financial  Analyst  Institute.  He  began  his investment  career in 1986 working in the  secondary  marketing  department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One  Corporation,  where he spent  10  years in a  variety  of  consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a
$1.5 billion portfolio of corporate,  mortgage and asset-backed securities for a
US subsidiary of an international insurance company.

Peter G. Greig, CFA is a Senior Vice President and Portfolio  Manager of FCI. He
joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios  for  institutional  clients.  In addition,  he provides fixed income expertise to other managers, and chairs FCI's Fixed Income Investment Committee.
Peter  is also a  member  of the  Kansas  City  CFA  Society  and the  Chartered
Financial Analyst Institute.

o For the AFBA 5Star Total Return Bond Fund,  FCI manages the entire  portfolio.
The investment  team managing the AFBA 5Star Total Return Bond Fund is comprised of Gary B. Cloud and Peter G. Greig,  who are jointly and primarily  responsible for the day-to-day management of the Fund.

The respective  biographical  information of the team members  managing the AFBA
5Star Total  Return Bond Fund can be found  under the  information  for the AFBA
5Star Balanced Fund.

o For the AFBA 5Star  Science & Technology  Fund,  TrendStar  manages the entire portfolio. The investment team managing the AFBA 5Star Science & Technology Fund is  comprised  of Thomas W.  Laming and James R.  McBride,  who are  jointly and primarily responsible for the day-to-day management of the Fund.

The respective  biographical  information of the team members  managing the AFBA
5Star Science & Technology  Fund can be found under the information for the AFBA
5Star Small Cap Fund.

A  discussion  regarding  the  basis  for the  Board's  approval  of the  Funds'
investment  management  agreement  with the Manager and the former  sub-advisory agreement  between  the  Manager  and  Kornitzer  Capital  Management,  Inc.  is
available in the Funds' annual report to shareholders for the period ended March
31,  2007.  A  discussion  regarding  the basis for the Board's  approval of the sub-advisory agreements between the Manager and each Sub-Adviser with respect to each Fund will be available in the Funds' semi-annual report to shareholders for the period ended September 30, 2007.

For its  services,  each Fund pays the Manager a fee at the annual rate of 0.80%
of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent  necessary to limit
Total  Annual  Fund  Operating  Expenses  of Class A, B and C Shares to 1.08% of
average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008,  with  respect to the AFBA 5Star  Balanced  Fund and AFBA
5Star Total Return Bond Fund. In addition,  the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating
Expenses  of Class A, B and C Shares  to 1.28% of  average  annual  net  assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008, for the AFBA 5Star Mid Cap Value Fund,  AFBA 5Star Small Cap Fund,  AFBA 5Star Large
Cap Fund and AFBA 5Star USA Global  Fund.  Furthermore,  the Manager has entered into a  contractual  arrangement  to limit fees  and/or  expenses  to the extent necessary to limit Total Annual Operating Expenses of Class A, B and C shares to
1.50% of the average annual net assets,  exclusive of Rule 12b-1 and shareholder service  fees,  through July 31, 2008,  with respect to the AFBA 5Star Science &
Technology  Fund. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31,
2007,  with  respect to the AFBA 5Star  Science & Technology  Fund,  the Manager
limited fees and/or paid  expenses in amounts  necessary to limit the AFBA 5Star
Science & Technology Fund's Total Operating Expenses of Class A, B and C Shares,
excluding  Rule  12b-1 and  shareholder  services  fees to 1.28%.  When a Fund's assets grow to a point  where fee  reductions  and/or  expense  payments  are no longer necessary to meet the expense  limitation target, the Manager may seek to recoup amounts it previously  reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund  Operating  Expenses  plus the amounts recouped do not exceed the expense  limitation  target.  The Manager shall only be entitled  to recoup such  amounts for a period of three years from the date such amount was limited or paid.

The  Sub-Advisers  are  compensated  for their  services by the Manager from the management  fees it receives from the Funds.  Prior to July 16, 2007,  Kornitzer
Capital  Management,  Inc.  was the  sub-adviser  of  each  Fund  and  was  also compensated for its services by the Manager from the management fees it received from the Funds.

The Funds' Statement of Additional  Information provides additional  information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

Manager of Managers Structure

At a shareholder  meeting held on October [15],  2007,  the Funds'  shareholders approved a "manager  of  managers"  structure  that would  permit the Manager to appoint and replace sub-advisors,  enter into sub-advisory agreements, and amend and  terminate  sub-advisory  agreements  with respect to the Funds,  subject to
Board  approval  but  without  shareholder  approval  (the  "Manager of Managers
Structure"). However, under the Manager of Managers Structure, the Manager would not be able to enter into a sub-advisory  agreement with an "affiliated  person"
of the  Manager  (as that term is defined  in  Section  2(a)(3) of the 1940 Act)
("Affiliated  Adviser")  unless the  sub-advisory  agreement with the Affiliated
Adviser,  including compensation thereunder,  is approved by the affected Fund's shareholders,  including,  in  instances  in which  the  sub-advisory  agreement pertains  to a newly  formed  fund,  the fund's  initial  shareholder.  Although shareholder  approval would not be required for the  termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such  agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment management fees paid by the Funds
to  be  increased   without   shareholder   approval  or  change  the  Manager's
responsibilities  to the Funds,  including the Manager's  responsibility for all advisory services furnished by a sub-advisor.

The ability to implement the Manager of Managers  Structure  with respect to the
Funds is contingent  upon the receipt of an exemptive  order from the SEC or the adoption of a rule by the SEC authorizing the  implementation  of the Manager of
Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain  conditions  set forth in the SEC  exemptive order or rule.  There can be no  assurance  that the SEC will  grant the  Fund's application for an exemptive order or adopt such a rule.

********************************************************************************
Financial Highlights
--------------------------------------------------------------------------------

The financial  highlights tables are intended to help you understand each Fund's financial performance since the inception of Class R Shares. Certain information reflects  financial  results for a single share of a Fund.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This  information has been derived from the Funds' financial  statements,  which have been  audited by  [_____________________]  and are  included  in the annual report, which is available, without charge, upon request.

********************************************************************************
AFBA 5Star Mid Cap Value Fund
--------------------------------------------------------------------------------

                                                                                                         For the
                                                            Year Ended     Year Ended    Year Ended   Period Ended
Condensed data for a share of capital stock                  March 31,     March 31,     March 31,      March 31,
Outstanding throughout the period                             2007(a)       2006(a)         2005         2004***
---------------------------------------------------------- -------------- ------------- ------------- --------------

Net asset value, beginning of period                          $15.81         $12.81        $12.72        $12.30
                                                           -------------- ------------- ------------- --------------
   Income from investment operations:
     Net investment loss                                       (0.16)         (0.13)        (0.14)        (0.02)
     Net gain on securities (both realized and
     unrealized)                                                0.38           3.16          0.37          0.44
                                                           -------------- ------------- ------------- --------------
   Total from investment operations                             0.22           3.03          0.23          0.42
                                                           -------------- ------------- ------------- --------------
   Less distributions:
     Distributions from capital gains                          (0.14)         (0.03)        (0.14)         ----
                                                           -------------- ------------- ------------- --------------
   Total distributions                                         (0.14)         (0.03)        (0.14)         ----
                                                           -------------- ------------- ------------- --------------
Net asset value, end of period                                $15.89         $15.81        $12.81        $12.72
                                                           ============== ============= ============= ==============
Total return*                                                   1.42%         23.68%        1.77%          3.42%
                                                           ============== ============= ============= ==============
Ratios/Supplemental Data

Net assets, end of period (in millions)                        $0.01          $0.01         $0.01          $0.01
Ratio of expenses to average net assets**                       1.78%          1.78%         1.78%         1.78%
Ratio of net investment loss to average net assets**           (1.06%)        (0.96%)       (1.15%)       (1.25%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and
   waivers**                                                    2.11%          3.31%         7.26%         8.07%
Ratio of net investment loss to average net assets
   before contractual expense reimbursement and waivers*       (1.39%)        (2.49%)       (6.63%)       (7.54%)
Portfolio turnover rate                                           22%            19%           18%           22%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------

                                                                                                         For the
                                                            Year Ended    Year Ended     Year Ended   Period Ended
Condensed data for a share of capital stock                 March 31,      March 31,     March 31,      March 31,
Outstanding throughout the period                            2007(a)        2006(a)         2005         2004***
---------------------------------------------------------- ------------- -------------- ------------- --------------

Net asset value, beginning of period                          $18.37        $15.48         $15.06        $14.68
                                                           ------------- -------------- ------------- --------------
   Income from investment operations:
     Net investment income loss                               (0.18)        (0.18)         (0.16)        (0.02)
     Net gain (loss) on securities (both realized and
       unrealized)                                             0.93          3.17           0.59          0.40
                                                           ------------- -------------- ------------- --------------
   Total from investment operations                            0.75          2.99           0.43          0.38
                                                           ------------- -------------- ------------- --------------
   Less distributions:
     Distributions from capital gains                         (0.37)        (0.10)         (0.01)          ----
                                                           ------------- -------------- ------------- --------------
   Total distributions                                        (0.37)        (0.10)         (0.01)          ----
                                                           ------------- -------------- ------------- --------------
Net asset value, end of period                                $18.75        $18.37         $15.48        $15.06
                                                           ============== ============= ============= ==============
Total return*                                                 4.23%         19.37%         2.85%          2.59%
                                                           ============== ============= ============= ==============
Ratios/Supplemental Data

Net assets, end of period (in millions)                       $0.03          $0.02         $0.01          $0.01
Ratio of expenses to average net assets**                     1.78%          1.78%         1.78%          1.78%
Ratio of net investment loss to average net assets**         (1.02%)        (1.12%)       (1.06%)        (1.40%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers**                        1.78%          1.82%         2.10%          3.13%
Ratio of net investment loss to average net assets
   before contractual expense reimbursement and waivers**    (1.02%)        (1.16%)       (1.38%)        (2.75%)
Portfolio turnover rate                                        18%            24%           26%            23%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star Large Cap Fund
--------------------------------------------------------------------------------

                                                                                                         For the
                                                           Year Ended    Year Ended     Year Ended    Period Ended
Condensed data for a share of capital stock                March 31,      March 31,      March 31,      March 31,
Outstanding throughout the period                           2007(a)        2006(a)         2005          2004***
--------------------------------------------------------- ------------- -------------- -------------- --------------

Net asset value, beginning of period                        $13.53        $12.41         $12.30         $12.72
                                                          ------------- -------------- -------------- --------------
   Income from investment operations:
     Net investment loss                                     (0.09)        (0.07)         (0.04)            -
     Net gain (loss) on securities
         (both realized and unrealized)                       1.47          1.19           0.15          (0.42)
                                                          ------------- -------------- -------------- --------------
   Total from investment operations                           1.38          1.12           0.11          (0.42)
                                                          ------------- -------------- -------------- --------------
Net asset value, end of period                              $14.91        $13.53         $12.41         $12.30
                                                          ============= ============== ============== ==============
Total return*                                                10.20%         9.03%         (0.90)%        (3.30%)
                                                          ============= ============== ============== ==============
Ratios/Supplemental Data

Net assets, end of period (in millions)                      $0.01          $0.01          $0.01          $0.01
Ratio of expenses to average net assets**                     1.78%          1.78%          1.78%          1.61%
Ratio of net investment loss to average net assets**         (0.65%)        (0.57%)        (0.33%)        (0.28%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**            2.19%          2.74%          3.88%          3.22%
Ratio of net investment loss to average net assets
   before contractual expense reimbursement and
   waivers**                                                 (1.06%)        (1.53%)        (2.43%)        (1.90%)
Portfolio turnover rate                                         23%            40%            24%            45%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star USA Global Fund
--------------------------------------------------------------------------------

                                                                                                         For the
                                                             Year Ended    Year Ended    Year Ended   Period Ended
Condensed data for a share of capital stock                  March 31,     March 31,     March 31,      March 31,
Outstanding throughout the period                             2007(a)       2006(a)         2005         2004***
----------------------------------------------------------- ------------- ------------- ------------- --------------

Net asset value, beginning of period                           $15.37        $13.64        $13.93        $14.30
                                                          ------------- -------------- -------------- --------------
   Income from investment operations:
     Net investment loss                                        (0.07)        (0.07)        (0.02)        (0.37)
     Net loss on securities (both realized and unrealized)       1.72          1.80         (0.27)         ----
                                                          ------------- -------------- -------------- --------------
   Total from investment operations                              1.65          1.73         (0.29)        (0.37)
                                                          ------------- -------------- -------------- --------------
   Net asset value, end of period                              $17.02        $15.37        $13.64        $13.93
                                                          ============= ============== ============== ==============
Total return*                                                   10.74%        12.68%       (2.08%)        (2.59%)
                                                          ============= ============== ============== ==============
Ratios/Supplemental Data

Net assets, end of period (in millions)                         $0.01         $0.01         $0.01          $0.01
Ratio of expenses to average net assets**                        1.78%         1.78%         1.78%          1.61%
Ratio of net investment loss to average net assets**            (0.47%)       (0.46%)       (0.12%)        (0.27%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers**                           2.11%         2.17%         2.65%          2.51%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers**              (0.80%)       (0.85%)       (0.99%)        (1.17%)
Portfolio turnover rate                                            13%           16%           37%            23%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------

                                                                                                         For the
                                                          Year Ended     Year Ended     Year Ended    Period Ended
Condensed data for a share of capital stock                March 31,      March 31,      March 31,      March 31,
Outstanding throughout the period                          2007 (a)       2006 (a)         2005          2004***
-------------------------------------------------------- -------------- -------------- -------------- --------------

Net asset value, beginning of period                        $12.92         $12.08         $11.25         $11.36
                                                         -------------- -------------- -------------- --------------
   Income from investment operations:
     Net investment income                                    0.30           0.32           0.33           0.05
     Net gain (loss) on securities
         (both realized and unrealized)                       1.13           0.86           0.84          (0.11)
                                                         -------------- -------------- -------------- --------------
   Total from investment operations                           1.43           1.18           1.17          (0.06)
                                                         -------------- -------------- -------------- --------------
   Less distributions:
     Dividends from net investment income                    (0.40)         (0.34)         (0.34)         (0.05)
     Distributions from capital gains                        (0.16)          ----           ----           ----
                                                         -------------- -------------- -------------- --------------
   Total distributions                                       (0.56)         (0.34)         (0.34)         (0.05)
                                                         -------------- -------------- -------------- --------------
Net asset value, end of period                              $13.79         $12.92         $12.08         $11.25
                                                         ============== ============== ============== ==============
Total return*                                                11.15%          9.87%         10.49%         (0.57%)
                                                         ============== ============== ============== ==============
Ratios/Supplemental Data

Net assets, end of period (in millions)                      $0.01          $0.02          $0.01          $0.01
Ratio of expenses to average net assets**                     1.58%          1.58%          1.58%          1.58%
Ratio of net investment income to average net assets**        2.27%          2.58%          2.96%          3.82%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers**            1.76%          1.95%          2.09%          2.50%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and
   waivers**                                                  2.09%          2.21%          2.45%          2.89%
Portfolio turnover rate                                         28%            18%            27%            43%

*       Total return not annualized for periods less than one full year.
**     Annualized for periods less than one full year.
***    Sales of Class R Shares began February 17, 2004.
(a)    Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA  5Star Total  Return Bond Fund
--------------------------------------------------------------------------------
                                                               Year          Year                        For the
                                                              Ended          Ended       Year Ended   Period Ended
Condensed data for a share of capital stock                 March 31,      March 31,     March 31,      March 31,
Outstanding throughout the period                            2007(a)        2006(a)         2005         2004***
---------------------------------------------------------- ------------- -------------- ------------- --------------

Net asset value, beginning of period                          $9.00          $8.99         $9.09          $9.06
                                                          -------------- -------------- -------------- --------------
   Income from investment operations:
     Net investment income                                     0.44           0.39          0.24           0.04
     Net gain (loss) on securities
         (both realized and unrealized)                        0.05           0.12         (0.06)          0.02
                                                          -------------- -------------- -------------- --------------
   Total from investment operations                            0.49           0.51          0.18           0.06
                                                          -------------- -------------- -------------- --------------
   Less distributions:
     Dividends from net investment income                     (0.44)         (0.40)        (0.24)         (0.03)
     Distributions from capital gains                         (0.10)         (0.10)        (0.04)          ----
                                                          -------------- -------------- -------------- --------------
   Total distributions                                        (0.54)         (0.50)        (0.28)         (0.03)
                                                          -------------- -------------- -------------- --------------
Net asset value, end of period                                $8.95          $9.00         $8.99          $9.09
                                                          ============== ============== ============== ==============
Total return*                                                 5.60%           5.89%         2.00%          0.65%
                                                          ============== ============== ============== ==============
Ratios/Supplemental Data

Net assets, end of period (in millions)                       $0.01          $0.01         $0.01          $0.01
Ratio of expenses to average net assets**                      1.58%          1.58%         1.58%          1.58%
Ratio of net investment income to average net assets**         4.94%          4.45%         2.68%          3.41%
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers**                         2.22%          2.28%         2.61%          3.15%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers**      4.30%          3.75%         1.65%          1.85%
Portfolio turnover rate                                          10%            28%           47%            44%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star Science and
Technology Fund
--------------------------------------------------------------------------------

                                                                                                         For the
                                                            Year Ended     Year Ended    Year Ended   Period Ended
Condensed data for a share of capital stock                  March 31,     March 31,     March 31,      March 31,
Outstanding throughout the period                             2007(a)       2006(a)         2005         2004***
---------------------------------------------------------- -------------- ------------- ------------- --------------

Net asset value, beginning of period                         $14.08         $11.58        $12.39        $12.30
                                                           -------------- ------------- ------------- --------------
   Income from investment operations:
     Net investment loss                                      (0.15)         (0.15)        (0.14)        (0.02)
     Net gain (loss) on securities (both realized and
       unrealized)                                             0.50           3.18         (0.65)          0.11
                                                           -------------- ------------- ------------- --------------
   Total from investment operations                            0.35           3.03         (0.79)          0.09
                                                           -------------- ------------- ------------- --------------
   Less distributions:
     Distributions from capital gains                         (0.77)         (0.53)        (0.02)          ----
                                                           -------------- ------------- ------------- --------------
   Total distributions                                        (0.77)         (0.53)        (0.02)          ----
                                                           -------------- ------------- ------------- --------------
Net asset value, end of period                               $13.66         $14.08        $11.58        $12.39
                                                           ============== ============= ============= ==============
Total return*                                                  2.97%         26.92%        (6.39%)         0.73%
                                                           ============== ============= ============= ==============
Ratios/Supplemental Data
Net assets, end of period (in millions)                       $0.01          $0.01         $0.01          $0.01
Ratio of expenses to average net assets**                      1.78%          1.78%         1.78%          1.78%
Ratio of net investment loss to average net assets**          (1.13%)        (1.16%)       (1.14%)        (1.12%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers**                         2.85%          5.44%         9.56%          6.74%
Ratio of net investment loss to average net assets
   before contractual expense reimbursement and waivers**     (2.20%)        (4.82%)       (8.92%)        (6.08%)
Portfolio turnover rate                                          39%            44%           48%            44%

*    Total return not annualized for periods less than one full year.

**   Annualized for periods less than one full year.

***  Sales of Class R Shares began February 17, 2004.

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
How to Purchase, Redeem and Exchange Shares
--------------------------------------------------------------------------------

Eligible Investors

Class R Shares of each Fund are  generally  available  to  certain  tax-deferred retirement plans,  including 401(k) plans,  employer sponsored 403(b) plans, 457 plans,  profit sharing and money purchase  pension plans,  defined benefit plans and  nonqualified  deferred  compensation  plans,  held in plan level or omnibus accounts.  Class R Shares also are  available  to IRA  rollovers  from  eligible retirement  plans that offered one or more AFBA 5Star Funds Class R Shares as an investment  option.  Class R  Shares  generally  are  not  available  to  retail non-retirement accounts,  Traditional and Roth IRAs, Coverdell Education Savings
Accounts,  SEPs,  SAR-SEPs,  SIMPLE  IRAs,  individual  403(b)  plans  and  most individual  retirement  accounts or retirement plans that are not subject to the
Employee Retirement Income Security Act of 1974 (ERISA).

Eligible  retirement  plans  generally may open an account and purchase  Class R
Shares by contacting any investment  professional  authorized to sell the Funds'
shares.  Class R Shares may not be available through certain investment dealers.
Additional  shares may be  purchased  through a plan's  administrator  or record keeper.

You may  withdraw  from your  account  at any  time.  Please  contact  your plan administrator  or record  keeper in order to sell  shares  from your  retirement plan.  The proceeds from a redemption of a Fund  generally  will be sent to your plan  administrator via check, wire, or ACH.  Redemption  proceeds sent via wire are subject to a $10 wire fee.  Redemption proceeds sent via ACH are not subject to a fee,  but  proceeds  may  take 4 days to reach  the  account  of your  plan administrator.

Class R Shares of each AFBA 5Star Fund  shall be  exchangeable  only for Class R
Shares of each other AFBA 5Star Fund that is available  through your plan.  Each exchange  shall be made based upon the  relative net asset values of the Class R
Shares as set forth in the  prospectus  of the  Funds.  Before  you  request  an exchange, consider each Fund's investment objective and policies as described in the current  prospectus.  Contact your plan  administrator for a free copy. Some
Funds may not be available in certain retirement plans.

Minimum Investments
There is no minimum amount for initial investments or additional  investments in
Class R Shares.

********************************************************************************
Information for Plan Participants
--------------------------------------------------------------------------------

Participants in retirement plans generally must contact the plan's administrator to  purchase,  redeem  or  exchange  shares.  Shareholder  services  may only be available to plan participants  through a plan administrator.  Plans may require separate  applications  and their  policies and procedures may be different than those  described in this  prospectus.  Participants  should  contact  their plan administrator  for  information  regarding  shareholder  services  pertaining to participants' investments in the Funds.

If the  plan or a  participant  in the  plan  places  an  order  through  a plan administrator or broker-dealer  properly authorized to accept orders as an agent of the Funds,  the order may be  processed at the net asset value per share next effective  after  receipt  by  that  institution.  If  the  after-hours  trading authority  of such  agents  is  limited  or  restricted  then the  order  may be processed at the net asset value per share next  effective  after receipt by the
Fund.

********************************************************************************
Information for Plan Sponsors and Administrators
--------------------------------------------------------------------------------

Opening an account
Eligible  retirement  plans  generally may open an account and purchase  Class R
Shares by contacting any  investment  firm or plan  administrator  authorized to sell the Funds' shares.  A retirement  plan sponsor can obtain  retirement  plan applications  from its investment firm or plan  administrator  or by calling the
Funds at (800) 243-9865.

If the  retirement  plan  invests in Class R Shares of the Funds  through  other financial  intermediaries,  additional  conditions may apply to an investment in the Funds,  and the financial  intermediary  may charge a  transaction-based  or other fee for its services.  These  conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to a retirement  plan may be  different  from those  discussed in this
prospectus.   You  should  ask  your   investment   professional   or  financial
intermediary about its services and any applicable fees.

Account Options
Use an account  application to select options and privileges for accounts opened on behalf of the retirement  plan. A retirement plan can change the selection of account  options  available  to the  plan  and its  participants  at any time by sending a completed  account  options form to the Funds'  transfer  agent.  Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

Contact the Funds at (800) 243-9865 for account applications and account options forms.

Write or call the Funds'  transfer  agent for  application  assistance and other account information:

AFBA 5Star Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

How to Redeem Shares
Class R Shares will be redeemed at the net asset value per share next calculated after a Fund receives a request in good order. The Fund generally will send your redemption  proceeds by check,  bank wire or electronic  funds transfer.  If the plan recently purchased the shares being redeemed, the Fund may delay payment of the  redemption  proceeds  until the check has  cleared.  This may take up to 15 calendar days from the purchase date. If a signature guarantee is required,  the plan must submit its request in writing.

Redemption Fee
The Funds  charge a  redemption  fee of 2% on proceeds  from shares  redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange).  The  redemption  fee will be  calculated  as a percentage of the net asset value of such shares at the time of  redemption.  This  redemption  fee is paid  directly to the Fund from which  shares are redeemed  and  exchanged.  The redemption fee is not a sales charge or a contingent  deferred sales charge. The purpose of the additional  transaction fee is to allocate costs  associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders.  For purposes of applying the  redemption  fee,  shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions:

o Redemptions  of shares  resulting  from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.

o Redemptions of shares on an account that has  demonstrated a severe  hardship, such as a medical  emergency,  as determined  in the absolute  discretion of the
Manager.

o Redemption of shares acquired through dividend reinvestment.

o Redemption of shares acquired through lump sum or other  distributions  from a qualified  corporate or  self-employed  retirement plan following the retirement
(or following  attainment of age 591/2in the case of a "key  employee" of a "top heavy" plan), as described in the prospectus.

o  Redemption  of  shares  acquired  through  distributions  from an  individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 591/2, as described in the prospectus.

o Redemption of shares under the Funds'  systematic  withdrawal plan, as well as shares  redeemed as a result of required  minimum  distributions  under  certain employer-sponsored retirement plans or IRAs.

o  Redemption  of  shares  held  through  401(k)  or  other   employer-sponsored
retirement  plans.  However,  the  redemption  fee does  apply to  non-mandatory withdrawals  from individual  retirement  accounts  (IRAs) and 403(b)  custodial accounts.

Each Fund also has the  discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing  the 90% income test or losing its  regulated  investment company (RIC) qualification for tax purposes.  Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds'  redemption fee (or process its exceptions)  because of their inability for various  reasons to assess the fee to underlying  shareholders  or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
Information for IRA Rollover Accounts
--------------------------------------------------------------------------------

Opening an account
IRA rollover  accounts  may be eligible to open an account and purchase  Class R
Shares by contacting any investment  firm  authorized to sell the Funds' shares.
You can obtain an application  from your investment firm or by calling the Funds at (800)  243-9865.  You may also open your Class R Shares account by completing an account application and sending it to the Funds' transfer agent by mail.

If a retirement  plan invests in Class R Shares of the Funds through  investment professionals  or other  financial  intermediaries,  additional  conditions  may apply,  and the investment  professional or financial  intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services  available to an IRA rollover account may be different from those discussed in this prospectus.  You should ask your investment professional or financial intermediary about its services and any applicable fees.

Account Options
Use your account  application to select options and privileges for your account.
You can  change  your  selections  at any time by  sending a  completed  account options  form.  You may be  required  to obtain a  signature  guarantee  to make certain changes to an existing account.

Contact the Funds at (800) 243-9865 for account applications and account options forms.

Write or call the Funds'  transfer  agent for  application  assistance and other account information:

AFBA 5Star Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
(888) 578-2733

How to Purchase Shares
You may purchase Fund shares from any investment firm that has a sales agreement with the Funds' underwriter.  If you are an eligible investor and do not have an investment firm,  please call (800) 243-9865 for information on how to locate an investment professional in your area.

The Funds may reject any order  until they have  confirmed  the order in writing and received  payment.  Normally,  your  investment firm will send your purchase request to the Funds' transfer agent.  Consult your investment  professional for more information.  Your investment firm may receive a commission from the Funds'
underwriter for your purchase of Fund shares.

Exchanges
Class R Shares of each  Fund  shall be  exchangeable  only for Class R Shares of each other Fund.  Each exchange  shall be made based upon the relative net asset values of the classes as set forth in the  prospectus of the Funds.  Your shares must  have  been  held in an open  account  for 15 days or more and we must have received good payment before we will exchange shares.

Before you request an exchange,  consider each Fund's  investment  objective and policies as described in the Fund's prospectus.

You can exchange Fund shares by mailing or faxing a letter of instruction to the transfer agent.  You can exchange Fund shares directly  through the Fund only if your account is registered in your name. In a letter include:

o The name, social security number and signature of all registered owners;

o A signature  guarantee for each registered owner if the amount of the exchange is more than $25,000;

o The name of the Fund out of which you are  exchanging and the name of the Fund into which you are exchanging;

o The class of shares you are exchanging; and

o The dollar amount or number of shares you are exchanging.

By Phone
After you establish an eligible  fund  account,  you can exchange Fund shares by phone if:

o You are exchanging into an existing account or using the exchange to establish a new  account,  provided  the new account has a  registration  identical to the original account;

o The Fund into which you are exchanging offers the same class of shares; and

o You can provide the proper account identification information.

How to Redeem Shares

Normally,  your  investment  firm will send your request to redeem shares to the
Funds'  transfer  agent.   Consult  your   investment   professional   for  more
information. You can redeem some or all of your Fund shares directly through the
Fund only if the account is registered in your name. All IRA  shareholders  must complete  an IRA  withdrawal  form to redeem  shares from their IRA  account.  A redemption  of shares held for less than 60 days may be subject to a  redemption fee of 2.00%.  For more  details,  see "How to Redeem  Shares"  section  of this prospectus.  The Funds' transfer agent will not process your request until it is received in good order.  Include in your request your name, your social security number,  the Fund's name,  your Fund account  number,  the class of shares to be sold, the dollar amount or number of shares to be sold and any other  applicable requirements as described below.

The Funds  generally will send your redemption  proceeds by check,  bank wire or electronic funds transfer,  usually within seven days. If you recently purchased the  shares  being  redeemed,  the  Funds may delay  payment  of the  redemption proceeds until your check has cleared. This may take up to 15 calendar days from the purchase  date. If a signature  guarantee is required,  you must submit your request in writing.

Written  redemption  requests for $25,000 or more require a medallion  signature guarantee.

You may receive your redemption proceeds:

o By check,  provided  the check is made  payable  exactly  as your  account  is registered.

o By bank wire or by electronic funds transfer, provided the redemption proceeds are being sent to your bank address of record.

You may have difficulty contacting the Funds by telephone during times of market volatility  or  disruption  in  telephone  service.  On New York Stock  Exchange holidays or on days when the exchange  closes early,  the telephone  center will adjust its hours accordingly. If you are unable to reach the Funds by telephone, you should  communicate  with the Funds in writing.  Plan  participants  are not eligible for telephone transactions directly with the Funds.

Other Policies

The Funds reserve the right to:

o  charge a fee for  exchanges  or to  modify,  limit or  suspend  the  exchange privilege at any time without notice.  The Funds will provide 60 days' notice of material amendments to or termination of the exchange privilege;

o revise,  suspend, limit or terminate the account options or services available to shareholders  at any time,  except as required by the rules of the Securities and Exchange Commission;

o stop offering Class R Shares;

o suspend  transactions in shares when trading on the New York Stock Exchange is closed or restricted,  when the Securities and Exchange Commission determines an emergency or other  circumstances exist that make it impracticable for the Funds to sell or value portfolio securities; and

o redeem  in kind by  delivering  to you  portfolio  securities  owned by a Fund rather than cash.  Securities  you receive  this way may increase or decrease in value while you hold them and you may incur  brokerage and  transaction  charges and tax liability when you convert the securities to cash.

How to Contact Us

By Phone

For information or to request a telephone  transaction between 9 a.m. and 7 p.m.
(Eastern time) by speaking with a shareholder services representative call (888)
578-2733.

By Mail
Send your instructions to:
AFBA 5Star Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

By Wire
PNC Bank
Pittsburgh, PA
ABA #031000053
Account Number: 8606905871
FCC:  "Name of specific AFBA 5Star Fund"
FBO:  "Shareholder name and new account number"

********************************************************************************
How Share Price is Determined
--------------------------------------------------------------------------------

Shares of each Fund are  purchased  or redeemed at the net asset value per share next  calculated  after your purchase  order and payment or redemption  order is received by the Fund.

The net asset value is calculated by  subtracting  from each Fund's total assets any liabilities and then dividing into this amount the total outstanding  shares as of the date of the  calculation.  The net asset  value per share is  computed once daily,  Monday through Friday, at 4:00 p.m. (Eastern time) on days when the
Funds are open for business  (the same days that the New York Stock  Exchange is open for trading).  In calculating net asset value, a Fund generally  values its investment  portfolio at market price.  Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Equity securities owned by the Funds are valued using the official closing price or the last sale  price on the  exchange  or in the  principal  over-the-counter market  where they are  traded.  Where the  security  is listed on more than one exchange,  a Fund  will  use the  price  of that  exchange  which  it  generally considers to be the principal  exchange on which the security is traded.  If the last sale price is  unavailable,  the security is valued at the mean between the last bid and asked  prices.  Debt  securities  held by a Fund for  which  market quotations are readily available are valued at the mean between the last bid and asked prices.  Short-term debt investments  having maturities of 60 days or less are amortized to maturity based on their cost.

Under certain circumstances, a security or other asset may be valued at its fair value as  determined  in good faith by the  Trust's  Valuation  Committee  under procedures  adopted by the Trust's Board of Trustees.  A Fund may use fair value pricing if trading in a security  has been halted or  suspended,  a security has been  delisted from a national  exchange,  a security has not been traded for an extended  period of time,  or a  significant  event  with  respect to a security occurs  after  the  close  of the  market  or  exchange  on which  the  security principally  trades  and before the time the Fund  calculates  net asset  value.
Significant events most commonly occur with foreign securities, but may occur in other cases as well.  In these cases,  information  furnished by an  independent pricing  service  may be  utilized to adjust  closing  market  prices of certain common  stocks to reflect  their fair value.  Valuing  securities  at fair value involves  greater  reliance on judgment than  valuation of  securities  based on readily  available  market  quotations.  A fund that  uses  fair  value to price securities  may value those  securities  higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
Distributions and Taxes
--------------------------------------------------------------------------------

DISTRIBUTIONS

Dividends and Distributions - Each Fund has qualified, or intends to qualify, as a regulated  investment  company under the Internal Revenue Code. As a regulated investment  company,  a Fund  generally pays no federal income tax on the income and gains it  distributes  to you.  The AFBA 5Star  Total  Return Bond Fund pays distributions  from net investment income monthly.  The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June,
September and December.  The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap
Fund,  AFBA 5Star  Large Cap Fund,  AFBA  5Star USA  Global  Fund and AFBA 5Star
Science  &  Technology  Fund  pay  distributions   from  net  investment  income
semi-annually,  usually in June and  December.  Distributions  from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before  December 31 and by the AFBA 5Star Mid Cap Value  Fund,  AFBA 5Star
Small Cap Fund,  AFBA 5Star  Large Cap Fund,  AFBA 5Star USA Global  Fund,  AFBA
5Star  Total  Return  Bond  Fund  and  AFBA  5Star  Science  &  Technology  Fund
semi-annually,  usually in June and  December.  All  Dividends  and capital gain distributions  paid  to  retirement  plan  shareholders  will  automatically  be reinvested.  A Fund may distribute such income  dividends and capital gains more frequently,  if  necessary,  in order to reduce or eliminate  federal  excise or income taxes on the Fund. The amount of any distribution will vary, and there is no  guarantee  a Fund  will pay  either an income  dividend  or a capital  gains distribution. There are no fees or sales charges on reinvestments.

Annual  Statements - Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are taxable as if they were paid in  December.  The Funds may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Funds make every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Funds will send you a corrected  Form  1099-DIV to reflect reclassified information.

Avoid  "Buying a Dividend" - If you are a taxable  investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

TAXES

Tax  Considerations  - If you are a taxable  investor,  Fund  distributions  are taxable to you at either  ordinary  income or capital  gains tax rates.  This is true  whether you  reinvest  your  distributions  in  additional  Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares.  A portion of income  dividends  designated  by a Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gain rates,  provided certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares - A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax  purposes,  an exchange  of your Fund shares for shares of a different  AFBA
5Star Fund is the same as a sale.

Backup  Withholding  - By law,  if you do not provide the Funds with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other - Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup withholding and claim any treaty benefits.

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

********************************************************************************
Additional Policies About Transactions
--------------------------------------------------------------------------------

We cannot  process  transaction  requests  that are not  completed  properly  as described  in this  section.  We may cancel or change our  transaction  policies without notice. To avoid delays,  please call us if you have any questions about these policies.

Customer  Identification - The Funds seek to obtain  identification  information for new  accounts  so  that  the  identity  of Fund  investors  can be  verified consistent with regulatory  requirements.  The Funds may limit account  activity until  investor  identification  information  can be verified.  If the Funds are unable to obtain sufficient  investor  identification  information such that the
Funds may form a reasonable  belief as to the true identity of an investor,  the
Funds may take further action including closing the account.

Purchases - We may reject orders when not  accompanied by payment or when in the best interest of the Funds and their shareholders.

Market Timers and Frequent Trading - While the Funds provide  shareholders  with daily  liquidity,  the Funds are designed for  long-term  investors  and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds,  including but not limited to market timing. Market timing is generally defined as the excessive  short-term  trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

Frequent  purchases and redemptions of a Fund's shares may present certain risks for a Fund and its  shareholders.  These  risks  include,  among  other  things,
dilution  in  the  value  of  Fund  shares  held  by   long-term   shareholders,
interference  with the efficient  management of a Fund's  portfolio,  negatively impairing a Fund's performance and increased brokerage and administrative  costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty  implementing  long-term investment strategies if it is unable to  anticipate  what  portion of its assets it should  retain in cash to provide  liquidity  to its  shareholders.  Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

The Funds'  Board has  adopted  policies  and  procedures  to prevent  excessive short-term trading and market timing,  under which the Funds will refuse to sell shares to market  timers,  and will take such other  actions  necessary  to stop excessive or disruptive trading activities,  including closing an account to new purchases  believed to be held by or for a market timer. The Funds may refuse or cancel  purchase  orders  (before  the  investor  is priced into a Fund) for any reason,  without  prior  notice,  particularly  purchase  orders  that the Funds believe  are made by or on behalf of market  timers.  You will be  considered  a market  timer if you have (i)  requested a redemption  of Fund shares  within 60 days of an earlier  purchase (or exchange)  request,  (ii) make  investments  of large  amounts of $1 million or more  followed  by a  redemption  (or  exchange)
request in close  proximity to the purchase or (iii)  otherwise seem to follow a timing pattern.

The Funds have implemented  trade activity  monitoring  procedures to discourage and prevent  market  timing or excessive  short-term  trading in the Funds.  For purposes of  applying  these  procedures,  the Funds may  consider,  among other things,  an investor's  trading history in the Funds,  and accounts under common ownership,  influence  or control.  Under these  procedures,  the Funds or their agents monitor  selected trades and flows of money in and out of the Funds in an effort to detect excessive  short-term  trading  activities,  and for consistent enforcement  of the  policy.  If, as a result of this  monitoring,  the Funds or their agents  believe  that a  shareholder  has engaged in excessive  short-term trading,  the  Fund  will  refuse  to  process  purchases  or  exchanges  in the shareholder's account.

For direct  (networked)  accounts where  transaction  information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction  activity.  Where transactions are placed through omnibus
accounts   maintained   by  financial   intermediaries,   such  as  401(k)  plan
administrators and certain fee-based financial Managers ("Intermediaries"),  the ability to monitor trades from the underlying  shareholders may be limited.  The
Manager will  monitor  daily trade  activity of such omnibus  accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying  shareholders.  If market  timing  activity is  discovered,  the  Intermediary  will be directed to monitor and/or block underlying  shareholders from investing in the Funds in the same manner as direct accounts. The Funds, the Manager or their agents will also seek to utilize web-based and other tools made available by such  Intermediaries to provide transparency to screen for excessive short-term trading.

The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder  interests or other harm to  shareholders, and help to deter market timing  activity.  For more  information  on fair value pricing  by the Funds,  please  see the  section  entitled  "How Share  Price is
Determined."

The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange) to discourage  frequent  trading.  For more  information on the Funds'
redemption fee, please see the section entitled "How to Redeem Shares."

Although the policy is designed to discourage excessive short-term trading, none of  these  procedures  alone  nor  all of  them  taken  together  eliminate  the possibility that excessive  short-term trading activity in the Funds will occur.
Moreover,  each of these  procedures  involves  judgments  that  are  inherently subjective.  The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with  shareholder interests.

The policy  applies  uniformly  to all  investors,  except as  described  in the following  circumstances:  exemptions to the Funds' policy defining someone as a market  timer may only be granted by the Funds'  Chief  Compliance  Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances  may be deemed  as an  unforeseen  need for funds or a pattern  of typically  investing  $1 million or more;  any waiver of the  policies on market timing  will not be  permitted  if it would harm a Fund or its  shareholders  or subordinate  the  interest  of the  Fund  or the  shareholders;  any  waiver  of prohibitions  on market  timing  made by the Chief  Compliance  Officer  must be reported to the Funds' Board at the next quarterly Board meeting.

Anti-Money  Laundering  Policy - In compliance with the USA PATRIOT Act of 2001, please note that the Funds'  transfer  agent may verify  certain  information on your account application as part of the Funds' Anti-Money  Laundering Compliance
Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the
Funds may temporarily limit additional share purchases.  In addition,  the Funds may limit  additional  share  purchases  or close an  account if it is unable to verify  your  identity.  As  required  by law,  the  Funds  may  employ  various procedures,  such as comparing the  information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity,  the account  will be rejected or you will not be allowed to perform a transaction  on the account until such  information  is received.  The Funds may also  reserve  the right to close  the  account  within  five  business  days if clarifying  information/documentation is not received. Please contact the Funds'
transfer  agent  at  (888)  578-2733  if you  need  additional  assistance  when completing your application.

Signature  Guarantees - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature  guarantee on any redemption  request to help protect  against fraud), the redemption of corporate,  partnership or fiduciary accounts,  or for certain types  of  transfer  requests  or  account  registration  changes.  A  medallion signature  guarantee  may be  obtained  from a domestic  bank or trust  company, broker,  dealer,  clearing  agency,  savings  association,  or  other  financial institution  which is  participating  in a medallion  program  recognized by the
Securities  Transfer  Association.  The three recognized  medallion programs are
Securities Transfer Agents Medallion Program (STAMP),  Stock Exchanges Medallion
Program (SEMP) and New York Stock Exchange,  Inc.  Medallion  Signature  Program
(NYSE MSP). A notarized signature is not sufficient.  Please call (888) 578-2733 for information on obtaining a signature guarantee.

********************************************************************************
Distribution and Service Arrangements
--------------------------------------------------------------------------------

[Inset column] Rule 12b-1 Fees: 12b-1 fees,  charged by some funds, are deducted from  fund  assets  to pay for  marketing  and  advertising  expenses  or,  more commonly, to compensate sales professionals for selling fund shares. [End inset]

PFPC  Distributors,  Inc.  ("Underwriter"),   serves  as  the  Funds'  statutory
underwriter.  The Underwriter  facilitates the Funds'  distribution  efforts and enters into  agreements  with  financial  consultants  to sell Fund shares.  The
Funds' Board of Trustees has adopted a distribution  plan pursuant to Rule 12b-1 under the Investment  Company Act of 1940, as amended,  that allows the Funds to pay  distribution  fees for the sale and distribution of its Class R Shares (the
"Class R distribution  Plan").  Under the Class R  distribution  plan, the Trust shall pay to the Underwriter or others a fee in the amount of 0.35% per annum of the average  daily net assets of the Trust  attributable  to each Fund's Class R
Shares  (or such  lesser  amount  as may be  established  from time to time by a majority of the Board of  Trustees,  including a majority of the  non-interested
Trustees) for  advertising,  marketing and  distributing  of each Fund's Class R
Shares.  Such fee shall be  payable at the  direction  of the  Manager  from the assets  attributable  to the Class R Shares  of such  Funds and shall be paid in monthly installments promptly after the last day of each calendar month. Because these fees are paid out of a Fund's assets on an ongoing basis,  over time these fees  indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Board has also  adopted a  shareholder  service  plan for the Class R Shares pursuant to Rule 12b-1  authorizing  the Funds to pay securities  dealers,  plan administrators  or other  service  organizations  who agree to  provide  certain services  to plans or plan  participants  holding  Class R Shares of the Funds a service fee not  exceeding  0.15% of average  daily net assets  attributable  to
Class R Shares held by such plan  participants.  The services provided under the service plan include acting as a shareholder of record,  processing purchase and
redemption  orders,   maintaining  participant  account  records  and  answering participant questions regarding the Funds.

[begin  callout]  Additional  Payments to Dealers and Financial  Intermediaries:
[end callout] In addition to the fees described above, the Manager also may make additional  payments  to  dealers  or  financial  intermediaries  out of its own assets.  These  payments  may be made  for  marketing,  promotional  or  related expenses. In some circumstances, these types of payments may create an incentive for a dealer or a financial  intermediary or its representatives to recommend or offer  shares of the  Funds to its  customers.  You  should  ask your  dealer or financial intermediary for more details about any such payment it receives.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
             AFBA 5Star Investment Management Co.; AFBA 5Star Funds;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously.  We believe that it is important to protect the confidentiality of your personal information
(referred  to in  this  policy  as  "information").  That's  why we  take  every reasonable precaution to safeguard your information.  Details of our approach to privacy  and how we  safeguard  your  information  are set forth in the  Privacy
Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect  information  about you to help us service your financial  needs,  to provide  you with  quality  products  and  services  and to  fulfill  legal  and regulatory  requirements.  We use this  information  for business  purposes with respect  to our  insurance,  banking  and  mutual  fund  business  relationships involving  you.  These business  purposes  include  evaluating a request for our products or services,  processing benefits claims, administering our products or services,  and  processing  transactions  requested  by you.  It is also used to assure compliance with laws and regulations  pertaining to our business.  We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION

We obtain most  information  directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have  requested.  However, if we need to verify information or need additional  information,  we may obtain it, as  applicable  from third  parties  such as  consumer  reporting  agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties  that help us conduct  our  business  or perform  services  on our behalf as well as  financial  institutions  with which we have  joint  marketing agreements may have access to your information. We may disclose information such as your name,  address,  social security number and account balances,  if any to these  associates.  These  associates are permitted to use this information only for the business  purposes for which they were retained,  or as required by law.
We may also use your information  within our affiliated  companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone  except as  permitted or required by law. If you prefer we not share your name with our  affiliated  companies,  simply  notify us in writing or call toll free at (800)  776-2322 and we will honor that request.  If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your  information to those  associates who have a business need to know that information in order to provide products or services to you or to maintain your  accounts.  These  associates  are governed by a strict code of
conduct  and  are   required  to  maintain  the   confidentiality   of  customer
information. We also maintain physical,  electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your  information  accurate and  up-to-date is very important to us. You may obtain  information we have about you (other than information  relating to a claim or a criminal or legal  proceeding)  by writing to us and  describing  the information  you would like. If you believe any of the  information is incorrect you may advise us of any  corrections  you believe  should be made.  To obtain a report or if you have any questions about our Privacy Policy, please write to us at  5Star  Enterprises,  909  North  Washington  Street,  Alexandria,  VA  22314
-Attention  Compliance  Department;  or call us at (800) 776-2322;  or visit our website at www.afba.com

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy  Policy will be provided to you  annually,  as long as you maintain  an ongoing  relationship  with us. This policy may change from time to time, but you can always view our current policy on our website at www.afba.com.
Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice  describes the Privacy  Policy of 5Star  Financial  LLC; 5Star Bank;
5Star Life Insurance Company;  AFBA 5Star Investment  Management Co.; AFBA 5Star
Funds and AFBA Five Star Securities Company.

                       This is not part of the prospectus.

Additional Information

A Statement of Additional  Information  (SAI)  contains  additional  information about the Funds and is  incorporated  by reference  into this  Prospectus.  This prospectus is also on the Funds'  website,  www.afba.com.  The Funds' annual and semi-annual  reports to shareholders  contain additional  information about each
Fund's  investments.  In the Funds'  annual report you will find a discussion of the market conditions and investment strategies that significantly affected each
Fund's  performance  during its last fiscal year.  You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.

You may obtain a free copy of these  documents by calling,  writing or e-mailing the Funds as shown below.  You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may  review  and copy  the SAI and  other  information  about  the  Funds by visiting  the SEC's  Public  Reference  Room in  Washington,  DC. You can obtain information  about  the  Public  Reference  Room by  calling  the  SEC at  (202)
551-8090.  Reports and other  information  about the Funds are  available on the
EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of this information  also  may be  obtained,  upon  payment  of a  duplicating  fee,  by electronic request at publicinfo@sec.gov,  or by writing to the Public Reference
Section of the SEC, Washington, DC 20549-0102.

AFBA 5Star FundsSM

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
www.afba.com

Shareholder Inquiries (888) 578-2733                      Investment Company Act
                                                                     file number
                                                                        811-8035

                       Prospectus dated [October 30], 2007

                               AFBA 5Star FundsSM
                       (Formerly, AFBA 5Star Fund, Inc.SM)

                              Institutional Series

        AFBA 5Star Mid Cap Value Fund (Formerly, AFBA 5Star Mid Cap Fund)
                            AFBA 5Star Small Cap Fund
                            AFBA 5Star Large Cap Fund
                           AFBA 5Star USA Global Fund
                            AFBA 5Star Balanced Fund
    AFBA 5Star Total Return Bond Fund (Formerly, AFBA 5Star High Yield Fund)
                      AFBA 5Star Science & Technology Fund

                                 Class I Shares

     Shares  of the Fund  have  not been  approved  or  disapproved  by the U.S.
Securities  and  Exchange  Commission  nor has the  Commission  passed  upon the adequacy of this Prospectus.  Any  representation  to the contrary is a criminal offense.

********************************************************************************
Prospectus dated [October 30], 2007

AFBA 5Star Funds

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
                           (THE "MANAGER")

                           SUB-ADVISERS:
                           DREMAN VALUE MANAGEMENT, L.L.C.
                           MARVIN & PALMER ASSOCIATES, INC.
                           FINANCIAL COUNSELORS, INC.
                           THE LONDON COMPANY
                           TRENDSTAR ADVISORS, LLC
                           BJURMAN, BARRY & ASSOCIATES

                           UNDERWRITER:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************

                                                                            Page
Information About the Funds
Investment Objectives and Principal Investment Strategies...................[__]
Principal Risk Factors......................................................[__]
Past Performance............................................................[__]
Fees and Expenses...........................................................[__]
Portfolio Holdings..........................................................[__]
Manager and Sub-Advisers....................................................[__]
Financial Highlights........................................................[__]
Information About Investing
How to Purchase Shares......................................................[__]
How to Redeem Shares........................................................[__]
Shareholder Services........................................................[__]
How Share Price is Determined...............................................[__]
Distributions and Taxes.....................................................[__]
Additional Policies About Transactions......................................[__]
Conducting Business with AFBA 5Star Funds...................................[__]

********************************************************************************
Investment  Objectives  and  Principal  Investment Strategies

The  investment  objectives  and the manner in which the Funds within AFBA 5Star
Funds (the "Trust") will pursue their objectives are set forth below.

The  Funds'  Manager  manages  the  Funds'  investment  process  by  evaluating, recommending  and monitoring the  sub-advisers of the Funds.  For the AFBA 5Star
Balanced  Fund  and the AFBA  5Star  Small  Cap  Fund,  the  Manager  employs  a multi-management  strategy to manage  each Fund's  assets by using more than one sub-adviser.  A multi-management strategy seeks to improve consistency of return over  time by  eliminating  reliance  on the  results  of a single  sub-adviser.
Therefore,  the Manager has allocated  Fund assets among  multiple  sub-advisers practicing  distinct  and  complementary  investment  strategies.  Because  each sub-adviser selects securities that reflect its specific investment  strategy, a multi-managed  Fund may be more  diversified  than an  individual  sub-adviser's portfolio.

o AFBA  5Star Mid Cap Value  Fund  (Formerly,  AFBA  5Star Mid Cap Fund) - seeks long-term  capital growth. To pursue its investment  objective,  the Fund, under normal circumstances,  invests at least 80% of its net assets in domestic equity securities (common stocks,  convertibles and warrants) issued by medium-sized or
"mid cap" companies.  The Fund considers a company to be a mid cap company if it has a market  capitalization  between $700 million and $8 billion at the time of purchase.

o AFBA 5Star  Small Cap Fund - seeks  long-term  capital  growth.  To pursue its investment objective, the Fund, under normal circumstances, invests at least 80%
of its net assets in domestic equity securities  issued by small  capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market  capitalization  of less  than  $2.5  billion  at the time of purchase or if the company's market  capitalization would place it in the lowest
20% of total  market  capitalization  of companies  that have equity  securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

o AFBA 5Star Large Cap Fund - seeks long-term  capital  appreciation.  To pursue its investment objective, the Fund, under normal circumstances, invests at least
80% of its net assets in large cap growth equity securities that the sub-adviser believes offer the prospect of long-term capital appreciation.  Large cap equity securities  generally  refer to  companies in the Russell  1000(R)Growth  Index, although  the Fund may invest in  securities  not  included  in the  Index.  The sub-adviser  generally  intends to purchase  securities of issuers with a market capitalization of $5 billion or more at the time of investment.

o AFBA 5Star USA Global Fund - seeks capital  growth.  To pursue its  investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common  stocks of  companies  based in the United  States that receive greater  than 40% of their  revenues or pre-tax  income  from  global  sales and operations.  The  international  operations of these U.S.- based  companies will provide investors with exposure to at least three foreign countries.

o AFBA 5Star  Balanced Fund - seeks both  long-term  capital  growth and current income.  To pursue its  investment  objectives,  the Fund  invests in a blend of domestic common stocks, preferred stocks,  convertible securities and core, high quality fixed income securities.

o AFBA 5Star  Total  Return Bond Fund  (formerly,  AFBA 5Star High Yield Fund) -
seeks current income with capital growth as a secondary objective. To pursue its investment  objectives,  the Fund, under normal circumstances,  invests at least
80% of its net assets in fixed income securities.

o AFBA 5Star Science & Technology  Fund - seeks  long-term  capital  growth.  To pursue its investment objective,  the Fund, under normal circumstances,  invests at least 80% of its net  assets  in common  stocks  and  other  domestic  equity securities  (including  convertibles  and  warrants)  of  companies  expected to benefit from the development, advancement, and use of science and technology.

[Begin Callout] Market Capitalization:
How  much a  company  is  considered  to be  worth.  It  equals  the  number  of outstanding shares times the share price. [End Call out]

Each Fund's principal investment strategies are described below:

o AFBA 5Star Mid Cap Value Fund - focuses on  securities  that are  undervalued, but have favorable prospects for appreciation. The sub-adviser's stock selection process encompasses  screening for stocks of mid-cap companies with below market price-to-earnings  ratios  that are  financially  solid and  comparisons  of the company's  stock price to its book value,  cash flow and yield.  The sub-adviser analyzes  individual  companies to identify those that are financially sound and appear to have strong potential for long-term capital  appreciation and dividend growth. The sub-adviser  assembles the Mid Cap Value Fund's portfolio from among the most  attractive  stocks,  drawing on an analysis of economic  outlooks  for various sectors and industries.

o AFBA 5Star Small Cap Fund - targets small cap companies.  The Small Cap Fund's assets are allocated to three sub-advisers as follows:  approximately 40% of the
Fund's assets to TrendStar Advisors, LLC ("TrendStar"); approximately 40% of the
Fund's assets to Bjurman, Barry & Associates ("Bjurman");  and approximately 20%
of the Fund's assets to The London Company ("London Co.").

For its portion of the Fund's portfolio,  TrendStar identifies smaller companies that exhibit  consistent or predictable  cash generation  and/or are expected to benefit from long-term industry or technological  trends.  TrendStar then select securities  based on: 1)  fundamental  analysis of  industries  and the economic
cycle;  2)  analysis  of  company-specific   factors  such  as  product  cycles,
management, etc.; and 3) rigorous valuation analysis.

With respect to the portion of the Fund managed by Bjurman,  Bjurman's  strategy utilizes  various  models to screen the stock  universe of small  companies with market capitalizations below $2.5 billion to identify attractively priced stocks with the best growth prospects.  Based on its outlook of GDP growth,  inflation, interest rates,  and corporate  profitability,  Bjurman  identifies the economic sectors  and  industries  expected  to  perform  the best over the next 12 to 18 months.  The most  attractive  issues are then  screened  by industry to further narrow the list of candidates.  Fundamental analysis is then employed to produce a portfolio of stocks in the most promising sectors of the economy.  Bjurman may sell a security  if it: has fallen 15% from its recent  high or cost;  loses its earnings  momentum;  is no longer  undervalued;  or is in an industry that is no longer expected to perform well.

With respect to London Company's  portion of the Fund, London Company utilizes a bottom-up  approach  in its  security  selection  for the  Fund and  focuses  on selecting  securities  of companies  that are  profitable,  financially  stable, qualify companies that consistently  generate free cash flow and high returns on unleveraged  operating  capital,  trade at  rational  valuations  and are run by shareholder-oriented management.

o AFBA 5Star Large Cap Fund - The sub-adviser uses a proprietary  relative price strength  model  and  focused  fundamental  research  as part  of a  three  step investment  process to identify large cap stocks that the  sub-adviser  believes have rising earnings  expectations.  First, the sub-adviser relies on a relative price strength model that is focused on long term trends to analyze  sectors and individual  stocks  based on  relative  price  movement.  Companies  that can be categorized  as having  positive  price  strength,  i.e.  leading the benchmark, become the focus of fundamental analysis by the portfolio managers.  Second, the sub-adviser uses fundamental  analysis to evaluate particular sectors and stocks identified  as  having  positive  price  strength  based on the  results  of the relative  price  strength  model.  The  sub-adviser  analyzes  growth trends and competitive  dynamics,  including an analysis of the outlook for prices,  costs, and  volumes  for  the  industry's  key  players.  At  the  company  level,  the sub-adviser looks for superior,  sustainable  long-term growth.  The sub-adviser evaluates  three  primary  factors to predict  the  long-term  growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the  company,  the  company's  competitive  advantage,  and  the  company's  key competitors),  management  quality  and  balance  sheet  quality  (for  example, sufficient  internal  capital  generation  to  grow  the  company  and  risk  of bankruptcy).  Third, the sub-adviser applies the results of steps one and two to construct  the Fund's  portfolio by setting  sector  allocations  and  selecting stocks.  No stock can be  purchased  unless it has passed the first two steps of the investment  process.  The sub-adviser  uses a target range of stocks (35-55)
and a minimum  position size of 0.25% of the Fund's portfolio for each portfolio security  purchased.  The Fund may  participate as a purchaser in initial public offerings of  securities  (an "IPO").  An IPO is a company's  first  offering of stock  to the  public.  The  Fund may also  purchase  securities  of  unseasoned issuers.

o AFBA 5Star USA Global Fund - The sub-adviser uses a proprietary relative price strength  model  and  focused  fundamental  research  as part  of a  three  step investment process to identify stocks that the sub-adviser  believes have rising earnings  expectations.  First,  the  sub-adviser  relies  on a  relative  price strength  model  that is  focused on long term  trends to  analyze  sectors  and individual  stocks  based on  relative  price  movement.  Companies  that can be categorized  as having  positive  price  strength,  i.e.  leading the benchmark, become the focus of fundamental analysis by the portfolio managers.  Second, the sub-adviser uses fundamental  analysis to evaluate particular sectors and stocks identified  as  having  positive  price  strength  based on the  results  of the relative  price  strength  model.  The  sub-adviser  analyzes  growth trends and competitive  dynamics,  including an analysis of the outlook for prices,  costs, and  volumes  for  the  industry's  key  players.  At  the  company  level,  the sub-adviser looks for superior,  sustainable  long-term growth.  The sub-adviser evaluates  three  primary  factors to predict  the  long-term  growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the  company,  the  company's  competitive  advantage,  and  the  company's  key competitors),  management  quality  and  balance  sheet  quality  (for  example, sufficient  internal  capital  generation  to  grow  the  company  and  risk  of bankruptcy).  Third, the sub-adviser applies the results of steps one and two to construct  the Fund's  portfolio by setting  sector  allocations  and  selecting stocks.  No stock can be  purchased  unless it has passed the first two steps of the investment  process.  The sub-adviser  uses a target range of stocks (35-55)
and a minimum  position size of 0.25% of the Fund's portfolio for each portfolio security  purchased.  The Fund may  participate as a purchaser in initial public offerings of  securities  (an "IPO").  An IPO is a company's  first  offering of stock  to the  public.  The  Fund may also  purchase  securities  of  unseasoned issuers.

o AFBA 5Star Balanced Fund - invests in a combination of domestic common stocks, preferred stocks,  convertible  securities and high quality domestic  corporate, agency  and  governmental  bonds.  The  Fund  may  also  invest  mortgage-backed securities,  asset-backed securities and yankee bonds. The Fund may invest up to
10% of its assets in high yield bonds. The allocation of assets invested in each type of  security  is designed to balance  yield  income and  long-term  capital appreciation with reduced volatility of returns.  The Fund expects to change its allocation mix over time based on the Manager's view of economic  conditions and underlying  security  values.  Under  normal  circumstances,  the  Manager  will allocate at least 25% of the Fund's  assets to a  sub-adviser  to be invested in equity  securities  and at least 25% to a  sub-adviser  to be  invested  in debt securities.  Many of the Fund's  common  stock  investments  are expected to pay dividends.

The London  Company  manages  the equity  portion  of the Fund's  portfolio  and
Financial Counselors Inc. ("FCI") manages the fixed income portion of the Fund's portfolio.  London  Company  utilizes  a  bottom-up  approach  in  its  security selection for the equity segment of the Fund and focuses on selecting securities of companies that have demonstrated  market  dominance,  have low business risk, continue to have solid  long-term  growth  prospects  and have  averaged  15% or
greater   internal   growth.   In  addition,   London   Company   further  makes
determinations  regarding  stock  selection by  considering  companies that have shareholder-oriented management that have a history of aligning with shareholder interest through stock incentives,  insider buying and corporate buy-backs.  FCI will use its core fixed income  philosophy to manage the fixed income segment of the Fund.  FCI's  core  fixed  income  philosophy  focuses  on  higher  quality, intermediate  term fixed income securities that can produce  attractive  results for  investment  with a focus on  downside  protection.  FCI  applies a reasoned approach to fixed-income  management  which is based on continuous  analysis and assessment  of the  variables  that  influence  bond  prices.  FCI will use this proprietary approach that combines economic momentum,  inflationary expectations and technical  factors to evaluate  interest rate changes in order to manage the duration of the  portfolio  in an effort to  mitigate  risk and  maximize  total return.

o AFBA 5Star  Total  Return  Bond Fund  (formerly  AFBA 5Star High Yield Fund) -
invests  primarily in high quality domestic  corporate,  agency and governmental bonds. The Fund may also invest in mortgage-backed,  asset-backed securities and yankee  bonds.  The Fund may invest up to 10% of its assets in high yield bonds.
The  sub-adviser  will use its core fixed income  philosophy to manage the fixed income  segment of the Fund.  The  sub-adviser's  core fixed  income  philosophy focuses on higher quality,  intermediate  term fixed income  securities that can produce attractive  results for investment with a focus on downside  protection.
The sub-adviser's  applies a reasoned approach to fixed-income  management which is based on continuous  analysis and  assessment of the variables that influence bond prices. The sub-adviser's will use this proprietary  approach that combines economic momentum,  inflationary  expectations and technical factors to evaluate interest  rate  changes in order to manage the  duration of the  portfolio in an effort to mitigate risk and maximize total return.

o AFBA 5Star  Science & Technology  Fund - selects  stocks that the  sub-adviser believes have  prospects for  above-average  earnings  growth based on intensive
fundamental   research.   Portfolio   holdings   can  range  across  all  market
capitalizations of companies that are active in the development,  production, or distribution of products and services in the science and technology  industries.
The Fund may also invest in companies  that are likely to benefit from  specific technological  advances.  The Fund focuses on technology and  healthcare-related companies  which,  in the  sub-adviser's  opinion,  have  sustainable  long-term business models,  as well as companies that are likely to benefit from long-term trends  identified  by the  sub-adviser.  Some of the  industries  likely  to be represented in the Fund's portfolio are:

o    Electronics, including hardware, software and components;
o    Communications;
o    E-commerce;
o    Information;
o    Media;
o    Life sciences and healthcare;
o    Environmental services;
o    Chemicals and synthetic materials; and
o    Defense and aerospace.

Investment Style and Turnover - The sub-advisers,  other than the sub-adviser of the Large Cap and USA Global Funds, normally do not engage in active or frequent trading of the Funds'  investments.  Instead,  to reduce  turnover of the Funds'
holdings,  each sub-adviser's general strategy is to purchase securities for the
Funds  based upon what the  sub-adviser  believes  are  long-term  trends.  This strategy  also helps  reduce the  impact of trading  costs and tax  consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions  being made as ordinary income rather than capital gains.

With respect to the Large Cap and USA Global Funds,  the  sub-adviser may engage in active and frequent trading,  resulting in high portfolio turnover.  This may lead to the realization and distribution to shareholders of higher capital gains
(possibly including short-term capital gains which are taxed at the same rate as ordinary dividends),  increasing their tax liability.  Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

A sub-adviser may sell a Fund's investments for a variety of reasons, such as to
secure   gains,   limit  losses  or  reinvest  in  more   promising   investment
opportunities.

Temporary  Investments - The Funds  generally  hold some cash,  short-term  debt obligations,  government  securities or high quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when a Fund  attempts  to respond to adverse  market,  economic,  political  or other conditions  by  investing  up to 100% of its  assets  in  such  investments  for temporary  defensive  purposes.  During those times,  a Fund will not be able to pursue or achieve its primary investment  objective and, instead,  will focus on preserving its assets.  Also, keep in mind that a temporary  defensive  strategy still has the potential to lose money.

Investment Objective and Policy Changes - The investment objectives and policies described  above  indicate  how the Funds are  managed.  Each Fund's  investment objective  is  non-fundamental,  which  means it may be  changed by the Board of
Trustees of the Trust without shareholder  approval.  Each Fund (except the AFBA
5Star  Balanced  Fund)  will  notify  shareholder  at least 60 days prior to any change in its policy of investing at least 80% of its net assets in the types of securities set forth above in each Fund's 80% policy.

********************************************************************************

[Begin Callout] Diversification: A technique to reduce the risks inherent in any
investment  by  investing  in  a  broad  range  of  securities   from  different
industries, locations or asset classes. [end Callout]

Principal Risk Factors
--------------------------------------------------------------------------------

Market Risks - Equity  securities  are subject to market,  economic and business risks that will  cause  their  prices to  fluctuate  over time.  Since the Funds
(except the AFBA 5Star Total Return Bond Fund) are  normally  invested in equity securities,  the value of these  Funds  will  likely go up and down.  As with an investment  in any  mutual  fund,  there is a risk that you could  lose money by investing in the Funds.

A Fund's success depends largely on a sub-adviser's  ability to select favorable investments.  Also,  different  types of  investments  shift in and out of favor depending  on market and economic  conditions.  For  example,  at various  times stocks  will be more or less  favorable  than  bonds,  and  small cap or mid cap company  stocks will be more or less  favorable  than large cap company  stocks.
Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

Debt  Risks - The  yields  and  principal  values of debt  securities  will also fluctuate.  Generally,  values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt  securities tend to go down and vice versa.  Furthermore,  these  fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks - The AFBA 5Star  Balanced  and AFBA 5Star High Yield Funds may
invest a small  portion  of their  assets in  lower-rated,  high-yielding  bonds
(commonly  known as "junk bonds").  These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt  security  will fail to make timely  payments of principal or interest to
the  Funds.   Lower-rated  securities  may  be  issued  by  companies  that  are restructuring,  are smaller and less  creditworthy  or are more highly  indebted than  other  companies.  Lower-rated  securities  also tend to have less  liquid markets than higher-rated securities.  In addition, market prices of lower-rated bonds tend to react more  negatively to adverse  economic or political  changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

International  Risks - International  investing poses  additional  risks such as currency fluctuation,  political instability,  less government regulation,  less publicly available information,  limited trading markets and greater volatility.
However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the  United  States  and  denominated  in U.S.  dollars.  Although  this type of investment is not considered direct foreign investment,  the U.S. companies with substantial  foreign  operations  in which this Fund  normally  invests  will be exposed to risks  inherent in foreign  investments.  As a  shareholder  in these companies,  the Fund, and in turn, the Fund's  shareholders,  will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The
AFBA  5Star  Mid Cap  Value,  AFBA  5Star  Small  Cap and AFBA  5Star  Science &
Technology   Funds  may  also  invest  in  U.S.   companies   with   substantial
international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain  international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign  companies  that are  traded on U.S.  stock  exchanges.  The AFBA  5Star
Balanced  Fund and the AFBA  5Star  High  Yield  Fund may also  invest in yankee bonds. The Funds do not intend to buy securities of foreign  companies  directly through  foreign  stock  exchanges.  ADRs are  typically  certificates  that are publicly  traded in the United  States and  represent  ownership  in  underlying foreign securities. Investing in foreign companies, even indirectly through ADRs or yankee  bonds,  may involve the same  inherent  foreign  risks,  as described above. These risks can increase the potential for losses in the Fund.

Mid Cap Company  Risks - The AFBA 5Star Mid Cap Value Fund invests  primarily in mid cap  companies.  Generally,  mid cap companies  may have more  potential for growth than large cap companies.  Investing in mid cap companies,  however,  may involve  greater risks than investing in large cap companies.  Mid cap companies
may  not  have  the  management   experience,   financial   resources,   product
diversification or competitive strengths of large cap companies, and, therefore, their  securities  may be more  volatile  than the  securities  of larger,  more established  companies.  An  investment  in the  Fund may be more  suitable  for long-term investors who are willing to bear the risk of these fluctuations.  Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap  company  stocks.  Because of this,  if the Fund wants to sell a large quantity of a mid cap company's  stock it may have to sell at a lower price than the sub-adviser  might prefer, or it may have to sell in small quantities over a period  of time.  The  Fund's  sub-adviser  attempts  to  minimize  this risk by investing in stocks that are readily bought and sold.

Small Cap Company  Risks - The AFBA 5Star Small Cap Fund  invests  primarily  in small cap companies.  Investments in small cap companies  often involve  greater risks than  investing in large cap companies.  These  companies may not have the
management   experience,   financial  resources,   product   diversification  or
competitive  strengths of large cap  companies.  As a result,  the securities of small cap companies may be more  volatile  than the  securities of larger,  more established companies.  Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  The Fund tries to minimize  volatility by  diversifying  in terms of companies and  industries.
Small cap  company  stocks  tend to be bought and sold less often and in smaller amounts  than large cap company  stocks.  Because of this,  if the Fund wants to sell a large  quantity of a small cap  company's  stock it may have to sell at a lower price than the sub-advisers  might prefer, or it may have to sell in small quantities over a period of time. The Fund's  sub-advisers  try to minimize this risk by investing in stocks that are readily bought and sold.

Large Cap  Company  Risks - The AFBA 5Star Large Cap Fund and the AFBA 5Star USA
Global Fund invests primarily in large cap companies.  Larger,  more established companies may be unable to respond quickly to new competitive challenges such as changes  in  consumer  tastes  or  innovative  smaller  competitors.  Large  cap companies  are  also  sometimes  unable  to  attain  the  high  growth  rates of successful, small cap companies,  especially during extended periods of economic expansion.

Sector  Risks - Since the AFBA  5Star  Science &  Technology  Fund is focused on science and technology  related  industries,  it is more concentrated than stock funds invested in a broader range of  industries.  The AFBA 5Star Small Cap Fund may  also at  times  invest  significantly  in  technology  related  industries.
Companies in the rapidly  changing  fields of science and technology  often face unusually  high  price  volatility,  both in  terms  of gains  and  losses.  The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising
may  not  prove  commercially  successful  or  may  become  obsolete.   Earnings
disappointments  can result in sharp price  declines.  In  addition,  technology industries  can be affected by competition  from new market  entrants as well as developing government  regulations and policies.  The level of risk will rise to the  extent  that a Fund has  significant  exposure  to  smaller  or  unseasoned companies (those with less than a three-year  operating history),  which may not have established products or more experienced  management.  Therefore,  the AFBA
5Star  Science &  Technology  Fund is likely to be more  volatile,  and the AFBA
5Star Small Cap Fund, to the extent it focuses on technology related industries, may  be  more  volatile  than a fund  that  does  not  invest  significantly  in technology related industries.

Mortgage-Backed and Asset-Backed Securities Risks - The AFBA 5Star Balanced Fund
and  AFBA  5Star  Total  Return  Bond  Fund  invest  in  mortgage-   backed  and
asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the  principal  owed to the issuer.
If prepayment  occurs,  a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

IPO Risks - The AFBA 5Star Large Cap Fund and the AFBA 5Star USA Global Fund may
invest  in  initial  public  offerings  ("IPOs").  IPO risk is the risk that the market value of IPO shares will fluctuate  considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited  information about the issuer. The purchase of
IPO shares may involve high transaction  costs. IPO shares are subject to market risk and  liquidity  risk.  When a Fund's  asset  base is small,  a  significant portion of the Fund's  performance could be attributable to investments in IPOs, because  such  investments  would have a  magnified  impact on the Fund.  As the
Fund's assets grow,  the effect of the Fund's  investments in IPOs on the Fund's performance  probably will decline,  which could reduce the Fund's  performance.
Because of the price  volatility of IPO shares,  the Fund may choose to hold IPO shares for a very short  period of time,  which may increase the turnover of the
Fund's  portfolio  and may  lead to  increased  expenses  to the  Fund,  such as commissions and transaction costs. In addition, the sub-adviser cannot guarantee continued access to IPOs.

More  Information  About  the  Funds'  Investments  - The  Funds'  Statement  of
Additional  Information  contains more information about the particular types of securities in which the Funds invest.

********************************************************************************
Past Performance

The performance  information shown on the following pages provides an indication of the risks of  investing in the Funds.  The bar charts show the total  returns for Class I Shares of each Fund for each full calendar  year since  commencement of  operations.  The tables show each Fund's  average annual returns for certain periods  compared  with those of relevant,  widely  recognized  benchmarks.  The returns  assume that all  dividends and capital  gains  distributions  have been reinvested in new shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal  income  tax rates  and do not  reflect  the  impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not  relevant if you hold your shares  through  tax-deferred arrangements,  such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of
Fund  shares may be higher  than the return  before  taxes and the return  after taxes on  distributions.  The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient  capital gains of the same  character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss. A Fund's past performance  (both before and after taxes) is not  necessarily  an indication of how a Fund will perform in the future.

********************************************************************************
AFBA 5Star Mid Cap Value Fund

Annual Total Return as of December 31 of Each Year

        2003                       43.92%
        2004                       15.94%
        2005                       13.23%
        2006                        5.38%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 22.91%
Worst Quarter: Quarter Ended June 30, 2006 = (8.35%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Annualized Total
                                                                                         1 Year     Return Since Inception (1)
-------------------------------------------------------------------------------------- ----------- ---------------------------------
AFBA 5Star Mid Cap Value Fund

Return before taxes...................................................................... 5.38%            10.66%

Return after taxes on distributions...................................................... 5.24%            10.56%

Return after taxes on distributions and sale of shares................................... 3.68%             9.26%

S&P 400 Mid Cap Index  (reflects  no  deduction  for fees,  expenses  or taxes)(2)...... 10.26%            10.26%

Lipper Mid Cap Fund Index  (reflects no deduction for fees,  expenses or taxes)(3....... 12.02%             8.85%

Russell 2500 Value Index  (reflects no deduction  for fees,  expenses or taxes)(4)...... 20.56%            11.22%
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = May 1, 2002.

     (2)  The   S&P   400   Mid   Cap    Index   is   an    unmanaged,    market
          capitalization-weighted  index  of  400  medium-capitalization  stocks designed to measure the mid-size company segment of the U.S.  markets.
          The index  reflects the  reinvestment  of dividends and capital gains, but does not reflect the deduction of any investment  management fees.
          It is not  possible to invest  directly in an index.  The Fund may not disclose this benchmark performance information in the future.

     (3)  The Lipper Mid Cap Fund Index is comprised  of mutual  funds that,  by portfolio  practice,  invest  at least 75% of their  equity  assets in companies with market  capitalization (on a three-year weighted basis)
          of less than 300% of the dollar-weighted  median market capitalization of the S&P Mid Cap 400 Index.  These funds have  latitude with respect to the valuations  (price-to-earnings,  price-to-book,  and three-year earnings  growth) of the  securities in their  portfolio and may alter their portfolio style over time. The performance of the Lipper Mid Cap
          Fund Index reflects the  reinvestment  of dividends and capital gains, but does not reflect the deduction of any investment  management fees.
          It is not possible to invest directly in an index.

     (4)  Effective July 16, 2007, the Fund's  benchmark  index changed from the
          S&P 400 Mid Cap Index to the  Russell  2500 Value  Index.  The Manager
          believes this benchmark index more appropriately reflects the types of securities  held in the  portfolio  and provides the best  comparative performance  information.  The Russell  2500 Value Index  measures the performance  of  companies  in  the  Russell  2500  Index  with  lower
          price-to-book   ratios  and  lower  forecasted   growth  values.   The
          performance of the Russell 2500 Value Index reflects the  reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management fees. It is not possible to invest directly in an index.

*************************************************************************************
AFBA 5Star Small Cap Fund

Annual Total Return as of December 31 of Each Year

        2002                      (26.35%)
        2003                       51.41%
        2004                       23.71%
        2005                        1.01%
        2006                       13.35%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 30.88%
Worst Quarter: Quarter Ended September 30, 2002 = (22.78%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Total Return
                                                                                        1 Year    5 Years      Since Inception(1)
------------------------------------------------------------------------------------- ---------  ---------  ------------------------
AFBA 5Star Small Cap Fund

Return before taxes.................................................................... 13.35%      9.57%             13.18%

Return after taxes on distributions.................................................... 13.00%      9.47%             13.08%

Return after taxes on distributions and sale of shares.................................. 9.12%      8.32%             11.57%

S&P 600 Small Cap Index  (reflects no  deduction  for fees, expenses or taxes)(2)...... 15.07%     12.44%             15.10%

Lipper  Small Cap Fund Index  (reflects  no  deduction  for  fees, expenses or
 or taxes)(3).......................................................................... 14.64%      9.91%             11.82%

Russell 2000 Growth Index  (reflects no deduction for fees, expenses or taxes)(4)...... 13.34%      6.35%              9.05%
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = October 15, 2001.

     (2)  The  S&P  600  Small  Cap  Index  is  a  market  value-weighted  index consisting of 600 domestic  stocks chosen for market size,  liquidity, and industry  group  representation.  The  performance  of the S&P 600
          Small Cap Index  reflects the  reinvestment  of dividends  and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.  The Fund may not disclose this benchmark performance information in the future.

     (3)  The Lipper Small Cap Fund Index is comprised of the top 25-30  managed mutual funds that, by portfolio practice, invest at least 75% of their
          equity  assets  in  companies  with  market   capitalizations   (on  a
          three-year  weighted  basis)  less  than  250% of the  dollar-weighted median of the smallest 500 of the middle 1,000  securities  of the S&P
          SuperComposite  1500 Index.  The index  reflects the  reinvestment  of dividends and capital gains, but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

     (4)  Effective July 16, 2007, the Fund's  benchmark  index changed from the
          S&P 600 Small Cap Index to the Russell 2000 Growth Index.  The Manager
          believes this benchmark index more appropriately reflects the types of securities  held in the  portfolio  and provides the best  comparative performance information. The Russell 2000 Growth Index is comprised of securities  in  the  Russell  2000  Index  with  higher  than  average price-to-book  ratios and forecasted  growth values.  The Russell 2000
          Index is an unmanaged  index  comprised  of the 2,000  smallest of the
          3,000  largest  U.S.  companies  based on market  capitalization.  The performance of the Russell 2000 Growth Index reflects the reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment  management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Large Cap Fund

Annual Total Return as of December 31 of Each Year

        1998                        6.37%
        1999                       13.23%
        2000                       20.18%
        2001                      (15.08%)
        2002                      (25.61%)
        2003                       30.09%
        2004                        7.82%
        2005                        1.79%
        2006                       10.16%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 20.10%
Worst Quarter: Quarter Ended September 30, 2001 = (20.03%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Total Return
                                                                                        1 Year    5 Years      Since Inception(1)
------------------------------------------------------------------------------------- ---------  ---------  ------------------------
AFBA 5Star Large Cap Fund

Return before taxes.................................................................... 10.16%      3.19%             4.88%

Return after taxes on distributions.................................................... 10.16%      3.17%             4.71%

Return after taxes on distributions and sale of shares................................. 6.61%       2.72%             4.15%

S&P 500 Index  (reflects no deduction  for fees,  expenses or taxes)(2)................ 15.61%      6.10%             7.18%

Russell  1000 Growth Index  (reflects no deduction  for fees, expenses or taxes)(3).... 9.04%       1.60%             3.22%
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = June 3, 1997.

     (2)  The S&P 500  Index is a  capitalization-weighted  index  of 500  large capitalization  stocks  which is  designed to measure  broad  domestic securities  markets.  The index reflects the reinvestment of dividends and  capital  gains,  but  does  not  reflect  the  deduction  of  any investment  management  fees. It is not possible to invest directly in an  index.  The  Fund  may not  disclose  this  benchmark  performance information in the future.

     (3)  Effective July 16, 2007, the Fund's  benchmark  index changed from the
          S&P 500 Index to the Russell 1000 Growth Index.  The Manager  believes
          this  benchmark  index  more  appropriately   reflects  the  types  of
          securities  held in the  portfolio  and provides the best  comparative performance  information.  The Russell 1000 Growth Index  measures the performance  of  companies  in the  Russell  1000  Index  with  higher price-to-book  ratios and higher forecasted growth values. The Russell
          1000  Index  measures  the  performance  of  the  1,000  largest  U.S.
          companies  in the Russell  3000 Index based on market  capitalization.
          The  performance  of  the  Russell  1000  Growth  Index  reflects  the reinvestment of dividends and capital gains,  but does not reflect the deduction of any  investment  management  fees.  It is not possible to invest directly in an index.

*************************************************************************************
AFBA 5Star USA Global Fund

Annual Total Return as of December 31 of Each Year

        1998                        8.10%
        1999                       32.15%
        2000                        8.73%
        2001                      (10.53%)
        2002                      (27.01%)
        2003                       37.50%
        2004                        6.62%
        2005                        4.11%
        2006                       11.54%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended December 31, 1999 = 19.48%
Worst Quarter: Quarter Ended September 30, 2002 = (21.91%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Total Return
                                                                                        1 Year    5 Years      Since Inception(1)
------------------------------------------------------------------------------------- ---------  ---------  ------------------------
AFBA 5Star USA Global Fund

Return before taxes.................................................................... 11.54%      4.44%             6.20%

Return after taxes on distributions.................................................... 11.54%      4.41%             6.03%

Return after taxes on distributions and sale of shares.................................. 7.50%      3.80%             5.35%

S&P 500 Index  (reflects no deduction  for fees,  expenses or taxes)(2)................ 15.61%      6.10%             7.18%

Russell  1000 Growth Index  (reflects no deduction  for fees, expenses or taxes)(3)..... 9.04%      1.60%             3.22%
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = June 3, 1997.

     (2)  The S&P 500  Index is a  capitalization-weighted  index  of 500  large capitalization  stocks  which is  designed to measure  broad  domestic securities markets.  The performance of the S&P 500 Index reflects the reinvestment  of dividends  and capital gains but does not reflect the deduction of any  investment  management  fees.  It is not possible to invest directly in an index.  The Fund may not disclose this benchmark performance information in the future.

     (3)  Effective July 16, 2007, the Fund's  benchmark  index changed from the
          S&P 500 Index to the Russell 1000 Growth Index.  The Manager  believes
          this  benchmark  index  more  appropriately   reflects  the  types  of
          securities  held in the  portfolio  and provides the best  comparative performance  information.  The Russell 1000 Growth Index  measures the performance  of  companies  in the  Russell  1000  Index  with  higher price-to-book  ratios and higher forecasted growth values. The Russell
          1000  Index  measures  the  performance  of  the  1,000  largest  U.S.
          companies  in the Russell  3000 Index based on market  capitalization.
          The  performance  of  the  Russell  1000  Growth  Index  reflects  the reinvestment of dividends and capital gains,  but does not reflect the deduction of any  investment  management  fees.  It is not possible to invest directly in an index.

*********************************************************************************
AFBA 5Star Balanced Fund

Annual Total Return as of December 31 of Each Year

        1998                  (0.38%)
        1999                   6.67%
        2000                  11.18%
        2001                   2.50%
        2002                 (14.83%)
        2003                  26.48%
        2004                  13.99%
        2005                   5.58%
        2006                  15.87%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003= 13.50%
Worst Quarter: Quarter Ended September 30, 2001= (13.52%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Total Return
                                                                                        1 Year    5 Years      Since Inception(1)
------------------------------------------------------------------------------------- ---------  ---------  ------------------------
AFBA 5Star Balanced Fund

Return before taxes.................................................................... 15.87%      8.48%             7.46%

Return after taxes on distributions.................................................... 14.58%      7.22%             6.05%

Return after taxes on distributions and sale of shares................................. 10.54%      6.57%             5.59%

S&P 500 Index (reflects no deductions for fees,  expenses or taxes)(2)................. 15.61%      6.10%             7.18%

Lipper  Balanced Fund Index (reflects no deduction for fees, expenses or taxes)(3)..... 11.60%      6.51%             6.94%
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = June 3, 1997.

     (2)  The S&P 500  Index is a  capitalization-weighted  index  of 500  large capitalization  stocks  which is  designed to measure  broad  domestic securities  markets.  The index reflects the reinvestment of dividends and  capital  gains,  but  does  not  reflect  the  deduction  of  any investment  management  fees. It is not possible to invest directly in an index.

     (3)  The Lipper  Balanced Fund Index is an unmanaged index and includes the
          30  largest  mutual  funds  whose  primary  objective  is to  conserve principal  by  maintaining  at all times a balanced  portfolio of both stocks and bonds. Typically the stock/bond ratio of funds in the index
          ranges  around  60%/40%.   The  index  reflects  the  reinvestment  of
          dividends and capital gains, but does not reflect the deduction of any investment  management  fees. It is not possible to invest directly in an index.

********************************************************************************
 AFBA 5Star Total Return Bond Fund

Annual Total Return as of December 31 of Each Year

        1998                       (5.98%)
        1999                        2.32%
        2000                        7.71%
        2001                        9.95%
        2002                        2.48%
        2003                       20.23%
        2004                        8.39%
        2005                       (1.12%)
        2006                        8.78%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 8.51%
Worst Quarter: Quarter Ended September 30, 1998 = (6.27%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Total Return
                                                                                        1 Year    5 Years      Since Inception(1)
------------------------------------------------------------------------------------- ---------  ---------  ------------------------

AFBA 5Star Total Return Bond Fund

Return before taxes..................................................................... 8.78%      7.51%             5.99%

Return after taxes on distributions..................................................... 6.61%      5.40%             3.39%

Return after taxes on distributions and sale of shares.................................. 5.89%      5.19%             3.48%

Merrill  Lynch High Yield Bond Index  (reflects  no deduction for fees, expenses
 or taxes)(2).......................................................................... 11.64%      9.84%             6.67%

Lipper  High Yield  Fund Index  (reflects  no  deduction  for fees, expenses
 or taxes)(3).......................................................................... 10.18%      9.08%             4.83%

[TO BE PROVIDED IN 485(b) FILING:]
Lehman Brothers Government Corporate Bond Index (reflects no deduction for fees,
 expenses or taxes)(4)................................................................. [____]%     [____]%            [____]%(4)
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = June 3, 1997.

     (2)  The  Merrill  Lynch  High  Yield  Bond  Index  is an  unmanaged  index comprised  of over 1,200 high yield bonds  representative  of the high yield bond market as a whole.  The index reflects the  reinvestment of dividends  and capital  gains,  but does not reflect the  deduction of management  fees.  It is not possible to invest  directly in an index.
          The Fund may not disclose this benchmark performance in the future.

     (3)  The  Lipper  High Yield  Fund  Index is a widely  recognized  index of mutual  funds that invest  primarily  in high yield  bonds.  The index reflects the reinvestment of dividends and capital gains, but does not reflect the  deduction of any  investment  management  fees. It is not possible  to invest  directly in an index.  The Fund may not  disclose this benchmark performance in the future.

     (4)  [TO BE PROVIDED IN 485(b) FILING:]  Effective  October [__], 2007, the
          Fund's  benchmark index changed from the Merrill Lynch High Yield Bond
          Index to the Lehman  Brothers  Government  Corporate  Bond Index.  The
          Manager believes this benchmark more appropriately  reflects the types of  securities  held in the  portfolio  since  the  Fund  changed  its investment  objective  and policies and provides the best  comparative performance information. The Lehman Brothers Government Corporate Bond
          Index is an unmanaged index comprised of all bonds that are investment grade and have at least one year to maturity.  The  performance of the
          Lehman   Brothers   Government   Corporate  Bond  Index  reflects  the
          reinvestment of dividends and capital gains,  but does not reflect the deduction of any  investment  management  fees.  It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Science & Technology Fund

Annual Total Return as of December 31 of Each Year

        2002                      (38.79%)
        2003                       63.38%
        2004                       11.65%
        2005                        6.61%
        2006                       11.71%

[TO BE PROVIDED IN 485(b) FILING:]
Year-to-Date Return as of September 30, 2007 = [_____]%
Best Quarter: Quarter Ended June 30, 2003 = 29.29%
Worst Quarter: Quarter Ended June 30, 2002 = (30.93%)

Average Annual Total Return as of December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Annualized Total Return
                                                                                        1 Year    5 Years      Since Inception(1)
------------------------------------------------------------------------------------- ---------  ---------  ------------------------
AFBA 5Star Science & Technology Fund

Return before taxes.................................................................... 11.71%      5.86%              8.33%

Return after taxes on distributions.................................................... 10.69%      5.45%              7.93%

Return after taxes on distributions and sale of shares.................................. 8.71%      4.93%              7.11%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)................... 15.61%     6.10%               7.18%

Lipper  Science  &  Technology   Fund  Index  (reflects  no deduction for fees,
 expenses or taxes)(3).................................................................. 6.72%      0.76%              3.07%
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Inception date of the Fund = October 12, 2001.

     (2)  The S&P 500  Index is a  capitalization-weighted  index  of 500  large capitalization  stocks  which is  designed to measure  broad  domestic securities markets.  The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains,  but does not reflect the deduction of any  investment  management  fees.  It is not possible to invest directly in an index.

     (3)  The  Lipper   Science  &  Technology   Fund  Index  is  an  unmanaged,
          equally-weighted  performance  index of the largest  qualifying mutual funds  (based on net  assets) in the  Lipper  Science  and  Technology classification.  There  are  currently  30 funds  represented  in this index.  The index reflects the  reinvestment  of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.

                                AFBA        AFBA        AFBA        AFBA        AFBA        AFBA        AFBA
                                5Star                               5Star                   5Star       5Star
                                Mid Cap     5Star       5Star       USA         5Star       Total       Science &
                                Value       Small Cap   Large Cap   Global      Balanced    Return      Technology
                                Fund        Fund        Fund        Fund        Fund        Bond Fund   Fund
------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ------------
Shareholder Fees

(fees paid directly from your
 investment)

Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price) ...................... None        None        None        None        None        None        None

Maximum Deferred Sales
  Charge (Load)................ None        None        None        None        None        None        None

Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends......... None        None        None        None        None        None        None

Redemption Fee (as a
  percentage of amount
  redeemed for shares held
  less than 60 days
  payable to the Fund)(1)..... 2.00%       2.00%       2.00%       2.00%       2.00%       2.00%       2.00%

Exchange Fee................... None        None        None        None        None        None        None

Annual Fund Operating Expenses

(expenses that are deducted
 from Fund assets)

Management Fees............... 0.80%       0.80%       0.80%       0.80%       0.80%       0.80%       0.80%

Distribution (12b-1) Fees...... None        None        None        None        None        None        None

Other Expenses................ 0.80%       0.48%       0.88%       0.78%       0.45%       0.92%       1.55%

Annual Fund Operating
 Expenses..................... 1.60%       1.28%       1.68%       1.58%       1.25%       1.72%       2.35%

Less Fee Reduction/Expense
 Payments (2)................. (0.32%)     0.00%       (0.40%)     (0.30%)     (0.17%)     (0.64%)     (0.92%)

Net Total Annual Fund
 Operating Expenses(2)........ 1.28%       1.28%       1.28%       1.28%       1.08%       1.08%       1.43%

     (1)  The  redemption  fee is  calculated  as a  percentage  of  the  amount redeemed and may be charged  when shares are sold or exchanged  within
          60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds.  For more details, see the "How to Redeem Shares"
          section  of this  prospectus.  If you  effect  a  redemption  via wire transfer,  you may be required  to pay fees,  including a $10 wire fee and other fees,  that will be deducted  directly from your  redemption proceeds.  If you request  redemption  checks to be sent via overnight mail,  you may be  required  to pay a $10 fee  that  will be  deducted directly from your redemption proceeds.

     (2)  The Manager has entered  into a  contractual  agreement  to limit fees and/or pay  expenses in amounts  necessary  to limit Total Annual Fund
          Operating  Expenses to 1.08% through July 31, 2008 with respect to the
          AFBA 5Star  Balanced  Fund and AFBA 5Star Total  Return Bond Fund.  In
          addition,  the Manager has  contractually  agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating
          Expenses  through  July 31,  2008 to 1.28% for the AFBA  5Star Mid Cap
          Value Fund,  AFBA 5Star Small Cap Fund,  AFBA 5Star Large Cap Fund and
          AFBA  5Star USA  Global  Fund.  With  regard to AFBA  5Star  Science &
          Technology   Fund,   the  Manager  has  entered  into  a   contractual
          arrangement to limit fees and/or pay expenses in amounts  necessary to limit Total Annual Operating  Expenses to 1.50% through July 31, 2008.
          After July 31, 2008,  the Manager may either renew or terminate  these arrangements. For the previous period from August 1, 2006 through July
          31, 2007,  with respect to the AFBA 5Star  Science & Technology  Fund, the Manager limited fees and/or paid expenses in amounts  necessary to limit the AFBA 5Star  Science and  Technology  Fund's Total  Operating
          Expenses  to 1.28%.  When a Fund's  assets  grow to a point  where fee reductions and/or expense payments are no longer necessary to meet the expense  limitation  target, the Manager may seek to recoup amounts it previously  reduced or expenses  that it paid.  The Manager  will only seek to recoup such  amounts if total annual fund  operating  expenses plus the amounts recouped do not exceed the expense limitation target.
          The Manager  shall be entitled to recoup such  amounts for a period of three  years  from the date such  amount  was  limited  or paid.  With respect  to the  AFBA  5Star  Science  and  Technology  Fund,  the Fee
          Reduction/Expense  Payments and Net Annual Fund Operating Expenses set
          forth in the  table  above  have  been  restated  to  reflect  the Fee
          Reduction/Expense   Payments  and  Net  Total  Annual  Fund  Operating
          Expenses that would have been applicable if contractual limits on fees and expenses  were those in place for the fiscal year ending March 31,
          2008.  The Fee  Reduction/Expense  Payments  and Net  Total  Operating
          Expenses were calculated  using a blended  contractual fee limit based on the limit of 1.28%  that was in place  from  April 1, 2007  through
          July 31,  2007 and the limit of 1.50% that was in place from August 1,
          2007 through March 31, 2008. The actual Fee Reduction/Expense Payments and Net Annual Fund Operating Expenses for the fiscal year ended March
          31, 2007 were 1.07% and 1.28%, respectively.

********************************************************************************
Fee Examples

The following examples are intended to help you compare the cost of investing in each AFBA 5Star  Fund with the cost of  investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a Fund for the time periods indicated
and then redeem all of your  Shares at the end of those  periods.  The  examples also assume that your  investment  has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year           3 Years           5 Years          10 Years
                                            -----------       -----------      -------------    --------------
AFBA 5Star Mid Cap Value Fund(1)               $130             $474              $841             $1,873
AFBA 5Star Small Cap Fund(1)                   $130             $406              $702             $1,545
AFBA 5Star Large Cap Fund(1)                   $130             $491              $875             $1,954
AFBA 5Star USA Global Fund(1)                  $130             $469              $832             $1,853
AFBA 5Star Balanced Fund(1)                    $110             $380              $670             $1,496
AFBA 5Star Total Return Bond Fund(1)           $110             $479              $873             $1,977
AFBA 5Star Science & Technology Fund(2)        $146             $645              $1,172           $2,615

     (1)  Please note that the Manager's  contractual fee reduction through July
          31, 2008 is  reflected  in the  calculation  of the expenses in the 1-
          year example and the first year of the 3, 5 and 10- year examples.

     (2)  Please note that the Manager's  blended  contractual  fee reduction as reflected in the Annual Fund  Operating  Expenses Table for the fiscal year ending  March 31, 2008 is  reflected  in the  calculation  of the expenses in the 1- year example and the first year of the 3, 5 and 10-
          year examples.

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
Portfolio Holdings

A description  of the Funds'  policies and  procedures  regarding  disclosure of
portfolio   holdings  can  be  found  in  the  Funds'  Statement  of  Additional
Information,  which can be  obtained  free of charge by  contacting  the  Funds'
transfer agent at (888) 578-2733, and on the Funds' website at www.afba.com.

********************************************************************************
Manager and Sub-Advisers

AFBA 5Star  Investment  Management  Company (the  "Manager"),  located at 909 N.
Washington Street,  Alexandria, VA 22314, a corporation organized under the laws of the  Commonwealth  of Virginia,  acts as the Funds'  investment  and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Pursuant to the current  Management  Agreement for each of the Funds,  the Manager is  responsible  for  providing or obtaining  investment management and related administrative  services for the Funds. The sole business of the  Manager is the  management  of the Funds,  which as of June 30, 2007 had approximately  $465  million in total  assets.  The  Manager  is a wholly  owned subsidiary of 5Star Financial LLC and, ultimately,  a wholly owned subsidiary of
Armed  Forces  Benefit  Association  ("AFBA"),  which was  organized  in 1947 to provide  low-cost life insurance for military  families.  As AFBA's  eligibility criteria have expanded over the years,  so have its services,  which now include banking products, mutual funds, health insurance and financial services. General
Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of
Directors, as well as Chairman of the Board of Trustees of the Trust.

The  Manager,  which  is  responsible  for  providing  or  obtaining  investment management services for the Funds, engaged a group of sub-advisers to manage the day-to-day  investment  activities  of the Funds (each,  a  "Sub-Adviser,"  and, collectively,  the  "Sub-Advisers").  The Manager has entered into  Sub-Advisory
Agreements  with  each  Sub-Adviser  on  behalf  of  the  respective  Fund.  The
Sub-Advisers  are  responsible  for, among other things:  (1) making  investment decisions  on behalf of the  respective  Funds;  (2)  placing all orders for the purchase and sale of  investments  for the  respective  Fund; and (3) performing certain limited related administrative functions in connection therewith.

The following is a description of each  Sub-Adviser  and the portfolio  managers responsible for the day-to-day  management of each Fund. Each portfolio  manager listed below has been a portfolio manager of his/her  respective Fund since July
16, 2007.

o    For the AFBA 5Star Mid Cap Value  Fund,  Dreman  Value  Management,  L.L.C.
     ("Dreman")  located at 520 East  Cooper  Avenue,  Suite  230-4,  Aspen,  CO
     81611-9725,  manages the entire portfolio. Dreman had $21 billion in assets under management as of June 30, 2007.

The  investment  team managing the AFBA 5Star Mid Cap Value Fund is comprised of
David N. Dreman, E. Clifton Hoover, Mark Roach and F. James Hutchinson,  who are
jointly and primarily responsible for the day-to-day management of the Fund.

David N. Dreman is Chairman,  Chief Investment Officer and Founder of Dreman. He
founded his first investment  firm,  Dreman Value  Management,  Inc. in 1977 and served as its President and Chairman  until 1995,  followed by a similar role at
Dreman Value Advisors,  Inc. from 1995 to 1997. He has been a regular  columnist for  Forbes  for over 27 years  and he has made  numerous  presentations  before groups  such as the  National  Bureau  of  Economic  Research,  the  Society  of
Quantitative  Analysts,  the Harvard  Medical School,  the Cambridge  Center for
Behavioral  Studies,  the Institute of Behavioral  Finance,  the  Association of
Investment  Management  and Research  (AIMR),  the National  Financial  Analysts
Seminar and  numerous  other  academic  and  professional  groups.  His research findings have also been published in the Financial Analysts Journal, The Journal of Investing and The Journal of Behavioral Finance.

E.  Clifton  Hoover is Co-Chief  Investment  Officer and a Managing  Director of
Dreman.  He has  over  20  years  of  experience  in the  investment  management industry.  He has built his career on the low P/E approach to investing  that is at the center of the Dreman philosophy.  Prior to joining Dreman in 2006, he was a Managing  Director and Portfolio  Manager at NFJ Investment Group from 1997 to
2006.  In this  role he  managed  a  Dividend  Value  portfolio  and  Small  Cap portfolio.  In addition,  he assisted with consultant  relationship building and retail channel support for both mutual fund and wrap accounts.

Mark  Roach  joined  Dreman  in  November  of 2006 as a  Managing  Director  and
Portfolio  Manager of Small and Mid Cap  products and he brings over 14 years of industry  experience  to  Dreman.  Prior to  joining  Dreman he was a  Portfolio
Manager at Vaughan Nelson  Investment  Management,  managing a small cap product from 2002 to 2006. He has significant  experience in working with  institutions, pensions  and  endowments  and is well  known in  consulting  the high net worth community.  He  served as a  Securities  Analyst  from 1994 to 2001 for  various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

F. James Hutchinson is President and a Managing  Director of Dreman. He has over
30 years experience in Finance and Trust/Investment  Management with The Bank of
New York prior to joining  Dreman in October 2000. In addition to several senior corporate banking assignments,  he was elected President of The Bank of New York
(Delaware)  in 1987 and  president of the Bank of New York- NJ in 1995.  He is a portfolio manager and a member of the Investment Policy Committee.

o    For the  AFBA  5Star  Small  Cap  Fund,  Bjurman,  Barry  &  Associates
     ("Bjurman"),  located at 10100 Santa  Monica  Boulevard,  Suite  1200,  Los
     Angeles, CA 90067,  TrendStar Advisers,  LLC ("TrendStar")  located at 7300
     College  Boulevard,  Suite  308,  Overland  Park,  KS 66210 and The  London
     Company ("London Co.") located at 1801 Bayberry Court, Suite 301, Richmond,
     VA 23226,  each serve as a sub-adviser  to the Fund.  Bjurman and TrendStar each is responsible for managing  approximately 40% of the Fund's portfolio and the London Co. is  responsible  for managing  approximately  20% of the
     Fund's portfolio.  Bjurman had $968.7 million in assets under management as of June 30, 2007.  TrendStar had $300 million in assets under management as of June  30,  2007.  The  London  Co.  had $642  million  in  assets  under management as of June 30, 2007.

The Bjurman  investment team managing the AFBA 5Star Small Cap Fund is comprised of Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman,  Patrick Bradford
and Roberto P. Wu., who are jointly and primarily responsible for the day-to-day management of the portion of the Small Cap Fund managed by Bjurman.

Stephen W. Shipman,  CFA is Executive Vice President and Director of Research of
Bjurman.  He joined Bjurman in 1997 after serving as Chief Executive Officer for
Spot Magic, Incorporated.  He serves as portfolio manager and a principal member of Bjurman's Investment Policy Committee.

O.  Thomas  Barry  III,  CFA,  CIC is the Chief  Investment  Officer  and Senior
Executive Vice President of Bjurman.  He serves as a Senior  Portfolio  Manager,
Member of the Board of Directors, and a principal member of Bjurman's Investment
Policy Committee. Prior to joining Bjurman in 1978, he was the Senior Investment
Officer and Portfolio Manager at Security National Pacific Bank.

G. Andrew Bjurman, CFA, CIC is President and Chief Executive Officer of Bjurman.
He joined  Bjurman at its  founding in 1970 and has over 30 years of  investment experience.  He serves as senior  portfolio  manager and a  principal  member of
Bjurman's Investment Policy Committee.

Patrick  Bradford is Assistant Vice  President of Bjurman.  He joined Bjurman in
1993 and has over 13 years of  investment  experience.  He serves  as  portfolio manager and a Principal Member of Bjurman's Investment Policy Committee.

Roberto P. Wu, CFA is Senior Research  Analyst of Bjurman.  He joined Bjurman in
1997 and has over 9 years of  investment  experience.  He  serves  as  portfolio manager and a member of Bjurman's Investment Policy Committee.

The  TrendStar  investment  team  managing  the  AFBA  5Star  Small  Cap Fund is comprised  of Thomas W. Laming and James R.  McBride,  who are both  jointly and primarily  responsible for the day-to-day  management of TrendStar's  portion of the AFBA 5Star Small Cap Fund.

Thomas W. Laming is a member of the equity  management  team of  TrendStar  with over 17  years  of  investment  experience,  including  positions  in  portfolio management and research.  Prior to co-founding TrendStar, he spent 10 years with
Kornitzer Capital Management,  Inc. as Senior Vice President and was the Buffalo
Funds' Chief Equity  Strategist  and Co-Lead  Portfolio  Manager for the Buffalo
Small-Cap,  Mid-Cap, Large-Cap, and USA Global funds and the sole Manager of the
Buffalo  Science & Technology  Fund.  He was formerly a Technology  Analyst with
Waddell  and  Reed,  and  prior  to  entering  investment  management,  he was a spacecraft design engineer with Martin Marietta (now Lockheed Martin) in Denver,
Colorado,  and with TRW (now  Northrop  Grumman) in  Houston,  Texas and Redondo
Beach, California.

James R. McBride is a member of the equity  management  team of  TrendStar  with over 16  years of  finance  and  investment  experience.  Prior  to  co-founding
TrendStar,  he was with Kornitzer Capital  Management,  Inc. as a Vice President
and Research Analyst for 3 years. Prior to joining Kornitzer Capital Management,
Inc. he served as Project Manager in corporate finance with Agilent Technologies and  Hewlett  Packard.  He is  also a 1986  graduate  of  the  General  Electric
Manufacturing Management Program for Manufacturing Engineers.

The  London  Co.  investment  team  managing  the AFBA  5Star  Small Cap Fund is comprised of Stephen M. Goddard and Jonathan T. Moody,  who both are jointly and primarily  responsible for the day-to-day management of the London Co.'s portion of the AFBA 5Star Small Cap Fund.

Stephen M. Goddard,  CFA is Managing Director and Founder of the London Co., and
heads the London Co.'s Investment Committee.  He has over 20 years of investment experience, beginning his career as an Analyst in 1985 for Scott & Stringfellow, followed by Senior  Portfolio  Management  positions at CFB Advisory in 1988 and
Flippin,  Bruce & Porter in 1990.  In 1993,  he  worked as the Chief  Investment
Officer for the Tredegar  Trust Company until he founded the London Co. in early
1994. He is a Chartered  Financial  Analyst,  member of the Richmond  Society of
Financial  Analysts,  and a former Board member of the Virginia Asset Management
Investment Corporation.

Jonathan T. Moody is the Director of Research,  Portfolio Manager,  and a member of the London  Co.'s  Investment  Committee.  Prior to joining the London Co. in
2002,  he  founded  Primary  Research  Group.  Mr.  Moody  has  over 17 years of investment experience. He started his career at Woodward and Associates in 1986, followed by Analyst/Portfolio  Manager positions at Piedmont Capital and Crestar
Asset  Management  (now Trusco) from 1997 to 1998. Mr. Moody also worked at BB&T
Capital Markets from 1999 to 2001.

o For the AFBA 5Star Large Cap Fund,  Marvin & Palmer  Associates,  Inc. ("M&P")
located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165, manages the entire  portfolio.  M&P had $10.6  billion in assets under  management as of
June 30, 2007.

The investment team managing the AFBA 5Star Large Cap Fund is comprised of David
Marvin,  Jay Middleton,  Stephen  Marvin and Porter Schutt,  who are jointly and primarily responsible for the day-to-day management of the Fund.

David Marvin, CFA is CEO, Chairman of the Board, Portfolio Manager and Principal
of M&P and has been with M&P since he founded it with Stanley Palmer in 1986. He focuses on global equity investments and currencies.  Prior to starting M&P, Mr.
Marvin  served  for 10 years as Vice  President  in  charge  of the $10  billion internally-managed  DuPont  Pension Fund.  Preceding  his tenure at DuPont,  Mr.
Marvin worked for Investors  Diversified  Services as the Head Portfolio Manager
for IDS Stock  Fund.  IDS Stock Fund was the  largest  mutual fund in the United
States at the time of Mr. Marvin's tenure.  Mr. Marvin started in the investment business in 1965 as a securities  analyst for Chicago Title & Trust.  Mr. Marvin received  his  M.B.A.  from  Northwestern  University  and  his  B.S.  from  the
University  of  Illinois.  He is a CFA  charterholder  and a  member  of the CFA
Institute.

Jay Middleton is a Portfolio  Manager and Principal of M&P and has been with M&P since 1989. He focuses on equity investments in the Americas. He joined M&P as a
Global  Analyst and became a Portfolio  Manager in 1992. Mr.  Middleton  holds a
B.A.  from  Wesleyan  University.  He is a member  of the Phi Beta  Kappa  Honor
Society.

Stephen Marvin is a Portfolio Manager and Principal of M&P. He focuses on equity investments  in the  Americas.  He joined  M&P in 1994 as a Global  Analyst  and became a Portfolio  Manager in 1997.  Prior to joining  M&P, he worked for Bear,
Stearns & Company as a Corporate  Finance Analyst.  Mr. Marvin holds a B.A. from
Carleton College.

Porter Schutt is a Portfolio  Manager and Principal of M&P. He focuses on equity investments  in the  Pacific  Region  and the U.S.  He joined  M&P in 2000 as an
International  Analyst and became a Portfolio  Manager in 2001. Prior to joining
M&P, he worked in Hong Kong for 8 years,  most recently at Goldman  Sachs (Asia)
L.L.C.  as a Vice President from 1996 to 2000.  From 1992 to 1996 he worked as a
Manager of Asian Equities Sales at Peregrine  Brokerage Limited. He received his
B.A. from the University of Virginia.

o    For the AFBA 5Star USA Global Fund,  M&P manages the entire  portfolio.
     The investment team managing the AFBA 5Star USA Global Fund is comprised of
     David Marvin,  Jay Middleton,  Stephen  Marvin and Porter  Schutt,  who are
     jointly and  primarily  responsible  for the  day-to-day  management of the
     Fund.

The respective biographical  information of the members of M&P managing the AFBA
5Star USA  Global  Fund can be found  under the  information  for the AFBA 5Star
Large Cap Fund.

     o    For the AFBA 5Star  Balanced  Fund,  the London Co. manages the Fund's equity investments and Financial Counselors,  Inc. ("FCI"), located at
          442 West 47th Street,  Kansas City, MO 64110, manages the Fund's fixed income  investments.  FCI had $3 billion in assets under management as of June 30, 2007.

The London Co.  investment  team  managing the equity  portion of the AFBA 5Star
Balanced  Fund's  portfolio  is  comprised of Stephen M. Goddard and Jonathan T.
Moody,  who  both are  jointly  and  primarily  responsible  for the  day-to-day management of the London Co.'s portion of the AFBA 5Star Balanced Fund.

The  respective  biographical  information  of the  members  of the  London  Co.
managing the AFBA 5Star Balanced Fund can be found under the information for the
AFBA 5Star Small Cap Fund.

The FCI  investment  team managing the AFBA 5Star  Balanced Fund is comprised of
Gary B. Cloud and Peter G. Greig, who both are jointly and primarily responsible for managing the Fund's fixed income investments.

Gary B. Cloud,  CFA is a Senior Vice President and Portfolio  Manager of FCI. He
joined  FCI in 2003  and  serves  as a member  of the  Fixed  Income  Investment
Committee and the Value Equity Committee. He is also a member of the Kansas City
CFA  Society  and the  Chartered  Financial  Analyst  Institute.  He  began  his investment  career in 1986 working in the  secondary  marketing  department of a mortgage banking company. His experience with mortgage-backed securities led him to Bank One  Corporation,  where he spent  10  years in a  variety  of  consumer lending, asset acquisition and portfolio management roles. In 1988, he managed a
$1.5 billion portfolio of corporate,  mortgage and asset-backed securities for a
US subsidiary of an international insurance company.

Peter G. Greig, CFA is a Senior Vice President and Portfolio  Manager of FCI. He
joined FCI in 1989 as a Trader and fixed income Analyst. He manages fixed income portfolios  for  institutional  clients.  In addition,  he provides fixed income expertise to other managers, and chairs FCI's Fixed Income Investment Committee.
Peter  is also a  member  of the  Kansas  City  CFA  Society  and the  Chartered
Financial Analyst Institute.

     o    For the AFBA 5Star  Total  Return  Bond Fund,  FCI  manages the entire portfolio.  The  investment  team managing the AFBA 5Star Total Return
          Bond Fund is  comprised  of Gary B. Cloud and Peter G. Greig,  who are jointly and primarily responsible for the day-to-day management of the
          Fund.

The respective  biographical  information of the team members  managing the AFBA
5Star Total  Return Bond Fund can be found  under the  information  for the AFBA
5Star Balanced Fund.

o For the AFBA 5Star  Science & Technology  Fund,  TrendStar  manages the entire portfolio. The investment team managing the AFBA 5Star Science & Technology Fund is  comprised  of Thomas W.  Laming and James R.  McBride,  who are  jointly and primarily responsible for the day-to-day management of the Fund.

The respective  biographical  information of the team members  managing the AFBA
5Star Science & Technology  Fund can be found under the information for the AFBA
5Star Small Cap Fund.

A  discussion  regarding  the  basis  for the  Board's  approval  of the  Funds'
investment  management  agreement  with the Manager and the former  sub-advisory agreement  between  the  Manager  and  Kornitzer  Capital  Management,  Inc.  is
available in the Funds' annual report to shareholders for the period ended March
31,  2007.  A  discussion  regarding  the basis for the Board's  approval of the sub-advisory agreements between the Manager and each Sub-Adviser with respect to each Fund will be available in the Funds' semi-annual report to shareholders for the period ended September 30, 2007.

For its  services,  each Fund pays the Manager a fee at the annual rate of 0.80%
of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent  necessary to limit
Total  Annual  Fund  Operating  Expenses  of Class A, B and C Shares to 1.08% of
average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008,  with  respect to the AFBA 5Star  Balanced  Fund and AFBA
5Star Total Return Bond Fund. In addition,  the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating
Expenses  of Class A, B and C Shares  to 1.28% of  average  annual  net  assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2008, for the AFBA 5Star Mid Cap Value Fund,  AFBA 5Star Small Cap Fund,  AFBA 5Star Large
Cap Fund and AFBA 5Star USA Global  Fund.  Furthermore,  the Manager has entered into a  contractual  arrangement  to limit fees  and/or  expenses  to the extent necessary to limit Total Annual Operating Expenses of Class A, B and C shares to
1.50% of the average annual net assets,  exclusive of Rule 12b-1 and shareholder service  fees,  through July 31, 2008,  with respect to the AFBA 5Star Science &
Technology  Fund. After July 31, 2008, the Manager may either renew or terminate these arrangements. For the previous period from August 1, 2006 through July 31,
2007,  with  respect to the AFBA 5Star  Science & Technology  Fund,  the Manager
limited fees and/or paid  expenses in amounts  necessary to limit the AFBA 5Star
Science & Technology Fund's Total Operating Expenses of Class A, B and C Shares,
excluding  Rule  12b-1 and  shareholder  services  fees to 1.28%.  When a Fund's assets grow to a point  where fee  reductions  and/or  expense  payments  are no longer necessary to meet the expense  limitation target, the Manager may seek to recoup amounts it previously  reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund  Operating  Expenses  plus the amounts recouped do not exceed the expense  limitation  target.  The Manager shall only be entitled  to recoup such  amounts for a period of three years from the date such amount was limited or paid.

The  Sub-Advisers  are  compensated  for their  services by the Manager from the management  fees it receives from the Funds.  Prior to July 16, 2007,  Kornitzer
Capital  Management,  Inc.  was the  sub-adviser  of  each  Fund  and  was  also compensated for its services by the Manager from the management fees it received from the Funds.

The Funds' Statement of Additional  Information provides additional  information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

Manager of Managers Structure

At a shareholder  meeting held on October [15],  2007,  the Funds'  shareholders approved a "manager  of  managers"  structure  that would  permit the Manager to appoint and replace sub-advisors,  enter into sub-advisory agreements, and amend and  terminate  sub-advisory  agreements  with respect to the Funds,  subject to
Board  approval  but  without  shareholder  approval  (the  "Manager of Managers
Structure"). However, under the Manager of Managers Structure, the Manager would not be able to enter into a sub-advisory  agreement with an "affiliated  person"
of the  Manager  (as that term is defined  in  Section  2(a)(3) of the 1940 Act)
("Affiliated  Adviser")  unless the  sub-advisory  agreement with the Affiliated
Adviser,  including compensation thereunder,  is approved by the affected Fund's shareholders,  including,  in  instances  in which  the  sub-advisory  agreement pertains  to a newly  formed  fund,  the fund's  initial  shareholder.  Although shareholder  approval would not be required for the  termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such  agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment management fees paid by the Funds
to  be  increased   without   shareholder   approval  or  change  the  Manager's
responsibilities  to the Funds,  including the Manager's  responsibility for all advisory services furnished by a sub-advisor.

The ability to implement the Manager of Managers  Structure  with respect to the
Funds is contingent  upon the receipt of an exemptive  order from the SEC or the adoption of a rule by the SEC authorizing the  implementation  of the Manager of
Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain  conditions  set forth in the SEC  exemptive order or rule.  There can be no  assurance  that the SEC will  grant the  Fund's application for an exemptive order or adopt such a rule.

********************************************************************************
Financial Highlights

The financial  highlights tables are intended to help you understand each Fund's financial  performance for the past five years or, if shorter,  since inception.
Certain information reflects financial results for a single share of a Fund. The total  returns  in the tables  represent  the rate that an  investor  would have earned  (or  lost) on an  investment  in a Fund  (assuming  reinvestment  of all dividends and distributions).  This information has been derived from the Funds'
financial statements which have been audited by  [________________________]  and are included in the annual  report,  which is available,  without  charge,  upon request.

AFBA 5Star Mid Cap Value Fund
--------------------------------------------------------------------------------
                                                                                                       For the
                                                                                                       Period
                                                                                                       Ended
                                                Years Ended March 31,                                  March 31,
                                                ------------------------------------------------------ -------------
Condensed data for a share of capital stock     2007 (a)      2006 (a)     2005          2004          2003***
outstanding throughout the period
----------------------------------------------  ------------ ------------ ------------- ------------- -------------

Net asset value, beginning of period........... $16.07       $12.96       $12.80        $7.77          $10.00

Income from investment operations:
 Net investment loss........................... (0.09)       (0.07)       (0.09)        (0.07)         (0.04)

Net  gain  (loss)  on  securities
 (both realized and unrealized)................ 0.40         3.21         0.39          5.10          (2.19)

Total from investment operations............... 0.31         3.14         0.30          5.03          (2.23)

Less distributions:
 Distributions from capital gains............. (0.14)        (0.03)       (0.14)         ---           ---

Total distributions........................... (0.14)        (0.03)       (0.14)         ---           ---

Net asset value, end of period................ $16.24        $16.07       $12.96        $12.80        $7.77

Total return.................................. 1.96%         24.26%       2.31%         64.74%        (22.30%)

Ratios/Supplemental Data

Net assets, end of period (in millions)........ $14          $4            $3            $3            $1

Ratio of expenses to average net assets....... 1.28%         1.28%        1.28%         1.23%         1.08%

Ratio of net  investment  loss to average  net
 assets....................................... (0.56%)       (0.46%)      (0.66%)       (0.74%)        (0.56%)

Ratio  of   expenses  to  average  net  assets
 before  contractual  expense  reimbursement
 and waivers................................... 1.60%        2.78%        6.66%         17.78%        27.90%

Ratio of net  investment  loss to average  net
 assets    before    contractual expense
 reimbursement and waivers.................... (0.88%)       (1.96%)      (6.04%)       (17.29%)      (27.38%)

Portfolio turnover rate........................ 22%           19%          18%           22%            11%

*    Total return annualized for periods less than one full year.
**   Annualized for periods less than one full year.
***  Sales of Class I shares began May 1, 2002.

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************
AFBA 5Star Small Cap Fund

                                                       Years Ended March 31,
                                                       -------------------------------------------------------------
Condensed data for a share of capital stock            2007 (a)     2006 (a)    2005        2004        2003
outstanding throughout the period
------------------------------------------------------ ------------ ----------- ----------- ----------- ------------

Net asset value, beginning of period.................. $18.70       $15.68      $15.18      $8.29       $12.62

Income from investment operations:
  Net investment loss................................. (0.09)       (0.10)      (0.09)      (0.09)      (0.02)
  Net gain  (loss) on  securities  (both  realized
    and unrealized)................................... 0.95         3.22        0.60        7.03        (4.31)

Total from investment operations...................... 0.86         3.12        0.51        6.94        (4.33)

Less distributions:
  Dividends from capital gains........................ (0.37)        (0.10)      (0.01)      (0.05)      ---

Total Distributions................................... (0.37)        (0.10)      (0.01)      (0.05)      ---

Net asset value, end of period........................ $19.19       $18.70      $15.68      $15.18      $8.29

Total return.......................................... 4.74%        19.96%      3.36%       83.80%      (34.31%)

Ratios/Supplemental Data

Net assets, end of period (in millions)............... $16          $9          $7          $7          $3

Ratio of expenses to average net assets............... 1.28%        1.28%       1.28%       1.23%       1.08%

Ratio of net investment loss to average net assets.... (0.52%)      (0.62%)     (0.55%)     (0.80%)     (0.59%)

Ratio  of  expenses  to  average  net  assets  before
   contractual expense reimbursement and waivers...... 1.28%        1.32%       1.61%       4.31%       7.28%

Ratio of net  investment  loss to average  net assets
   before  contractual   expense   reimbursement  and
   waivers............................................ (0.52%)      (0.66%)     (0.88%)     (3.88%)     (6.79%)

Portfolio turnover rate............................... 18%          24%         26%         23%         26%

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************
AFBA 5Star Large Cap Fund
                                                        Years Ended March 31,
                                                        ------------------------------------------------------------
Condensed data for a share of capital stock
outstanding throughout the period                       2007 (a)    2006 (a)    2005        2004        2003
------------------------------------------------------- ----------- ----------- ----------- ----------- ------------

Net asset value, beginning of period.................. $13.92       $12.72      $12.55      $8.94       $13.00

Income from investment operations:

Net investment income (loss).......................... (0.02)       (0.01)      0.02        (0.03)      0.02

Net gain (loss) on securities  (both realized and
   unrealized)........................................ 1.52         1.22        0.16        3.66        (4.08)

Total from investment operations...................... 1.50         1.21        0.18        3.63        (4.06)

Less distributions:
  Dividends from net investment income................ ---          (0.01)      (0.01)      (0.02)      ---

Total distributions................................... ---          (0.01)      (0.01)      (0.02)      ---

Net asset value, end of period........................ $15.42       $13.92      $12.72      $12.55      $8.94

Total return.......................................... 10.78%       9.50%       1.45%       40.60%      (31.23%)

Ratios/Supplemental Data

Net assets, end of period (in millions)............... $23          $22         $20         $22         $15

Ratio of expenses to average net assets............... 1.28%        1.28%       1.28%       1.08%       1.08%

Ratio of net  investment  income (loss) to average net
   assets............................................. (0.15%)      (0.07%)     0.16%       (0.08%)     0.18%

Ratio  of  expenses  to  average  net  assets   before
   contractual expense reimbursement and waivers...... 1.68%        2.24%       3.22%       3.29%       3.63%

Ratio of net  investment  income (loss) to average net
   assets  before  contractual  expense  reimbursement
   and waivers........................................ (0.55%)      (1.03%)     (1.78%)     (2.29%)     (2.37%)

Portfolio turnover rate............................... 23%          40%         24%         45%         13%

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star USA Global Fund

                                                       Years Ended March 31,
                                                       -------------------------------------------------------------
Condensed data for a share of capital stock            2007 (a)    2006 (a)    2005        2004        2003
outstanding throughout the period
------------------------------------------------------ ----------- ----------- ----------- ----------- -------------

Net asset value, beginning of period.................. $15.74      $13.90       $14.17     $9.54       $14.23

Income from investment operations:
 Net investment income (loss)........................  ---         0.01         0.05       ---         (0.02)

Net gain  (loss) on  securities  (both  realized
 and unrealized)...................................... 1.78        1.84         (0.27)     4.63        (4.67)

Total from investment operations...................... 1.78        1.85         (0.22)     4.63        (4.69)

Less distributions:
  Dividends from net investment income................ ---         (0.01)       (0.05)     ---         ---

Total distributions................................... ---         (0.01)       (0.05)     ---         ---

Net asset value, end of period........................ $17.52      $15.74       $13.90     $14.17      $9.54

Total return.......................................... 11.31%      13.28%       (1.55%)    48.53%      (32.96%)

Ratios/Supplemental Data

Net assets, end of period (in millions)............... $24         $43          $40        $42         $28

Ratio of expenses to average net assets............... 1.28%       1.28%        1.28%      1.08%       1.08%

Ratio of net investment  income (loss) to average net
 assets............................................... 0.01%       0.04%        0.37%      0.04%       (0.19%)

Ratio  of  expenses  to  average  net  assets  before
 contractual expense reimbursement and waivers........ 1.58%       1.67%        2.12%      2.32%       2.49%

Ratio of net investment  income (loss) to average net
 assets before  contractual  expense  reimbursement
 and waivers.......................................... (0.29%)     (0.35%)      (0.47%)    (1.20%)     (1.60%)

Portfolio turnover rate............................... 13%         16%          37%        23%         11%

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star Balanced Fund

                                                          Years Ended March 31,
                                                          ----------------------------------------------------------
Condensed data for a share of capital stock
outstanding throughout the period                         2007 (a)    2006 (a)   2005       2004       2003
--------------------------------------------------------- ----------- ---------- ---------- ---------- -------------
Net asset value, beginning of period..................... $13.04      $12.19     $11.37     $9.14      $11.34

Income from investment operations:
 Net investment income................................... 0.38        0.39       0.41       0.45       0.29
 Net gain (loss) on  securities  (both  realized and
  unrealized)............................................ 1.10        0.86       0.82       2.23       (2.18)

Total from investment operations......................... 1.48        1.25       1.23       2.68       (1.89)

Less distributions:
  Dividends from net investment income................... (0.38)      (0.40)     (0.41)     (0.45)     (0.31)
  Distributions from capital gains....................... (0.16)      ---        ---        ---        ---

Total distributions...................................... (0.54)      (0.40)     (0.41)     (0.45)     (0.31)

Net asset value, end of period............................$13.98      $13.04     $12.19     $11.37     $9.14

Total return..............................................11.47%      10.42%     10.97%     29.61%     (16.71%)

Ratios/Supplemental Data

Net assets, end of period (in millions).................. $47         $52        $47        $42        $32

Ratio of expenses to average net assets.................. 1.08%       1.08%      1.08%      1.08%      1.08%

Ratio of net investment income to average net assets..... 2.76%       3.06%      3.49%      4.18%      3.06%

Ratio  of  expenses   to  average   net  assets   before
 contractual expense reimbursement and waivers........... 1.25%       1.45%      1.87%      2.22%      2.42%

Ratio of net  investment  income to  average  net assets
 before contractual expense reimbursement and waivers.... 2.59%       2.69%      2.70%      3.04%      1.72%

Portfolio turnover rate.................................. 28%         18%        27%        43%        33%

(a)  Per share amount calculated using average shares outstanding method.

********************************************************************************
AFBA 5Star Total Return Bond Fund
                                                           Years Ended March 31,
                                                           ---------------------------------------------------------
Condensed data for a share of capital stock
outstanding throughout the period                          2007 (a)    2006 (a)    2005       2004        2003
---------------------------------------------------------- ----------- ----------- ---------- ----------- ----------

Net asset value, beginning of period...................... $9.15       $9.13       $9.23      $8.04       $8.26

Income from investment operations:
 Net investment income.................................... 0.49        0.45        0.29       0.37        0.54
 Net gain (loss) on  securities  (both  realized  and
  unrealized)............................................. 0.05        0.12        (0.06)     1.20        (0.23)

Total from investment operations.......................... 0.54        0.57        0.23       1.57        0.31

Less distributions:
  Dividends from net investment income.................... (0.49)      (0.45)      (0.29)     (0.38)      (0.53)
  Distributions from capital gains........................ (0.10)      (0.10)      (0.04)     ---         ---

Total distributions....................................... (0.59)      (0.55)      (0.33)     (0.38)      (0.53)

Net asset value, end of period............................ $9.10       $9.15       $9.13      $9.23       $8.04

Total return.............................................. 6.11%       6.47%       2.54%      19.80%      4.11%

Ratios/Supplemental Data

Net assets, end of period (in millions)................... $13         $13         $12        $12         $10

Ratio of expenses to average net assets................... 1.08%       1.08%       1.08%      1.08%       1.08%

Ratio of net investment income to average net assets...... 5.44%       4.95%       3.18%      4.20%       6.72%

Ratio  of   expenses   to  average   net  assets   before
 contractual expense reimbursement and waivers............ 1.72%       1.79%       2.09%      2.82%       4.57%

Ratio of net  investment  income to  average  net  assets
 before contractual expense reimbursement and waivers..... 4.80%       4.24%      2.17%      2.46%       3.23%

Portfolio turnover rate................................... 10%         28%         47%        44%         36%

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************
AFBA 5Star Science & Technology Fund
                                                       Years Ended March 31,
                                                       -------------------------------------------------------------
Condensed data for a share of capital stock
outstanding throughout the period                      2007 (a)    2006 (a)    2005        2004        2003
------------------------------------------------------ ----------- ----------- ----------- ----------- -------------

Net asset value, beginning of period.................. $14.34      $11.73      $12.49      $6.76       $11.38

Income from investment operations:
 Net investment loss.................................. (0.09)      (0.09)      (0.09)      (0.08)      (0.04)
 Net gain  (loss) on  securities  (both  realized
  and unrealized)..................................... 0.53        3.23        (0.65)      5.81        (4.58)

Total from investment operations...................... 0.44        3.14        (0.74)      5.73        (4.62)

Less distributions:
 Distributions from capital gains..................... (0.77)      (0.53)      (0.02)      ---         ---

Total distributions................................... (0.77)      (0.53)      (0.02)      ---         ---

Net asset value, end of period........................ $14.01      $14.34      $11.73      $12.49      $6.76

Total return.......................................... 3.56%       27.52%      (5.93%)     84.76%      (40.60%)

Ratios/Supplemental Data

Net assets, end of period (in millions)............... $9          $5          $4          $5          $2

Ratio of expenses to average net assets............... 1.28%       1.28%       1.28%       1.23%       1.08%

Ratio of net investment loss to average net assets.... (0.63%)     (0.66%)     (0.65%)     (0.78%)     (0.60%)

Ratio  of  expenses  to  average  net  assets  before
 contractual expense reimbursement and waivers........ 2.35%       4.91%       8.38%       10.53%      14.87%

Ratio of net  investment  loss to average  net assets
 before  contractual   expense   reimbursement  and
 waivers.............................................. (1.70%)     (4.29%)     (7.75%)     (10.08%)    (14.39%)

Portfolio turnover rate............................... 39%         44%         48%         44%         19%

(a)  Per share amount calculated using average shares outstanding method.

*********************************************************************************
How to Purchase Shares

Class I Shares of each Fund are  offered  primarily  for  investors  in  defined benefit plans, employee benefit trusts,  endowments,  foundations,  corporations and  institutions  as well as fee-based  wrap accounts and to members,  eligible members  and  employees  of  AFBA,  the  5Star  Association  and its  affiliated companies.  All  shareholders  holding  Class I Shares of a Fund in an  existing account may continue to purchase additional Class I Shares of the Fund in either an existing account or through the direct establishment of a new account.

No Load Funds
There are no sales commissions or Rule 12b-1 distribution fees.

How to Buy Shares (see chart on page 45 for  details)
By phone, mail or wire Through Automatic Monthly Investments

Minimum Initial Investment
The minimum  initial  investment  is $500 ($250 for IRAs and  Uniform  Transfers
(Gifts) to Minors  accounts) for fee-based  wrap accounts and members,  eligible members  and  employees  of  AFBA,  the  5Star  Association  and its  affiliated companies. The minimum initial investment for all other investors is $250,000.

Minimum Additional Investment
$100 by mail
$100 by telephone (ACH)
$500 by wire
$50 for Automatic Monthly Investment Plan

Minimum Initial Investment Amount Waivers
The minimum initial investment may be waived for defined benefit plans, employee benefit trusts,  endowments,  foundations,  corporations and institutions if the entity's total assets  available for investment  exceed $5 million.  The minimum investment  amount may be waived for any  individual or entity at the discretion of the officers of the Trust.

Minimum Account Size
You must maintain a minimum  account value equal to the current  minimum initial investment.  If your  account  falls below this amount due to  redemptions  (not market action) we may ask you to increase the account to the minimum.  If you do not bring the account up to the minimum  within 60 days after we contact you, we will close the account and send your money to you.

*********************************************************************************
How to Redeem Shares

You may withdraw from your account at any time in the following amounts:

     o    any amount for redemptions requested by mail, phone or telegraph
     o    $1,000 or more for redemptions wired to your account ($10 fee)
     o    $50 or more for redemptions by a systematic redemption plan (there may be a fee)
     o    $50 or more for redemptions by automatic  monthly  exchange to another
          Fund
     o    $100 or more via ACH;  there is no fee but proceeds may take 4 days to reach your account

Redemption Fee
The Funds  charge a  redemption  fee of 2% on proceeds  from shares  redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange).  The  redemption  fee will be  calculated  as a percentage of the net asset value of such shares at the time of  redemption.  This  redemption  fee is paid  directly to the Fund from which  shares are redeemed  and  exchanged.  The redemption fee is not a sales charge or a contingent  deferred sales charge. The purpose of the additional  transaction fee is to allocate costs  associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders.  For purposes of applying the  redemption  fee,  shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions:

     o    Redemptions  of  shares  resulting  from the death or  disability  (as defined in the Internal  Revenue Code) of the shareholder  including a joint owner.

     o    Redemptions  of shares on an account which has  demonstrated  a severe hardship,  such as a medical emergency,  as determined in the absolute discretion of the Manager.

     o    Redemption of shares acquired through dividend reinvestment.

     o    Redemption of shares acquired through lump sum or other  distributions from a qualified corporate or self-employed  retirement plan following the retirement  (or following  attainment of age 591/2in the case of a
          "key employee" of a "top heavy" plan), as described in the prospectus.

     o    Redemption of shares acquired through distributions from an individual retirement  account (IRA) or Custodial Account under Section 403(b)(7)
          of the tax code,  following  attainment of age 591/2,  as described in this prospectus.

     o    Redemption of shares under the Funds'  systematic  withdrawal plan, as well as shares redeemed as a result of required minimum  distributions under certain employer-sponsored retirement plans or IRAs.

     o    Redemption of shares held through  401(k) or other  employer-sponsored
          retirement   plans.   However,   the  redemption  fee  does  apply  to
          non-mandatory  withdrawals from individual  retirement accounts (IRAs)
          and 403(b) custodial accounts.

Each Fund also has the discretion to waive the 2% redemption fee, if the Fund is in jeopardy of failing  the 90% income test or losing its  regulated  investment company (RIC) qualification for tax purposes.  Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds'  redemption fee (or process its exceptions)  because of their inability for various  reasons to assess the fee to underlying  shareholders  or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

*********************************************************************************
Shareholder Services

The following  services are also  available to  shareholders.  Please call (800)
243-9865 for more information.

     o    Uniform Transfers (Gifts) to Minors accounts
     o    Accounts for corporations or partnerships
     o    Sub-Accounting Services for Keogh, tax qualified retirement plans, and others
     o    Prototype  Retirement  Plans for the  self-employed,  partnerships and corporations
     o    Traditional IRA accounts
     o    Roth IRA accounts
     o    Coverdell Education Savings Accounts (formerly Education IRAs
     o    Simplified Employee Pensions (SEPs)
     o    Savings Incentive Match Plan for Employees (SIMPLE Plan)
     o    Rollovers  from  Thrift  Savings  Plan (TSP Plan) and other  Qualified
          Plans

*********************************************************************************
How Share Price is Determined

Shares of each Fund are  purchased  or redeemed at the net asset value per share next  calculated  after your purchase  order and payment or redemption  order is received by the Fund. In the case of certain  financial  institutions  that have made satisfactory payment or redemption  arrangements with the Funds, orders may be processed at the net asset value per share next  effective  after  receipt by that institution.

The net asset value is calculated by  subtracting  from each Fund's total assets any liabilities and then dividing into this amount the total outstanding  shares as of the date of the  calculation.  The net asset  value per share is  computed once daily,  Monday through Friday, at 4:00 p.m. (Eastern time) on days when the
Funds are open for business  (the same days that the New York Stock  Exchange is open for trading).  In calculating net asset value, a Fund generally  values its investment  portfolio at market price.  Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Equity securities owned by the Funds are valued using the official closing price or the last sale  price on the  exchange  or in the  principal  over-the-counter market  where they are  traded.  Where the  security  is listed on more than one exchange,  a Fund  will  use the  price  of that  exchange  which  it  generally considers to be the principal  exchange on which the security is traded.  If the last sale price is  unavailable,  the security is valued at the mean between the last bid and asked  prices.  Debt  securities  held by a Fund for  which  market quotations are readily available are valued at the mean between the last bid and asked prices.  Short-term debt investments  having maturities of 60 days or less are amortized to maturity based on their cost.

Under certain circumstances, a security or other asset may be valued at its fair value as  determined  in good faith by the  Trust's  Valuation  Committee  under procedures  adopted by the Trust's Board of Trustees.  A Fund may use fair value pricing if trading in a security  has been halted or  suspended,  a security has been  delisted from a national  exchange,  a security has not been traded for an extended  period of time,  or a  significant  event  with  respect to a security occurs  after  the  close  of the  market  or  exchange  on which  the  security principally  trades  and before the time the Fund  calculates  net asset  value.
Significant events most commonly occur with foreign securities, but may occur in other cases as well.  In these cases,  information  furnished by an  independent pricing  service  may be  utilized to adjust  closing  market  prices of certain common  stocks to reflect  their fair value.  Valuing  securities  at fair value involves  greater  reliance on judgment than  valuation of  securities  based on readily  available  market  quotations.  A fund that  uses  fair  value to price securities  may value those  securities  higher or lower than another fund using market quotations or fair value to price the same securities.

*********************************************************************************
Distributions and Taxes

DISTRIBUTIONS

Dividends and Distributions - Each Fund has qualified, or intends to qualify, as a regulated  investment  company under the Internal Revenue Code. As a regulated investment  company,  a Fund  generally pays no federal income tax on the income and gains it  distributes  to you.  The AFBA 5Star  Total  Return Bond Fund pays distributions  from net investment income monthly.  The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June,
September and December.  The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap
Fund,  AFBA 5Star  Large Cap Fund,  AFBA  5Star USA  Global  Fund and AFBA 5Star
Science  &  Technology  Fund  pay  distributions   from  net  investment  income
semi-annually,  usually in June and  December.  Distributions  from net realized capital gains, if any, will be declared by the AFBA 5Star Balanced Fund annually on or before  December 31 and by the AFBA 5Star Mid Cap Value  Fund,  AFBA 5Star
Small Cap Fund,  AFBA 5Star  Large Cap Fund,  AFBA 5Star USA Global  Fund,  AFBA
5Star  Total  Return  Bond  Fund  and  AFBA  5Star  Science  &  Technology  Fund
semi-annually,  usually in June and  December.  All  Dividends  and capital gain distributions  paid  to  retirement  plan  shareholders  will  automatically  be reinvested.  A Fund may distribute such income  dividends and capital gains more frequently,  if  necessary,  in order to reduce or eliminate  federal  excise or income taxes on the Fund. The amount of any distribution will vary, and there is no  guarantee  a Fund  will pay  either an income  dividend  or a capital  gains distribution.  We  automatically  reinvest all dividends and any capital  gains, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We  automatically  reinvest all dividends  under  $10.00 in  additional  shares of a Fund.  There are no fees or sales charges on reinvestments.

Annual  Statements - Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are taxable as if they were paid in  December.  The Funds may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Funds make every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Funds will send you a corrected  Form  1099-DIV to reflect reclassified information.

Avoid  "Buying a Dividend" - If you are a taxable  investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

TAXES

Tax  Considerations  -  In  general,  if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares.  A portion of income  dividends  designated  by a Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gain rates,  provided certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares - A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax  purposes,  an exchange  of your Fund shares for shares of a different  AFBA
5Star Fund is the same as a sale.

Backup  Withholding  - By law,  if you do not provide the Funds with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other - Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup withholding and claim any treaty benefits.

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

*********************************************************************************
Additional Policies About Transactions

We cannot  process  transaction  requests  that are not  completed  properly  as described  in this  section.  We may cancel or change our  transaction  policies without notice. To avoid delays,  please call us if you have any questions about these policies.

Customer  Identification - The Funds seek to obtain  identification  information for new  accounts  so  that  the  identity  of Fund  investors  can be  verified consistent with regulatory  requirements.  The Funds may limit account  activity until  investor  identification  information  can be verified.  If the Funds are unable to obtain sufficient  investor  identification  information such that the
Funds may form a reasonable  belief as to the true identity of an investor,  the
Funds may take further action including closing the account.

Purchases - We may reject orders when not  accompanied by payment or when in the best interest of the Funds and their shareholders.

Redemptions  - We try to send proceeds as soon as  practical.  In any event,  we send  proceeds by the third  business day after we receive a properly  completed request.  We cannot accept requests that contain special conditions or effective dates.  We may  request  additional  documentation  to ensure  that a request is genuine.  Under  certain  circumstances,  we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur  brokerage  costs when converting the securities into cash, and will bear market exposure until such conversion.

If you request a redemption  within 15 days of purchase,  we will delay  sending your proceeds until we have collected  unconditional  payment, which may take up to 15 days  from the date of  purchase.  For your  protection,  if your  account address has been changed within the last 30 days, your  redemption  request must be in writing and signed by each account owner, with signature  guarantees.  The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

If you effect a redemption via wire  transfer,  you may be required to pay fees, including a $10 wire fee and other fees,  that will be  deducted  directly  from your  redemption  proceeds.  If you  request  redemption  checks  to be sent via overnight  mail,  you may be  required  to pay a $10 fee that  will be  deducted directly from your redemption proceeds.

Market Timers and Frequent Trading - While the Funds provide  shareholders  with daily  liquidity,  the Funds are designed for  long-term  investors  and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds,  including but not limited to market timing. Market timing is generally defined as the excessive  short-term  trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

Frequent  purchases and redemptions of a Fund's shares may present certain risks for a Fund and its  shareholders.  These  risks  include,  among  other  things,
dilution  in  the  value  of  Fund  shares  held  by   long-term   shareholders,
interference  with the efficient  management of a Fund's  portfolio,  negatively impairing a Fund's performance and increased brokerage and administrative  costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty  implementing  long-term investment strategies if it is unable to  anticipate  what  portion of its assets it should  retain in cash to provide  liquidity  to its  shareholders.  Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

The Funds'  Board has  adopted  policies  and  procedures  to prevent  excessive short-term trading and market timing,  under which the Funds will refuse to sell shares to market  timers,  and will take such other  actions  necessary  to stop excessive or disruptive trading activities,  including closing an account to new purchases  believed to be held by or for a market timer. The Funds may refuse or cancel  purchase  orders  (before  the  investor  is priced into a Fund) for any reason,  without  prior  notice,  particularly  purchase  orders  that the Funds believe  are made by or on behalf of market  timers.  You will be  considered  a market  timer if you have (i)  requested a redemption  of Fund shares  within 60 days of an earlier  purchase (or exchange)  request,  (ii) make  investments  of large  amounts of $1 million or more  followed  by a  redemption  (or  exchange)
request in close  proximity to the purchase or (iii)  otherwise seem to follow a timing pattern.

The Funds have implemented  trade activity  monitoring  procedures to discourage and prevent  market  timing or excessive  short-term  trading in the Funds.  For purposes of  applying  these  procedures,  the Funds may  consider,  among other things,  an investor's  trading history in the Funds,  and accounts under common ownership,  influence  or control.  Under these  procedures,  the Funds or their agents monitor  selected trades and flows of money in and out of the Funds in an effort to detect excessive  short-term  trading  activities,  and for consistent enforcement  of the  policy.  If, as a result of this  monitoring,  the Funds or their agents  believe  that a  shareholder  has engaged in excessive  short-term trading,  the  Fund  will  refuse  to  process  purchases  or  exchanges  in the shareholder's account.

For direct  (networked)  accounts where  transaction  information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction  activity.  Where transactions are placed through omnibus
accounts   maintained   by  financial   intermediaries,   such  as  401(k)  plan
administrators and certain fee-based financial Managers ("Intermediaries"),  the ability to monitor trades from the underlying  shareholders may be limited.  The
Manager will  monitor  daily trade  activity of such omnibus  accounts to detect potential market timing. If possible market timing is detected, the Intermediary will be requested to provide information regarding underlying  shareholders.  If market  timing  activity is  discovered,  the  Intermediary  will be directed to monitor and/or block the underlying  shareholders from investing in the Funds in the same manner as direct accounts.  The Funds, the Manager or their agents will also  seek  to  utilize  web-based  and  other  tools  made  available  by  such
Intermediaries  to  provide  transparency  to screen  for  excessive  short-term trading.

The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder  interests or other harm to  shareholders, and help to deter market timing  activity.  For more  information  on fair value pricing  by the Funds,  please  see the  section  entitled  "How Share  Price is
Determined."

The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange) to discourage  frequent  trading.  For more  information on the Funds'
redemption fee, please see the section entitled "How to Redeem Shares."

Although the policy is designed to discourage excessive short-term trading, none of  these  procedures  alone  nor  all of  them  taken  together  eliminate  the possibility that excessive  short-term trading activity in the Funds will occur.
Moreover,  each of these  procedures  involves  judgments  that  are  inherently subjective.  The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with  shareholder interests.

The policy  applies  uniformly  to all  investors,  except as  described  in the following  circumstances:  exemptions to the Funds' policy defining someone as a market  timer may only be granted by the Funds'  Chief  Compliance  Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances  may be deemed  as an  unforeseen  need for funds or a pattern  of typically  investing  $1 million or more;  any waiver of the  policies on market timing  will not be  permitted  if it would harm a Fund or its  shareholders  or subordinate  the  interest  of the  Fund  or the  shareholders.  Any  waiver  of prohibitions  on market  timing  made by the Chief  Compliance  Officer  must be reported to the Funds' Board at the next quarterly Board meeting.

Anti-Money  Laundering  Policy - In compliance with the USA PATRIOT Act of 2001, please note that the Funds'  transfer  agent may verify  certain  information on your account application as part of the Funds' Anti-Money  Laundering Compliance
Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the
Funds may temporarily limit additional share purchases.  In addition,  the Funds may limit  additional  share  purchases  or close an  account if it is unable to verify  your  identity.  As  required  by law,  the  Funds  may  employ  various procedures,  such as comparing the  information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity,  the account  will be rejected or you will not be allowed to perform a transaction  on the account until such  information  is received.  The Funds may also  reserve  the right to close  the  account  within  five  business  days if clarifying  information/documentation is not received. Please contact the Funds'
transfer  agent  at  (888)  578-2733  if you  need  additional  assistance  when completing your application.

Internet  Account Access - For your convenience the Funds offer Internet Account
Access so that you may  access  your  account  online,  24 hours a day, 7 days a week.  You may review  your  account  balance,  purchase  or redeem  Fund shares
(online  redemptions  are not available  for IRA  accounts),  or make  exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

To register for Internet  Account Access,  please call the Funds  (toll-free) at
(888)  578-2733.  Shareholders  who have  registered for this service may access their account by visiting the AFBA 5Star Funds' website at www.afba.com.

Signature  Guarantees - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature  guarantee on any redemption  request to help protect  against fraud), the redemption of corporate,  partnership or fiduciary accounts,  or for certain types  of  transfer  requests  or  account  registration  changes.  A  medallion signature  guarantee  may be  obtained  from a domestic  bank or trust  company, broker,  dealer,  clearing  agency,  savings  association,  or  other  financial institution  which is  participating  in a medallion  program  recognized by the
Securities  Transfer  Association.  The three recognized  medallion programs are
Securities Transfer Agents Medallion Program (STAMP),  Stock Exchanges Medallion
Program (SEMP) and New York Stock Exchange,  Inc.  Medallion  Signature  Program
(NYSE MSP). A notarized signature is not sufficient.  Please call (888) 578-2733 for information on obtaining a signature guarantee.

Corporations,  Trusts and Other Entities - Additional  documentation is normally required  for  corporations,  fiduciaries  and  others  who  hold  shares  in  a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges  to Another  AFBA 5Star  Fund - You must meet the  minimum  investment requirement of the AFBA 5Star Fund into which you are exchanging.  The names and registrations on the two accounts must be identical.  Your shares must have been held in an open  account  for 15 days or more  and we must  have  received  good payment before we will exchange shares.  You should review the prospectus of the
Fund being purchased. Call us at (888) 578-2733 for a free copy.

Telephone  Services - During periods of increased market activity,  you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable  procedures to confirm that telephone  instructions  are genuine.  If such  procedures  are followed and we reasonably  believe the  instructions  are genuine,  the Funds are not liable for losses due to  unauthorized or fraudulent instructions.  At our  option,  we may  limit  the  frequency  or the  amount of telephone  redemption  requests.  Neither  the Funds nor PFPC  Inc.,  the Funds'
transfer  agent,  assumes  responsibility  for  the  authenticity  of  telephone redemption requests.

********************************************************************************
Conducting Business with AFBA 5Star Fund

                                         HOW TO OPEN AN ACCOUNT*               HOW TO ADD TO AN ACCOUNT
---------------------------------------- ------------------------------------- -------------------------------------
BY PHONE
--------------------------------------------------------------------------------------------------------------------
(888) 578-2733                           If you already  have an account with  You  may  make   investments   ($100
                                         us   and   you    have    authorized  minimum)  by  telephone.   After  we
You  must   authorize   each   type  of  telephone  exchanges,  you may  call  have received your  telephone  call, telephone  transaction  on your account  to open an account  in another  AFBA  we will  deduct  from your  checking
application  or the  appropriate  form,  5Star   Fund   by   exchange   ($500  account the cost of the shares.
available  from us. All account  owners  minimum).      The     names     and
must  sign.   When  you  call,  we  may  registrations  on the accounts  must  Availability   of  this  service  is
request  personal   identification  and  be identical.                         subject  to  approval  by the  Funds
tape record the call.                                                          and participating banks.

BY MAIL
---------------------------------------- ------------------------------------- -------------------------------------
Initial Purchases and all Redemptions:   Complete  and sign  the  application  Make  your  check  ($100   minimum)
AFBA 5Star Funds                         which        accompanies        this  payable  to AFBA  5Star  Funds  and
c/o PFPC Inc.                            Prospectus.       Your       initial  mail  it  to  us.  Always  identify
P.O. Box 9779                            investment  must  meet  the  minimum  your account  number or include the
Providence, RI 02940                     investment  requirements.  Make your  detachable   reminder   stub  (from
                                         check payable to AFBA 5Star Funds     your confirmation statement).
Overnight Address for all Transactions:
AFBA 5Star Funds
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

Subsequent Purchases:
AFBA 5Star Funds
c/o PFPC Inc.
P.O. Box 9779
Providence, RI 02940

BY WIRE
---------------------------------------- ------------------------------------- -------------------------------------
PNC Bank                                 Call  us  first  to get  an  account  Wire    share    purchases    ($500
Pittsburgh, PA                           number.      We     will     require  minimum)  should  include the names
ABA #031000053                           information   such  as  your  Social  of   each   account   owner,   your
Account Number: 8606905871               Security or Taxpayer  Identification  account  number  and the AFBA 5Star
FFC:   "Name  of  specific  AFBA  5Star  Number,   the  amount   being  wired  Fund in  which  you are  purchasing
Fund"                                    ($500  minimum),  and the  name  and  shares.  You  should  notify  us by
FBO:    "Shareholder   name   and   new  telephone   number  of  the   wiring  telephone  that  you  have  sent  a
account number"                          bank.  Then  tell  your bank to wire  wire purchase order to PNC Bank.
                                         the  amount.  You  must  send  us  a
                                         completed  application  as  soon  as
                                         possible     or     your     account
                                         registration will be delayed.

*  If you purchase  shares of a Fund without the  assistance of a Financial  Consultant,  your account will be held directly with the Fund at  its  transfer  agent.  You will not be opening a  brokerage  account  with,  or become a customer of, the underwriter.

THROUGH AUTOMATIC TRANSACTION PLANS
-------------------------------------------------------------------------------------------------------------------
You  must   authorize   each   type  of  Not applicable.                       You may authorize  automatic monthly
automatic  transaction  on your account                                        investments  in  a  constant  dollar
application      or     complete     an                                        amount  ($50   minimum)   from  your
authorization  form,  available from us                                        checking  account.  We  will  deduct
upon  request.  All  registered  owners                                        the amount you  authorize  from your
must sign.                                                                     checking  account  on the  same  day
                                                                               each month.

*********************************************************************************************************************

HOW TO SELL SHARES                                          HOW TO EXCHANGE SHARES
----------------------------------------------------------- --------------------------------------------------------
You may redeem shares by telephone  ($100,000 maximum) if,  You may exchange  shares  ($100  minimum or the initial
when  you  opened  your  account,   you   authorized   the  minimum  investment  requirement) for shares in another
telephone   redemption   privilege.   If  you   have   not  AFBA 5Star Fund.  The shares being  exchanged must have authorized  telephone  redemptions  and  wish  to  do  so,  been held in an open  account for 15  calendar  days or please  call  (888)  578-2733  for  instructions  and  the  more.
appropriate form.

----------------------------------------------------------- --------------------------------------------------------
In  a  letter,  include  the  genuine  signature  of  each  In a letter,  include  the  genuine  signature  of each registered  owner  (exactly  as  registered),  the name of  registered  owner,  the account  number,  the number of each account  owner,  the account number and the number of  shares or dollar amount to be exchanged  ($100 minimum)
shares  or  the  dollar  amount  to be  redeemed.  Written  and the name of the AFBA  5Star  Fund  into  which  the
redemption   requests   for  $25,000  or  more  require  a  amount is being transferred.
medallion  signature  guarantee.  We will send  redemption
proceeds only to the address of record.

----------------------------------------------------------- --------------------------------------------------------
A sale of  shares  held  for  less  than  60  days  may be  A sale of  shares  held  for  less  than 60 days may be
subject to a redemption  fee of 2.00%.  For more  details,  subject  to  a  redemption  fee  of  2.00%.   For  more
see the "How to Redeem Shares" section of this prospectus.  details,  see the "How to  Redeem  Shares"  section  of this prospectus.

----------------------------------------------------------- --------------------------------------------------------
Redemption  proceeds ($1,000 minimum) may be wired to your  Not applicable.
pre-designated  bank account.  A $10 fee will be deducted.
If we  receive  your  written  request  before  4:00  P.M.
(Eastern  time) we will  normally wire funds the following
business  day. If we receive  your written  request  after
4:00 P.M.  (Eastern  time), we will normally wire funds on
the  second  business  day.  Contact  your bank  about the
time  of  receipt   and   availability.   If  you  request
redemption  checks to be sent via overnight  mail, you may
be  required  to  pay a $10  fee  that  will  be  deducted
directly from your redemption proceeds.

----------------------------------------------------------- --------------------------------------------------------
Systematic Redemption Plan:                                 Monthly Exchanges:
You may  specify  a  dollar  amount  ($50  minimum)  to be  You may authorize  monthly  exchanges from your account
withdrawn   monthly  or  quarterly  or  have  your  shares  ($100  minimum) to another  AFBA 5Star Fund.  Exchanges redeemed  at a rate  calculated  to exhaust the account at  will be continued  until all shares have been exchanged the end of a  specified  period.  A fee of  $1.50  or less  or until you terminate the service.
may be charged  for each  withdrawal.  You must own shares
in an open  account  valued  at  $10,000  when  you  first
authorize the systematic  redemption  plan. You may cancel
or  change  your  plan or  redeem  all your  shares at any
time. We will continue  withdrawals  until all your shares
are  redeemed or until  either you or the Fund cancels the
plan.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
             AFBA 5Star Investment Management Co.; AFBA 5Star Funds;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously.  We believe that it is important to protect the confidentiality of your personal information
(referred  to in  this  policy  as  "information").  That's  why we  take  every reasonable precaution to safeguard your information.  Details of our approach to privacy  and how we  safeguard  your  information  are set forth in the  Privacy
Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect  information  about you to help us service your financial  needs,  to provide  you with  quality  products  and  services  and to  fulfill  legal  and regulatory  requirements.  We use this  information  for business  purposes with respect  to our  insurance,  banking  and  mutual  fund  business  relationships involving  you.  These business  purposes  include  evaluating a request for our products or services,  processing benefits claims, administering our products or services,  and  processing  transactions  requested  by you.  It is also used to assure compliance with laws and regulations  pertaining to our business.  We may also use information to offer you other products or services we provide.

How We Collect Information

We obtain most  information  directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have  requested.  However, if we need to verify information or need additional  information,  we may obtain it, as  applicable  from third  parties  such as  consumer  reporting  agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties  that help us conduct  our  business  or perform  services  on our behalf as well as  financial  institutions  with which we have  joint  marketing agreements may have access to your information. We may disclose information such as your name,  address,  social security number and account balances,  if any to these  associates.  These  associates are permitted to use this information only for the business  purposes for which they were retained,  or as required by law.
We may also use your information  within our affiliated  companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone  except as  permitted or required by law. If you prefer we not share your name with our  affiliated  companies,  simply  notify us in writing or call toll free at (800)  776-2322 and we will honor that request.  If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your  information to those  associates who have a business need to know that information in order to provide products or services to you or to maintain your  accounts.  These  associates  are governed by a strict code of
conduct  and  are   required  to  maintain  the   confidentiality   of  customer
information. We also maintain physical,  electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your  information  accurate and  up-to-date is very important to us. You may obtain  information we have about you (other than information  relating to a claim or a criminal or legal  proceeding)  by writing to us and  describing  the information  you would like. If you believe any of the  information is incorrect you may advise us of any  corrections  you believe  should be made.  To obtain a report or if you have any questions about our Privacy Policy, please write to us at  5Star  Enterprises,  909  North  Washington  Street,  Alexandria,  VA  22314
-Attention  Compliance  Department;  or call us at (800) 776-2322;  or visit our website at www.afba.com.

CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy  Policy will be provided to you  annually,  as long as you maintain  an ongoing  relationship  with us. This policy may change from time to time, but you can always view our current policy on our website at www.afba.com.
Our policy applies to both current and former customers.

Affiliated Companies

This notice  describes the Privacy  Policy of 5Star  Financial  LLC; 5Star Bank;
5Star Life Insurance Company;  AFBA 5Star Investment  Management Co.; AFBA 5Star
Funds and AFBA Five Star Securities Company.

This is not part of the prospectus.

Additional Information

A Statement of Additional  Information  (SAI)  contains  additional  information about the Funds and is  incorporated  by reference  into this  Prospectus.  This prospectus is also on the Funds'  website,  www.afba.com.  The Funds' annual and semi-annual  reports to shareholders  contain additional  information about each
Fund's  investments.  In the Funds'  annual report you will find a discussion of the market conditions and investment strategies that significantly affected each
Fund's  performance  during its last fiscal year.  You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.

You may obtain a free copy of these  documents by calling,  writing or e-mailing the Funds as shown below.  You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may  review  and copy  the SAI and  other  information  about  the  Funds by visiting  the SEC's  Public  Reference  Room in  Washington,  DC. You can obtain information  about  the  Public  Reference  Room by  calling  the  SEC at  (202)
551-8090.  Reports and other  information  about the Funds are  available on the
EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of this information  also  may be  obtained,  upon  payment  of a  duplicating  fee,  by electronic request at publicinfo@sec.gov,  or by writing to the Public Reference
Section of the SEC, Washington, DC 20549-0102.

AFBA
5Star
Fund, Inc.SM

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
www.afba.com

Shareholder Inquiries (888) 578-2733                     Investment Company Act
                                                                    file number
AFBA-PROS-I-07                                                         811-8035

                               AFBA 5STAR FUNDS(SM)
                       (FORMERLY AFBA 5STAR FUND, INC.(SM))

                                 Consisting of:

        AFBA 5STAR MID VALUE CAP FUND (FORMERLY, AFBA 5STAR MID CAP FUND)
                            AFBA 5STAR SMALL CAP FUND
                            AFBA 5STAR LARGE CAP FUND
                           AFBA 5STAR USA GLOBAL FUND
                            AFBA 5STAR BALANCED FUND
    AFBA 5STAR TOTAL RETURN BOND FUND (FORMERLY, AFBA 5STAR HIGH YIELD FUND)
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated [October 30], 2007

This Statement of Additional  Information ("SAI") is not a Prospectus but should be read in conjunction  with the  Prospectus  for Class A, B, and C Shares,  the
Prospectus  for Class I Shares and the  Prospectus for Class R Shares each dated
[October  29],  2007  (together,  the  "Prospectuses").  The  audited  financial statements  and  notes  thereto  in  the  AFBA  5Star  Funds  Annual  Report  to
Shareholders for the fiscal year ended March 31, 2007 are incorporated into this
SAI by  reference.  To  obtain a free  copy of a  Prospectus  or any  Annual  or
Semi-Annual  Report to shareholders,  please call the Company toll-free at (800)
243-9865.

     Non-Fundamental Policies and Restrictions for the AFBA 5Star Mid
     Cap Value Fund, AFBA 5Star Small Cap Fund and AFBA 5Star Science

     Additional Purchase and Redemption Policies for Class A, Class B,

Appendix E- Proxy and Corporate Action Voting Policies and Procedures of

                                  FUND HISTORY

AFBA  5Star  Funds  (the  "Trust")  was  originally   organized  as  a  Maryland
corporation on January 9, 1997 and was converted to a Delaware  statutory  trust effective  [October 29],  2007, and is registered  with the U.S.  Securities and
Exchange  Commission  ("SEC").  The Trust  currently  consists of seven separate investment  portfolios:  the AFBA 5Star Mid Cap Value Fund(1),  AFBA 5Star Small
Cap Fund,  AFBA 5Star  Large Cap Fund,  AFBA 5Star USA Global  Fund,  AFBA 5Star
Balanced  Fund,  AFBA 5Star Total Return Bond  Fund(2) and AFBA 5Star  Science &
Technology Fund (each, a "Fund" and together the "Funds").

               INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

Classification. The Trust is classified and registered as an open-end management investment  company  under the  Investment  Company Act of 1940, as amended (the
"1940 Act").  Each Fund is classified as  diversified  under the 1940 Act. These classifications  mean that the assets of the Funds are invested in a diversified portfolio  of  investments  and the  Funds  operate  as mutual  funds,  allowing shareholders  to  buy  and  sell  shares  at  any  time  (as  described  in  the
Prospectuses).

Investment  Strategies  and Risks.  The following  supplements  the  information contained in the Prospectuses  concerning the investment objectives and policies of the Funds. Each Fund's investment  objective is non-fundamental,  which means it may be changed by the Board of Trustees  (the  "Board")  without  shareholder approval.

The AFBA 5Star Investment  Management  Company,  Funds' investment  adviser (the
"Manager"),  manages the Funds' investment  process by evaluating,  recommending and monitoring the  sub-advisers of the Funds.  For the AFBA 5Star Balanced Fund and the AFBA  5Star  Small  Cap Fund,  the  Manager  employs a  multi-management strategy  to manage  each Fund's  assets by using more than one  sub-adviser.  A multi-management  strategy  seeks to improve  consistency of return over time by eliminating  reliance on the  results of a single  sub-adviser.  Therefore,  the
Manager  has  allocated  Fund  assets  among  multiple  sub-advisers  practicing distinct and  complementary  investment  strategies.  Because  each  sub-adviser
selects   securities   that  reflect  its  specific   investment   strategy,   a
multi-managed  Fund may be more  diversified  than an  individual  sub-adviser's portfolio.

AFBA 5Star Mid Cap Value Fund - seeks long-term  capital  growth.  To pursue its investment objective, the Fund, under normal circumstances, invests at least 80%
of its net assets in domestic equity securities (common stocks, convertibles and warrants)  issued by medium-sized  or "mid cap" companies.  The Fund considers a company to be a mid cap company if it has a market  capitalization  between $700 million and $8 billion at the time of purchase.

AFBA  5Star  Small Cap Fund - seeks  long-term  capital  growth.  To pursue  its investment objective, the Fund, under normal circumstances, invests at least 80%
of its net assets in domestic equity securities  issued by small  capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market  capitalization  of less  than  $2.5  billion  at the time of purchase, or if the company's market capitalization would place it in the lowest
20% of total  market  capitalization  of companies  that have equity  securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

AFBA 5Star Large Cap Fund - seeks long-term capital appreciation.  The Fund will normally  invest  in a broad  array  of  domestic  common  stocks,  in  terms of companies and industries. The Fund, under normal circumstances, invests at least
80% of its net assets in large cap growth equity securities that the sub-adviser believes offer the prospect of long-term capital appreciation.  Large cap equity securities  generally  refer to  companies in the Russell  1000(R)Growth  Index, although  the Fund may invest in  securities  not  included  in the  Index.  The sub-adviser  generally  intends to purchase  securities of issuers with a market capitalization of $5 billion or more at the time of investment.

_____________________________
(1)  On July 16,  2007,  AFBA 5Star Mid Cap Fund  changed its name to AFBA 5Star
     Mid Cap Value Fund.
(2)  On [October 15, 2007],  AFBA 5Star High Yield Fund changed its name to AFBA
     5Star Total Return Bond Fund.

AFBA 5Star USA Global Fund - seeks  capital  growth by  investing,  under normal circumstances,  at least 80% of its net  assets in  common  stocks of  companies based in the United  States that receive  greater than 40% of their  revenues or pre-tax income from international operations;  measured as of the preceding four completed  quarters  of  business  or the  respective  company's  most  recently completed  fiscal  year.  The  international  operations  of  these  U.S.  based companies  will  provide  investors  with  exposure  to at least  three  foreign countries.  The Fund will invest in common stocks  considered by the sub-adviser to have above average potential for appreciation.

AFBA 5Star  Balanced  Fund - seeks both  long-term  capital  growth and  current income.  Long-term  capital  growth is intended to be achieved  primarily by the
Fund's  investment  in  domestic  common  stocks and  secondarily  by the Fund's investment in convertible  debt  securities and  convertible  preferred  stocks.
Current  income is  intended to be  achieved  by the Fund's  investment  in high
quality   corporate  bonds,   government  bonds,   mortgage-backed   securities,
convertible debt securities, preferred stocks and convertible preferred stocks.

It is expected that the majority of common stocks in the Fund's  portfolio  will be those of companies with capitalizations in excess of $1.5 billion at the time of  purchase.  It is  not  the  sub-advisers'  intention  to  make  wide  use of
NASDAQ-traded,    smaller    capitalization    ("small   cap")   common   stocks
(capitalizations  of less than $1.5  billion).  The Fund may invest up to 75% of
its  assets  in  corporate  bonds,   convertible  bonds,  preferred  stocks  and
convertible  preferred  stocks.  The Fund's  sub-advisers  generally expect that these  securities will be rated above  investment grade or its equivalent by the major credit rating agencies.

The Fund may invest in securities that, at the time of initial  investment,  are rated Baa3 by Moody's  Investors  Service Inc.  ("Moody's") or Standard & Poor's
Corporation   ("S&P")  equivalent  rating.   Securities  that  are  subsequently
downgraded in quality  below Baa3 may continue to be held by the Fund,  and will be sold only at the  discretion  of the Fund's  sub-advisers.  In addition,  the credit  quality  of  unrated  securities  purchased  by the Fund must be, in the opinion of the Fund's  sub-advisers,  at least  equivalent  to a Baa3  rating by
Moody's or S&P equivalent rating.  Securities rated less than Baa3 by Moody's or the S&P equivalent are classified as non-investment  grade securities.  The Fund may invest up to 10% of its assets in securities  rated below Baa3 by Moody's or the S & P equivalent rating. The Fund will not purchase  obligations that are in default,  but may hold portfolio  securities that go into default  subsequent to acquisition by the Fund.

The  proportion  of the Fund  invested  in each type of  security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows it to invest in  securities  with varying  maturities.  Generally,  it is anticipated that the maturity of individual securities acquired by the Fund will not exceed 30 years. The average maturity of the Fund will generally be 15 years or less.

Sometimes the Fund's  sub-adviser  may believe that a full or partial  temporary defensive  position  is  desirable,  due to  present  or  anticipated  market or economic  conditions.  To achieve a defensive posture,  the sub-adviser may take any one or more of the  following  steps  with  respect  to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; and
(2) holding cash or cash  equivalents.  Use of a defensive posture by the Fund's sub-adviser may involve a reduction in the yield on the Fund's portfolio.

AFBA  5Star  Total  Return  Bond  Fund -  primarily  seeks  current  income  and secondarily,  capital growth. The Fund invests,  under normal circumstances,  at least 80% of its net assets primarily in a diversified portfolio of fixed income securities.  Current income is intended to be achieved by the Fund's  investment in debt securities,  without  restriction,  such as corporate bonds,  government bonds,  convertible debt securities and convertible  preferred  stocks.  Capital growth  is  intended  to be  achieved  by the  appreciation  of debt and  equity investments held by the Fund. It is expected that a minimum of 80% of the Fund's net assets will always be invested in debt  securities and that a maximum of 10%
of its net assets will be invested in equity  securities,  including  common and preferred stocks.

The Fund may  invest  up to 100% of its  assets  in debt  securities,  including without limitation, corporate bonds, convertible debt securities and convertible preferred stocks. The Fund may invest in securities that, at the time of initial investment,  are rated Baa3 by Moody's  Investors  Service Inc.  ("Moody's")  or
Standard & Poor's Corporation  ("S&P")  equivalent  rating.  Securities that are subsequently  downgraded  in quality  below Baa3 may  continue to be held by the
Fund,  and will be sold only at the  discretion of the Fund's  sub-advisers.  In addition,  the credit quality of unrated  securities  purchased by the Fund must be, in the opinion of the Fund's  sub-advisers,  at least  equivalent  to a Baa3 rating by Moody's or S&P equivalent  rating.  Securities rated less than Baa3 by
Moody's or the S&P equivalent are classified as non-investment grade securities.
The fund may invest up to 10% of its assets in  securities  rated  below Baa3 by
Moody's or the S & P equivalent rating.  The Fund will not purchase  obligations that are in default,  but may hold  portfolio  securities  that go into  default subsequent to acquisition by the Fund.

The  proportion  of the Fund  invested  in each type of  security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows it to invest in  securities  with  varying  maturities.  Generally  it is anticipated  that the e maturity of individual  securities  acquired by the Fund will not exceed  thirty  (30) years.  The  average  maturity of the Fund will be generally fifteen (15) years or less.

Sometimes the Fund's  sub-adviser  may believe that a full or partial  temporary defensive  position  is  desirable,  due to  present  or  anticipated  market or economic  conditions.  To achieve a defensive posture,  the sub-adviser may take any one or more of the  following  steps  with  respect  to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; and
(2) holding cash or cash  equivalents.  Use of a defensive posture by the Fund's sub-adviser may involve a reduction in the yield on the Fund's portfolio.

AFBA  5Star  Science  &  Technology  Fund - seeks  long-term  capital  growth by investing,  under  normal  circumstances,  at least 80% of its net assets in the
domestic   equity   securities  of  companies   expected  to  benefit  from  the
development,  advancement,  and  use  of  science  and  technology.  The  Fund's principal  investment  strategy is to select stocks that the Fund's  sub-adviser believes have  prospects for above  average  earnings  growth based on intensive
fundamental   research.   Portfolio   holdings   can  range  across  all  market
capitalizations of companies that are active in the development,  production, or distribution of products and services in the science and technology  industries.
The Fund may also invest in companies  that are likely to benefit from  specific
technological  advances.   Investments  may  also  include  companies  that  the
sub-adviser believes are likely to benefit from specific technological advances.
Some of the  industries  likely  to be  included  in the Fund  are:  electronics
(including  hardware,  software  and  components);  communications;  E-commerce;
information;  media;  life  sciences  and  healthcare;  environmental  services;
chemicals and synthetic materials; and defense and aerospace.

Investments

Asset-Backed  Securities.  The AFBA 5Star  Balanced  Fund and AFBA  5Star  Total
Return Bond Fund may invest in asset-backed securities.  Asset-backed securities are  collateralized  by short  maturity  loans such as  automobile  receivables, credit  card  receivables,  and other  types of  receivables  or assets.  Credit support for asset-backed securities may be based on the underlying assets and/or provided  through  credit  enhancements  by a third  party.  Credit  enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are  generally  provided  by the  issuer),  senior-subordinated  structures  and over-collateralization.

Cash Management. For purposes including, but not limited to, meeting redemptions and  unanticipated  expenses,  the Funds may invest a portion of their assets in cash or high-quality,  short-term debt obligations readily changeable into cash.
Such  high-quality,  short-term  obligations  include:  money market securities, commercial  paper,  bank  certificates  of deposit,  and  repurchase  agreements collateralized  by government  securities.  Investments in commercial  paper are restricted to companies in the top two short-term  rating  categories by Moody's and S&P. In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary,  emergency  purposes.  The securities used for cash  management  can  decrease in value.  The market  value of debt  securities generally  varies in  response to changes in  interest  rates and the  financial condition of each issuer.  During periods of declining interest rates, the value of debt securities  generally  increases.  Conversely,  during periods of rising interest rates, the value of these securities generally declines.

Convertible  Securities.   The  Funds  may  invest  in  convertible  securities.
Traditional  convertible securities include corporate bonds, notes and preferred stocks that may be  converted  into or  exchanged  for common  stock,  and other securities  that also provide an  opportunity  for equity  participation.  These securities are generally  convertible  either at a stated price or a stated rate
(that is, for a specific number of shares of common stock or other security). As with other fixed income securities,  the price of a convertible security to some extent varies  inversely  with interest  rates.  While  providing a fixed-income stream  (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security),  a convertible security  also  affords the  investor  an  opportunity,  through its  conversion feature,  to  participate in the capital  appreciation  of the common stock into which it is  convertible.  As the market  price of the  underlying  common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying  common stock  increases, the price of a convertible  security  tends to rise as a reflection of the value of the  underlying  common stock.  To obtain such a higher yield,  a Fund may be required to pay for a  convertible  security an amount in excess of the value of the underlying common stock.  Common stock acquired by a Fund upon conversion of a convertible  security will  generally be held for so long as the  sub-advisers anticipates  such  stock  will  provide  the Fund  with  opportunities  that are consistent with the Fund's investment objective and policies.

Covered Call Options.  Each Fund is authorized to write (i.e. sell) covered call options on the  securities  in which it may  invest  and to enter  into  closing purchase  transactions  with respect to certain of such options.  A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve  as a  partial  hedge  against  any  declining  price  of  the  underlying securities.

Up to 25% of a Fund's total assets may be subject to covered  call  options.  By writing  covered  call  options,  the Fund gives up the  opportunity,  while the option  is in  effect,  to  profit  from any price  increase  in the  underlying security above the option exercise price. In addition,  a Fund's ability to sell the underlying security will be limited while the option is in effect unless the
Fund effects a closing  purchase  transaction.  A closing  purchase  transaction cancels  out a  Fund's  position  as the  writer  of an  option  by  means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option  other than  through  exercise  of the  option,  the Fund will  realize a short-term  capital gain or loss.  Any gain realized by a Fund from the exercise of an option will be short- or  long-term  depending on the period for which the stock was held.  The writing of covered call options  creates a straddle that is potentially  subject  to the  straddle  rules,  which may  override  some of the foregoing rules and result in a deferral of some losses for tax purposes.

Debt Securities. In addition to investing for cash management purposes, the AFBA
5Star Mid Cap Value Fund may invest in debt securities on an intermittent  basis and the AFBA 5Star Balanced Fund and AFBA 5Star Total Return Bond Fund invest in debt securities under normal  conditions.  A debt security  represents a loan of money  by  the  purchaser  of the  securities  to the  issuer.  A debt  security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's  money over a certain period of time. A company typically meets its payment obligations  associated with its outstanding debt  securities  before it declares  and pays any  dividends  to holders of its equity securities.  Bonds,  notes,  debentures and commercial paper are types of debt  securities.  Each of these  differs in the length of the issuer's  payment schedule, with commercial paper having the shortest payment schedule.

The yields and principal values of debt securities fluctuate.  The market prices of debt securities usually vary depending on available yields. Generally, values of debt securities change inversely with interest rates. An increase in interest rates will generally  reduce the value of debt  securities and vice versa.  Debt securities  with longer  maturities tend to have higher yields and are generally subject to  potentially  greater  capital  appreciation  and  depreciation  than obligations with shorter  maturities and lower yields.  The ability of a Fund to achieve its investment  objective(s) is also dependent on the continuing ability of  issuers  of debt  securities  in  which  the  Fund  invests  to  meet  their obligations  for the payment of interest  and  principal  when due.  Independent rating  organizations  rate debt securities  based upon their  assessment of the financial  soundness of the issuer.  Generally,  a lower rating indicates higher risk. The AFBA 5Star Mid Cap Value Fund may buy debt securities that are rated A or higher by Moody's or S&P; or unrated  debt that is  determined  by the Fund's sub-adviser to be of comparable quality.  The debt investments of the AFBA 5Star
Balanced  Fund and  AFBA  5Star  Total  Return  Bond  Fund  may  invest  in debt securities that are generally rated Baa3 or higher by Moody's or S&P equivalent;
or unrated debt that is determined by the Funds' sub-adviser to be of comparable quality.

Equity  Securities.  Each of the Funds may  invest  in  equity  securities.  The purchaser of an equity security  typically receives an ownership interest in the company as well as certain  voting rights.  The owner of an equity  security may participate in a company's  success through the receipt of dividends,  which are distributions  of earnings by the company to its owners.  Equity security owners may also participate in a company's success or lack of success through increases or  decreases  in the value of the  company's  shares  as  traded in the  public trading  market for such shares.  Equity  securities  generally take the form of common stock or preferred  stock.  Preferred  stocks are equity  securities that often pay dividends at a specified rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stockholders typically receive  greater  dividends,  but may  receive  less  appreciation  than  common stockholders and may have greater voting rights as well.  Equity  securities may also include convertible securities.

IPO Risks - The  Balanced  Fund and the  Total  Return  Bond Fund may  invest in initial  public  offerings.  IPO risk is the risk that the  market  value of IPO shares will fluctuate  considerably  due to facts such as the absence of a prior public  market,  unseasoned  trading,  the small number of shares  available for trading and limited information about the issuer. The purchase of IPO shares may involve  high  transaction  costs.  IPO  shares are  subject to market  risk and liquidity  risk.  When the Fund's asset base is small, a significant  portion of the Fund's  performance  could be attributable  to investments in IPOs,  because such investments would have a magnified impact on the Fund. As the Fund's assets grow,  the effect of the Fund's  investments  in IPOs on the Fund's  performance probably will decline, which could reduce the Fund's performance. Because of the price  volatility  of IPO  shares,  the Fund may choose to hold IPO shares for a very  short  period of time,  which may  increase  the  turnover  of the  Fund's portfolio and may lead to increased  expenses to the Fund,  such as  commissions and transaction costs. In addition,  the sub-adviser cannot guarantee  continued
access to IPOs.

Illiquid  Securities.  Each  Fund  may  invest  up to 15% of its net  assets  in illiquid  securities.  The term  "illiquid  securities"  for this purpose  means securities  that cannot be disposed of within seven days in the ordinary  course of  business  at  approximately  the  amount  at which the Fund has  valued  the securities. Illiquid securities are considered to include generally, among other things,  repurchase  agreements with maturities in excess of seven days, certain
loan   participation   interests  and  other  securities  whose  disposition  is
restricted under the federal securities laws. A Fund's illiquid  investments may include  privately placed  securities that are not registered for sale under the
Securities Act of 1933, as amended (the "1933 Act").

The Funds  may also,  when  consistent  with  their  investment  objectives  and policies,  purchase commercial paper issued pursuant to Section 4(2) of the 1933
Act and  domestically  traded  securities that are not registered under the 1933
Act but can be sold to "qualified  institutional buyers" in accordance with Rule
144A under the 1933 Act ("Rule 144A  Securities").  These securities will not be considered  illiquid so long as the  sub-advisers  determine,  under  guidelines approved by the Board,  that an adequate trading market exists.  The practice of investing  in  Rule  144A  securities  could  increase  the  level  of a  Fund's illiquidity  during  any  period  that  qualified  institutional  buyers  become uninterested in purchasing these securities.

International  Investing.  International  investing  allows  a  mutual  fund the opportunity  to avoid  being  exclusively  tied to the  performance  of the U.S.
economy and can expose a fund to growth in foreign and/or emerging markets.  But
international   investing  involves  risks  such  as  currency  fluctuation  and instability.  None of the Funds intend to invest directly in foreign  securities or foreign currencies.

The AFBA 5Star USA Global Fund gains international exposure, while attempting to limit its risks,  by investing  primarily  in U.S.  companies  with  substantial international  operations.  Although this investment style is not direct foreign investment, the U.S. companies in which this Fund normally invests will directly experience the risk of foreign operations in their day-to-day business. The AFBA
5Star Mid Cap Value,  AFBA 5Star Small Cap and AFBA 5Star  Science &  Technology
Funds  may  also  invest  in  U.S.  companies  with  substantial   international
operations  to a more  limited  degree  and,  to the extent  they do so, will be subject to the same risks. The AFBA 5Star Total Return Fund and the debt portion of the AFBA 5Star balanced fund may invest in foreign bonds  denominated in U.S.
dollars and registered with the SEC for sale in the U.S.,  commonly  referred to as Yankee bonds.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain  international exposure through investing in American Depositary Receipts (ADRs) and securities of foreign  companies that are traded on U.S. stock  exchanges.  ADRs, which are receipts  typically  issued by domestic banks or trust  companies,  are publicly traded in the United  States  and  represent  ownership  in  underlying  foreign securities.  Up to 25% of the total assets of the AFBA 5Star Mid Cap Value Fund,
AFBA 5Star  Small Cap Fund and AFBA 5Star Large Cap Fund may be invested in ADRs and securities of foreign  companies  that are traded on U.S.  stock  exchanges.
However,  under  normal  circumstances  these  Funds do not intend to invest the total  authorized  amount.  The AFBA 5Star  Science &  Technology  Fund does not intend to invest more than 5% in ADRs and  securities of foreign  companies that are traded on U.S. stock exchanges,  nor does the Fund intend to invest directly in  foreign  securities  or foreign  currencies.  Most ADRs are traded on a U.S.
stock exchange and can be sponsored or unsponsored.  Issuers of unsponsored ADRs are not  contractually  obligated to disclose  material  information in the U.S.
and, therefore,  there may not be a correlation between such information and the market value of the  unsponsored  ADR. A depositary may establish an unsponsored facility without  participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of  non-objection  from such issuer  prior to the  establishment  of such facility.  Sponsored ADR  facilities are created in generally the same manner as unsponsored  facilities,  except  that the  issuer of the  deposited  securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than  sponsored  ADRs.  ADRs do not involve the same direct  currency  and  liquidity  risks as  securities  denominated  in foreign  currency.  However,  their value will generally be affected by currency fluctuations  that  alter the  value of the  security  underlying  the ADRs with respect to the U.S. dollar.

Investing in foreign  companies,  even indirectly through ADRs, may involve more risks than investing in U.S.  companies.  These risks can increase the potential
for  losses  in  the  Fund  and  may  include,  among  others,   currency  risks
(fluctuations  in currency  exchange rates and the new euro  currency),  country risks (political,  social and economic  instability,  currency  devaluations and policies that have the effect of limiting or restricting  foreign  investment or
the  movement  of  assets)   different   trading   practices,   less  government
supervision,  less publicly available  information,  limited trading markets and greater volatility.

Mid Cap  Securities.  Generally,  mid cap companies may have more  potential for growth than large cap companies.  Investing in mid cap companies,  however,  may involve  greater risks than investing in large cap companies.  Mid cap companies
may  not  have  the  management   experience,   financial   resources,   product
diversification  and  competitive   strengths  of  large  cap  companies,   and,
therefore,  their securities may be more volatile than the securities of larger, more established  companies.  Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks.  Because of this, if a Fund wants to sell a large quantity of a mid cap company's  stock, it may have to sell at a lower price than the sub-advisers  might prefer,  or it may have to sell in smaller than desired  quantities  over a period of time.  The AFBA 5Star
Mid Cap Value Fund will  primarily  invest in the equity  securities  of mid cap companies.  The AFBA 5Star Small Cap Fund, AFBA 5Star Large Cap Fund, AFBA 5Star
USA Global Fund,  AFBA 5Star  Balanced  Fund and AFBA 5Star Science & Technology
Fund will occasionally invest in equity securities of such mid cap companies.

Small Cap  Securities.  Investments  in common  stocks in general are subject to market,  economic and  business  risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources,  product  diversification  and  competitive  strengths  of large  cap companies, and therefore investments in small cap company securities may involve greater  price  volatility  than  investments  in  securities  of  larger,  more established  companies.  The AFBA 5Star Small Cap Fund will primarily  invest in the equity securities of such small cap companies.  The AFBA 5Star Mid Cap Value
Fund,  AFBA 5Star  Balanced  Fund and AFBA 5Star  Science & Technology  Fund may
invest in equity securities of such small cap companies.  Therefore  investments in these Funds may be more  suitable for  long-term  investors  who can bear the risk of these fluctuations.

Large Cap  Securities.  Investment  in large  cap  company  securities  involves certain risks  because  large cap companies may be unable to respond  quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Large cap companies are also  sometimes  unable to attain the high growth  rates of  successful,  smaller  companies,  especially  during  extended periods of economic expansion.  The AFBA 5Star Large Cap Fund and AFBA 5Star USA
Global  Fund  will  primarily  invest  in the  equity  securities  of large  cap companies.  The AFBA 5Star Mid Cap Value Fund and AFBA 5Star  Balanced  Fund may
occasionally invest in equity securities of such large cap companies.

High Yielding  Securities.  Each of the AFBA 5Star  Balanced Fund and AFBA 5Star
Total Return Bond Fund may invest up to 10% of its net assets in  high-yielding, higher-risk debt securities  (so-called  "junk bonds").  These lower rated bonds involve a higher  degree of credit risk,  the risk that the issuer will not make interest  or  principal  payments  when due.  In the  event of an  unanticipated default,  a Fund would experience a reduction in its income,  and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.  During an economic downturn or substantial period of rising interest rates,  highly leveraged issuers may experience  financial  stress,  which would adversely  affect their  ability to meet their  principal  and interest  payment obligations,  to  reach  projected  business  goals  and  to  obtain  additional financing.

The market  prices of lower grade  securities  are generally  less  sensitive to interest  rate  changes  than higher rated  investments,  but more  sensitive to adverse  economic or  political  changes or, in the case of  corporate  issuers, individual corporate developments.  Periods of economic or political uncertainty and change can be  expected  to result in higher  volatility  of prices of these
securities.   Since  the  last  major  economic  recession,  there  has  been  a substantial  increase in the use of  high-yield  debt  securities to fund highly leveraged corporate acquisitions and restructurings.  Therefore, past experience with high-yield  securities in a prolonged  economic downturn may not provide an accurate  indication  of future  performance  during such  periods.  Lower-rated securities also may have less liquid markets than higher-rated  securities,  and their  liquidity  as well as their  value may be  adversely  affected by adverse economic conditions.  Adverse publicity and investor perceptions, as well as new
or  proposed  laws,  may  also  have  a  negative   impact  on  the  market  for
high-yielding/higher-risk bonds.

Credit quality of lower-rated  securities can change  suddenly and  unexpectedly and even recently  issued credit  ratings may not fully reflect the actual risks posed by a particular  high-yield/high-risk  security.  For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established  credit rating agencies,  but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

As a mutual fund  investing  in fixed  income  securities,  each of the Funds is subject primarily to interest rate,  income and credit risk.  Interest rate risk is the potential for a decline in bond prices due to rising  interest  rates. In general,  bond prices vary  inversely with interest  rates.  When interest rates rise,  bond prices  generally fall.  Conversely,  when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's  maturity  date. In general,  bonds with longer  maturities  are more sensitive to interest rate changes than bonds with shorter maturities. The Funds are also subject to income  risk,  which is the  potential  for a decline in the respective  Fund's income due to falling market  interest  rates. In addition to interest rate and income  risks,  each Fund is subject to credit risk as defined above.  The credit  risk of a Fund  depends on the  quality of its  investments.
Reflecting their higher risks, lower-quality bonds generally offer higher yields
(all other factors being equal).

Money Market  Securities.  Investments  by the Funds in money market  securities shall include government securities,  commercial paper, money market funds, bank certificates of deposit and repurchase  agreements  collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories of Moody's and S&P.

Mortgage-backed  Securities.  The AFBA 5Star  Balanced Fund and AFBA 5Star Total
Return  Bond Fund may  invest  in  mortgage-backed  securities.  Mortgage-backed securities  represent  an  ownership  interest  in  a  pool  of  mortgage  loans
originated  by  mortgage   bankers,   commercial   bankers,   savings  and  loan
associations,  savings  banks and credit  unions to finance  purchases of homes, commercial  buildings or other real estate.  The  individual  mortgage loans are packaged or "pooled" together for sale to investors.  As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage  securities  will  generally  vary  inversely  with changes in market interest rates,  declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods  of  rapidly  rising  rates,  mortgage  securities  may also  have  less potential  for capital  appreciation  than other debt  securities  of comparable maturities  as  interest  rates  decline,  due to the  increased  likelihood  of mortgage  prepayments.  An  unexpected  rise in interest  rates could extend the average life of a mortgage  security  because of a lower than expected  level of prepayments,  potentially  reducing  the  security's  value and  increasing  its volatility.  In addition,  to the extent mortgage  securities are purchased at a premium,  mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's  principal  investment to the extent of the premium paid.  On the other hand,  if mortgage  securities  are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase  current and total returns and will  accelerate the recognition of income  that,  when  distributed  to  shareholders,  will be taxable as ordinary income.

Repurchase Agreements.  The Funds may invest in issues of the U.S. Treasury or a
United  States  government  agency  in the  form  of  repurchase  agreements.  A repurchase  agreement  involves  the  sale  of  securities  to a Fund  with  the concurrent  agreement by the seller to repurchase  the  securities at the Fund's cost plus  interest at an agreed  rate upon  demand or within a specified  time, thereby determining the yield during the Fund's period of ownership.  The result is a fixed rate of return insulated from market fluctuations during such period.
Under the 1940 Act,  repurchase  agreements  may be considered an acquisition of the underlying  securities,  provided the obligation of the seller to repurchase the securities from the Funds is "Collateralized Fully", as that term is defined under the 1940 Act.

The Funds will enter into  repurchase  agreements  only with U.S.  banks  having assets  in  excess  of $1  billion  which are  members  of the  Federal  Deposit
Insurance  Corporation,  and  with  certain  securities  dealers  who  meet  the qualifications  set from time to time by the Board.  The term to  maturity  of a repurchase  agreement  normally  will be no longer  than a few days.  Repurchase agreements  maturing in more than seven days and other illiquid  securities will not exceed 15% of the net assets of a Fund.

The use of repurchase  agreements  involves certain risks.  For example,  if the seller of the agreement  defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the  securities  are  sold.  If the  seller  of the  agreement becomes  insolvent  and  subject  to  liquidation  or  reorganization  under the
Bankruptcy Code or other laws,  disposition of the underlying  securities may be delayed pending court proceedings.  Finally,  it is possible that a Fund may not be able to perfect its interest in the underlying  securities.  While the Funds'
sub-advisers acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Warrants.  The AFBA 5Star Mid Cap Value Fund,  AFBA 5Star  Science &  Technology
Fund,  AFBA 5Star  Large Cap Fund and AFBA  5Star USA Global  Fund may invest in warrants.  Warrants are purely  speculative  in that they have no voting rights, pay  no  dividends  and  have  no  rights  with  respect  to the  assets  of the corporation  issuing them.  Warrants  basically  are options to purchase  equity securities at a specific price valid for a specific  period of time. They do not represent ownership of the securities,  but only the right to buy them. Warrants differ  from call  options  in that  warrants  are  issued by the  issuer of the security,  which  security  may be  purchased  on their  exercise,  whereas call options  may be  written  or issued by anyone.  The  prices of  warrants  do not necessarily  move parallel to the prices of the  underlying  securities.  Rights represent a preemptive right to purchase  additional shares of stock at the time of new  issuance,  before  stock is offered to the general  public,  so that the stockholder can retain the same ownership percentage after the offering.

Fundamental  Investment  Policies and  Restrictions.  The following  fundamental policies have been adopted by the Funds.  These policies cannot be changed for a
Fund without the approval of a "majority of the outstanding  voting  securities"
of the  Fund.  Under  the  1940  Act,  a  "majority  of the  outstanding  voting securities"  of a Fund means the vote of:  (i) more than 50% of the  outstanding voting  securities of the Fund; or (ii) 67% or more of the voting  securities of the  Fund  present  at a  meeting,  if  the  holders  of  more  than  50% of the outstanding voting securities are present or represented by proxy,  whichever is less.

Each Fund may not:

(1)  Purchase or sell real estate  unless  acquired as a result of  ownership of securities or other instruments and provided that this restriction does not prevent the Fund from  investing in issuers that invest,  deal or otherwise engage in  transactions in real estate or interests  therein,  investing in securities that are secured by real estate or interests therein,  or making purchasing or selling real estate mortgage loans.

(2)  Purchase  or sell  physical  commodities  unless  acquired  as a result  of ownership  of  securities  or other  instruments  and  provided  that  this restriction  does  not  prevent  the Fund  from  engaging  in  transactions involving currencies and futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3)  Underwrite the securities of other issuers, except that the Fund may engage in  transactions  involving the  acquisition,  disposition or resale of its portfolio securities or selling its own shares under circumstances where it may be deemed to be an underwriter.

(4)  Make  loans,  except to the  extent  permitted  by the 1940 Act,  any rule, exemption  or  order  thereunder,  or  SEC  staff  interpretation  thereof, provided that this  restriction  does not prevent the Fund from  purchasing debt  obligations,  other  debt  instruments,  loan  participations  and/or engaging in direct  corporate loans in accordance with its investment goals
     and  policies,   entering  into  repurchase  agreements,  and  loaning  its portfolio securities.

(5)  Borrow money or issue senior securities,  except as the 1940 Act, any rule, exemption or order thereunder,  or SEC staff  interpretation  thereof,  may permit.

(6)  Make investments that result in the  concentration (as that term is defined by the 1940  Act,  any rule,  exemption  or order  thereunder  or SEC staff interpretation  thereof) of its net assets in  securities of issuers in any one  industry  (other  than  securities  issued or  guaranteed  by the U.S.
     Government,  or any of its agencies or instrumentalities,  or securities of other investment companies).

(7)  Change its classification from diversified,  as defined under the 1940 Act, to non-diversified.

Non-Fundamental Policies and Restrictions for the AFBA 5Star Mid Cap Value Fund,
AFBA 5Star Small Cap Fund and AFBA 5Star Science & Technology Fund

In addition to the fundamental  policies and investment  restrictions  described
above,   and  the  various  general   investment   policies   described  in  the
Prospectuses,  the AFBA  5Star Mid Cap,  AFBA  5Star  Small  Cap and AFBA  5Star
Science & Technology Funds are subject to the following investment restrictions, which are  considered  non-fundamental  and may be changed by the Board  without shareholder approval.

(1)  Other  Investment  Companies.  Each  Fund is  permitted  to invest in other
     investment  companies,   including  open-end,  closed-end  or  unregistered
     investment companies,  either within the percentage limits set forth in the
     1940  Act,  any  rule or  order  thereunder,  or SEC  staff  interpretation thereof,  or  without  regard to  percentage  limits in  connection  with a
     merger,   reorganization,   consolidation  or  other  similar  transaction.
     However,  a Fund may not operate as a fund of funds which invests primarily in the  shares  of other  investment  companies  as  permitted  by  Section
     12(d)(1)(F)  or (G) of the 1940 Act,  if its own  shares  are  utilized  as investments  by such a fund of funds.  Under current  legal and  regulatory requirements,  the Fund may  invest  up to 5% of its  total  assets  in the securities of any one investment  company,  but may not own more than 3% of any  investment  company or invest more than 10% of its total assets in the securities of other investment companies.

(2)  Each  Fund may not  invest  more than 15% of its net  assets in  securities which it cannot  sell or  dispose  of in the  ordinary  course of  business within seven days at  approximately  the value at which the Fund has valued the investment; and

(3)  Each Fund may not borrow for the purpose of leveraging its investments.  In this regard, a Fund will not purchase portfolio  securities when borrowings exceed 5% of its total assets.  Any borrowing,  pledging or mortgaging of a
     Fund's assets will be limited to one-third of the Fund's assets.

Portfolio Turnover.  Although the Funds generally will not invest for short-term trading purposes,  portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the sub-advisers, investment considerations  warrant such action.  Portfolio  turnover  rate is calculated by dividing (1) the lesser of purchases  or sales of portfolio  securities  for the fiscal  year by (2) the  monthly  average of the value of  portfolio  securities owned  during the  fiscal  year.  A 100%  turnover  rate would  occur if all the securities  in a  Fund's  portfolio,  with the  exception  of  securities  whose maturities  at the time of  acquisition  were one  year or less,  were  sold and either  repurchased  or  replaced  within  one year.  A high  rate of  portfolio turnover  (100% or more)  generally  leads to higher  transaction  costs and may result in a greater number of taxable transactions.

The  portfolio  turnover  rates for the Funds as of the fiscal years ended March
31, 2006 and 2007 are set forth below.  Please note that the following portfolio turnover  rates do not  reflect  the  portfolio  turnover  rates of the  current sub-advisers  as the  sub-advisers  began managing the Fund as of July 16, 2007.
Certain  sub-advisers have, or expect to liquidate a significant  portion of the respective  Fund's  portfolio in order to better align the Fund's portfolio with
the  Fund's  revised   investment   objective  and  policies,   as  approved  by
shareholders and/or sub-adviser's investment strategies.  This could result in a higher  portfolio  turnover  rate for the  Funds.  However,  subsequent  to such turnover the Funds'  portfolio  turnover  rates are not  expected to  materially change going forward.

Name of Fund                                   Fiscal Year Ended     Fiscal Year Ended
                                                 March 31, 2006        March 31, 2007
AFBA 5Star Mid Cap Value Fund                         19%                   22%
AFBA 5Star Small Cap Fund                             24%                   18%
AFBA 5Star Large Cap Fund                             40%                   23%
AFBA 5Star USA Global Fund                            16%                   13%
AFBA 5Star Balanced Fund                              18%                   28%
AFBA 5Star Total Return Bond Fund                     28%                   10%
AFBA 5Star Science & Technology Fund                  44%                   39%

Disclosure  of  Portfolio  Holdings.  The  Trust  discloses  portfolio  holdings information  as required in its  regulatory  filings  and  shareholder  reports, discloses  portfolio  holdings  information  as  required  by federal  and state securities laws and may disclose portfolio  holdings  information in response to requests by  governmental  authorities.  As  required by the federal  securities laws,  including the 1940 Act, the Trust will disclose its portfolio holdings in its applicable  regulatory filings,  including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings,  reports or disclosure  documents as the applicable regulatory authorities may require.

The  Board  has  adopted,  on  behalf of the  Funds,  a policy  relating  to the disclosure of each Fund's  portfolio  securities.  The policies  relating to the
disclosure  of  the  Funds'   portfolio   securities  are  designed  to  protect
shareholder  interests allow disclosure of portfolio holdings  information where necessary  to  the  Fund's  operation  without  compromising  the  integrity  or performance  of the Fund.  It is the  policy of the Trust that  disclosure  of a
Fund's portfolio  holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate  business purposes for selective  disclosure and the recipient is obligated  to  keep  the  information  confidential  and  not  to  trade  on the information provided.

The Trust currently makes its portfolio  holdings publicly  available on its Web site, www.afba.com,  or on the SEC's Web site, www.sec.gov,  as disclosed in the following table:

-------------------------------- ---------------------------- --------------------------------------
Information Posting              Frequency of Disclosure      Date of Web Posting
-------------------------------- ---------------------------- --------------------------------------
Top 10 Portfolio Holdings        Quarterly                    30 calendar days after the end of
                                                              each calendar quarter
-------------------------------- ---------------------------- --------------------------------------

The scope of the  information  relating  to the  Funds'  portfolio  that is made available  on the Web site may  change  from time to time  without  notice.  The
Funds' adviser or its affiliates may include each Fund's  portfolio  information that has already  been made public  through a Web site  posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties,  provided that, in the case of information made public through the Web, the  information  is disclosed no earlier than the day after the date of posting to the Web site.

The Trust may distribute or authorize the distribution of information  about the
Funds' portfolio holdings that is not publicly available for legitimate business purposes to its third-party service providers, which include PFPC Trust Company, the  custodian;  PFPC Inc.,  the  administrator,  accounting  agent and transfer agent;  PricewaterhouseCoopers  LLP, the Funds'  independent  registered  public accounting  firm;  Stradley Ronon Stevens & Young LLP,  legal  counsel;  and the
Funds' financial printer,  as engaged from time to time. These service providers are required to keep such  information  confidential,  and are  prohibited  from trading based on the information or otherwise  using the  information  except as necessary  in  providing  services to the Funds.  Such  holdings are released on conditions of confidentiality,  which include appropriate trading  prohibitions.
"Conditions  of  confidentiality"  include  confidentiality  terms  included  in
written   agreements,   implied  by  the  nature  of  the   relationship   (e.g.
attorney-client relationship), or required by fiduciary or regulatory principles
(e.g., custody services provided by financial institutions).

The Trust may provide  information  regarding the Funds'  portfolio  holdings to shareholders,  firms and institutions before their public disclosure is required or  authorized  as discussed  above,  provided  that:  (i) the Chief  Compliance
Officer of the Funds determines that the Fund has a legitimate  business purpose for disclosing the non-public  portfolio holdings  information to the recipient;
and (ii) the recipient signs a written  confidentiality  agreement that provides that the non-public  portfolio  holdings  information will be kept confidential, will not be used for trading  purposes and will not be  disseminated or used for any  purpose  other than the  purpose  for which it was  approved.  Persons  and entities unwilling to execute a confidentiality  agreement that is acceptable to the Trust may only receive  portfolio  holdings  information  that has otherwise been  publicly  disclosed.  The  Trust  is not  compensated  for  disclosure  of portfolio holdings.  Non-public  portfolio holdings of a Fund's entire portfolio will not be disclosed to members of the media under any circumstance.

Exceptions  to, or waivers of, the Funds'  policy on portfolio  disclosures  may only be made by the Funds' Chief Compliance Officer and must be disclosed to the
Board at its next regularly scheduled  quarterly meeting.  The Trust's Portfolio
Holdings  Disclosure Review Committee is responsible for reviewing any potential conflict of interest  between the  interests  of the Funds'  shareholders  and a third party with respect to the  disclosure  of  non-public  portfolio  holdings information prior to its  dissemination.  The Board is responsible for reviewing the operation and effectiveness of the Funds' portfolio  disclosure policy on an annual basis.

                         MANAGEMENT OF AFBA 5STAR FUNDS

Trustees and Officers. The Funds are managed by AFBA 5Star Investment Management
Company (the "Manager") subject to the supervision and control of the Board. The
Board  meets  regularly  to  review  the  activities  of the  officers,  who are responsible for day-to-day  operations of the Company. The following table lists the  officers and Trustees of the Trust,  their birth dates,  position,  term of office and principal occupation.  The address of each person listed below is 909
North Washington Street, Alexandria, Virginia 22314.

                                                                                            Number of
                                                                                          Funds in Fund         Other
Name, Birth date                 Position(s)     Term of Office         Principal            Complex        Trusteeships/
                               Held with the     and Length of        Occupation(s)        Overseen by      Directorships
                                    Trust         Time Served      During Past 5 Years       Trustee       Held by Trustee
INDEPENDENT TRUSTEES

General Monroe W. Hatch,           Trustee      Trustee since     Consultant to                 7         Trustee, ANSER
Jr., USAF (Ret.)                                January 1997.     Industry on National                    Corporation
(11/20/33)                                      Shall serve as    Security, June                          (non-profit
                                                Trustee  until    1990-present.                           research
                                                his                                                       institute);
                                                resignation, or                                           Trustee, Vaughn
                                                until                                                     College of
                                                terminated or                                             Aeronautics;
                                                until his                                                 Trustee, Flacon
                                                successor is                                              Foundation
                                                elected and                                               (private
                                                qualified.                                                non-profit
                                                                                                          scholarship
                                                                                                          foundation).

General Louis C. Wagner,           Trustee      Trustee since     Private Consultant            7
Jr., USA (Ret.)                                 January 1997.     to industry and
(01/24/32)                                      Shall serve as    defense agencies,
                                                Trustee until     Jan 1990-present.
                                                his
                                                resignation, or
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.

Lieutenant General John S.         Trustee      Trustee since     Partner and                   7         Member, Board of
Fairfield, USAF (Ret.)                          May 2002.         Director, Strategic                     Directors,
(05/02/41)                                      Shall serve as    Business                                Skybuilt Power
                                                Trustee until     Relationships Team,                     (Solar Power
                                                his               IBM, Public Sector ,                    Company) June
                                                resignation, or   March 2003 -                            2003 - present;
                                                until             present; Vice                           Member, Board of
                                                terminated or     President, Business                     Directors, PLASMA
                                                until his         Development,                            (Energy Company),
                                                successor is      Computer Sciences                       April 2007 -
                                                elected and       Corporation, March -                    present; Member
                                                qualified.        July, 2003; Vice                        Board of
                                                                  President, Strategic                    Trustees,
                                                                  Marketing, DynCorp,                     Wakefield School
                                                                  1997-2003.                              (Private
                                                                                                          Educational
                                                                                                          Institution),
                                                                                                          June 2004 -
                                                                                                          present; Trustee,
                                                                                                          US Air Force
                                                                                                          Academy Falcon
                                                                                                          Foundation,, 2000
                                                                                                          - present; and
                                                                                                          Member, Juniper
                                                                                                          Networks Federal
                                                                                                          Advisory Board,
                                                                                                          2005 - present.

Brigadier General Henry J.         Trustee      Trustee since     Retired since 2000.           7                N/A
Sechler, USAF (Ret.)                            January 1997.     Formerly, Consultant
(07/23/32)                                      Shall serve as    and Vice President,
                                                Trustee until     General Dynamics
                                                his               Corp (defense
                                                resignation, or   contractor).
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.

[TO BE COMPLETED IN RULE 485(b) FILING:]
INTERESTED DIRECTORS

General Ralph E. Eberhart       Chairman and    Chairman and      President, Armed               7         Advisory Board
USAF (Ret.)*                       Trustee      Trustee since     Forces Benefit                           Member, ManTech
(12/26/46)                                      December 2004.    Association, December                    International
                                                Shall serve as    2004 - present;                          (government
                                                Chairman and      Director and                             technology
                                                Trustee, until    Chairman, 5Star Life                     contractor);
                                                his resignation   Insurance Company,                       Advisory Board
                                                or termination    December                                 Member, The
                                                or until his      2004-present;                            Spectrum Group
                                                successor is      Director and                             (consulting
                                                elected and       Chairman, 5Star Bank,                    services);
                                                qualified.        December                                 Advisory Board
                                                                  2004-present;                            Member, ICX
                                                                  Director and                             Technologies
                                                                  Chairman, AFBA 5Star                     (security
                                                                  Investment Management                    products);
                                                                  Company, December                        Director,
                                                                  2004-present;                            Standard Aero
                                                                  Manager, 5Star                           (service
                                                                  Financial, LLC,                          provider to
                                                                  December                                 global
                                                                  2004-present; Former                     aerospace,
                                                                  Commander,                               defense and
                                                                  NORAD/USNORTHCOM                         energy
                                                                  (U.S. Air Force);                        industries);
                                                                  Former Commander                         Director,
                                                                  NORAD/USSPACE/AFSPACE                    ObjectVideo
                                                                  (U.S. Air Force).                        (surveillance
                                                                                                           products);
                                                                                                           Director,
                                                                                                           EIDPassport
                                                                                                           (security
                                                                                                           products);
                                                                                                           Director, TERMA
                                                                                                           North America,
                                                                                                           Inc. (high-tech
                                                                                                           solution
                                                                                                           applications).
Charles A. Gabriel                 Trustee      Trustee since     [_________]                    7         [_________]
[(Birth Date)]                                  2007.  Shall
                                                serve as
                                                Trustee until
                                                his resignation
                                                or termination
                                                or until his
                                                successor is
                                                elected or
                                                qualified

Robert E. Morrison              President and   President since   President of AFBA              7              [___]
(03/07/57)                         Trustee      August 2006.      5Star Investment
                                                Trustee since     Management Company;
                                                2007.  Shall      Former Principal of
                                                serve as          Morrison Consulting;
                                                President and     and Former President
                                                Trustee at the    and Chief Executive
                                                pleasure of the   Officer of Sky Trust
                                                Board or until    and Sky Wealth
                                                his resignation   Management.
                                                or termination
                                                or until his
                                                successor is
                                                elected or
                                                qualified.

OFFICER(S) WHO ARE NOT TRUSTEES

Andrew J. Welle                 Senior Vice    Senior Vice        President of AFBA             N/A              N/A
(10/28/66)                       President     President since    5Star Securities
                               and Secretary   February 2005      Company; Senior Vice
                                               and Secretary      President and Chief
                                               since July 2003.   Operating Officer of
                                               Shall serve as     AFBA 5Star Investment
                                               Senior Vice        Management Company.
                                               President and
                                               Secretary at the
                                               pleasure of the
                                               Board or until
                                               his resignation
                                               or termination
                                               or until his
                                               successor is
                                               elected or
                                               qualified.

Lorraine J. Lennon                  Vice       Vice President     Vice President of             N/A              N/A
(01/26/61)                       President     since December     Compliance, 5Star
                                 Compliance    2000. Shall        Life Insurance
                                               serve as           Company, AFBA 5Star
                                               Vice-President     Investment Management
                                               of Compliance at   Company and AFBA
                                               the pleasure of    5Star Securities
                                               the Board or       Company.
                                               until her
                                               resignation or
                                               termination or
                                               until her
                                               successor is
                                               elected and
                                               qualified.

John R. Moorman                  Assistant     Assistant Vice     Assistant Vice                N/A              N/A
(02/26/70)                     Vice President  President since    President and
                                               December 2000.     Membership Sales
                                               Shall serve as     Director of AFBA
                                               Assistant          5Star Investment
                                               Vice-President     Management Company.
                                               at the pleasure    Formally, National
                                               of the Board or    Sales Director of
                                               until his          AFBA 5Star Investment
                                               resignation or     Management Company.
                                               termination or
                                               until his
                                               successor is
                                               elected and
                                               qualified.

Michael E. Houchins                Chief       Chief Financial    Chief Financial               N/A              N/A
(07/30/69)                       Financial     Officer and        Officer and Treasurer
                                Officer and    Treasurer since    of AFBA 5Star
                                 Treasurer     February 2006.     Investment Management
                                               Shall serve as     Company.  Formerly
                                               Chief Financial    Controller and Vice
                                               Officer and        President of Finance
                                               Treasurer until    of 5Star Life
                                               his resignation    Insurance Co. and
                                               or termination     AFBA 5 Star
                                               or until his       Investment Management
                                               successor is       Company.
                                               elected and
                                               qualified.

Salvatore Faia, Esq., CPA          Chief       Chief Compliance   President, Vigilant           N/A              N/A
(12/25/62)                       Compliance    Officer since      Compliance Services
                                  Officer      August 2004.       2004 to present;
                                               Shall service as   Senior Legal Counsel,
                                               Chief Compliance   PFPC Inc. 2002 to
                                               Officer until      2004; Chief Legal
                                               his resignation,   Counsel, Corviant
                                               or until           Corporation
                                               terminated or      (Investment Adviser,
                                               until his          Broker-Dealer and
                                               successor is       Service Provider to
                                               elected and        Investment Advisers
                                               qualified.         and Separate Account
                                                                  Providers) 2001 to
                                                                  2002; Partner, Pepper
                                                                  Hamilton LLP (law
                                                                  firm) 1997 to 2001.

*    General  Ralph E.  Eberhart,  USAF (Ret.),  Mr.  Robert E. Morrison and Mr.
     Charles A. Gabriel are considered interested persons of the Trust under the
     1940 Act due to their  positions as an officer and/or  chairman,  president and director,  respectively,  of AFBA 5Star Investment  Management Company, the Manager of the Funds and other AFBA 5Star entities.

The Board has an Audit  Committee  comprised of only the  Independent  Trustees,
Messrs. Hatch, Wagner,  Fairfield and Sechler. The Audit Committee,  established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds'  Independent  Registered Public Accounting
Firm,  confer with the Independent  Registered  Public Accounting Firm regarding the Funds' financial statements,  the results of the audits and related matters, and perform such other tasks as the full Board deems  necessary or  appropriate.
The Audit Committee met twice during the last fiscal year.

The  Board has a  Nominating  and  Governance  Committee  comprised  of only the
Independent  Trustees,   Messrs.  Hatch,  Wagner,  Fairfield  and  Sechler.  The
Nominating  Committee,  established  by the  Board  on June  27,  2007,  has the responsibility,  among other  things,  to: (i) identify,  research,  recruit and evaluate candidates for nominations for Board members; (ii) make recommendations and consider  shareholder  recommendations  for  nominations  for Board members;
(iii)  review and  evaluate  the  Board's  structure  and  governance  policies, procedures and practices;  and (iv) make  recommendations  to the full Board for nominations for membership on all committees,  review all committee  assignments
annually  and  periodically  review  the   responsibilities  and  need  for  all
committees of the Board. The Nominating and Governance Committee met once during the last fiscal year.

According to the  Nominating and Governance  Committee  Charter  approved by the
Board,  the  Nominating  and  Governance  Committee  will  consider  and  review shareholder  recommendations  for  nominations to fill vacancies on the Board if such  recommendations  are properly  submitted to the Committee or the Trust. In order to recommend a nominee,  a  "qualifying  shareholder"  (as defined  below)
should  provide a written  notice to the  Nominating  and  Governance  Committee containing the following information: (a) the name and address of the qualifying shareholder  making  the  recommendation;  (b) the number of shares of each Fund that are owned of record and beneficially by such qualifying shareholder and the length  of  time  that  such  shares  have  been  so  owned  by  the  qualifying shareholder;  (c) a description of all arrangements and  understandings  between such qualifying  shareholder and any other person or persons (naming such person or persons)  pursuant to which the  recommendation  is being made; (d) the name, age,  date of birth,  business  address and  residence  address of the person or persons being  recommended;  (e) the resume or curriculum vitae of the person or persons  being  recommended  and such other  information  regarding  each person recommended by such  qualifying  shareholder as would be required to be included in a proxy  statement  filed  pursuant  to the  proxy  rules  of the SEC had the nominee been  nominated  by the Board;  (f) whether the  shareholder  making the recommendation  believes  the  person  recommended  would  or  would  not  be an
"interested  person" of the Trust,  as defined in Section  2(a)(19)  of the 1940
Act;  and (g) the  written  consent  of each  person  recommended  to serve as a trustee of the Trust if so nominated and elected/appointed. The notice should be sent to the Nominating and  Governance  Committee,  care of the Secretary of the
Trust at 909 North  Washington  Street,  Alexandria,  VA 22314, and the envelope containing the notice should indicate "Nominating and Governance Committee."

A  "qualifying  shareholder"  who is  eligible  to  recommend  a nominee  to the
Nominating  Committee is a (i) shareholder that owns of record,  beneficially or through a financial  intermediary  $10,000 or more of a Fund's shares,  (ii) has been a shareholder of $10,000 or more of the Fund's shares for 12 months or more prior to submitting the  recommendation  to the Committee,  and (iii) provides a written notice to the Committee containing the information above.

It  is  the  intention  of  the  Committee  that  the  recommending  shareholder demonstrate  a significant  and long-term  commitment to the Trust and its other shareholders  and that his or her objectives in submitting a  recommendation  is consistent with the best interests of the Trust and all of its shareholders.

In  the  event  the  Committee  receives  a  recommendation  from  a  qualifying shareholder  during a time when no vacancy exists or is expected to exist in the near  term  and  the  recommendation  otherwise  contains  all  the  information required,  the Committee shall retain such  recommendation  in its files until a vacancy  exists  or is  expected  to exist in the  near  term and the  Committee commences its efforts to fill such vacancy.

Security and Other Interests. The following table sets forth the dollar range of equity securities  beneficially  owned by each Trustee in each Fund of the Trust and in all registered  investment  companies  overseen by the Trustee within the
Trust's  family  of  investment  companies,  as of  December  31,  2006,  unless otherwise noted.

                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                                                                      Registered Investment
                                                                                    Companies Overseen by
                                        Dollar Range of Equity Securities          Trustee within the Family
Name of Trustee                              in each AFBA 5Star Fund                of Investment Companies

INTERESTED TRUSTEE
General Ralph E. Eberhart              $10,001-$50,000 in Mid Cap Value Fund              Over $100,000
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund
                                       $10,001-$50,000 in Balanced Fund
Charles A. Gabriel*                    [__________]                                        [__________]
Robert E. Morrison*                    [__________]                                        [__________]

INDEPENDENT TRUSTEES
General Monroe W. Hatch, Jr.           $10,001-$50,000 in Balanced Fund                  $10,001-$50,000

General Louis C. Wagner, Jr.           $1-$10,000 in Small Cap Fund                      $10,001-$50,000
                                       $1-$10,000 in Large Cap Fund
                                       $1-$10,000 in USA Global Fund
                                       $1-$10,000 in Science & Technology Fund

Lieutenant General John S. Fairfield   $10,001-$50,000 in Mid Cap Value Fund              Over $100,000
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Science & Technology Fund

Brigadier General Henry J. Sechler     $10,001-$50,000 in Mid Cap Value Fund               Over $100,000
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in USA Global Fund
                                       $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Total Return Bond Fund

*The information presented with respect to Messrs. Gabriel and Morrison is as of
September 30, 2007, due to their recent election to the Board.

As of  December  31,  2006,  none  of the  Trustees  of the  Trust  who  are not
"interested  persons" as such term is defined in the 1940 Act (the  "Independent
Trustees"),  or their immediate family members owned  beneficially or of record, an  interest  in the  Manager  or  underwriter,  or in any  person  directly  or indirectly controlling,  controlled by, or under common control with the Manager or underwriter.

Compensation.  Independent  Trustees are compensated and reimbursed by the Funds for  their  expenses  arising  out  of  normal  duties  and  services.  Director compensation for the fiscal year ended March 31, 2007, was as follows:

                                                         Pension or                              Total Compensation
                                   Aggregate        Retirement Benefits     Estimated Annual    from Trust and Fund
      Name of Person           Compensation from     Accrued as Part of      Benefits Upon        Complex Paid to
       And Position                  Trust             Trust Expenses          Retirement             Trustee

INTERESTED TRUSTEES
General Ralph E. Eberhart             $0                     $0                    $0                    $0
Charles A. Gabriel*                   N/A                   N/A                   N/A                   N/A
Robert E. Morrison*                   N/A                   N/A                   N/A                   N/A

INDEPENDENT TRUSTEES
General Monroe W. Hatch             $16,000                  $0                    $0                 $16,000

General Louis C. Wagner,
Jr.                                 $16,000                  $0                    $0                 $16,000

Lieutenant General John S.
Fairfield                           $16,000                  $0                    $0                 $16,000

Brigadier General Henry J.
Sechler                             $16,000                  $0                    $0                 $16,000

*Messrs.  Gabriel and  Morrison  have  recently  been elected as Trustees of the
Trust; therefore,  no compensation  information is shown for them. However, both
Messrs.  Gabriel and Morrison are "interested  trustees" as that term is defined under the 1940 Act, and, therefore, will not receive compensation from the Trust in the future.

Directors  Fairfield,  Hatch,  Sechler and Wagner have no financial interest in, nor are  they  affiliated  with,  the  Manager,  PFPC  Distributors,  Inc.  (the
"Underwriter")  or with any of the Funds'  current  sub-advisers:  Dreman  Value
Management,  L.L.C.,  Marvin & Palmer Associates,  Inc.,  Financial  Counselors,
Inc.,  The  London  Company,  TrendStar  Advisors,  LLC  and  Bjurman,  Barry  &
Associates (each a "Sub-Adviser," collectively the "Sub-Advisers").

Code of Ethics.  The Trust,  the Manager,  the  Sub-Advisers and the Underwriter
have each  adopted a code of ethics,  as  required  by Rule 17j-1 under the 1940
Act. Under each code of ethics, persons who are designated as access persons are restricted in their personal  securities  transactions,  including  transactions involving  securities  that may be purchased  or sold by any Fund.  Each code of ethics contains  provisions  designed to  substantially  comply with the federal securities laws. The codes of ethics are on file with the SEC.

Proxy  Voting  Policies  and  Procedures.  The Funds  delegate  all proxy voting decisions regarding the Funds' securities to the Funds' Sub-Advisers, subject to the Board's continuing oversight. As a result, the Funds' Board has adopted each
Sub-Adviser's  proxy voting  policies and  procedures as the Funds' proxy voting policies and procedures  (the "Policies and  Procedures").  In exercising  their voting obligations,  each Sub-Adviser is guided by its general fiduciary duty to act prudently  and in the best interest of the Funds in which they manage.  Each
Sub-Adviser will consider factors affecting the value of the Funds'  investments and  the  rights  of  shareholders  in its  determination  on  voting  portfolio securities.

Each  Sub-Adviser's  authority  to vote  proxies  or act with  respect  to other shareholder  actions is  established  through the  delegation  of  discretionary authority  under its respective  Sub-Advisory  agreement  with the Manager.  The
Sub-Advisers  will  vote  all  proxies  and  act on  all  other  actions  of the securities  for which the  Sub-Adviser is responsible in a timely manner as part of their full  discretionary  authority over Fund assets in accordance  with the
Policies and Procedures. Examples of the types of corporate actions on which the
Sub-Advisers  vote  proxies  for  company  securities  that the  Funds  hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

The proxy voting  policies and  procedures of each  respective  Sub-Adviser  are attached herewith beginning at Appendix B.

As of August 31 each year,  a copy of each Fund's  proxy  voting  record for the previous  twelve-month  period ended June 30 is available,  without charge, upon request, by calling (800) 243-9865 or via the SEC's Web site at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. Persons or organizations beneficially owning 25% or more of the outstanding  shares of a Fund may be presumed to "control" a Fund.  As a result, those persons or organizations  could have the ability to vote a majority of the shares of a Fund on any matter  requiring  the approval of the  shareholders  of that Fund. As of [September 30], 2007, Armed Forces Benefit Association ("AFBA),
which is  organized  in  Washington,  D.C.  and is located at 909 N.  Washington
Street,  Alexandria,  VA 22314, owned of record the following percentages of the outstanding  shares of AFBA 5Star Mid Cap Value Fund, AFBA 5Star Small Cap Fund,
AFBA 5Star Large Cap Fund, AFBA 5Star USA Global Fund, AFBA 5Star Balanced Fund,
AFBA 5 Star Total  Return Bond Fund and AFBA 5Star  Science &  Technology  Fund:
[___]%,  [___]%,  [___]%,  [___]%,  [___]%,  [___]%,  and [___]%,  respectively.
Accordingly, AFBA is deemed to control the Funds.

As of  [September  30],  2007,  the  following  persons were the record owner or beneficial  owner of 5% or more of the  outstanding  shares of Class A, Class B,
Class C, Class I or Class R Shares of each Fund:

                                                 Owner of Record         Beneficial Owner        Percent of Class

AFBA 5Star Mid Cap Value Fund (B Shares)

First Clearing, LLC
Benjamin L. Byerly & Christi A. Byerly JT                                         X                     [___]%
WROS
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

First Clearing, LLC
Mark B. Diberardinis (SEP IRA)                                                    X                     [___]%
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

First Clearing, LLC
Timothy J. Ehrsam                                                                 X                     [___]%
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

AFBA 5Star Mid Cap Value Fund (I Shares)
                                                                                                        [___]%
Armed Forces Benefit Assoc.
Attn: Deborah French                                      X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement
As Nominee for the TTEE/CUST PL 763                                               X                     [___]%
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Mid Cap Value Fund (R Shares)
                                                                                                        [___]%
AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Small Cap Fund (A Shares)
                                                                                                        [___]%
Charles Schwab & Co
Special Custody Account FBO Customers                                             X                     [___]%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Prudential Investment Management Service
FBO Mutual Fund Clients                                                           X                     [___]%
100 Mulberry Street
3 Gateway Center Floor 11
Mail stop: NJ 05-11-20
Newark, NJ 07102

AFBA 5Star Small Cap Fund (I Shares)
                                                                                                        [___]%
Armed Forces Benefit Assoc.
Attn: Deborah French                                      X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-155

State Street Bank Trust
Plantation Pipe Line Co.                                                          X                     [___]%
Employees Annuity Plan
805 Pennsylvania Avenue, Tower II
Floor 5
Kansas City, MO 64105

3 PIMS/Prudential Retirement
As Nominee for the TTEE/CUST PL 763                                               X                     [___]%
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Small Cap Fund (R Shares)
                                                                                                        [___]%
NFS LLC FEBO
Woodland Property Partners, INC.                                                  X                     [___]%
James M. Marshall
900 Carroll Street
Perry, GA 31069-3314

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

Counsel Trust FBO
Pasley Management Group, L.P. 401 K                                               X                     [___]%
The Times Building
1251 Waterfront Place
Pittsburgh, PA 15222-4235

AFBA 5Star Large Cap Fund (A Shares)
                                                                                                        [___]%
Perishing, LLC
P.O. Box 2052                                                                     X                     [___]%
Jersey City, NJ 07303-9998

First Clearing, LLC
Irrev. Life Insurance Trust                                                       X                     [___]%
Attn: John C. Page
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

First Clearing, LLC
Cedar Resources, Inc.                                                             X                     [___]%
Attn: John C. Page
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Great Plains Trust Co.
FBO Paul and Maureen Evans                                                        X                     [___]%
7700 Shawnee Mission Parkway
Suite 100
Overland Park, KS 66202

AFBA 5Star Large Cap Fund (B Shares)
                                                                                                        [___]%
First Clearing, LLC
Chris A. Thymides                                                                 X                     [___]%
Simple IRA
FFC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Raymond James & Assoc. Inc.
FBO Harris IRA                                                                    X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC
Lynne W. Stalls                                                                   X                     [___]%
TOD Account
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Ferris, Baker Watts, Inc.
Phillip L. Kuch                                                                   X                     [___]%
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.
Florence W. Saiger IRA                                                            X                     [___]%
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.
FBO Luanne Paisley Beneficiary                                                    X                     [___]%
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.
Oh Rho Chapter of Sae House TR                                                    X                     [___]%
100 Light Street
Baltimore, MD 21202

AFBA 5Star Large Cap Fund (C Shares)
                                                                                                        [___]%
Raymond James & Assoc. Inc.
FBO K's Advertising                                                               X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

PFPC Trust Co. R/O IRA
Nanako Kamiya Hanafin                                                             X                     [___]%
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

Raymond James & Assoc. Inc.
FBO Waller IRA                                                                    X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Harrison TR                                                                   X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Therival, LC                                                                  X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5Star Large Cap Fund (I Shares)
                                                                                                        [___]%
Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

FBA 5Star Large Cap Fund (R Shares)
                                                                                                        [___]%
AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star USA Global Fund (A Shares)
                                                                                                        [___]%
Raymond James & Assoc. Inc.                                                       X                     [___]%
FBO Abdalla Sam
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC                                                               X                     [___]%
Thomas E. Greenman Jr. R/O IRA
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Great Plains Trust Co.
FBO Paul and Maureen Evans                                                        X                     [___]%
7700 Shawnee Mission Parkway
Suite 100
Overland Park, KS 66202

AFBA 5Star USA Global Fund (B Shares)
                                                                                                        [___]%
First Clearing, LLC
Sondra H. Block IRA                                                               X                     [___]%
FFC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Raymond James & Assoc. Inc.
FBO Lapera IRA                                                                    X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Sibley IRA                                                                    X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Rahne Bonita                                                                  X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC
James H. Peyatt R/O IRA                                                           X                     [___]%
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

AFBA 5Star USA Global Fund (C Shares)
                                                                                                        [___]%
Raymond James & Assoc. Inc.
FBO Greenblatt IRA                                                                X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Reece IRA                                                                     X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5Star USA Global Fund (I Shares)
                                                                                                        [___]%
Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star USA Global Fund (R Shares)
                                                                                                        [___]%
AFBA Investment Management Co.
ATTN Michael Houchins                                     X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Balanced Fund (A Shares)                                                                     [___]%

Prudential Investment Management Company
FBO Mutual Fund Clients                                                           X                     [___]%
100 Mulberry Street
3 Gateway Center, Floor 11
Mail Stop- NJ 05-11-20
Newark, NJ 07102

AFBA 5Star Balanced Fund (I Shares)                                                                     [___]%

Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Balanced Fund (R Shares)                                                                     [___]%

AFBA Investment Management Co.
ATTN Michael Houchins                                     X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Total Return Bond Fund (A Shares)                                                            [___]%

Charles Schwab & Co Inc
Special Custody Acct FBO Customers                                                X                     [___]%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Raymond James & Assoc. Inc.
FBO Abdalla Sam                                                                   X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5Star Total Return Bond Fund (C Shares)                                                            [___]%

Raymond James & Assoc. Inc.
FBO Hight Trust                                                                   X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

AFBA 5Star Total Return Bond Fund (I Shares)                                                            [___]%

Armed Forces Benefit Assoc.
Attn:  Deborah French                                     X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Total Return Bond Fund (R Shares)                                                            [___]%

AFBA Investment Management Co.
Attn: Michael Houchins                                    X                                             [___]%
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Science & Technology Fund (B                                                                 [___]%
Shares)

E*Trade Clearing, LLC
IRA Custodian                                                                     X                     [___]%
P.O. Box 989030
West Sacramento, CA 95798-9030

Raymond James & Assoc. Inc.
FBO Coleman Anthony                                                               X                     [___]%
880 Carillon Parkway
St. Petersburg, FL  33716

First Clearing, LLC
Robert D. Johnston IRA                                                            X                     [___]%
FCC as Custodian
FCC Client Services Department
P.O. Box 6600
Glen Allen, VA 23058

Ferris, Baker Watts, Inc.                                                         X                     [___]%
FBO Shirley E. Dickerson
Roth IRA
100 Light Street
Baltimore, MD 21202

Ferris, Baker Watts, Inc.                                                         X                     [___]%
Peter F. Degaetano IRA/RO
100 Light Street
Baltimore, MD 21202

AFBA 5Star Science & Technology Fund (I                                                                 [___]%
Shares)

Armed Forces Benefit Assoc.                               X                                             [___]%
Attn: Deborah French
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                      X                     [___]%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5Star Science & Technology Fund (R                                                                 [___]%
Shares)

AFBA Investment Management Co.                            X                                             [___]%
Attn: Michael Houchins
909 N. Washington Street
Alexandria, VA  22314-1555

PFPC Trust Company 5 Star IRA                                                     X                     [___]%
FBO James R. Clark
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

Management Ownership. As of [September 30], 2007, the officers and Trustees as a group owned less than 1% of the outstanding  shares of each Class of each of the
AFBA 5Star Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Manager and  Sub-Advisers.  AFBA 5Star  Investment  Management  Company  acts as
Manager of the Funds and is a registered investment adviser under the Investment
Advisers  Act of 1940,  as  amended  (the  "Advisers  Act").  The  Manager  is a wholly-owned  subsidiary of 5Star Financial LLC and, ultimately,  a wholly-owned subsidiary  of AFBA,  which  was  organized  in 1947 to  provide  low-cost  life insurance  for military  families.  The Manager  organized the Trust in 1997 and employed,  at its own  expense,  in  accordance  with the  Management  Agreement between the Manager and the Funds, Dreman Value Management,  L.L.C.  ("Dreman"),
Marvin & Palmer Associates,  Inc. ("M&P"),  Financial Counselors,  Inc. ("FCI"),
The London Company ("London Co."),  TrendStar  Advisors,  LLC  ("TrendStar") and
Bjurman,  Barry &  Associates  ("Bjurman")  as  Sub-Advisers  to the Funds.  The
Sub-Advisers began managing the Funds on July 16, 2007.

Pursuant to sub-advisory  agreements  between AFBA 5Star  Investment  Management
Company and each Sub-Adviser, Dreman manages the entire AFBA 5Star Mid Cap Value
Fund portfolio;  M&P manages the entire AFBA 5Star Large Cap Fund and AFBA 5Star
USA Global Fund portfolios;  FCI manages the entire AFBA 5Star Total Return Bond
Fund  portfolio  and the  fixed-income  segment of the AFBA 5Star  Balanced Fund portfolio;  the London Co. manages the equity segment of the AFBA 5Star Balanced
Fund portfolio and approximately 20% of the AFBA 5Star Small Cap Fund portfolio;
TrendStar  manages the entire AFBA 5Star Science & Technology Fund portfolio and approximately  40% of the AFBA 5Star Small Cap Fund portfolio;  and Bjurman also manages  approximately  40% of the AFBA  5Star  Small  Cap Fund  portfolio.  The sub-advisory  agreements  were approved by the Board,  including the Independent
Trustees, and shareholders of each Fund.

For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's  average  daily net assets.  The Manager has entered into contractual  arrangements  to reduce  fees  and/or  pay  expenses  to the extent necessary to limit Total Annual Fund  Operating  Expenses to 1.08%  exclusive of
Rule 12b-1 and  shareholder  service  fees through July 31, 2008 with respect to the AFBA 5Star Balanced and AFBA 5Star Total Return Bond Funds. In addition, the
Manager  has  entered  into  contractual  arrangements  to limit fees and/or pay expenses in amounts  necessary  to limit Total  Annual Fund  Operating  Expenses exclusive  of Rule 12b-1 and  shareholder  service fees through July 31, 2008 to
1.28%,  with respect to the AFBA 5Star Large Cap Fund,  AFBA 5Star Mid Cap Value
Fund,  AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund.  With regard to the AFBA 5Star  Science &  Technology  Fund,  the  Manager  has  entered  into a contractual  arrangement  to  limit  fees  and/or  pay  expenses  to the  extent necessary to limit Total Annual Operating  Expenses  exclusive of Rule 12b-1 and shareholder  service fees to 1.50% of the average  annual net assets of the Fund through  July 31,  2008.  After July 31,  2008,  the Manager may either renew or terminate  these  arrangements.  When a Fund's  assets grow to a point where fee reductions  and/or expense  payments are no longer necessary to meet the expense limitation  target, the Manager may seek to recoup amounts it previously reduced or expenses  that it paid.  The Manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense  limitation  target.  The Manager  shall only be entitled to recoup such amounts  for a period of three  years from the date such  amount was  limited or paid.

For the past three  fiscal  years,  the Funds  paid the  Manager  the  following amounts:

                                            Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
Name of Fund                                  March 31, 2005           March 31, 2006          March 31, 2007
AFBA 5Star Mid Cap Value Fund
    Advisory Fees Paid                             $53,251                 $132,040                  $233,073
    Fees Reduced/Expenses Reimbursed            ($189,422)               ($146,859)                 ($95,975)
    Net Fees                                    ($136,171)                ($14,819)                  $137,098

AFBA 5Star Small Cap Fund
    Advisory Fees Paid                            $633,469               $1,433,890                $1,855,408
    Fees Reduced/Expenses Reimbursed            ($145,949)                ($14,994)                     $0.00
    Net Fees                                      $487,520               $1,418,896                $1,855,408

AFBA 5Star Large Cap Fund
    Advisory Fees Paid                            $170,913                 $172,846                  $181,397
    Fees Reduced/Expenses Reimbursed            ($181,322)               ($124,760)                 ($91,475)
    Net Fees                                     ($10,409)                  $48,086                   $89,922

AFBA 5Star USA Global Fund
    Advisory Fees Paid                            $346,393                 $358,807                  $249,581
    Fees Reduced/Expenses Reimbursed            ($155,999)                ($93,749)                 ($93,145)
    Net Fees                                      $190,394                 $265,058                  $156,436

AFBA 5Star Balanced Fund
    Advisory Fees Paid                            $429,338                 $552,918                  $675,705
    Fees Reduced/Expenses Reimbursed            ($233,272)               ($178,367)                ($148,827)
    Net Fees                                      $196,066                 $374,551                  $526,878

AFBA 5Star Total Return Bond Fund
    Advisory Fees Paid                            $360,009                 $292,733                  $181,623
    Fees Reduced/Expenses Reimbursed            ($251,232)               ($189,800)                ($144,827)
    Net Fees                                      $108,777                 $102,933                   $36,796

AFBA 5Star Science & Technology Fund
    Advisory Fees Paid                             $47,892                  $53,123                   $88,900
    Fees Reduced/Expenses Reimbursed            ($191,136)               ($150,563)                ($118,489)
    Net Fees                                    ($143,244)               ($132,777)                 ($29,589)

Dreman,  the  current  Sub-Adviser  of the Mid Cap Value  Fund,  was  originally founded  in 1977 as  investment  advisory  firm,  and is an  investment  adviser registered under the Advisers Act. Dreman is wholly owned by the Dreman family.

M&P, the current  Sub-Adviser of the Large Cap Fund and the USA Global Fund, was
originally founded by David Marvin and Stanley Palmer in 1986 as a global growth equity  specialist  investment  advisory  firm,  and  is an  investment  adviser registered  under  the  Advisers  Act.  M&P is  approximately  95%  owned by its employees, including majority owned by Mr. Marvin.

FCI, the current  Sub-Adviser of the Total Return Bond Fund and the fixed income portion of the Balanced Fund,  was  originally  founded in 1966 as an investment advisory firm, and is an investment  adviser  registered under the Advisers Act.
FCI's  ultimate  parent company is MTC Holding  Corporation,  which is a holding company  and  majority  owned by Bradley A.  Bergman,  a Director of FCI and the
President and Director of MTC Holding Corporation.

The London Co., the current  Sub-Adviser  of the Small Cap Fund and the Balanced
Fund,  was  founded  by  Stephen M.  Goddard,  CFA in 1994 and is an  investment adviser  registered  under the Advisers Act. The London Co. is currently  wholly owned by Mr. Goddard.

TrendStar,  the  current  Sub-Adviser  of the Small  Cap Fund and the  Science &
Technology  Fund, is an investment  adviser  registered  under the Advisers Act.
TrendStar  is wholly  owned by Thomas W.  Laming,  Kyle R.  Bubeck  and James R.
McBride, TrendStar members.

Bjurman,  the current Sub-Adviser of the Small Cap Fund, was founded in 1970 and is an investment adviser registered under the Advisers Act. Bjurman is currently wholly  owned by O. Thomas  Barry III and G. Andrew  Bjurman,  the  directors of
Bjurman.

Pursuant  to  the   sub-advisory   agreements   between  the  Manager  and  each
Sub-Adviser,  the Sub-Advisers  provide the Funds with day-to-day  management of the Funds'  portfolio,  including the investment and  reinvestment of the Funds'
investments, subject to the supervision and control of the Trustees of the Trust and the Manager.

Under the sub-advisory agreements,  each Sub-Adviser,  except FCI, is paid 0.33%
of the average daily net assets of the portion of the Fund that the  Sub-Adviser
is  managing  by  the  Manager  in  connection   with  the  performance  of  the
Sub-Adviser's services under the sub-advisory  agreement.  FCI receives 0.27% of the  average  daily net assets of the Total  Return Bond Fund and the portion of the  Balanced  Fund  that it  manages  by the  Manager  in  connection  with its performance under its Sub-Advisory Agreements.

For the last three fiscal years, the Manager paid Kornitzer Capital  Management,
Inc.,  the  former  sole  sub-adviser  to the Funds  until  July 15,  2007,  the following amounts for its services to each Fund:

                                         Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
Name of Fund                               March 31, 2005         March 31, 2006         March 31, 2007
AFBA 5Star Mid Cap Value Fund                   $21,928                 $54,466                $96,143
AFBA 5Star Small Cap Fund                      $250,584                $591,480               $765,356
AFBA 5Star Large Cap Fund                       $70,356                 $71,299                $74,826
AFBA 5Star USA Global Fund                     $141,541                $148,008               $102,952
AFBA 5Star Balanced Fund                       $176,752                $228,079               $278,728
AFBA 5Star Total Return Bond Fund              $149,257                $120,753               $102,952
AFBA 5Star Science & Technology Fund            $30,016                 $21,913                $36,671

Each Fund bears the cost of  personnel  as shall be  necessary  to carry out its normal  operations;  fees  of  the  Independent  Trustees,  the  custodian,  the
Independent  Registered Public Accounting Firm and legal counsel; rent; the cost of a  transfer  and  dividend  disbursing  agent or similar  in-house  services;
bookkeeping;  accounting and all other clerical and administrative  functions as may be  reasonable  and  necessary to maintain the Fund's  records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments  and their agencies  including the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction;   brokerage
commissions;  or any other expenses  incurred by it which are not assumed in the
Management Agreement by the Manager.

Portfolio  Managers.  The following  paragraphs provide certain information with respect to the portfolio  managers of the Funds as identified in the  Prospectus and the material conflicts that may arise in connection with their management of the  investments  of the Funds,  on the one hand,  and the  investments of other clients for which they may have primary responsibility.

Dreman Value Management, LLC

Dreman  manages the entire AFBA 5Star Mid Cap Value  portfolio.  The  investment team managing the portfolio is comprised of David N. Dreman,  E. Clifton Hoover,
Mark  Roach and F.  James  Hutchinson,  who are  primarily  responsible  for the day-to-day  management  of the  portfolio.  The  table  below  includes  details regarding  the number of  registered  investment  companies,  pooled  investment vehicles and other  accounts  managed by the  portfolio  managers,  total assets under  management  for each type of  account  and  total  assets in each type of account with performance-based advisory fees, as of June 30, 2007.

                                                                                     Number of     Total Assets in
                                                                                  Accounts Where   Accounts Where
                                                                                  Manager Fee is   Manager Fee is
        Name of                Account             Number of     Total Assets in Based on Account Based on Account
  Portfolio Manager            Category            Accounts         Accounts        Performance      Performance

David N. Dreman         Registered Investment         19          $15.7 billion          0               $0
                              Companies

                       Other Pooled Investment         3           $60 million           3           $60 million
                               Vehicles

                            Other Accounts            114         $4.1 billion           0               $0

E. Clifton Hoover       Registered Investment         13          $15.3 billion          0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

Mark Roach              Registered Investment          9          $2.8 billion           0               $0
                              Companies
                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

F. James Hutchinson     Registered Investment          7          $11.5 billion          0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

There are certain  conflicts of interest that are integral to the  operations of an investment  adviser.  Dreman has adopted  certain  policies and procedures in order to  address  these  potential  conflicts  of  interests,  including  Trade
Rotation  procedures,  which  are  intended  to  balance  the  concerns  of fair treatment  for clients  with the  requirements  of  operating a fair and orderly trading system,  investment  management system,  portfolio accounting system and recordkeeping system. In addition, Dreman has adopted a Code of Ethics to ensure employees treat all clients fairly.

Dreman has implemented a highly  competitive  compensation  plan, which seeks to attract and retain  exceptional  investment  professionals who have demonstrated that they can consistently  outperform their respective  fund's  benchmark.  The compensation  plan  is  comprised  of  both a  fixed  component  and a  variable component.  The variable  component is determined  by assessing  the  investment professional's  performance measured utilizing both quantitative and qualitative factors.

Dreman's  investment  professionals  are each paid a fixed base  salary  that is determined based on their job function and responsibilities.  The base salary is deemed to be competitive with the marketplace and specifically  with salaries in the financial services industry by utilizing various salary surveys compiled for the financial  services  industry  specifically  investment  advisory firms. The variable component of the compensation plan which takes the form of a cash bonus combined with either stock  appreciation  rights grants or outright stock grants is discretionary and is designed to reward and retain  investment  professionals including  portfolio  managers and research analysts for their  contributions to the Fund's performance relative to its benchmark.

Investment  professionals  may receive equity in the form of units or fractional
units  of  membership   interest  in  the  Dreman  or  they  may  receive  stock
appreciation  rights,  which enable them to participate in the growth of Dreman.
Dreman's  membership  units are  valued  based on a multiple  of net  profits so grants of stock appreciation rights which vest over a specified term will result in additional  compensation as net profits  increase.  Investment  professionals also  participate in Dreman's profit sharing plan, a defined  contribution  plan that allows  Dreman to  contribute  up to  twenty-five  percent of an employee's
total  compensation,   subject  to  various  regulatory  limitations,   to  each
employee's   profit  sharing   account.   Dreman's  profit  sharing  plan  is  a
non-discriminatory plan, which benefits all employees of the firm including both portfolio  managers and research  analysts.  Contributions to the profit sharing plan vest over a specified  term.  Finally,  all employees of the firm including investment  professionals  receive  additional  fringe  benefits  in the form of subsidized medical and dental and group-term and life insurance coverage.

As of June 30, 2007, David N. Dreman, E. Clifton Hoover, Mark Roach and F. James
Hutchinson did not own shares of the AFBA 5Star Mid Cap Value Fund.

Marvin & Palmer Associates, Inc.

M&P  manages  the  entire  AFBA  5Star  Large  Cap and  AFBA  5Star  USA  Global
portfolios.  The  investment  team managing the portfolios is comprised of David
Marvin,  Jay  Middleton,  Stephen  Marvin and Porter  Schutt,  who are primarily responsible  for the day-to-day  management of the  portfolios.  The table below includes details regarding the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers,  total assets under  management  for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.

                                                                                     Number of     Total Assets in
                                                                                  Accounts Where   Accounts Where
                                                                                  Manager Fee is   Manager Fee is
        Name of                Account             Number of     Total Assets in Based on Account Based on Account
  Portfolio Manager            Category            Accounts         Accounts        Performance      Performance

David Marvin            Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

Jay Middleton           Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

Stephen Marvin          Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

Porter Schutt           Registered Investment          6         $148.3 million          0                0
                              Companies

                       Other Pooled Investment        10         $942.8 million          2         $214.9 million
                               Vehicles

                            Other Accounts            64          $9.5 billion           9          $2.6 billion

M&P has reviewed a number of potential conflicts of interest that it may have in the management of this account,  which are discussed below. M&P believes that it has taken  appropriate  steps to prevent  any of the  potential  conflicts  from turning into an actual conflict.

M&P has reviewed a number of actual or potential  conflicts of interest that may arise when a portfolio manager has management  responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts,  inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where M&P has a greater financial  incentive,  such as a performance fee account.  M&P has adopted  policies and procedures  reasonably  designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients.

M&P is not a subsidiary of a larger  organization.  Its only business activities are the  management  of assets in its clients'  accounts and for the accounts of certain commingled investment entities, the sale of interests in such commingled investment  entities and providing  advice on the management of client  accounts through the provision of model portfolios.

Portfolio Managers are compensated and motivated through salary, stock ownership and bonuses.  M&P's salaries are  competitive  with those of our industry peers.
M&P stock must be purchased by their professionals  rather than being granted to
them.  Bonuses  are  based  on  the  performance  of  client   portfolios,   the
individual's   contribution  to  M&P,  M&P's   financial   performance  and  the
professional's  investment performance versus competitive peer universes. All of
M&P's  portfolio  managers are equity  owners of M&P.  M&P  believes  that these incentives  align our  professionals'  interests  with those of our clients with respect to superior  performance,  effective  client  service,  stability of the investment management team and continuity of M&P ownership.

As of June 30, 2007,  David Marvin,  Jay  Middleton,  Stephen  Marvin and Porter
Schutt did not own shares of the AFBA 5Star Total Return Bond and AFBA 5Star USA
Global Funds.

Financial Counselors, Inc.

FCI manages the entire  AFBA 5Star Total  Return Bond Fund and the  fixed-income investments of the AFBA 5Star Balanced  portfolio.  The investment team managing the  portfolios  is comprised of Gary B. Cloud and Peter G. Greig,  who are both primarily responsible for the day-to-day management of the portfolios. The table below includes details regarding the number of registered  investment companies, pooled investment vehicles and other accounts managed by the portfolio managers, total assets under  management for each type of account and total assets in each type of account with performance-based advisory fees, as of June 30, 2007.

                                                                                     Number of     Total Assets in
                                                                                  Accounts Where   Accounts Where
                                                                                  Manager Fee is   Manager Fee is
        Name of                Account             Number of     Total Assets in Based on Account Based on Account
  Portfolio Manager            Category            Accounts         Accounts        Performance      Performance

    Peter G. Greig     Registered Investment         1          $13.8 million          0                 $0
                             Companies

                      Other Pooled Investment        0               $0                0                 $0
                              Vehicles

                           Other Accounts          704(1)     $660.7(2) million        0                 $0

    Gary B. Cloud      Registered Investment         1          $13.8 million          0                 $0
                             Companies

                      Other Pooled Investment        0               $0                0                 $0
                              Vehicles

                           Other Accounts          711(1)     $775.8(2) million        0                 $0

(1)  685 accounts are co-managed by Peter G. Greig and Gary B. Cloud
(2)  Co-managed  accounts total $298.1 million,  which is represented under both
     Peter G. Greig and Gary B. Cloud

With  respect to  potential  conflicts  of  interest,  to the extent that a fund managed by FCI and another  client of FCI seek to acquire  the same  security at about the same time,  the fund may not be able to acquire as large a position in such  security  as it  desires,  or it may  have to pay a higher  price  for the security.  Similarly,  a fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client  desires to sell the same  portfolio  security at the same time. On the other hand,  if the same  securities  are bought or sold at the same time by more than one client, the resulting  participation in volume  transactions could produce  better  executions for the fund. In the event that more than one client wants to purchase or sell the same  security on a given date,  the purchases and sales will normally be made by random client selection. FCI maintains a detailed trading policy manual designed to address these  conflicts of interest,  as well as a code of ethics which is designed to address  conflicts of interest that may arise from the personal trading of FCI's employees.

Each portfolio  manager is  compensated  for his services by FCI. Each portfolio manager's  compensation  consists of a fixed base  salary,  a  performance-based bonus,  and the right to  participate  in FCI's profit  sharing and 401(k) plan.
Each  portfolio  manager is  eligible to receive an annual  bonus from FCI.  The annual bonus is  calculated  as follows:  50% based on client  retention and 50%
based on the  performance  of FCI's  fixed  income  composites  compared  to the appropriate  Lehman  Brothers  Indices.  Performance is calculated for the prior calendar year on a pre-tax basis.

As of June 30, 2007, Peter G. Greig and Barry B. Cloud did not own shares of the
AFBA 5Star Total Return Bond and AFBA 5Star Balanced Funds.

The London Company

The  London  Co.  manages  the equity  investments  of the AFBA  5Star  Balanced portfolio  and  approximately  20% of the AFBA 5Star  Small Cap  portfolio.  The investment  team managing the  portfolios is comprised of Stephen M. Goddard and
Jonathan  T.  Moody,  who  both are  primarily  responsible  for the  day-to-day management of the  portfolios.  The table below includes  details  regarding the number of registered investment companies,  pooled investment vehicles and other accounts  managed by the portfolio  managers,  total assets under management for
each  type  of  account  and  total   assets  in  each  type  of  account   with
performance-based advisory fees, as of June 30, 2007.

                                                                                     Number of     Total Assets in
                                                                                  Accounts Where   Accounts Where
                                                                                  Manager Fee is   Manager Fee is
        Name of                Account             Number of     Total Assets in Based on Account Based on Account
  Portfolio Manager            Category            Accounts         Accounts        Performance      Performance

Stephen M. Goddard      Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            90          $431 million           2               $0

Jonathan T. Moody       Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             8          $212 million           0               $0

The Fund investments and the investments of other accounts managed by the London
Co. are not likely to experience any material  conflict of interest.  The London
Co. employs a trade rotation  policy to ensure that all accounts  managed by the
London Co. are handled in a fair and equitable manner by each portfolio manager.
The London Co. also maintains a detailed  compliance  manual designed to address any  potential  conflicts  of  interest,  as well as a code of  ethics  which is designed  to address  conflicts  of  interest  that may arise from the  personal trading of the London Co.'s employees.

The London Co. provides compensation that attracts  high-caliber  professionals.
Employees  receive  an annual  salary  plus a year end bonus  based on stock and portfolio  performance,  as well as  overall  contribution  to the London Co. No specific benchmark is used to determine the amount of bonuses paid to employees.
Bonuses  are  measured  using  a  general  assessment  of  stock  and  portfolio performance  compared  to the S&P 500,  Russell  1000 and Russell  2000  Indices
relative  to the  market  capitalization,  stock  sector  and  objective  of the portfolios being managed.

As of June 30, 2007, Stephen M. Goddard and Jonathan T. Moody did not own shares of the AFBA 5Star Balanced and AFBA 5Star Small Cap Funds.

TrendStar Advisors, LLC

TrendStar  manages  the entire AFBA 5Star  Science &  Technology  portfolio  and approximately  40% of the AFBA 5Star Small Cap portfolio.  The  investment  team managing the  portfolios  is comprised of Thomas W. Laming and James R. McBride, who are primarily  responsible for the day-to-day  management of the portfolios.
The table below includes details  regarding the number of registered  investment companies,  pooled  investment  vehicles  and  other  accounts  managed  by  the portfolio  managers,  total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of
June 30, 2007.

                                                                                     Number of     Total Assets in
                                                                                  Accounts Where   Accounts Where
                                                                                  Manager Fee is   Manager Fee is
        Name of                Account             Number of     Total Assets in Based on Account Based on Account
  Portfolio Manager            Category            Accounts         Accounts        Performance      Performance

Thomas W. Laming        Registered Investment          2          $263 million           0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            37           $94 million           0               $0

James R. McBride        Registered Investment          2          $263 million           0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            37           $94 million           0               $0

Because TrendStar manages multiple accounts with similar objectives it relies on a  trade  aggregation  policy  designed  to  avoid  conflict  between  different accounts.  TrendStar  will normally  engage in  aggregated  trading of portfolio securities  involving  multiple clients whenever such clients have substantially similar investment objectives,  hold the same portfolio security that is subject to the trade aggregation, and would each individually benefit from participating in the trade  aggregation.  The  purpose  of  aggregating  trades is to  achieve economies of scale,  obtain best  possible  execution  and avoid  favoritism  in effecting  transactions  for the  benefit of  multiple  client  accounts  having similar trading requirements.

The associates of TrendStar, and thus the portfolio managers, are not allowed to trade in equity  securities for their own accounts,  so the bulk of their assets are  invested  in mutual  funds  that  they  manage.  For  example,  all  equity investments  of Thomas  Laming  are  invested  in the  mutual  funds  managed by
TrendStar.  Mr.  Laming's only other  investments  are in money market funds and treasury  bills.  Approximately  90% of his invested  assets are in mutual funds managed by TrendStar.

Portfolio managers,  Thomas Laming and James McBride, are co-founders and equity partners of TrendStar.  They share, along with other partners, in the profits of
TrendStar.  Compensation  cannot  therefore,  be tied  directly to specific fund performance,  but  is  ultimately  tied  to  TrendStar's  success  in  portfolio management.

As of June 30, 2007, Thomas W. Laming and James R. McBride did not own shares of the AFBA 5Star Science and Technology and AFBA 5Star Small Cap Funds.

Bjurman, Barry & Associates

Bjurman  manages  approximately  40% of the AFBA 5Star Small Cap portfolio.  The investment  team managing the  portfolio is comprised of Stephen W. Shipman,  O.
Thomas Barry III, G. Andrew  Bjurman,  Patrick T. Bradford and Roberto P. Wu who
are primarily  responsible for the day-to-day  management of the portfolio.  The table below  includes  details  regarding  the number of  registered  investment companies,  pooled  investment  vehicles  and  other  accounts  managed  by  the portfolio  managers,  total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of
June 30, 2007.

                                                                                     Number of     Total Assets in
                                                                                  Accounts Where   Accounts Where
                                                                                  Manager Fee is   Manager Fee is
        Name of                Account             Number of     Total Assets in Based on Account Based on Account
  Portfolio Manager            Category            Accounts         Accounts        Performance      Performance

Stephen W. Shipman      Registered Investment        2(1)       $85.4 million(2)         0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            45          $60.7 million        12(3)           $8.9(3)

O. Thomas Barry III     Registered Investment        5(1)       $571.3 million(2)        0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            19         $180.6 million          0               $0

G. Andrew Bjurman       Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts            17         $132.8 million          0               $0

Patrick T. Bradford     Registered Investment          1          $6.2 million           0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             0               $0                0               $0

Roberto P. Wu           Registered Investment          0               $0                0               $0
                              Companies

                       Other Pooled Investment         0               $0                0               $0
                               Vehicles

                            Other Accounts             3          $3.0 million           0               $0

(1)  One account is co-managed by O. Thomas Barry III and Stephen W. Shipman.
(2)  Co-managed account totals $71.4 million, which is represented under both O.
     Thomas Barry III and Stephen W. Shipman
(3)  Stephen W. Shipman is responsible for the  implementation and monitoring of the Small Cap  Absolute  Return  Strategy  (SCAR)  accounts.  The Small Cap
     Absolute Return Strategy may be subject to a performance fee in addition to the annual  management  fee. The  performance fee is calculated as follows:
     End of Year Balance - Beginning of Year Balance  -Incurred  Management  Fee
     plus Adjustments for Additions or Withdrawals x .20.

Bjurman manages other accounts that may have a long-only, diversified investment focus similar to one of its managed funds.  The management of multiple funds and accounts may create potential  conflicts of interest  relating to the allocation of investment  opportunities,  and the aggregation and allocation of trades.  In addition,  Bjurman also manages a specialized investment strategy, the Small Cap
Absolute Return Strategy, where the advisory fee may be subject to a performance fee in  addition  to the annual  management  fee.  This  investment  strategy is substantively  different than the  diversified  portfolio  strategies  generally employed  by Bjurman,  and  includes  the use of short sales of Exchange  Traded
Funds ("ETFs)" and the execution of a separate and distinct selling  discipline.
The  portfolios  of  these  differing  investment  strategies  may own the  same security.  A conflict of interest could arise between an account Bjurman manages that may have a  performance  based fee and the Fund.  Bjurman  endeavors at all times to manage  all  accounts  in a fair and  equitable  manner by  maintaining policies and procedures relating to allocation and brokerage practices.  Bjurman seeks to manage mutual funds,  separate accounts,  wrap accounts and sub-advised accounts so as not to exceed its ability to actively and proficiently manage all accounts.  In addition,  Bjurman maintains a code of ethics,  which, among other things,  is designed to address  conflicts  of interest  that may arise from the personal trading of Bjurman's employees.

Bjurman compensates its investment  professionals with a fixed salary,  year-end profit sharing, bonus and account retention commissions.  Bonuses are determined using  subjective  decisions  by  management  based  upon a number  of  factors, including term of employment, level of demonstrated effort and attitude. Account retention  commissions are a specific percentage of the account fees paid to the portfolio  account manager while the manager and account are still with Bjurman.
Bjurman's  investment  professionals  may also receive an incentive  bonus based upon an account's performance,  including the performance of the Fund. Incentive bonuses  are  paid as a  specific  percentage  of the  account  fees  when  that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers having the same investment  objective as the managed  account.
They are calculated using the top 25% of the universe provided by Effron-PSN for that investment style.

As of June 30, 2007, Stephen W. Shipman, O. Thomas Barry III, G. Andrew Bjurman,
Patrick T. Bradford and Roberto P. Wu did not own shares of the AFBA 5Star Small
Cap Fund.

Administration  and Accounting  Services.  Under a separate  Administration  and
Accounting  Services  Agreement,  PFPC  Inc.,  ("PFPC")  301  Bellevue  Parkway,
Wilmington,  Delaware  19809  performs  certain  administrative  and  accounting services for the Funds.  These services include preparing  shareholder  reports, providing  statistical  data and  preparing  and  filing  federal  and state tax returns on behalf of the Funds.  In addition,  PFPC  prepares and files  various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any  state  securities  commission  having  jurisdiction  over the
Funds.  The accounting  services  performed by PFPC include  determining the net asset value ("NAV") per share of each Fund and maintaining  records  relating to the  securities  transactions  of each Fund. The  Administration  and Accounting
Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment  or mistake of law or for any loss  suffered by the Funds, except to the extent of a loss resulting from willful misfeasance,  bad faith or gross  negligence  on their part in the  performance  of their  obligations  and duties under the  Administration  and  Accounting  Services  Agreement.  For the
fiscal  years  ended  March  31,  2005,  2006 and 2007 PFPC  received  $804,101,
$811,366  and  $675,000  respectively,  from the  Funds for  administration  and accounting services.

Additional Service Providers

Independent  Registered Public Accounting Firm. The Funds' financial  statements are audited by an Independent  Registered Public Accounting Firm approved by the
Board each year.  PricewaterhouseCoopers  LLP, Two Commerce Square,  Suite 1700,
2001  Market  Street,  Philadelphia,  PA 19103,  currently  serves as the Funds'
Independent Registered Public Accountants.

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, 4th Floor,  Philadelphia,
PA 19153, serves as the Funds' custodian.

Transfer Agent. PFPC Inc., 760 Moore Road, King of Prussia,  PA 19406, serves as the Funds' transfer agent.

Counsel.  The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce
Square,  Philadelphia,  PA  19103,  serves  as legal  counsel  to the  Trust and
Independent Legal Counsel to the Independent Trustees.

                   DISTRIBUTION OF SHARES AND RULE 12b-1 PLAN

Pursuant to an  Underwriting  Agreement  (the  "Underwriting  Agreement"),  PFPC
Distributors,  Inc., 760 Moore Road,  King of Prussia,  PA 19406,  serves as the
Underwriter  of  the  Funds'  shares.  The  Underwriting  Agreement  grants  the
Underwriter the right to sell shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use all reasonable  efforts to secure  purchasers for shares of the Funds and may choose to pay  expenses of printing  and  distributing  Prospectuses,  SAIs and reports prepared for use in connection  with the sale of the Funds' shares and any other literature  and  advertising  used in connection  with the offering,  out of the compensation it receives pursuant to the Funds'  Distribution Plan for its Class
B Shares (the "Class B Plan"),  Class C Shares (the "Class C Plan"), and Class R
Shares (the  "Class R Plan"),  each of which has been  adopted  pursuant to Rule
12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). The Underwriter receives no Rule 12b-1 fees in connection with the sale of Class I Shares or the
Class A Shares of the Funds,  but may retain a portion  of the  front-end  sales charges of the Class A Shares.

The  Underwriting  Agreement  provides that the  Underwriter,  in the absence of willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties or by reason of reckless  disregard of its  obligations  and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.

The Underwriting  Agreement became effective as of January 1, 2001 and continued
in effect for a period of two years. Thereafter,  the Underwriting Agreement has continued in effect for successive  annual periods  provided such continuance is approved at least annually by a majority of the Directors,  including a majority of the Independent Directors.

The  Underwriting  Agreement  terminates   automatically  in  the  event  of  an
assignment,  and is terminable  without payment of any penalty with respect to a
Fund (i) by vote of a  majority  of the  Directors  of the  Company  who are not interested  persons of the Company and who have no direct or indirect  financial interest in the operation of any Rule 12b-1 Plan of the Funds or any  agreements related  to such  plan,  or by  vote of a  majority  of the  outstanding  voting securities  of the  applicable  Fund on sixty (60) days'  written  notice to the
Underwriter;  or (ii) by the  Underwriter  on sixty (60) days' written notice to the Company.

The Underwriter will be compensated for distribution  services  according to the
Rule 12b-1 Plans,  regardless of the expenses the  Underwriter  incurred for its services.  The Rule 12b-1 Plans  provide that the  Underwriter  will be paid for distribution  activities such as public relations services,  telephone services,
sales   presentations,   media  charges,   preparation,   printing  and  mailing
advertising  and  sales  literature,  data  processing  necessary  to  support a distribution  effort and printing  and mailing of  Prospectuses  to  prospective
shareholders.   Additionally,   the  Underwriter   may  pay  certain   financial
institutions  such as banks or  broker-dealers  who have entered into  servicing
agreements  with  the  Underwriter   and  other   financial   institutions   for
distribution and shareholder servicing  activities.  The Underwriter has entered into an agreement with AFBA Five Star Securities Company ("AFBA Securities"), an
affiliate  of the  Funds'  Manager,  through  which  AFBA  Securities  serves as sub-underwriter of the Funds' shares. As  sub-underwriter,  AFBA Securities will pay selling  broker-dealers  commissions  promptly after the sale of Class B and
Class  C  Shares  in  exchange  for  the  payment  by  the  Underwriter  of  the distribution fees, contingent deferred sales charge ("CDSC") and service fees it receives  with respect to those  shares.  Amounts  payable  under the Rule 12b-1
Plans  can  exceed  distribution  or  shareholder  servicing  expenses  actually incurred by the Underwriter.

The Class B Plan further  provides  that monthly  payments  shall be made in the amount of 0.75% per annum of the Class B Shares'  average  daily net  assets (or such lesser amount as may be established by a majority of the Board, including a majority of the  non-interested  Directors) as compensation for the Underwriters role in the  distribution of a Fund's Class B Shares.  The Class C Plan provides that  monthly  payments  shall be made in the  amount  of 0.75% per annum of the average  daily net assets of a Fund's  Class C Shares (or such lesser  amount as may be  established  by a majority  of the Board,  including  a majority  of the non-interested  Directors) as  compensation  for the  Underwriter's  role in the distribution  of a  Fund's  Class  C  Shares.  The  Company  shall  pay  to  the
Underwriter  or others a fee in the  amount  of 0.35%  per annum of the  average daily net assets of the Company  attributable  to each Fund's Class R Shares (or such lesser amount as may be established  from time to time by a majority of the
Board,  including a majority of the  non-interested  Directors) for advertising, marketing and distributing each Fund's Class R Shares. Such fee shall be payable at the  direction  of the Manager  from the assets  attributable  to the Class R
Shares of such Fund and shall be paid in monthly installments promptly after the last day of each calendar month.

Under the Class B Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2007, were:

------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
                          Mid Cap       Small Cap   Large Cap    USA Global   Balanced Fund  Total       Science &
                          Value Fund    Fund        Value Fund   Fund                        Return      Technology
                                                                                             Bond Fund   Fund
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
Advertising                          0           0            0            0              0           0            0
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
Printing and mailing                 0           0            0            0              0           0            0
Prospectuses other than
to current shareholders
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
Payments withheld by                 0           0            0            0              0           0            0
the underwriter
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
Payments to                          0           0            0            0              0           0            0
broker-dealers
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
Payments to                   2,518.31   24,278.22       647.96       450.56      11,532.01   16,207.44       717.94
sub-underwriter
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------
Total                         2,518.31  24,278.22        647.96       450.56      11,532.01   16,207.44       717.94
------------------------- ------------- ----------- ------------ ------------ -------------- ----------- ------------

Under the Class C Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2007, were:

-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
                           Mid Cap      Small Cap    Large Cap    USA Global   Balanced Fund  Total        Science &
                           Value Fund   Fund         Value Fund   Fund                        Return       Technology
                                                                                              Bond Fund    Fund
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
Advertising                          0            0            0            0              0            0            0
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
Printing and mailing                 0            0            0            0              0            0            0
Prospectuses other than
to current shareholders
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
Payments withheld by the             0            0            0            0              0            0            0
underwriter
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
Payments to                  26,999.62   105,616.33     1,899.44     6,641.70      62,373.89    20,032.66     7,006.10
broker-dealers
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
Payments to                  14,403.12    48,437.27       635.67       723.58      30,849.44     1,116.63     3,977.43
sub-underwriter
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------
Total                        41,402.74   154,053.60     2,535.11     7,365.28      93,223.33    21,149.29    10,983.53
-------------------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------

Under the Class R Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2007, were:

------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
                         Mid Cap       Small Cap    Large Cap    USA Global   Balanced Fund  Total       Science &
                         Value Fund    Fund         Value Fund   Fund                        Return      Technology Fund
                                                                                             Bond Fund
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
Advertising                         0            0            0            0              0           0            0
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
Printing and mailing                0            0            0            0              0           0            0
Prospectuses other
than to current
shareholders
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
Payments withheld by                0            0            0            0              0           0            0
the underwriter
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
Payments to                         0         1.27            0            0          16.42           0            0
broker-dealers
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
Payments to                      0.67        11.50            0            0              0           0            0
sub-underwriter
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------
Total                            0.67        12.77            0            0          16.42           0            0
------------------------ ------------- ------------ ------------ ------------ -------------- ----------- ------------

Additional Payments to Dealers and Financial Intermediaries.  In addition to the commissions  that may be paid to dealers  and  financial  intermediaries  by the
Funds as described above,  the Manager may also make additional  payments out of its own assets to dealers or financial  intermediaries  in  connection  with the sale, distribution, retention and/or servicing of Fund shares, which may include payments for marketing support,  program servicing,  processing support or other payments to financial  intermediaries  that sell or arrange for the sale of Fund shares.  Such  compensation  also may be provided  by the  Manager to  financial intermediaries  to enable  the  Manager  to  participate  in and/or  present  at conferences  or seminars,  sales or training  programs  and/or  other  sponsored events. These additional payments by the Manager may be based on current assets, gross sales, the Fund's advisory fees or other measures, as determined from time to time by the  Manager.  The  Manager  may make  certain of these  payments  to dealers or financial intermediaries with a meaningful business relationship with the Funds.  As of the date of this SAI,  the Manager may pay a more  substantial amount of additional cash payments to the following firms in connection with the sale of Fund  shares:  Raymond  James,  Charles  Schwab,  Pershing  and Fidelity
Investments.  You should consult your dealer or financial  intermediary for more details about any such payment it receives.

Shareholder Service Plan
In  addition,  the Board  (including  a  majority  of the  Trustees  who are not interested  persons  of the Fund and who have no  direct or  indirect  financial interest in the  operation of the Plan) has adopted a  Shareholder  Service Plan pursuant to Rule 12b-1 with respect to the Class A, Class B, Class C and Class R
Shares of the Funds. Under the Shareholder Service Plan, the Trust, on behalf of each Fund, or its authorized  agents (Manager or Underwriter)  are authorized to enter into shareholder service agreements with financial  institutions and other
persons  who  provide  certain   shareholder  and  administrative   services  to
shareholders of the Funds (the "Shareholder Service Providers"). Pursuant to the
Shareholder  Service Plan, the Funds shall pay the Shareholder Service Providers a monthly fee not to exceed per annum 0.25% of average  daily net assets for the
Class A,  Class B and Class C  Shares,  and 0.15% for the Class R Shares of each
Fund with which the Service Provider maintains a service relationship.

From time to time, the Manager may make payments to third parties out of its own resources,  including  payments of fees for  shareholder  servicing and transfer agency  functions.  If such  payments are deemed to be indirect  financing of an activity primarily intended to result in the sale of Class B, Class C or Class R
Shares of a Fund  within  the  context of Rule  12b-1  under the 1940 Act,  such payments  shall be deemed to be  authorized  by the Rule 12b-1 Plan.  A Fund may execute portfolio transactions with and purchase securities issued by depository institutions  that receive  payments under the Class B Plan, Class C Plan or the
Class  R  Plan.  No  preference  for  instruments   issued  by  such  depository
institutions is shown in the selection of investments.

Each Rule 12b-1 Plan and each agreement  entered into pursuant to the Rule 12b-1
Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding  shares of the applicable  class of such Fund, or by vote of a majority of the Company's Independent Trustees, on not more than sixty
(60) days' written notice.

Under the Shareholder  Service Plans, the total payments by Funds for the fiscal year ended March 31, 2007, were:

---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------
                       Mid Cap       Small Cap     Large Cap     USA Global   Balanced      Total Return    Science &
                       Value Fund    Fund          Value Fund    Fund         Fund          Bond Fund       Technology
                                                                                                            Fund
---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------
Class A                   34,181.34    469,739.89      1,140.13     3,710.02     46,225.35       12,649.20      4,905.55
---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------
Class B                      819.54      8,091.28        215.99       148.38      3,842.46        5,402.46        238.54
---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------
Class C                   13,800.78     51,351.29        845.00     2,455.07     31,074.36        7,049.64      3,661.24
---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------
Class R                        1.54         29.79             0            0         38.33               0             0
---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------
Total                     48,803.20    529,212.25      2,201.12     6,313.47     81,180.50       25,101.30      8,805.33
---------------------- ------------- ------------- ------------- ------------ ------------- --------------- -------------

Front-End Sales Charges.  When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase.  The maximum initial sales charge is 5.50% (3.75% for the Total
Return Bond Fund),  which is reduced for  purchases  of $50,000 and more.  Sales charges  also may be reduced by using the  accumulation  privilege  or letter of intent  described under "Sales Charge  Reductions and Waiver" in the Class A, B,
and C Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge,  if the initial sales charge is waived,  such purchases may be subject to a CDSC of 1.00% if the  shares  are  redeemed  within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer
(the "dealer reallowance"). The remainder is retained by the Underwriter and may be used either to promote the sale of each Fund's  shares or to  compensate  the
Underwriter for its efforts to sell the Class A Shares of each Fund.

AFBA 5Star Mid Cap Value Fund
AFBA 5Star Small Cap Fund
AFBA 5Star Large Cap Fund
AFBA 5Star USA Global Fund
AFBA 5Star Balanced Fund
AFBA 5Star Science & Technology Fund
------------------------------- ------------------------ ------------------------- ---------------------------
       YOUR INVESTMENT           INITIAL SALES CHARGE    INITIAL SALES CHARGE AS
                                                                                       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF       A PERCENTAGE OF YOUR        AS A PERCENTAGE OF
                                    OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         5.50%                    5.82%                      5.00%
$50,000 up to $150,000                   4.50%                    4.71%                      3.75%
$150,000 up to $250,000                  3.50%                    3.63%                      2.75%
$250,000 up to $500,000                  2.50%                    2.56%                      2.00%
$500,000 up to $1,000,000                2.00%                    2.04%                      1.50%
Over $1,000,000                          0.00%                    0.00%                      0.00%

AFBA 5Star Total Return Bond Fund
------------------------------- ------------------------ ------------------------- ---------------------------

                                                                                       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF     AS A PERCENTAGE OF YOUR       AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         3.75%                    3.90%                      3.25%
$50,000 up to $150,000                   3.00%                    3.09%                      2.50%
$150,000 up to $250,000                  2.25%                    2.30%                      1.75%
$250,000 up to $500,000                  1.50%                    1.52%                      1.25%
$500,000 up to $1,000,000                1.00%                    1.01%                      0.75%
Over $1,000,000                          0.00%                    0.00%                      0.00%

The table below shows the aggregate  sales charges  received by the  Underwriter and the amounts  retained by the Underwriter for the past three fiscal years for shares of each class of shares for each Fund:

----------------------------------- -------------------------- --------------------------- --------------------------
                                      For the Fiscal Year      For the Fiscal Year Ended     For the Fiscal Year
                                      Ended March 31, 2005           March 31, 2006          Ended March 31, 2007
----------------------------------- -------------------------- --------------------------- --------------------------
Name of Fund                          Amount        Amount        Amount        Amount       Amount        Amount
                                     Received      Retained      Received      Retained     Received      Retained
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA Mid Cap Value Fund                 $26,245        $2,975       $23,825        $2,847      $14,222        $1,380
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Small Cap Fund              $330,362       $39,130      $143,696       $17,782     $158,531       $17,337
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Large Cap Fund                $2,398          $253        $4,400          $831         $863           $79
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star USA Global Fund              $15,141        $1,501        $2,044          $223       $4,613          $563
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Balanced Fund               $134,476       $16,457       $97,926       $11,856     $182,794       $22,558
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Total Return Bond Fund       $26,298        $3,973          $875          $162       $1,177          $152
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Science & Technology         $12,587        $1,174       $14,717        $2,422      $25,929        $2,500
Fund
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

During  the  fiscal  year  ended  March  31,  2007,  decisions  to buy and  sell securities  for the Funds were made by Kornitzer  Capital  Management,  Inc. the former sole  sub-adviser  to the Funds.  As of July 16, 2007, the Funds' current
Sub-Advisers  decide  whether or not to buy or sell  securities on behalf of the
Funds they manage. The portfolio managers of the Funds are generally responsible for  implementing  and  supervising  these  decisions,  including  allocation of portfolio  brokerage and principal  business and the  negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission  basis,  the Funds will seek  competitive  and reasonable  commission rates based on  circumstances  of the trade involved and to the extent that they do not detract from the quality of the  execution.  Following is  information on the  amount of  brokerage  commissions  paid by each Fund  during the last three fiscal years:

Name of Fund                           Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                                         March 31, 2005        March 31, 2006        March 31, 2007
AFBA Mid Cap Value Fund                       $12,884               $22,459               $27,452
AFBA 5Star Small Cap Fund                    $280,019              $235,009              $165,174
AFBA 5Star Large Cap Fund                     $15,030               $25,104               $14,424
AFBA 5Star USA Global Fund                    $46,300               $30,365               $38,699
AFBA 5Star Balanced Fund                       $5,918                $5,198               $26,691
AFBA 5Star Total Return Bond Fund              $6,818                $6,178                $1,284
AFBA 5Star Science & Technology Fund          $12,150               $13,515               $18,451

The level of brokerage  commissions  generated by a Fund is directly  related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund,  the  Sub-Advisers'  interpretation  of the market or  economic  environment,  etc.  The Funds,  in  purchasing  and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit  competitive  bids on each transaction.

The Funds believe it is in their best  interest to have a stable and  continuous relationship  with  a  diverse  group  of  financially  strong  and  technically qualified  broker-dealers  who will provide  quality  executions at  competitive rates.  Broker-dealers  meeting these  qualifications  also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services  provided to the respective Fund. The
Funds may execute a substantial  portion of the portfolio  transactions  through brokerage firms that are members of the New York Stock Exchange (the "Exchange")
or through  other major  securities  exchanges.  When buying  securities  in the over-the-counter  market,  the Funds will select a broker-dealer who maintains a primary market for the security  unless it appears that better  execution may be obtained elsewhere.

The Funds have adopted a Directed  Brokerage  Policy that  prohibits the Manager and the Funds' current  Sub-Advisers from considering the sale of Fund shares as a factor in the selection of brokers-dealers to execute portfolio  transactions.
However,  the  Directed  Brokerage  Policy  allows  the  Manager  and the Funds'
Sub-Advisers  to  place  portfolio  orders  with  qualified  broker-dealers  who recommend the Funds to their clients, or who act as agent in the purchase of the
Funds' shares for their clients so long as certain safeguards are met.

Research and brokerage  services  furnished by broker-dealers  and others may be useful to the Funds' Sub-Advisers in serving the Funds as well as other clients.
Similarly,  the Funds may benefit from research and brokerage  services obtained by the Sub-Advisers from the placement of portfolio  brokerage of other clients.
The Funds may pay a higher rate of  commission  to  brokers-dealers  who provide research  or  brokerage  services  to the  Manager  or  Sub-Advisers  within the principles set out in Section 28(e) of the Securities  Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

Research and brokerage  services  provided by  brokers-dealers  include  advice, either  directly  or  through  publications  or  writings,  as to:  the value of
securities;   the  advisability  of  purchasing  or  selling   securities;   the
availability of securities or purchasers or sellers of securities;  and analyses and reports concerning issuers, industries,  securities,  economic political and legal factors and trends and  portfolio  strategy.  In some cases,  research and brokerage  services  are  generated  by third  parties  but are  provided to the
Manager or Sub-Advisers by or through a broker-dealer.  No commitment is made to any  broker-dealer  with regard to placing of orders for the purchase or sale of
Fund  portfolio  securities,  and no  specific  formula is used in placing  such business. Allocation is reviewed regularly by the Board and the Manager.

The table below indicates the total amount of brokerage commissions paid by each
Fund to  broker-dealers  who provided  research services for the Funds and total related portfolio transactions for the fiscal year ended March 31, 2007.

     Name of Fund                              Commissions             Transactions
     AFBA Mid Cap Value Fund                     $27,452                $21,568,523
     AFBA 5Star Small Cap Fund                  $165,174                $98,164,480
     AFBA 5Star Large Cap Fund                   $14,424                $10,462,203
     AFBA 5Star USA Global Fund                  $38,699                $26,426,344
     AFBA 5Star Balanced Fund                    $26,691                $32,904,449
     AFBA 5Star Total Return Bond Fund            $1,284                   $958,434
     AFBA 5Star Science & Technology Fund        $18,451                $12,166,024

Certain Funds own securities of their regular  broker-dealers.  As of the fiscal year ended March 31,  2007,  the Funds  owned the  following  dollar  amounts of securities of each Fund's regular broker-dealers:

  Name of Fund                    Regular broker-dealers             Amount
  AFBA Mid Cap Value Fund         A. G. Edwards, Inc.               $678,000
  AFBA 5Star Large Cap Fund       Goldman Sachs Group, Inc.         $351,000
  AFBA 5Star Balanced Fund        Citigroup, Inc.                 $2,310,000
                                  JPMorgan Chase & Co.              $484,000

Except as noted above,  none of the Funds owned any  securities of their regular broker-dealers as of the end of the last fiscal year.

When the  Sub-Advisers,  in their fiduciary  duty,  believe it to be in the best interest  of the  shareholders,  the Funds may join with  other  clients  of the
Sub-Advisers  in  acquiring  or  disposing  of a portfolio  holding.  Securities acquired or proceeds obtained will be equitably  distributed among the Funds and other  clients  participating  in  the  transaction.  In  some  instances,  this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust  issues  its shares in seven  separate  series  (each is in effect,  a separate Fund),  and each series in turn issues shares of five separate  classes of  shares:  Class A,  Class B, Class C, Class I and Class R. The shares of each class of each Fund,  when issued and paid for in accordance with its Prospectus, will be legally outstanding, fully paid and non-assessable.

The separate  classes of shares of a Fund each  represent  interests in the same portfolio  of  investments,  have  the  same  rights  and are  identical  in all respects,  except  that  Class B,  Class C and Class R Shares  bear  Rule  12b-1 distribution  fees of 0.75%,  0.75%,  and 0.35% of the average net assets of the respective  Class B, Class C and Class R Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan  pursuant to which the Rule 12b-1 fee may be paid. Classes A, B and C bear a shareholder  service fee of 0.25% of the average net assets of the class. Class R Shares bear a shareholder  service fee of 0.15%
of the average net assets of the class.  The net income  attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder  service or Rule 12b-1 fees.  Certain  expenses can vary from class to class;  accordingly,  the NAV of Class A,  Class B, Class C and Class R
Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional  votes for fractional  shares held.  Shares have  non-cumulative  voting rights which means that the holders of 50% of the shares  voting for the election of Directors  can elect 100% of the  Directors,  if they choose to do so, and in such  event,  the holders of the remaining  shares voting will not be able to elect any Directors, do not have preemptive or  subscription  rights and are not  transferable.  Each
Fund and class  takes  separate  votes on  matters  affecting  only that Fund or class. For example, a change in the fundamental  investment  policies for a Fund would be voted upon only by shareholders of that Fund.

The Trust will not hold annual  meetings  except as required by the 1940 Act and other applicable laws. Under the Trust's governing documents,  a special meeting of shareholders  of the Trust for the purpose of electing  trustees must be held if the Trust  receives the written  request for a meeting from the  shareholders entitled  to  cast at  least  10% of all the  votes  entitled  to be cast at the meeting.

                          PURCHASING AND SELLING SHARES

Purchases.  The Funds will not be responsible  for the  consequences  of delays, including  delays in the  banking or Federal  Reserve  wire  systems.  We cannot process transaction requests that are not completed properly as described in the
Prospectuses.  If you use the services of any other broker-dealer to purchase or redeem  shares of a Fund,  that  broker-dealer  may charge you a fee. Each order accepted  will be fully  invested  in whole and  fractional  shares,  unless the purchase of a certain number of whole shares is specified,  at the NAV per share next effective after the order is accepted by the Fund.

By Mail: You, a retirement plan  administrator,  or your financial  intermediary may  purchase  shares by sending a check  drawn on a U.S.  bank  payable to AFBA
5Star Fund, along with a completed  application.  If a subsequent  investment is being made,  the check should also indicate your Fund account  number.  When you make purchases by check, the Fund may withhold  payment on redemptions  until it is reasonably  satisfied  that the funds are collected  (which can take up to 10 days).  If you purchase  shares with a check that does not clear,  your purchase will be canceled and you will be responsible  for any losses or fees incurred in the transaction. Send the check and application to:

               Regular mail:                 Overnight mail:
               AFBA 5Star Funds              AFBA 5Star Funds
               c/o PFPC Inc.                 c/o PFPC Inc.
               P.O. Box 9779                 101 Sabin Street
               Providence, RI 02940          Pawtucket, RI  02860-1427

By Wire:  You may purchase  shares by wiring  federal funds  readily  available.
Please  call  PFPC at  (888)  578-2733  for  instructions  and to make  specific arrangements  before  making  a  purchase  by wire,  and if  making  an  initial purchase, to also obtain an account number.

Annual  Statements.  Each  investment is confirmed by a  year-to-date  statement which  provides  the  details  of the  immediate  transaction,  plus  all  prior transactions  in your account during the current year.  This includes the dollar amount  invested,  the number of shares  purchased  or  redeemed,  the price per share,  and the  aggregate  shares  owned.  A transcript of all activity in your account  during the previous year will be furnished  each January.  By retaining each annual  summary and the last  year-to-date  statement,  you have a complete detailed  history of your account that  provides  necessary tax  information.  A duplicate  copy of a past annual  statement is available from PFPC, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the  Prospectuses  or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

Sales  (Redemptions).  The Trust will not be responsible for the consequences of delays,  including  delays in the banking or Federal  Reserve wire systems.  The
Company  cannot process  transaction  requests that are not complete and in good order.  The Trust must receive an endorsed  share  certificate  with a signature guarantee, where a certificate has been issued.

You, a retirement plan  administrator,  or financial  intermediary may sell your shares on any Business Day as  described  below.  A Business Day is any day that both the  Exchange  and  PFPC,  the  Transfer  Agent,  are  open  for  business.
Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption  request.  It is the  responsibility  of your financial intermediary  to  transmit  redemption  orders  and  credit  your  account  with redemption proceeds on a timely basis.  Redemption checks are mailed on the next
Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m.  Eastern time), or the next Business Day (if received  after 4:00 p.m.  Eastern time, or on a  non-Business  Day),  but never later than 7 days following such receipt. In certain circumstances, the Fund may pay redemption  proceeds in the form of portfolio  securities owned by the Fund.
The portfolio securities distributed to you would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities  to cash.  The Funds do not intend to redeem  illiquid  securities in kind. If this happens,  however,  you may not be able to recover your investment in a timely manner.

Effective  January 3, 2007, Class B Shares of the Funds are no longer offered to investors who open new accounts. Investors with existing accounts who hold Class
B Shares  are still  eligible  to  purchase  additional  Class B Shares in those accounts.

By Mail:  If shares are redeemed by mail, a signature  guarantee is required for written redemption  requests of $25,000 or more. A signature  guarantee verifies the authenticity of your signature.  When a Fund requires a signature guarantee, a  medallion  signature  guarantee  must  be  provided.  A  medallion  signature guarantee may be obtained from a domestic bank or trust company,  broker-dealer, clearing agency, savings association,  or other financial institution,  which is participating  in a medallion  program  recognized  by the  Securities  Transfer
Association.  The three recognized  medallion  programs are Securities  Transfer
Agents Medallion Program (STAMP),  Stock Exchanges  Medallion Program (SEMP) and
New York Stock Exchange,  Inc. Medallion Signature Program (NYSE MSP). Signature
guarantees from financial  institutions,  which are not  participating in one of these  programs  will not be  accepted.  You can  obtain  one from most  banking institutions  or  securities  brokers,  but not from a notary  public.  You must indicate  the Fund  name,  your  account  number  and  your  name.  The  written instructions and signature guarantee should be mailed to:

               Regular mail:                 Overnight mail:
               AFBA 5Star Funds              AFBA 5Star Funds
               c/o PFPC Inc.                 c/o PFPC Inc.
               P.O. Box 9779                 101 Sabin Street
               Providence, RI  02940         Pawtucket, RI  02860-1427

By  Telephone:  If you are  invested  in Class A, B, C or I Shares and prefer to redeem  your  shares by  telephone  you may elect to do so,  however,  there are certain  risks.  Each Fund has certain  safeguards and procedures to confirm the identity  of  callers  and to confirm  that the  instructions  communicated  are genuine. If such procedures are followed, you will bear the risk of any losses.

By Wire:  Redemption  proceeds may be wired to a pre-designated  bank account in any  commercial  bank in the  United  States if the amount is $1,000 or more for
Class A, Class B, Class C or Class I Shares or in any amount for Class R Shares.
A $10.00  fee will be  deducted.  The  receiving  bank may charge a fee for this service.  Proceeds  may also be mailed to a bank or,  for  amounts of $10,000 or less,  mailed to the Fund  account  address  of record if the  address  has been established  for at least 60 days. In order to authorize  the Transfer  Agent to mail  redemption  proceeds to the Fund account  address of record,  complete the appropriate  section of the  Application or include the Fund account  address of record when written instructions are submitted.  You may change the account that you have  designated  to receive  amounts  redeemed at any time.  Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied  by a signature  guarantee.  A signature  and a medallion  signature guarantee are required for each person in whose name the account is  registered.
Further  documentation  may be required to change the designated  account when a
corporation,  other  organization,   trust,  fiduciary  or  other  institutional
investor holds the shares.

Redemption  Fee. The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged  within 60 days  following  their  acquisition  (either by purchase or exchange).  The  redemption fee is calculated as a percentage of the
NAV of such  shares  at the  time of  redemption.  This  redemption  fee is paid directly  to the  Fund  from  which  shares  are  redeemed  and  exchanged.  The redemption  fee is not a sales charge or a CDSC.  The purpose of the  additional transaction  fee is to  allocate  costs  associated  with  redemptions  to those investors making redemptions after holding their shares for a short period, thus protecting existing  shareholders.  For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions.

o    Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code (the "Code") of the shareholder including a joint owner.

o    Redemptions  of  shares  on an  account  which  has  demonstrated  a severe hardship,  such as a  medical  emergency,  as  determined  in the  absolute discretion of the Manager.

o    Redemption of shares acquired through dividend reinvestment.

o    Redemption of shares acquired through lump sum or other  distributions from a qualified  corporate  or  self-employed  retirement  plan  following  the retirement  (or  following  attainment  of age 59 1/2 in the case or a "key employee" of a "top heavy" plan), as described in the prospectus.

o    Redemption  of shares  acquired  through  distributions  from an individual retirement  account (IRA) or Custodial  Account under Section  403(b)(7) of the tax code,  following  attainment  of age 59 1/2,  as  described  in the prospectus.

o    Redemption of shares under the Funds'  systematic  withdrawal plan, as well as shares  redeemed as a result of  required  minimum  distributions  under certain employer-sponsored retirement plans or IRAs.

o    Redemption  of  shares  held  through  401(k)  or other  employer-sponsored retirement plans.  However,  the redemption fee does apply to non-mandatory withdrawals from IRAs and 403(b) custodial accounts.

Each Fund also has the  discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing  the 90% income test or losing its  regulated  investment company (RIC) qualification for tax purposes.  Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds'  redemption fee (or process its exceptions)  because of their inability for various  reasons to assess the fee to underlying  shareholders  or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

Additional  Purchase and  Redemption  Policies for Class A, Class B, Class C and
Class I Shares. The Trust reserves the right to:

o    Waive or increase the minimum  investment  requirements with respect to any person or class of persons,  which include shareholders of a Fund's special investment programs.

o    Cancel or change the telephone investment service, the  telephone/telegraph exchange  service and the automatic  monthly  investment plan without prior notice  to you when it is in the  best  interest  of the  Funds  and  their investors.

o    Begin charging a fee for the telephone  investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice.

o    Begin charging a fee for the  telephone/telegraph  service and to cancel or change the service upon 60 days written notice.

o    Begin  charging  a fee  for the  systematic  redemption  plan  upon 30 days written notice.

o    Waive  signature  guarantee  requirements  in  certain  instances  where it appears  reasonable  to do so and will not unduly  affect the  interests of other shareholders. We may waive the signature guarantee requirement if you authorize the  telephone/telegraph  redemption  method at the same time you submit the initial application to purchase shares.

o    Require  signature   guarantees  if  there  appears  to  be  a  pattern  of
     redemptions designed to avoid the signature guarantee requirement, or if we have other  reason to believe  that this  requirement  would be in the best interests of the Funds and their shareholders.

o    If shares to be redeemed  represent a recent  investment made by check, the
     Funds reserve the right not to make the redemption proceeds available until there are  reasonable  grounds to believe that the check has been collected
     (which could take up to 10 days).

To ensure proper  authorization before redeeming Fund shares, the Transfer Agent may require  additional  documents such as, but not restricted to, stock powers, trust instruments, death certificates,  appointments as fiduciary,  certificates of corporate  authority and waivers of tax required in some states when settling estates.

Information for Class R Shares.

Class R Shares of each Fund are  generally  available  to  certain  tax-deferred retirement plans,  including 401(k) plans,  employer sponsored 403(b) plans, 457 plans,  profit sharing and money purchase  pension plans,  defined benefit plans and  nonqualified  deferred  compensation  plans,  held in plan level or omnibus accounts.  Class R Shares also are  available  to IRA  rollovers  from  eligible retirement  plans that offered one or more AFBA 5Star Funds Class R Shares as an investment  option.  Class R  Shares  generally  are  not  available  to  retail non-retirement accounts,  traditional and Roth IRAs, Coverdell Education Savings
Accounts, SEPs, SAR-SEPs,  SIMPLE IRAs, individual 403(b) plans and most IRAs or retirement plans that are not subject to the Employee Retirement Income Security
Act of 1974 (ERISA).

Participants in retirement plans generally must contact the plan's administrator to  purchase,  redeem  or  exchange  shares.  Shareholder  services  may only be available to plan participants  through a plan administrator.  Plans may require separate  applications  and their  policies and procedures may be different than those  described in this  prospectus.  Participants  should  contact  their plan administrator  for  information  regarding  shareholder  services  pertaining to participants' investments in the Funds.

IRA rollover  accounts  may be eligible to open an account and purchase  Class R
Shares by contacting any investment  firm  authorized to sell the Funds' shares.
You can obtain an application  from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Share account by completing an account application and sending it to the transfer agent by mail.

Additional  Purchase  and  Redemption  Policies  for Class R  Shares.  The Trust
reserves the right to:

o    Waive  signature  guarantee  requirements  in  certain  instances  where it appears  reasonable  to do so and will not unduly  affect the  interests of other shareholders.

o    Require  signature   guarantees  if  there  appears  to  be  a  pattern  of
     redemptions designed to avoid the signature guarantee requirement, or if we have other  reason to believe  that this  requirement  would be in the best interests of the Funds and their shareholders.

o    If shares to be redeemed  represent a recent  investment made by check, the
     Funds reserve the right not to make the redemption proceeds available until there are  reasonable  grounds to believe that the check has been collected
     (which could take up to 10 days).

o    To ensure proper  authorization  before redeeming Fund shares, the Transfer
     Agent may require  additional  documents  such as, but not  restricted  to, stock  powers,  trust  instruments,  death  certificates,  appointments  as fiduciary,  certificates of corporate authority and waivers of tax required in some states when settling estates.

Additional Information for all Classes.
The Transfer Agent requires, in addition to the stock power,  certified evidence of authority to sign the necessary instruments of transfer.

These  procedures are for the protection of shareholders  and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption.  Proceeds of a redemption will be sent within 7 days of  acceptance  of shares  tendered  for  redemption.  Delay  may  result if the purchase  check  has not yet  cleared,  but the  delay  will be no  longer  than required to verify that the purchase  check has cleared,  and the Funds will act as quickly as possible to minimize delay.

When shares are held in the name of a corporation,  other  organization,  trust, fiduciary or other institutional investor:

The value of shares  redeemed  may be more or less than your cost,  depending on the NAV at the time of  redemption.  Redemption  of  shares  may  result  in tax consequences  (gain or loss) to you,  and the  proceeds of a  redemption  may be subject to backup withholding.

Your right to redeem  shares and to receive  payment  therefore may be suspended when (a) the Exchange is closed,  for other than  customary  weekend and holiday closings, (b) trading on the Exchange is restricted,  (c) an emergency exists as a result  of which  it is not  reasonably  practicable  to  dispose  of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government  body having  jurisdiction  over the Funds for the  protection of the
Funds'  shareholders,  provided that applicable rules and regulations of the SEC
(or any succeeding  government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw  their  requests for  redemption  or may receive  payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund  reserves  the right,  if  conditions  exist which make cash  payments undesirable,  to honor any request for  redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund.
If payment is made in securities,  you may incur  transaction  expenses in later converting  these  securities into cash. Each Fund has elected,  however,  to be governed  by Rule  18f-1  under the 1940 Act,  as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder  account up to the lesser of $250,000 or 1% of the net assets of that  particular  Fund during any 90-day  period.  This election is  irrevocable unless the SEC permits its withdrawal.

How Share  Price is  Determined.  Each Fund  values its assets  based on current market values when such values are readily available.  These prices normally are supplied by a pricing service.  Securities that do not have a readily  available current market value are valued at fair value as determined  under the direction of the Board.

PFPC  determines  the NAV per  share of each  Fund on each day that the Trust is open for business as of the close of regular trading on the Exchange  (currently
4:00 p.m.,  Eastern time). The Company is normally open for business on each day that the Exchange is open for  business,  however,  the  Company's  officers are authorized to determine when the Company shall be open for business.  The NAV is calculated by adding the value of all  securities and other assets in each Fund, deducting its  liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for  trading.  As of the date of this SAI, those days will include, but are not limited to:

New Year's Day                    Good Friday             Labor Day
Martin Luther King, Jr. Day       Memorial Day            Thanksgiving Day
Presidents' Day                   Independence Day        Christmas Day

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Multi-class  distributions.  A Fund calculates income dividends and capital gain distributions  the same way for each class.  The amount of any income  dividends per  share  will  differ,  however,  generally  due  to any  differences  in the distribution and service (Rule 12b-1) fees applicable to the classes.

TAXES

Distributions  of Net Investment  Income.  The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities.
This income, less expenses incurred in the operation of a Fund,  constitutes its net  investment  income  from which  dividends  may be paid to you. If you are a taxable  investor,  any  distributions  by a Fund from such  income  (other than qualified  dividend income  received by  individuals)  will be taxable to you at ordinary  income  tax  rates,  whether  you take  them in cash or in  additional shares.  Distributions from qualified dividend income are taxable to individuals at long-term  capital gain rates,  provided certain holding period  requirements are met. See the discussion below under the heading,  "Qualified Dividend Income for Individuals."

Distributions  of  Capital  Gains.  A Fund may derive  capital  gain and loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by a Fund (net of any capital loss  carryovers)  generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.  If a Fund's  distributions  exceed its  taxable  income and capital  gains  realized  during  a  taxable  year,  all  or a  portion  of  the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable,  but will reduce each  shareholder's cost basis in a Fund and result in a higher  reported  capital  gain or lower  reported  capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  The AFBA 5Star Mid Cap Value Fund, AFBA 5Star
Small Cap Fund,  AFBA 5Star Large Cap Fund and AFBA 5Star  Science &  Technology
Fund  are  permitted  to  invest  in  foreign  securities  as  described  above.
Accordingly,  the Funds may be subject to  foreign  withholding  taxes on income
from  certain  foreign  securities.   This,  in  turn,  could  reduce  a  Fund's
distributions paid to you.

     PFIC  securities.  The Funds may invest in securities  of foreign  entities that could be deemed for tax purposes to be passive foreign investment companies
("PFICs").  In general, a PFIC is any foreign  corporation if 75% or more of its gross  income  for its  taxable  year is passive  income,  or 50% or more of its average  assets (by value) are held for the production of passive  income.  When investing  in  PFIC  securities,  each  Fund  intends  to  mark-to-market  these securities  and  recognize  any gains at the end of the Fund's fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses)  are  treated as  ordinary  income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends  when  distributed  to you by a
Fund.  In addition,  if a Fund is unable to identify an investment as a PFIC and thus does not make a  mark-to-market  election,  the Fund may be subject to U.S.
federal  income tax on a portion of any "excess  distribution"  or gain from the disposition  of such  shares  even if such  income is  distributed  as a taxable dividend by the Fund to its  shareholders.  Additional  charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information  on the Amount and Tax  Character of  Distributions.  The Funds will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have  not held  Fund  shares  for a full  year,  a Fund  may  designate  and distribute to you, as ordinary income, qualified dividends or capital gains, and in  the  case  of  non-U.S.  shareholders,  a Fund  may  further  designate  and distribute as interest-related  dividends and short-term capital gain dividends, a  percentage  of income  that is not equal to the actual  amount of such income earned during the period of your investment in the Fund.  Taxable  distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated  Investment Company.  Each Fund has elected, or intends  to elect,  to be treated as a  regulated  investment  company  under
Subchapter  M of the Internal  Revenue  Code  ("Code") and intends to so qualify during the current  fiscal  year.  As a  regulated  investment  company,  a Fund generally  pays no federal  income tax on the income and gains it distributes to you.  The Board of Directors  reserves the right not to  distribute a Fund's net long-term  capital  gain or not to  maintain  the  qualification  of a Fund as a regulated  investment  company  if it  determines  such a course of action to be beneficial to shareholders.  If net long-term  capital gain is retained,  a Fund would be taxed on the gain,  and  shareholders  would be notified  that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and  possibly  state,  corporate  taxes on its  taxable  income and  gains,  and distributions to you will be taxed as qualified dividend income to the extent of such Fund's earnings and profits.

In order to qualify as a regulated  investment  company  for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i) A Fund must maintain a diversified portfolio of securities,  wherein no security,  including the securities of a qualified  publicly traded  partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

Excise Tax Distribution  Requirements.  As a regulated investment company,  each
Fund is required to  distribute  its income and gains on a calendar  year basis, regardless of the Fund's fiscal year end as follows:

     Required distributions.  To avoid federal excise taxes, the Code requires a
Fund to  distribute  to you by  December  31 of each  year,  at a  minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year.
The Funds intend to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

     Post-October  losses.   Because  the  periods  for  measuring  a  regulated
investment  company's  income are  different  for excise and income tax purposes special rules are required to protect the amount of earnings and profits  needed to support excise tax  distributions.  For instance,  if a regulated  investment company that uses October 31st as the measurement  period for paying out capital gain net income  realizes  a net  capital  loss after  October 31 and before the close of its taxable year, the fund likely would have insufficient  earnings and profits for that taxable year to support the dividend  treatment of its required distributions for that calendar year. Accordingly,  a Fund is permitted to elect to treat net capital losses realized  between November 1 and its fiscal year end of  March  31 (  "post-October  loss")  as  occurring  on the  first  day of the following tax year (i.e., April 1).

Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions
(including  redemptions  in kind) of Fund  shares are taxable  transactions  for federal  and state  income tax  purposes.  If you redeem your Fund  shares,  the
Internal  Revenue  Service  requires  you to  report  any  gain  or loss on your redemption.  If you held your shares as a capital  asset,  the gain or loss that you realize will be a capital gain or loss and will be long-term or  short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption  or exchange of shares held for six months or less will be treated as long-term  capital loss to the extent of any long-term  capital gain distributed to you by the Fund on those shares.

     Wash sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis-- Class A shares only.  In reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:
          o    In  your  original  purchase  of  Fund  shares,  you  received  a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o    You sell some or all of your  original  shares  within 90 days of their purchase, and
          o    You reinvest the sales  proceeds in the Fund or in another  fund, and the sales  charge  that would  otherwise  apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     Conversion of Class B shares into Class A shares. The automatic  conversion of Class B Shares  into Class A Shares at the end of  approximately  seven years after  purchase will be tax-free for federal  income tax purposes.  Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal  income taxes if earned directly by you.
States also grant tax-free  status to dividends paid to you from interest earned on direct obligations of the U.S. government,  subject in some states to minimum investment  or  reporting  requirements  that  must be met by a Fund.  Income on investments  by  a  Fund  in  certain  other  obligations,  such  as  repurchase agreements  collateralized by U.S. government obligations,  commercial paper and federal agency-backed  obligations (e.g., GNMA) or FNMA obligations),  generally does not qualify for tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified  Dividend  Income for  Individuals.  For  individual  shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends eligible for taxation at  long-term  capital  gain rates.  This  reduced  rate  generally  is available  for  dividends  paid by a Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations. Either none or only a nominal portion of the dividends paid by the
AFBA 5Star Total Return Bond Fund will be qualified dividend income because such
Fund invests primarily in debt instruments.

     Both a Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal  year, a Fund will  designate  the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable  at  reduced  rates.  If 95% or more of a Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received  Deduction for Corporations.  For corporate  shareholders,  a portion of the dividends  paid by a Fund may qualify for the  dividends-received deduction.  The portion of dividends  paid by a Fund that so  qualifies  will be designated each year in a notice mailed to the Fund's  shareholders,  and cannot exceed the gross amount of dividends  received by the Fund from domestic  (U.S.)
corporations that would have qualified for the  dividends-received  deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by the AFBA 5Star Total Return Bond Fund will be qualified  dividend  income because such Fund invests  primarily in debt instruments.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

Investment  in Complex  Securities.  The Funds may invest in complex  securities that could be subject to numerous  special  and  complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell  securities to raise the cash for necessary  distributions)  and/or defer a
Fund's  ability to recognize a loss,  and, in limited  cases,  subject a Fund to
U.S.  federal  income tax.  These rules could also affect  whether  gain or loss recognized  by a Fund is treated as  ordinary  or  capital,  or as  interest  or dividend  income.  These rules could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Fund. For example:

     Derivatives.  Certain  Funds are  permitted  to invest in certain  options, futures,  forwards  or  foreign  currency  contracts.  If  a  Fund  makes  these investments,  it could be required to mark-to-market these contracts and realize any unrealized  gains and losses at its fiscal year end even though it continues to hold the  contracts.  Under  these  rules,  gains or losses on the  contracts generally would be treated as 60% long-term and 40% short-term  gains or losses, but gains or losses on certain  foreign  currency  contracts would be treated as ordinary  income or  losses.  In  determining  its net  income  for  excise  tax purposes,  a Fund also  would be  required  to  mark-to-market  these  contracts annually  as of October 31 (for  capital  gain net  income and  ordinary  income arising from certain foreign currency contracts),  and to realize and distribute any resulting income and gains.

     Securities  lending  transactions.  A Fund's entry into securities  lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax  straddles.  A Fund's  investment  in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold  offsetting  positions in securities.  If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds  other  securities,  the Fund  could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Securities  purchased  at  discount.  A Fund  is  permitted  to  invest  in securities  issued or  purchased  at a discount  such as zero  coupon,  deferred interest  or  payment-in-kind  (PIK)  bonds that could  require it to accrue and distribute income not yet received. If it invests in these securities,  the Fund could be required to sell  securities in its portfolio  that it otherwise  might have  continued  to hold in  order to  generate  sufficient  cash to make  these distributions.

     Investment in taxable mortgage pools (excess inclusion income). Real estate investment  trusts  ("REITs") in which a Fund invests (if any) may hold residual interests in certain  mortgage  pooling  vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets  qualifying as a "taxable mortgage pool" for U.S.
federal income tax purposes.  Also, a Fund may make direct  investments in REMIC residual interests.  The portion of a Fund's income received from REMIC residual interests,  either  directly or through an  investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion  income") generally is required to be allocated by the Fund to the Fund's  shareholders in proportion to the dividends paid to such shareholders  with the same  consequences  as if the  shareholders  received the excess inclusion income directly.

     Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess  inclusion  income that is allocable to the percentage of its shares held in record name by "disqualified  organizations," which are generally certain cooperatives,  governmental  entities and tax-exempt  organizations that are exempt from tax on unrelated  business  taxable  income.  To the extent that
Fund shares owned by "disqualified  organizations"  are held in record name by a broker/dealer  or other  nominee,  the  broker/dealer  or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income  allocable to Fund shares held by the  broker/dealer  or other nominee on behalf of the "disqualified  organizations."  The Funds expect that disqualified organizations  own their shares.  Because this tax is imposed at the Fund level,
all   shareholders,   including   shareholders   that   are   not   disqualified
organizations,  will bear a portion of the tax cost  associated  with the Fund's receipt of excess inclusion income. However, to the extent permissible under the
1940 Act, regulated  investment  companies such as the Funds are permitted under
Treasury  Regulations to specially allocate this tax expense to the disqualified organizations  to which it is  attributable,  without  a  concern  that  such an allocation will constitute a preferential dividend.

     In addition,  with respect to Fund  shareholders who are not nominees,  for
Fund taxable  years  beginning  on or after  January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

     o    If the excess  inclusion  income  received  by a Fund from all sources exceeds 1% of the Fund's gross income,  it must inform the non-nominee shareholders  of the amount and character of excess  inclusion  income allocated to them; and

     o    If a Fund receives  excess  inclusion  income from a REIT whose excess inclusion  income in its most  recent  tax year  ending not later than nine months  before the first day of the Fund's  taxable year exceeded
          3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders  of the amount  and  character  of the  excess  inclusion income allocated to them from such REIT.

     Under these rules,  the taxable  income of any Fund  shareholder  can in no event be less that the sum of the  excess  inclusion  income  allocated  to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a  "disqualified  organization,"  then this  income is fully  taxable as unrelated business taxable income under the Code.  Charitable reminder trusts do not incur  UBTI by  receiving  excess  inclusion  income  from the Fund.  If the shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder  is a REIT,  a regulated  investment  company,  common trust fund or other  pass-through  entity,  such  shareholder's  allocable share of the Fund's excess  inclusion  income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess  inclusion  income allocated to their owners that are disqualified organizations.  Accordingly,  investors  should be aware  that a portion  of the
Fund's income may be considered excess inclusion income.

     Compliance  with  these   requirements   will  require  a  Fund  to  obtain
significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax character.  Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such  securities  or the income  from such  securities  differs  from the tax treatment  expected by a Fund, it could affect the timing or character of income recognized by the Fund,  requiring the Fund to purchase or sell  securities,  or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup  Withholding.  By law, a Fund must  withhold  a portion  of your  taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     A  Fund  also  must  withhold  if  the  IRS  instructs  it to do  so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

Non-U.S.  Investors.  Non-U.S.  investors  (shareholders  who,  as to the United
States,  are a nonresident  alien individual,  foreign trust or estate,  foreign corporation,  or foreign  partnership)  may be subject to U.S.  withholding  and estate tax and are  subject  to special  U.S.  tax  certification  requirements.
Non-U.S.  investors should consult their tax advisors about the applicability of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by a Fund,  subject  to  certain  exemptions  for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Fund shares,  will be subject to backup  withholding  at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain  dividends & short-term  capital gain  dividends.  In general, capital gain  dividends  designated by a Fund and paid from either  long-term or short-term  capital gains (other than gain realized on  disposition of U.S. real property  interests)  are not subject to U.S.  withholding  tax unless you are a nonresident  alien  individual  present  in the  United  States  for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S.  withholding tax.  "Qualified  interest income"  includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term  original discount and (3) interest (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  which is in  registered  form,  unless it is earned on an obligation issued  by a  corporation  or  partnership  in which  the  Fund is a  10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less  than the  amount  that is so  qualified.  This is  because  the designation  is based on an estimate of a Fund's  qualified net interest  income for its entire  fiscal  year,  which can only be  determined  with  exactness at fiscal year end. As a  consequence,  a Fund may over  withhold a small amount of
U.S. tax from a dividend  payment.  In this case, the non-U.S.  investor's  only recourse may be to either forgo recovery of the excess withholding, or to file a
United States nonresident income tax return to recover the excess withholding.

     Further  limitations  on tax reporting for  interest-related  dividends and short-term  capital gain dividends for non-U.S.  investors;  sunset rule. It may not be practical in every case for a Fund to  designate,  and each Fund reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital  gain  dividends.  Additionally,  a  Fund's  designation  of interest-related  or short-term capital gain dividends may not be passed through
to   shareholders   by   intermediaries   who   have   assumed   tax   reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term capital gain dividends and interest-related  dividends paid by a Fund is  effective  for  dividends  paid  with  respect  to  taxable  years of a Fund beginning  after  December  31,  2004 and  before  January 1, 2008  unless  such exemptions are extended or made permanent.

     Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment
Trusts  (REITs).  The sale of a U.S. real  property  interest by a Fund, or by a
REIT or U.S. real property  holding  corporation in which the Fund invests,  may trigger  special  tax  consequences  to the Fund's  non-U.S.  shareholders.  The
Foreign  Investment  in Real Property Tax Act of 1980  (FIRPTA)  makes  non-U.S.
persons  subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRPTA gain. The Code provides a look-through  rule for distributions of FIRPTA gain by a regulated investment company (RIC) such as a Fund, as follows:

     o    The RIC is classified as a qualified  investment  entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the
          RIC's assets  consists of interests  in REITs and U.S.  real  property holding corporations;
     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Fund shares at any time during the one-year  period ending on the date of the distribution; and
     o    If these conditions are met, Fund  distributions to you are treated as gain from the  disposition of a U.S. real property  interest  (USRPI), causing the  distribution  to be subject to U.S.  withholding tax at a rate of 35%, and requiring that you to file a nonresident  U.S. income tax return.
     o    In addition,  even if you are a non-U.S.  shareholder  that owns 5% or less  of a  class  of  shares  of a  Fund  classified  as a  qualified investment  entity,  Fund  distributions  to you  attributable to gain realized  by the Fund from  disposition  of USRPI  will be  treated as ordinary  dividends  (rather  than short- or long-term  capital  gain)
          subject to withholding at a 30% or lower treaty rate.

     Because  each Fund  expects  to invest  less than 50% of its  assets at all times,  directly and indirectly,  in U.S. real property interests,  the Funds do not expect to pay any  dividends  that would be subject to FIRPTA  reporting and tax withholding.

     Net investment  income from dividends on stock and foreign source  interest income continue to be subject to withholding tax; effectively  connected income.
Ordinary dividends paid by a Fund to non-U.S.  investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.
If you hold your Fund shares in connection  with a U.S. trade or business,  your income and gains will be considered  effectively  connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident
U.S. income tax return.

     U.S.  estate tax. An  individual  who, at the time of death,  is a non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless  a treaty  exemption  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit  (equivalent to U.S. situs assets with a value of $60,000).  For estates  with U.S.  situs assets of not more than
$60,000,  the Fund may accept, in lieu of a transfer  certificate,  an affidavit from an appropriate  individual evidencing that decedent's U.S. situs assets are below this threshold  amount.  In addition,  a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident  decedent.  The amount  treated as exempt is based upon the  proportion  of the assets held by a
Fund at the end of the quarter  immediately  preceding the decedent's death that are debt  obligations,  deposits,  or other  property  that would  generally  be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008, unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S.  shareholder  entitled  to claim the  benefits of an  applicable  tax treaty may be different from those described herein.  Non-U.S.  shareholders are urged to consult  their own tax  advisers  with  respect to the  particular  tax consequences to them of an investment in a Fund,  including the applicability of foreign tax.

     U.S tax certification  rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8 BEN provided without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     THIS DISCUSSION OF "DISTRIBUTIONS  AND TAXES" IS NOT INTENDED OR WRITTEN TO
BE USED AS TAX  ADVICE  AND DOES  NOT  PURPORT  TO DEAL  WITH  ALL  FEDERAL  TAX
CONSEQUENCES  APPLICABLE TO ALL  CATEGORIES  OF INVESTORS,  SOME OF WHICH MAY BE
SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR
PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.

                              FINANCIAL STATEMENTS

The audited financial  statements and notes thereto in the Trust's Annual Report to  Shareholders  for the fiscal  year ended  March 31,  2007 (the "2007  Annual
Report") are incorporated into this SAI by reference. No other parts of the 2007
Annual  Report  are  incorporated  by  reference  herein.   The  2007  financial
statements   included   in  the  2007  Annual   Report  have  been   audited  by
[____________________].   Copies  of  the  Annual   Report  and  the   unaudited
Semi-Annual  Report may be  obtained  at no charge by  telephoning  the Funds at
(888) 578-2733.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Description of Bond Ratings:

Standard & Poor's Corporation ("S&P") Debt Ratings

A S&P's  corporate  or  municipal  debt  rating is a current  assessment  of the creditworthiness  of an obligor  with  respect to a  specific  obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.  The debt rating is not a recommendation  to purchase,  sell, or hold a security,  inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers  reliable.  S&P does not perform an audit in connection with any rating and may, on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default - capacity and  willingness  of the obligor as to the timely  payment of interest and repayment of principal in  accordance  with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.   Protection  afforded by, and relative  position of, the  obligation  in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA - Debt rated `AAA' has the highest rating  assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt  rated  `AA' has a very  strong  capacity  to pay  interest  and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong  capacity to pay  interest  and repay  principal although it is somewhat more  susceptible  to the adverse  effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt  rated  `BBB' is  regarded  as having  an  adequate  capacity  to pay interest and repay principal.  Whereas it normally exhibits adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for debt in this category than in higher rated categories.

Speculative Grade

Debt rated `BB',  `B', `CCC',  `CC' and `C' is regarded as having  predominantly speculative  characteristics  with respect to capacity to pay interest and repay principal.  `BB' indicates the least degree of speculation  and `C' the highest.
While such debt will likely have some  quality and  protective  characteristics, these are outweighed by large  uncertainties  or major risk exposures to adverse conditions.

BB - Debt  rated `BB' has less  near-term  vulnerability  to default  than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse  business,  financial,  or  economic  conditions  which  could  lead  to inadequate  capacity to meet timely  interest and principal  payments.  The `BB'
rating  category  is also  used for debt  subordinated  to  senior  debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater  vulnerability to default but currently has the capacity to meet interest payments and principal  repayments.  Adverse business, financial,  or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The `B' rating category is also used for debt subordinated  to senior debt that is assigned an actual or implied `BB' or `BB-'
rating.

CCC - Debt rated `CCC' has a currently  identifiable  vulnerability  to default, and is dependent upon favorable business,  financial, and economic conditions to meet timely  payment of interest  and  repayment of  principal.  In the event of adverse business,  financial,  or economic conditions,  it is not likely to have the capacity to pay interest and repay  principal.  The `CCC' rating category is also used for debt  subordinated  to senior  debt that is  assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC'  typically is applied to debt  subordinated  to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C'  typically  is applied to debt  subordinated  to senior  debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service payments are continued.

CI - The rating `CI' is reserved  for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment  default.  The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired,  unless S&P believes that such payments will be made  during  such  period.  The `D'  rating  also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Services, Inc. ("Moody's") Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest  degree of investment  risk and are generally  referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be  visualized  are most  unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds  which are  rated Baa are  considered  as  medium-grade  obligations
(i.e., they are neither highly protected nor poorly secured).  Interest payments and principal  security appear  adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba - Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered as  well-assured.  Often the  protection of interest and principal  payments may be very moderate,  and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes Bonds in this class.

B - Bonds  which are rated B generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent  obligations  which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest  rated class of bonds,  and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

Description of Commercial Paper Ratings:

S&P's  commercial  paper rating is a current  assessment  of the  likelihood  of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P's for commercial paper in which the Funds may invest:

A-1 - Issue's degree of safety regarding timely payment is strong.  Those issues determined  to possess  extremely  strong  safety  characteristics  are  denoted
"A-1+."

A-2 - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months.  The  following  summarizes  the rating  categories  used by Moody's for commercial paper in which the Funds may invest:

Prime-1 - Issuer or related  supporting  institutions  are  considered to have a superior capacity for repayment of short-term  promissory  obligations.  Prime-1 repayment  capacity  will  normally be  evidenced by the  following  capacities:
leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample  asset  protection;  broad  margins in earning  coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuer or related  supporting  institutions  are  considered to have a strong capacity for repayment of short-term  promissory  obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios,  while sound, will be more subject to variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B

                      Dreman Value Management, LLC ("DVM")

I.   PROXY VOTING POLICY AND PROCEDURES

     A.   Policy.

     Proxy voting is an important right of shareholders  and reasonable care and diligence  must be undertaken to ensure that such rights are properly and timely exercised.  When DVM has discretion to vote the proxies of its Clients,  it will vote those proxies in the best  interest of its Clients and in  accordance  with these policies and procedures.

     B.   Proxy Voting Procedures.

     All proxies  received by DVM will be sent to the  Compliance  Officer.  The
Compliance Officer will:

          1.   Keep a record of each proxy received.

          2.   Forward the proxy to both the  Portfolio  Manager and DVM's Chief
               Investment Officer (the "CIO").

          3.   Determine  which  accounts  managed by DVM holds the  security to which the proxy relates.

          4.   Provide the Portfolio Manager and the CIO with a list of accounts that hold the  security,  together  with the number of votes each account controls (reconciling any duplications),  and the date by which DVM must vote the proxy in order to allow  enough  time for the  completed  proxy to be returned  to the issuer  prior to the vote taking place.

          5.   Absent material  conflicts (see Section V), the Portfolio Manager and CIO  will  determine  how DVM  should  vote  the  proxy.  The
               Portfolio Manager and the CIO will send their decision on how DVM will vote the proxy to the  Compliance  Officer.  The  Compliance
               Officer is  responsible  for completing the proxy and mailing the proxy in a timely and appropriate manner.

          6.   DVM may  retain a third  party to assist it in  coordinating  and voting  proxies  with  respect to Client  securities.  If so, the
               Compliance  Officer  shall monitor the third party to assure that all proxies are being properly voted and appropriate  records are being retained.

          7.   Where a Client  specifies  in writing  that it will  maintain the authority to vote  proxies  itself or that it has  delegated  the right to vote  proxies  to a third  party,  DVM will not vote the securities  and will direct the  relevant  custodian  to send the proxy material  directly to the Client.  If any proxy material is received by DVM for such  account,  it will promptly be forwarded to the Client or specified third party.

          8.   DVM shall promptly provide to each investment  company Client for which it has discretion to vote proxies,  any and all information necessary for such investment  company Client,  or its investment adviser or administrator,  to timely file its Form N-PX under the
               1940 Act.  Form N-PX will  provide  information  concerning  each matter  relating  to  a  portfolio  security  considered  at  any shareholder  meeting with respect to which an investment  company
               Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year,  and will cover all proxy votes with  respect to which a mutual  fund was  entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the  following  information  concerning  any  shareholder meetings with respect to which an investment  company  Client was entitled to vote:

                    o    the name of the issuer of the portfolio security;

                    o    the   exchange   ticker   symbol   of   the   portfolio
                         security(1);

                    o    the CUSIP number of the portfolio security(1);

                    o    the shareholder meeting date;

                    o    a brief description of the matter voted on;

                    o    whether  the matter was put  forward by the issuer or a
                         shareholder;

                    o    whether the investment company Client voted;

                    o    how the investment company Client cast its vote; and

                    o    whether the investment company Client cast its vote for
                         or against management.

                    (1)  The  exchange  ticker  symbol  and CUSIP  number may be difficult to obtain for certain  portfolio  securities,
                         such as foreign issuers.  Accordingly, such information
                         may be omitted if it's not available through reasonably
                         practicable means.

     C.   Voting Guidelines.

     In the absence of specific voting  guidelines from a Client,  DVM will vote proxies in the best  interest  of each  particular  Client,  which may result in different  voting  results for proxies for the same issuer.  DVM  believes  that voting  proxies  in  accordance  with the  following  guidelines  is in the best interest of its Client.

     Generally,  DVM  will  vote in  favor  of  routine  corporate  housekeeping proposals, including election of directors (where no corporate governance issues are implicated),  selection of auditors, and increases in or reclassification of common stock.

     Generally,  DVM will vote against  proposals that make it more difficult to replace  members of the  issuer's  board of  directors,  including  proposals to stagger  the  board,  cause  management  to be  overrepresented  on  the  board, introduce  cumulative  voting,  introduce  unequal  voting  rights,  and  create supermajority voting.

     For other proposals,  DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following  factors,  among others:

          1.   Whether the  proposal was  recommended  by  management  and DVM's opinion of management;

          2.   Whether the proposal acts to entrench existing management; and

          3.   Whether the proposal fairly  compensates  management for past and future performance.

     DVM  reserves  the right to add to these  factors as it deems  necessary in order to ensure that further  categories  of proposals  are covered and that the general principles in determining how to vote all proxies are fully stated.

     D.   Conflicts of Interest.

     The  Compliance  Officer will identify any conflicts that exist between the interest of DVM and its Clients.  This  examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's  affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

     If a  material  conflict  exist,  DVM  will  determine  whether  voting  in accordance with the voting guidelines and factors described above is in the best interest of the Client.  DVM will also  determine  whether it is  appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee  Retirement  Income  Security  Act of 1974,  as
amended  ("ERISA"),  give the  Clients  the  opportunity  to vote their  proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement
reserves to the ERISA Client the  authority to vote proxies when DVM  determines it has a material conflict that affects its best judgment as an ERISA fiduciary,
DVM will give the ERISA Client the opportunity to vote the proxies themselves.

     E.   Disclosure.

     DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or  Compliance  Manager,  or  Compliance  staff  person,  via  e-mail  or telephone at  sfaia@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures.  If a Client  requests  this  information,  the CCO will  prepare  a written response to the Client that lists, with respect to each voted proxy that the Client has  inquired  about,  (1) the name of the issuer;  (2) the  proposal voted upon and (3) how DVM voted the Client's proxy.

     A concise  summary of these Proxy Voting  Policies and  Procedures  will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures  are updated.  The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

     F.   Record Keeping.

     The  Compliance  Officer will maintain  files  relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the  fiscal  year  during  which the last  entry  was made on a record,  with records  for the first two years  kept in the  offices  of DVM.  Records  of the following will be included in the files:

          1.   Copies of these proxy  voting  policies  and  procedures  and any amendments thereto.

          2.   A copy of each proxy statement that DVM receives provided however that DVM may rely on  obtaining a copy of proxy  statements  from the SEC's  EDGAR  system for those proxy  statements  that are so available.  DVM may also  choose to have a third  party  retain a
               copy  of  the  proxy   statements,   provided  that  third  party
               undertakes to provide a copy of the proxy statement promptly upon request.

          3.   A record  of each  vote  that DVM  casts.  DVM may also rely on a third  party to retain a copy of the votes  cast,  provided  that third party  undertakes to provide a copy of the record  promptly upon request.

          4.   A copy of any  document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

          5.   A copy of each written Client request for  information on how DVM voted such Client's  proxies,  and a copy of any written response to any (written and oral) Client  request for  information on how
               DVM voted its proxy.

          6.   DVM will coordinate with all investment company Clients to assist in the provision of all information  required to be filed on Form
               N-PX.

                                   APPENDIX C

                    MARVIN & PALMER ASSOCIATES, INC. ("MPA")

                               Proxy Voting Policy

This policy sets forth the  guidelines  pursuant to which MPA will vote  proxies for securities owned by its clients.*

Decisions on voting of proxies  will be made by MPA unless the client  otherwise specifically directs.

     *    With  respect  to  limited  partnerships  or other  pooled  investment vehicles,  the  client  is  the  limited  partnership  or  the  pooled investment vehicle as the case may be.

I.   Role of Proxy Voting Committee

          1.   The Proxy Voting Committee,  which is the committee consisting of two Portfolio  Managers of MPA and the Head of the Administration
               Group  (or  his  or  her   designate),   is   designated  as  the
               policy-making  body with  respect to proxy voting by MPA. In this capacity,  the Proxy Voting  Committee will be aided by the Heads of the  Administration  Group and the Operations  Group, the Head
               Trader  and the  General  Counsel,  with  whom the  Proxy  Voting
               Committee may consult as and when needed.

          2.   The Proxy Voting  Committee  determines  the Statement of Policy, which is set forth as Section II of this policy.

          3.   The Proxy Voting  Committee  shall  determine how to vote proxies with respect to issues that are not indicated by the Statement of
               Policy.

II.  Statement of Policy

          1.   All  decisions  about  how to vote a  proxy  with  respect  to an account  will be made in  accordance  with  the  best  investment interests of the client,  including stated investment  objectives and  in  accordance  with  applicable  statutory  and  regulatory requirements, and client agreements, and the related factors that
               MPA believes appropriate  consistent with its fiduciary duties to its clients.

          2.   Generally, it is the policy of MPA, acting in accordance with the
               principle   set  forth  in  Section  II.1,  to  vote  proxies  as
               recommended by an issuer's management, subject to Section II.3.

          3.   The Proxy Voting Committee will determine how to vote all proxies containing  proposals  that  involve  stockholder  rights  or the economics  of an issuer,  such as to  election  of an  opposition slate  of  directors,  a  corporate  restructuring  related  to a hostile  takeover,  or any proposal that does not appear to be in the best interests of stockholders.

          4.   With  respect to some  non-U.S.  issuers,  the exercise of voting rights  can cause the  client's  account to incur a cost or cause the  underlying  shares to be blocked from trading.  Although the
               Proxy Voting Committee  recognizes the importance of the right to vote,  the Proxy Voting  Committee  believes that the clients are better served by avoiding unnecessary costs and by preserving the
               right  to  trade  shares  promptly  should  conditions   warrant.
               Accordingly,  when  exercising  the vote  could  cause a client's account  to incur a cost or cause  the  underlying  shares  to be blocked from  trading,  which cost or blockage in the judgment of the Proxy Voting Committee  outweighs the potential effect on the value of the client's account of voting, a vote will not be cast.

III. Administration

          1.   The  following  proxy  voting  records  shall  be  maintained  in accordance with Section III.2:

                    a.   This policy;
                    b.   Issuer's  proxy  statement  received  regarding  client
                         securities;
                    c.   Copies of actual votes cast on behalf of clients;
                    d.   Actions of the Proxy Voting  Committee  with respect to
                         proxy voting;
                    e.   Records of written  client  requests  for proxy  voting
                         information;
                    f.   Written  responses (if  applicable)  to written or oral
                         client requests;
                    g.   Research used in making the voting decision;
                    h.   Any  documents  prepared  by MPA that are  material  to
                         making a voting decision; and
                    i.   Any documents  prepared by MPA to memorialize the basis
                         for a voting decision.

          2.   Records  of all proxy  votes  will be  retained  for a  five-year period.  For the first two years,  these records shall be readily accessible.

          3.   The  Proxy  Voting  Committee  will  designate  staff to  receive proxies,  reconcile them with security ownership  positions as of the specified  record dates and to separate  proxies with respect to issues  that are  indicated  by the  Statement  of Policy from proxies  with  respect to issues  that are not  indicated  by the
               Statement of Policy and proxies with respect to issues designated by the Proxy Voting Committee for further review.

          4.   The Proxy Voting  Committee will designate the staff  responsible for  monitoring  corporate  actions,  making voting  decisions in accordance  with this policy,  and for ensuring  that proxies are submitted  timely.  With respect to issues that are not addressed by the  Statement  of  Policy,  the  designated  staff  will vote proxies  under the  supervision  of a member of the Proxy  Voting
               Committee.

          5.   Notwithstanding the foregoing,  MPA may retain a service provider to administer this policy. Copies of the proxy materials received and a record as to how such proxies were voted may be  maintained by such service  provider if such  service  provider has given an undertaking to maintain such records and to provide copies to MPA promptly upon request.

IV.  Communications

          1.   The Proxy Voting  Committee  shall  determine,  on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

          2.   In  the  event  a  proxy  is to  be  voted  against  management's recommendation, the Proxy Voting Committee will determine whether the proxy  should or should not be  proceeded,  or  followed,  by letter, telephone call or in person discussions with the issuer.

          3.   MPA will  disclose  the  following in Part II of its Form ADV and brochure:

                    a.   How clients can obtain information on how their proxies
                         were voted;
                    b.   Concise summary of this policy;
                    c.   Statement  that a copy of this policy is  available  to
                         clients upon request.

          4.   A copy of this policy  shall be  provided to any client  promptly upon  request or posted on MPA's  Website.  A copy of a record of how proxies  have been voted for any  client's  account  shall by provided to the client promptly upon request.

V.   Conflict of Interest

          1.   If MPA has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account,  MPA shall disclose to the client in writing the substance of MPA's interest in the issue and shall seek from the client written  direction on how such issue is to be voted.

          2.   If MPA does not receive written direction from a client on how to vote on an issue on which MPA has a direct or indirect  interest,
               MPA may resolve the conflict by voting  client  securities  based upon the recommendations of the issuer's management.

This existence of an issue on which MPA has a direct or indirect issue shall not prevent MPA from voting on other  issues on the same proxy on which MPA does not have a conflict of interest.

                                   APPENDIX D

                       FINANCIAL COUNSELORS, INC. ("FCI")

                             PROXY VOTING GUIDELINES

                                Revised July 2006

Rule 206(4)-6 issued by the Securities and Exchange  Commission relates to proxy voting by investment advisors. This rule mandates that an advisor voting proxies for its clients  maintain  written proxy voting  guidelines  and disclose  these guidelines and its voting record to their clients. As quoted below, it is deemed
"a  fraudulent,  deceptive,  or  manipulative  act for an investment  adviser to exercise voting authority with respect to client securities, unless

     i)   the  adviser  has  adopted  and  implemented   written   policies  and
          procedures  that are  reasonably  designed  to ensure that the adviser votes proxies in the best interests of its clients,

     ii)  the adviser  describes its proxy voting  procedures to its clients and provides copies on request, and

     iii) the adviser  discloses to clients how they may obtain  information  on how the advisor voted their proxies."

As the SEC states,  "Investment  advisors  registered with us have discretionary authority  to manage $19  trillion  of assets on behalf of their  clients.  This enormous voting power gives advisors  significant ability  collectively,  and in many  cases  individually,  to  affect  the  outcome  of  shareholder  votes and influence the governance of  corporations."  Advisors as a group can thus affect the future of  corporations  and the  future  value of the  securities  of those corporations.  Understanding  the  responsibilities  that  an  adviser  has as a fiduciary to vote its clients' proxies wisely and in the clients' best interest,
Financial  Counselors Inc. has adopted the following policies and procedures for proxy  voting with  regard to  companies  in the  investment  portfolios  of our clients.

                              PROXY VOTING PROCESS

It is stated in each Investment  Management  Agreement  whether or not Financial
Counselors  Inc.  (FCI) has the  fiduciary  responsibility  to vote  proxies for specific  clients.  In  general,  FCI only  retains  that voting  authority  for retirement  plans,  as required by the Employee  Retirement  Income Security Act
(ERISA) and the Department of Labor.  Custodians of other clients'  accounts are directed to send proxy ballots to the clients  themselves.  In the case of trust accounts,  the  custodian  is often also a trustee and as such handles the proxy voting for those accounts.

Proxy  voting is overseen at FCI by senior  portfolio  managers,  currently  Val
Schaff,  CFA. FCI  subscribes  to a proxy voting  service run by Automatic  Data
Processing  (ADP),  which monitors proxy  proposals for the companies  which FCI owns in its portfolios. ADP, with information provided to it by FCI on number of shares owned,  issues aggregated  ballots for each proxy proposal put forward at these  companies.  FCI is then able to vote  online  with one vote (or  multiple votes if appropriate) on each  aggregated  proxy ballot.  Use of the ADP service helps  ensure that FCI will not  overlook  any proxy  proposals  and helps us to monitor the shares over which we have voting authority.

It is FCI's intention to vote on all proxy proposals in a timely manner,  unless abstaining  on a  particular  ballot is seen to be in the best  interests of the shareholders. In some instances, a proxy vote may present a conflict between the interests of a client,  on the one hand, and our interests or the interests of a person  affiliated  with us, on the other. In such a case, we will disclose this conflict to our clients when it arises and obtain their consents before voting.

                                VOTING GUIDELINES

FCI  realizes  that  no  set of  proxy  voting  guidelines  can  anticipate  all situations  that may arise.  In special  cases,  we may seek the  opinion of the
Investment  Committee  on  how a  particular  proxy  proposal  will  impact  the financial prospects of a company, and vote accordingly. The guidelines below are simply a summary of how we would vote on general topics.

     o    ROUTINE BUSINESS DECISIONS

In matters which FCI considers routine business (e.g., election of non-contested directors,  name changes, company fiscal year and annual meeting date proposals, etc.),  it will be our general policy to support  management's  recommendations, absent a particular  reason to the contrary.  Votes for directors in a contested election will be considered on a case by case basis.

The election of a company's  board of  directors is one of the most  fundamental rights held by  shareholders.  Because a  classified  board  structure  prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit  shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

     o    CORPORATE GOVERNANCE

FCI will vote for all  measures  that act to increase  the  independence  of the
Board of Directors and for confidential  voting.  We will vote against proposals to limit directors' tenure.

In addition, we believe that the relationship between a company and its auditors should be limited  primarily  to the audit  engagement,  although it may include certain closely  related  activities that do not raise an appearance of impaired independence.  We will evaluate on a case-by-case  basis  instances in which the audit firm has a substantial non-audit  relationship with a company to determine whether we believe independence has been, or could be, compromised.

     o    EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders,  can be an effective way to align the interests of shareholders
and  the  interests  of  directors,   management,  and  employees  by  providing
incentives to increase  shareholder value.  Conversely,  we are opposed to plans
that  substantially   dilute  ownership   interests  in  the  company,   provide
participants with excessive awards, or have inherently  objectionable structural features.

We will  generally  support  measures  intended to increase  stock  ownership by executives  and the use of employee  stock  purchase  plans to increase  company stock ownership by employees. These may include:

     1.   Requiring senior executives to hold stock in a company.
     2.   Requiring  stock  acquired  through  option  exercise to be held for a certain period of time.
     3.   Using restricted stock grants instead of options.
     4.   Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case  basis, we will generally oppose plans that have the following features:

     1.   Annual option grants that would exceed 2% of outstanding shares.

     2.   Ability to issue  options  with an  exercise  price  below the stock's current market price.

     3.   Automatic share replenishment ("evergreen") feature.

     4.   Authorization  to permit the board of directors to materially  amend a plan without shareholder approval.

     5.   Authorizes  the  re-pricing of stock options or the  cancellation  and exchange of options without shareholder approval.

These are guidelines,  and we consider other factors,  such as the nature of the industry and size of the company,  when  assessing a plan's  impact on ownership interests.

     o    CORPORATE STRUCTURE

We view the exercise of  shareholders'  rights,  including  the rights to act by written  consent,  to call  special  meetings  and to  remove  directors,  to be fundamental to good corporate governance.

We generally believe shareholders should be able to approve or reject changes to a company's  by-laws by a simple majority vote.  Obviously this is impacted when classes of common stock with unequal  voting  rights limit the rights of certain shareholders;  we generally believe this should be taken into consideration when share class selection is made by the shareholders.

Because  the  requirement  of a  supermajority  vote can  limit the  ability  of
shareholders   to  effect   change,   we  will   support   proposals  to  remove
super-majority  (typically  from 66.7% to 80%) voting  requirements  for certain types of proposals and oppose proposals to impose super-majority requirements.

     o    SHAREHOLDER RIGHTS PLANS

While we  recognize  that  there  are  arguments  both in  favor of and  against shareholder  rights plans, also known as poison pills, such measures may tend to entrench  current  management,  which we  generally  consider to have a negative impact on shareholder value.

We believe the best  approach is for a company to seek  shareholder  approval of rights plans and we generally support  shareholder  resolutions  requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will rarely support poison pill provisions, but will consider such plans on a case by case basis.

                               CLIENT INFORMATION

A copy of these  Proxy  Voting  Policies  and  Procedures  is  available  to our clients,  without charge, upon request, by calling 1-800-615-2536.  In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

                                   APPENDIX E

                       The London Company (the "Adviser")

            Proxy and Corporate Action Voting Policies and Procedures

I.   POLICY

The London Company of Virginia (the "Adviser") acts as discretionary  investment adviser  for  various  clients,  including  clients  governed  by  the  Employee
Retirement  Income  Security  Act of  1974  ("ERISA")  and  registered  open-end investment  companies ("mutual funds").  The Adviser's authority to vote proxies or act with  respect to other  shareholder  actions is  established  through the delegation of discretionary  authority under its investment  advisory contracts.
Therefore,   unless  a  client  (including  a  "named  fiduciary"  under  ERISA)
specifically  reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions,  the Adviser  will vote all  proxies and act on all other  actions in a timely manner as part of its full discretionary  authority over client assets in accordance  with these Policies and Procedures.  Corporate  actions may include, for example and  without  limitation,  tender  offers or  exchanges,  bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the
Adviser's  utmost  concern  is that all  decisions  be made  solely  in the best interest  of  the  client  (and  for  ERISA  accounts,  plan  beneficiaries  and participants,  in accordance  with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and  Procedures is to  memorialize  the procedures and  policies  adopted by the Adviser to enable it to comply with its  fiduciary responsibilities  to clients and the  requirements  of Rule  206(4)-6  under the
Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and
Procedures also reflect the fiduciary standards and  responsibilities  set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

The Advisor is ultimately  responsible for ensuring that all proxies received by the Adviser  are voted in a timely  manner and in a manner  consistent  with the
Adviser's  determination  of the client's  best  interests.  Although many proxy proposals can be voted in accordance with the Adviser's  established  guidelines
(see Section V. "Guidelines"  below), the Adviser recognizes that some proposals require  special  consideration  which may  dictate  that the  Adviser  makes an exception  to the  Guidelines.  The  Adviser  will  vote the  recommendation  of
Institutional  Shareholder  Services (155) on all proxy votes,  unless otherwise directed by the Portfolio Managers.

The Advisor is also  responsible for ensuring that all corporate  action notices or  requests  which  require  shareholder  action  received  by the  Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

     A.   Conflicts of Interest

          Where  a  proxy  proposal  raises  a  material  conflict  between  the
          Adviser's  interests and a client's interest,  including a mutual fund client,  the  Adviser  will  resolve  such a  conflict  in the  manner described below:

          1.   Vote in Accordance  with the  Guidelines.  To the extent that the
               Adviser  has  little  or  no   discretion  to  deviate  from  the
               Guidelines with respect to the proposal in question,  the Adviser shall vote in accordance with such pre-determined voting policy.

          2.   Obtain  Consent of  Clients.  To the extent  that the Adviser has discretion  to deviate  from the  Guidelines  with respect to the proposal in question,  the Adviser will  disclose the conflict to the  relevant  clients and obtain  their  consent to the proposed vote prior to voting the securities. The disclosure to the client will include  sufficient  detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed  decision  regarding  the vote.  If a client does not respond to such a conflict  disclosure request or denies the  request,  the Adviser  will  abstain  from voting the securities held by that client's account.

          3.   Client   Directive   to   Use   an   Independent   Third   Party.
               Alternatively,  a client may, in writing, specifically direct the
               Adviser to forward  all proxy  matters in which the Adviser has a conflict of interest  regarding  the  client's  securities  to an identified independent third party for review and recommendation.
               Where such independent third party's recommendations are received on a timely  basis,  the  Adviser  will vote all such  proxies in accordance with such third party's  recommendation.  If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

          The Advisor will review the proxy  proposal for  conflicts of interest as part of the overall vote review process.  All material  conflict of interest so  identified  by the Adviser will be addressed as described above in this Section III.A.

     B.   Limitations

          In certain  circumstances,  in accordance  with a client's  investment advisory  contract (or other  written  directive) or where the Adviser has determined  that it is in the client's best interest,  the Adviser
          will  not  vote   proxies   received.   The   following   are  certain
          circumstances where the Adviser will limit its role in voting proxies:

          1.   Client Maintains Proxy Voting  Authority:  Where client specifies in writing that it will  maintain  the  authority to vote proxies itself or that it has  delegated  the right to vote  proxies to a third party,  the Adviser will not vote the  securities  and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will  promptly be forwarded  to the client or specified  third party.

          2.   Terminated  Account:  Once a client  account has been  terminated with the  Adviser  in  accordance  with its  investment  advisory agreement,  the Adviser will not vote any proxies  received after the termination.  However, the client may specify in writing that proxies  should be directed  to the client (or a specified  third party) for action.

          3.   Limited  Value:  If the  Adviser  determines  that the value of a client's  economic interest or the value of the portfolio holding is indeterminable or insignificant,  the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities  which are no longer held by the client's account.  In  addition,  the  Adviser  generally  will  not  vote securities  where the  economic  value of the  securities  in the client account is less than $500.

          4.   Securities  Lending  Programs:  When  securities are out on loan, they are  transferred  into the borrower's  name and are voted by the  borrower,  in its  discretion.  However,  where the  Adviser determines  that a proxy  vote (or other  shareholder  action) is materially  important  to the client's  account,  the Adviser may recall the security for purposes of voting.

          5.   Unjustifiable  Costs:  In certain  circumstances,  after  doing a cost-benefit  analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any  anticipated benefits to the client of the proxy proposal.

IV.  RECORDKEEPING

In accordance  with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies,  and all  amendments  thereto;  (ii)  all  proxy  statements  received regarding client securities (provided however,  that the Adviser may rely on the proxy  statement  filed on EDGAR as its  records);  ( iii) a record of all votes cast on behalf of clients;  (iv) records of all client requests for proxy voting information;  (v) any  documents  prepared by the Adviser that were  material to making a decision how to vote or that  memorialized  the basis for the decision;
and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The  Adviser  will  describe  in its  Part II of Form  ADV  (or  other  brochure fulfilling  the  requirement  of Rule  204-3)  its  proxy  voting  policies  and procedures  and will inform  clients how they may obtain  information on how the
Adviser voted proxies with respect to the clients' portfolio securities. Clients may  obtain  information  on how their  securities  were  voted or a copy of the
Adviser's  Policies and Procedures by written request  addressed to the Adviser.
The  Adviser  will  coordinate  with all  mutual  fund  clients to assist in the provision of all  information  required to be filed by such mutual funds on Form
N-PX.

V. GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals  contained in the proxy  statements, but will not be used as rigid rules.

     A. Oppose

     The Adviser  will  generally  vote  against any  management  proposal  that clearly  has the  effect of  restricting  the  ability of  shareholders  to realize the full  potential  value of their  investment.  Proposals in this category would include:

          1.   Issues   regarding   the   issuer's   Board    entrenchment   and
               anti-takeover measures such as the following:

                    a.   Proposals to stagger board members' terms;

                    b.   Proposals to limit the ability of  shareholders to call
                         special meetings;

                    c.   Proposals to require super majority votes;

                    d.   Proposals  requesting excessive increases in authorized
                         common or preferred shares where management provides no
                         explanation  for the use or  need of  these  additional
                         shares;

                    e.   Proposals regarding "fair price" provisions;

                    f.   Proposals regarding "poison pill" provisions; and

                    g.   Permitting "green mail".

          2.   Providing cumulative voting rights.

     B.   Approve

     Routine  proposals are those which do not change the structure,  bylaws, or operations of the corporation to the detriment of the  shareholders.  Given the routine nature of these proposals,  proxies will nearly always be voted with management. Traditionally, these issues include:

          1.   Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

          2.   Date and place of annual meeting.

          3.   Limitation on charitable contributions or fees paid to lawyers.

          4.   Ratification  of  directors'  actions  on routine  matters  since previous annual meeting.

          5.   Confidential voting.

               Confidential  voting is most often proposed by  shareholders as a means of eliminating  undue  management  pressure in shareholders regarding their vote on proxy issues.

               The  Adviser   will   generally   approve   these   proposals  as
               shareholders  can later  divulge  their votes to  management on a selective basis if a legitimate reason arises.

          6.   Limiting directors' liability.

          7.   Eliminate preemptive right.

               Preemptive  rights give current  shareholders  the opportunity to
               maintain   their  current   percentage   ownership   through  any
               subsequent  equity  offerings.  These  provisions  are no  longer common in the U.S.,  and can  restrict  management's  ability  to raise new capital.

               The Adviser  generally  approves the  elimination  of  preemptive rights,  but will oppose the  elimination  of limited  preemptive rights,  e.g.,  on  proposed  issues  representing  more  than an acceptable level of total dilution.

          8.   Employee Stock Purchase Plan.

          9.   Establish 401(k) Plan.

     C. Case-By-Case

     The  Adviser  will review  each issue in this  category  on a  case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

          1.   Pay directors solely in stocks.

          2.   Eliminate director mandatory retirement policy.

          3.   Rotate annual meeting location/date.

          4.   Option and stock grants to management and directors.

          5.   Allowing  indemnification  of  directors  and/or  officers  after reviewing the applicable laws and extent of protection requested.

                                   APPENDIX F

                     TRENDSTAR ADVISORS. LLC (the "Advisor")

                               Proxy Voting Policy

                                     PREFACE

     TrendStar  Advisors,  LLC (the "Advisor",  "us" or "we") is registered with the  Securities  and Exchange  Commission ( the  Commission")  as an  investment adviser under the  Investment  Advisers Act of 1 940, as amended (the  "Advisers
Act") and offers  investment  management  and  advisory  services to  individual separate accounts and open-end management investment companies.

     An  important  part of our overall  responsibility  for managing our client portfolios is  responsibility  for voting proxies related to the securities held in such portfolios.  We have designed this Proxy Voting Policy (the "Policy") to reflect our commitment to vote all proxies in a manner  consistent with the best interests of our clients. As a registered investment advisory firm, we are aware of and fully committed to fulfilling our fiduciary duties of care and loyalty in servicing our clients. Accordingly, we will diligently monitor corporate actions for those  securities  issuers who have called upon their  shareholders  to vote proxies or attend  shareholder  meetings  for the purpose of voting upon issues, and we will vote such proxies in a manner  designed to promote our clients' best interests, consistent with this Policy.

                             KEY PROXY VOTING ISSUES

1.   General Policies

     We review all proxy  solicitations on an  issuer-by-issuer  basis, and each item for  which a vote is  sought  shall be  considered  in the  context  of the company under review and the various  economic impacts such item may have on the particular  client's stated investment  objectives.  We give great weight to the views  of the  issuer's  management,  and in most  cases  will  vote in favor of management's  recommendations  unless it is apparent,  after reasonable inquiry, that to vote in accordance with management  recommendations  would likely have a negative impact on our client's  securities value. In such cases, we will engage in an independent  analysis of the impact that the proposed  action will have on client  values  and will  vote  such  items in  accordance  with our good  faith conclusions as to the course of action that will best benefit our client(s).

2.   Boards of Directors

     Electing  directors is one of the most important  rights of stock ownership that company shareholders can exercise.  We believe that directors should act in the  long-term  interests  of their  shareholders  and the  company  as a whole.
Generally,  when called upon by an issuer to vote for one or more directors,  we will vote in favor of director nominees that have expressed and/or  demonstrated a commitment to the interest of the company's shareholders. We will consider the following  factors  in  deciding  how  to  vote  proxies  relating  to  director elections:

     o    In re-electing  incumbent directors,  the long-term performance of the company  relative  to its peers  shall be the key factor in whether we vote to  re-elect  the  director(s).  We will not vote to  re-elect  a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are  attempting  to take  tangible  steps to improve the  company's performance.

     o    Whether  the  slate  of  director  nominees  promotes  a  majority  of independent directors on the full board-- We believe that it is in the best  interest of all  company  shareholders  to have,  as a majority, directors that are independent of management.

     o    A  director  nominee's   attendance  at  less  than  75%  of  required
          meetings--  frequent  non-attendance at board meetings will be grounds for voting against re-election.

     o    Existence of any prior SEC violations and/or other criminal offenses--
          We will not vote in favor of a  director  nominee  who,  to our actual knowledge,  is  the  subject  of  SEC or  other  criminal  enforcement actions.

     We believe that it is in our clients' best interests to have  knowledgeable and experienced  directors serving on a company's board. To this end, we believe that companies  should be allowed to establish  director  compensation  packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, we will consider whether such proposals are reasonable  in relation  to the  company's  performance  and  resources  and are designed to attract  qualified  personnel,  yet do not overburden the company or result in a "windfall" to the directors. We will vote in favor of proposals that seek to impose reasonable limits on director compensation.

     In all other  issues  that may arise  relating to  directors,  we will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all  proposals  that do not  unreasonably  abrogate  the  rights  of
shareholders.   As  previously  stated,  each  issue  will  be  analyzed  on  an item-by-item basis.

3.   Corporate Governance

     Corporate  governance  issues  may  include,  but are not  limited  to; (i)
corporate  defenses,  (ii) corporate  restructuring  proposals,  (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation,  or  (v)  proposals  regarding  the  independent  auditors  of the company.  When  called upon to vote on such items,  we shall  consider,  without limitation, the following factors:

     i.   Corporate  Defenses.  Although  we  will  review  each  proposal  on a
          case-by-case   basis,  we  will  generally  vote  against   management
          proposals  that (a) seek to  insulate  management  from all threats of change in control,  (b) provide the board with veto power  against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority  of  shareholders,  or (d) allow  management  to  increase or decrease  the size of the  board at its own  discretion.  We will only vote in favor of those proposals that do not unreasonably discriminate against a majority of  shareholders,  or greatly  alter the balance of power between shareholders, on one side, and management and the board, on the other.

     ii.  Corporate  Restructuring.  These may include mergers and acquisitions, spin-offs,  asset sales,  leveraged buy-outs and/or  liquidations.  In determining how to vote on these types of proposals,  we will consider the following factors:  (a) whether the proposed action represents the best means of enhancing  shareholder values, (b) whether the company's long-term prospects will be positively  affected by the proposal,  (c)
          how the  proposed  action  will  impact  corporate  governance  and/or shareholder  rights,  (d) how the proposed  deal was  negotiated,  (e)
          whether all shareholders  receive equal/fair treatment under the terms of the proposed action,  and/or (f) whether shareholders could realize greater value through alternative means.

     iii. Capital  Structure.  Proposals  affecting  the capital  structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional  stock.  Accordingly,  we will  vote in  favor  of  proposals  to  increase  the  authorized  or outstanding  stock  of  the  company  only  when  management  provides persuasive  business  justification for the increase,  such as to fund acquisitions,  recapitalization  or debt  restructuring.  We will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may  lead to a  concentration  of  voting  power  in the  hands of few insiders.

     iv.  Executive Compensation. We believe executives should be compensated at a  reasonable  rate  and  that  companies  should  be  free  to  offer attractive  compensation  packages that encourage high  performance in executives because, over time, it will increase shareholder values. We also believe  however,  that executive  compensation  should,  to some extent, be tied to the performance of the company.  Therefore, we will vote in  favor  of  proposals  that  provide  challenging  performance
          objectives  to  company   executives   and  which  serve  to  motivate
          executives to better  performance.  We will vote against all proposals that offer unreasonable  benefits to executives whose past performance has been less than satisfactory.

     We will also vote against  shareholder  proposals that  summarily  restrict executive compensation without regard to the company's performance, and in favor
of  shareholder   proposals  that  seek  additional   disclosures  on  executive
compensation.

     v.   Independent Auditors.  The engagement,  retention and termination of a company's independent auditors must be approved by the company's audit committee,  which typically includes only those independent  directors who are not affiliated with or compensated by the company,  except for directors' fees. In reliance on the audit committee's  recommendation, we  generally  will vote to ratify the  employment  or  retention of a company's independent auditors unless we are aware that the auditor is not  independent  or that the auditor  has,  in the past,  rendered an opinion that was neither  accurate  nor  indicative  of the  company's financial position.

4.   Shareholder Rights

     State  law  provides   shareholders  of  a  company  with  various  rights,
including,  but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, we will carefully  analyze all proposals  relating to shareholder  rights and will vote  against  proposals  that seek to eliminate  existing  shareholder rights or restrict the ability of shareholders to act in a reasonable  manner to protect their  interest in the company.  In all cases,  we will vote in favor of proposals that best represent the long-term financial interest of its clients.

5.   Social and Environmental Issues

     When  called  upon to vote on items  relating  to social and  environmental issues, we will consider the following factors:

     o    Whether the proposal  creates a stated position that could  negatively affect  the  company's  reputation  and/or  operations,  or  leave  it vulnerable to boycotts and other negative consumer responses;
     o    The  percentage  of assets of the  company  that  will be  devoted  to implementing the proposal;
     o    Whether the issue is more  properly  dealt with  through  other means, such as through governmental action;
     o    Whether the  company  has  already  dealt with the issue in some other appropriate way; and
     o    What other companies have done in response to the issue.

While we  generally  support  shareholder  proposals  that seek to  create  good corporate citizenship,  we will vote against proposals that would tie up a large percentage  of the assets of the  company.  We believe that such  proposals  are inconsistent  with our duty to seek long-term  value for client assets.  We will also evaluate all proposals seeking to bring to an end certain corporate actions to determine  whether the proposals  adversely affect the ability of the company to remain profitable.  We will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                               PROXY VOTING POLICY
                                       of
                             TRENDSTAR ADVISORS. LLC

1.   Proxy Voting Officers

     The President  and Treasurer of the Advisor shall be Proxy Voting  Officers and the persons  responsible for voting all proxies  relating to securities held in client  portfolio  accounts  and over  which  the  Advisor  has proxy  voting authority (the "Proxy Voting Officers"). The Proxy Voting Officers may divide or determine  responsibility  for acting  under this  Policy in any manner they see fit, and may act on behalf of the Advisor  individually or together..  The Proxy
Voting Officers shall take all reasonable  efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure  that all proxy  votes are cast in a timely  fashion  and in a manner consistent with this Policy, except as set forth below.

     If, in the Proxy  Voting  Officer's  reasonable  belief~  it is in the best interest of a client to cast a  particular  vote in a manner that is contrary to this Policy,  the Proxy  Officer  shall vote the proxy in  accordance  with such belief and shall  maintain a written  explanation  for the  deviation  from this
Policy, as required herein.

     If, in the Proxy  Voting  Officer's  reasonable  belief,  it is in the best interest of a client to abstain from voting on a particular proxy  solicitation, the Proxy Voting  Officer  shall  abstain  from voting the proxy,  make a record summarizing the reasons for the Proxy Voting Officer's belief and shall maintain such summary as required herein.

2.   Conflict of Interest Transactions

     Whenever,  in the Proxy Voting Officer's  reasonable  belief, a conflict or apparent  conflict  between the interests of an advisory client on one hand, and those of the Advisor,  on the other,  may exist,  the Proxy Voting Officers will take steps to ensure  that the proxy is voted in such a manner as to protect the
client  from  such   conflict  or  apparent   conflict.   Conflict  of  interest
transactions include, but are not limited to, situations where:

     o    the  Advisor  has  a  business  or  personal   relationship  with  the
          participant  of a  proxy  contest  such  as  members  of the  issuer's management or the soliciting shareholder(s);
     o    the Advisor provides brokerage, underwriting,  insurance or banking or other services to the issuer whose management is soliciting proxies;
     o    the Advisor has a personal or business  relationship  with a candidate for directorship; or
     o    the Advisor manages a pension plan or administers an employee  benefit plan of the issuer, or intends to pursue an opportunity to do so.

     Whenever a conflict  situation  arises,  the Proxy Voting  Officer(s) shall proceed as follows:

     1.   The Proxy Voting Officer(s) shall contact the client,  provide a brief description  of the  conflict and any other  information  in the Proxy
          Voting  Officer's  possession  that would assist the client to make an informed  decision on the matter,  and obtain the client's  direction.
          The Proxy Voting  Officer(s)  shall then vote the proxy in  accordance with the direction of the client; or

     2.   The Proxy Voting Officer(s) shall engage an independent third party to vote the proxy.  The Proxy Voting  Officer(s)  shall provide a copy of these  Policies/Procedures  to such party and any other information in the Proxy Voting Officer's  possession that would assist the person to make an informed  decision on the matter.  The independent third party will then vote the proxy in accordance with this Policy.

4.   Responding to Client Requests for Proxy Voting Disclosure

     Consistent  with this Policy,  the Advisor shall maintain a complete record of its proxy  voting  record as required  pursuant to Rule 204-2 as  promulgated under the Advisers Act. In addition, the Advisor shall make proxy voting records available  to any client who may wish to review such record.  The Advisor  shall disclose,  either in its investment management  agreement,  disclosure brochure,
Form ADV Part II, and/or its web site,  that complete proxy voting records and a copy of this Policy are available,  without charge,  to the client by writing to or calling the Advisor, or (if applicable) downloading such information from the
Advisor's web site. The Advisor shall respond to all client requests for records within three  business days of such request by  first-class  mail or other means designed to ensure prompt delivery.

5.   Record Keeping

In connection  with this Policy,  the Proxy Voting  Officer(s)  shall maintain a record of the following:

     o    copies all proxy  solicitations  received by the Advisor,  including a brief summary of the name of the issuer,  the exchange  ticker symbol, the CUSIP number,  and the shareholder  meeting date,  except that the
          Advisor  shall  not be  required  to  maintain  copies  of  any  proxy
          solicitation   which  is  filed  on  the   Securities   and   Exchange
          Commission's EDGAR system;
     o    any  written  analysis  undertaken  to  ensure  that the vote  cast is consistent with this Policy;
     o    copies,  if any, of any  documentation  concerning  waivers  from this
          Policy or decisions to abstain from voting a proxy;
     o    copies,  if any,  of all  documents  relating  to conflict of interest
          situations   along  with  all  client   and/or   third   party   final
          determinations relating thereto;
     o    copies  of any other  documents  created  or used by the Proxy  Voting
          Officer(s) in determining how to vote the proxy;
     o    copies of all votes cast; and
     o    copies of all client  requests for the Advisor's  proxy voting Policy, record and responses thereto.

All records  required to be maintained  under this Policy shall be maintained in the manner and for such  period as required  pursuant to Rule 204-2  promulgated under the Advisers Act.

These  Proxy  Voting  Policies  and  Procedures  were  adopted by the Advisor on
October 7, 2003.

                                   APPENDIX G

                     BJURMAN, BARRY & ASSOCIATES ("BB & A")

                   POLICIES AND PROCEDURES PROXY VOTING POLICY

Release No. IA-2 106
www.sec.gov/rules/final/ia-2106.htm

Rule 206(4)-6  Advisers must adopt and implement  written  policies & procedures which are  reasonably  designed to ensure that the adviser  votes proxies in the best interest of its clients, describe its policies & procedures to clients, and disclose to clients  how they may obtain  information  on how the Adviser  voted their proxies.

Bjurman,  Barry &  Associates  (BB & A)  seeks to avoid  material  conflicts  of interests by using an Independent  Third Party ("ITP") service  provider to vote proxies  in  accordance  with  detailed,  pre-determined  written  proxy  voting guidelines  (the "Voting  Guidelines")  in an objective  and  consistent  manner across client accounts.  The voting process involves an assessment  performed by the ITP  service  provider  in  accordance  with the Voting  Guidelines.  BB & A reviews  all  proxies and the  recommendations  of the ITP  service  provider in formulating its vote, but the ultimate voting decision belongs to BB & A. In the event that BB & A votes against the ITP  recommendations,  documentation must be prepared to describe the basis for the decision  and to  substantiate  that BB &
A's clients' interests were not subrogated to its own.

PROCEDURES

BB  & A  will  maintain  all  documentation  in  accordance  to  record  keeping requirements.  Documentation  shall  include  copies of the  Voting  Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).

Each week, the BB & A will process  respective  proxies by  downloading  meeting notices. Senior Management then reviews the ITP service provider recommendations and in the event BB & A agrees  with the  recommendations  and/or  with  company management, which concurs with recommendations,  no further action is necessary.
In the event BB & A does not vote in  accordance  with the ITP service  provider recommendations,  documentation  must be prepared which provides  client account
numbers   and  a   description   of  the   decision   for  voting   against  the
recommendations.

Client  custodians  for which BB & A has  discretion to vote are notified at the time of account inception to provide ALL proxies and related  information to the
ITP service provider.

Any proxies  received  directly by BB & A will be  forwarded  to the ITP service provider,  and if time  sensitive,  proxies may be  e-mailed,  faxed or sent via overnight delivery. BB & A will attempt to forward an updated "Holdings" list to the  ITP  service  provider  on a  daily  basis  but  no  less  frequently  than approximately every 30 days.

Each  quarter BB & A receives a report by client  which  details  the  following information:

          a)  Name of issuer
          b)  Cusip Number
          c)  Meeting date, brief description of Agenda
          d)  The Vote cast
          e)  Whether the vote was "For" or  "Against" management

INVESTMENT COMPANY REQUIREMENTS
www.seq~gov/ru1es/final/33-8188.htm

Whereas  BB & A serves as an  Adviser to a public  investment  company,  we will disclose  in any  applicable  registration  statement  &  SAl,  the  policies  &
procedures  for proxy  voting.  Any requests for  information  will be fulfilled within (3 business days) and provide the voting information for the preceding 12 month period, beginning 7-l-XX through 6-30-XX.

In  addition,   Annual  &  Semi-Annual  shareholder  reports  will  include  the following:

          1)   Information on how to obtain voting  information "free of charge"
               with a toll free #.
          2)   the website information (if applicable),  and on the commissions'
               website www. sec.gov.

BB & A will file Form N-PX with the Securities and Exchange Commission, no later than August 31st of each  calendar  year.  This will contain the complete  proxy voting record for the preceding 12 month period ended June,  30th  respectively.
Form N-PX must be signed by a  principal(s)  of the  investment  company and the filing must contain:

          a)   Name of issuer, ticker symbol
          b)   Cusip (if can be practically acquired)
          c)   Meeting date, brief description of agenda
          d)   Whether  the  topic(s)   were  proposed  by  issuer  or
               security holder
          e)   Whether a vote was cast,  and the  outcome  of the vote
               was "For" or "Against" management

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)  (1)  Articles  of  Incorporation  as filed  with the State of  Maryland  on
          January 9, 1997 are incorporated herein by reference to Post-Effective
          Amendment No. 3 to Registrant's Registration Statement on Form N-1A as
          filed with the  Securities  and  Exchange  Commission  (the "SEC") via
          EDGAR on June 1, 1999 ("PEA No. 3").

     (2)  Articles Supplementary to establish four separate series as filed with the  State of  Maryland  on April 4, 1997 are  incorporated  herein by reference to PEA No. 3.

     (3)  Articles of  Amendment  to change "Five Star" to "5Star" as filed with the State of Maryland on October 16, 2000 are  incorporated  herein by
          reference  to   Post-Effective   Amendment   No.  5  to   Registrant's
          Registration Statement on Form N-1A as filed with the SEC via EDGAR on
          March 23, 2001 ("PEA No. 5").

     (4)  Articles of  Amendment to  designate  the  existing  shares as Class I shares  as filed  with  the  State of  Maryland  on June 15,  2001 are incorporated herein by reference to Post-Effective Amendment No. 11 to
          Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 1, 2001 ("PEA No. 11").

     (5)  Articles  Supplementary  to add  Classes  A, B and C as filed with the
          State  of  Maryland  on June  15,  2001  are  incorporated  herein  by reference to PEA No. 11.

     (6)  Articles Supplementary to authorize and designate shares to Classes A,
          B, C and I as filed with the State of  Maryland  on June 15,  2001 are incorporated herein by reference to PEA No. 11.

     (7)  Certificate of Correction to the Articles Supplementary filed with the
          State  of  Maryland  on June 15,  2001,  as  filed  with the  State of
          Maryland on February 14, 2002 is  incorporated  herein by reference to
          Post-Effective Amendment No. 12 to Registrant's Registration Statement
          on Form N-1A as filed  with the SEC via  EDGAR on  February  14,  2002
          ("PEA No. 12"). Correction made to Articles fourth and fifth regarding the number of shares authorized.

     (8)  Articles  Supplementary  to add Mid Cap Series as filed with the State of Maryland on February 14, 2002 are incorporated  herein by reference to PEA No. 12.

     (9)  Articles  Supplementary  to add  Class R as filed  with  the  State of
          Maryland on November 14, 2003 are incorporated  herein by reference to
          Post-Effective Amendment No. 16 to Registrant's Registration Statement
          on Form N-1A as filed  with the SEC via  EDGAR on  December  16,  2003
          ("PEA No. 16").

     (10) Articles of  Amendment to change the name of AFBA 5Star Large Cap Fund filed with the State of Maryland on November 14, 2003 are incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's
          Registration Statement on Form N-1A as filed with the SEC via EDGAR on
          July 29, 2005.

     (11) Articles  Supplementary to (i) increase the number of shares of Common
          Stock the  Registrant  is  authorized  to issue and (ii)  classify and designate  the new,  authorized,  unissued and  unallocated  shares of
          Common  Stock to the  Class A Shares of AFBA  5Star  Small Cap Fund as
          filed with the SEC via EDGAR on July 28, 2006 ("PEA No. 21").

     (12) Articles  of  Amendment  to change the name of AFBA 5Star Mid Cap Fund filed with the State of Maryland  on July 27, 2007 are filed  herewith as Exhibit No. EX-99.a.12.

     (13) Agreement and  Declaration  of Trust for AFBA 5Star Funds,  a Delaware
          statutory trust, is filed herewith as Exhibit No. EX-99.a.13.

     (14) Certificate of Trust for AFBA 5Star Funds, a Delaware statutory trust, is filed herewith as Exhibit No. EX-99.a.14.

(b)  (1)  By-Laws  for AFBA 5Star  Fund,  Inc.,  a Maryland  corporation,  dated
          October 19, 1999 as filed on July 28, 2000.

     (2)  Amended and  Restated  By-Laws for AFBA 5Star Fund,  Inc.,  a Maryland
          corporation,  are incorporated  herein by reference to  Post-Effective
          Amendment No. 22 to Registrant's  Registration  Statement on Form N-1A
          as filed with the SEC via EDGAR on July 30, 2007 ("PEA No. 22").

     (3)  By-Laws for AFBA 5Star Funds, a Delaware  statutory  trust,  are filed herewith as Exhibit No. EX-99.b.3.

(c)  Specimen copies of securities of the Registrant are incorporated  herein by reference to PEA No. 3.

     See Article  Fifth of the Articles of  Incorporation,  as amended,  of AFBA
     5Star Fund, Inc., a Maryland corporation,  which are incorporated herein by reference.

     See also,  Article II of the By-Laws of AFBA 5Star Fund,  Inc.,  a Maryland
     corporation, which are incorporated herein by reference.

     See also,  Articles III and V of the Agreement and  Declaration of Trust of
     AFBA 5Star Funds, a Delaware statutory trust, which are filed herewith.

     See also,  Article  II of the  By-Laws  of AFBA  5Star  Funds,  a  Delaware
     statutory trust, which are filed herewith.

(d)  (1)  (i)  Management  Agreement  between  the  Registrant  and  AFBA  5Star
               Investment Management Company is incorporated herein by reference to PEA No. 11.

          (ii) Appendix to the Management  Agreement  between the Registrant and
               AFBA 5Star Investment  Management Company to incorporate the AFBA
               5Star Equity  Fund's name change to the AFBA 5Star Large Cap Fund is incorporated  herein by reference to Post-Effective  Amendment
               No. 14 to  Registrant's  Registration  Statement  on Form N-1A as
               filed with the SEC via EDGAR on July 29, 2002 ("PEA No. 14").

          (iii) Expense  Limitation  Agreement  between the  Registrant and AFBA
               5Star  Investment  Management  Company is incorporated  herein by reference  to  Post-Effective  Amendment  No. 23 to  Registrant's
               Registration  Statement  on Form  N-1A as filed  with the SEC via
               EDGAR on July 31, 2007 ("PEA No. 23").

     (2)  (i)  Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management  Company  and The  London  Company  for the AFBA 5Star
               Balanced Fund is incorporated herein by reference to PEA No. 22.

          (ii) Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management  Company  and The  London  Company  for the AFBA 5Star
               Small Cap Fund is incorporated herein by reference to PEA No. 22.

          (iii) Interim  Sub-Advisory  Agreement  between AFBA 5Star  Investment
               Management  Company and Financial  Counselors,  Inc. for the AFBA
               5Star High Yield Fund is incorporated  herein by reference to PEA
               No. 22.

          (iv) Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management  Company and Financial  Counselors.  Inc. for the AFBA
               5Star  Balanced Fund is  incorporated  herein by reference to PEA
               No. 22.

          (v)  Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management Company and Marvin & Palmer  Associates,  Inc. for the
               AFBA 5Star USA Global Fund is incorporated herein by reference to
               PEA No. 22.

          (vi) Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management Company and Marvin & Palmer  Associates,  Inc. for the
               AFBA 5Star Large Cap Fund is incorporated  herein by reference to
               PEA No. 22.

          (vii) Interim  Sub-Advisory  Agreement  between AFBA 5Star  Investment
               Management Company and Dreman Value Management,  LLC for the AFBA
               5Star Mid Cap Value Fund is  incorporated  herein by reference to
               PEA No. 22.

          (viii) Interim  Sub-Advisory  Agreement  between AFBA 5Star Investment
               Management Company and TrendStar Advisors, LLC for the AFBA 5Star
               Science & Technology Fund is incorporated  herein by reference to
               PEA No. 22.

          (ix) Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management Company and TrendStar Advisors, LLC for the AFBA 5Star
               Small Cap Fund is incorporated herein by reference to PEA No. 22.

          (x)  Interim  Sub-Advisory  Agreement  between  AFBA 5Star  Investment
               Management  Company and Bjurman,  Barry & Associates for the AFBA
               5Star Small Cap Fund is  incorporated  herein by reference to PEA
               No. 22.

          (xi) Form of Definitive  Sub-Advisory  Agreement is filed  herewith as
               Exhibit No. EX-99.d.2.xi.

(e)  (1)  (i)  Underwriting   Agreement   between   the   Registrant   and  PFPC
               Distributors, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

          (ii) Exhibit A to Underwriting Agreement  incorporating the AFBA 5Star
               Equity  Fund's  name  change to the AFBA 5Star  Large Cap Fund is incorporated herein by reference to PEA No. 14.

(f)  Not Applicable.

(g)  (1)  (i)  Custodian Agreement between the Registrant and PFPC Trust Company is incorporated herein by reference to PEA No. 5.

          (ii) Amendment  to Custodian  Agreement  between  Registrant  and PFPC
               Trust Company adding the AFBA 5Star Mid Cap Fund is  incorporated herein by reference to PEA No. 12.

(h)  (1)  (i)  Transfer Agency Agreement between the Registrant and PFPC Inc. is incorporated herein by reference to PEA No. 5.

          (ii) Exhibit A to Transfer Agency Agreement between the Registrant and
               PFPC Inc.  incorporating the AFBA 5Star Equity Fund's name change to the AFBA  5Star  Large  Cap  Fund is  incorporated  herein  by reference to PEA No. 14.

          (iii) Anti-Money  Laundering and Privacy Amendment dated July 24, 2002 to Transfer Agency Agreement between the Registrant and PFPC Inc.
               is incorporated  herein by reference to Post-Effective  Amendment
               No. 15 to  Registrant's  Registration  Statement  on Form N-1A as
               filed with the SEC via EDGAR on July 29, 2003 ("PEA No. 15").

          (iv) Amendment  to  Transfer  Agency  Agreement   regarding   Customer
               Identification Program is incorporated herein by reference to PEA
               No. 17.

     (2)  (i)  Administration  and  Accounting  Services  Agreement  between the
               Registrant and PFPC Inc. dated December 18, 2000 is  incorporated herein by reference to PEA No. 5.

          (ii) Exhibit A to  Administration  and Accounting  Services  Agreement
               between the Registrant and PFPC Inc. incorporating the AFBA 5Star
               Equity  Fund's  name  change to the AFBA 5Star  Large Cap Fund is incorporated herein by reference to PEA No. 14.

(i)  (1)  Opinion and Consent of Counsel with respect to AFBA 5Star Fund,  Inc., a Maryland corporation, dated February 13, 2004 is incorporated herein by reference to PEA No. 17.

(i)  (2)  Opinion and Consent of Counsel  with  respect to AFBA 5Star  Funds,  a
          Delaware statutory trust, to be filed by amendment.

(j)  Other Opinions. Not applicable

(k)  Not Applicable.

(l)  Not Applicable.

(m)  (1)  Rule 12b-1 Distribution Plan for Class B shares is incorporated herein by reference to PEA No. 14.

     (2)  Rule 12b-1 Distribution Plan for Class C shares is incorporated herein by reference to PEA No. 14.

     (3)  Amended  Shareholder  Service  Plan for Class A,  Class B, Class C and
          Class R pursuant to Rule 12b-1 is  incorporated  herewith by reference to PEA No. 16.

     (4)  Rule 12b-1 Distribution Plan for Class R shares is incorporated herein by reference to PEA No. 16.

(n)  (1)  Amended Rule 18f-3 Plan is incorporated herein by reference to PEA No.
          16.

(p)  (1)  Joint Code of Ethics of the Registrant  and the investment  manager is incorporated herein by reference to PEA No. 12.

     (2)  Code of Ethics of the  sub-adviser  for AFBA 5Star  Balanced  Fund and
          AFBA 5Star Small Cap Fund, The London Company is  incorporated  herein by reference to PEA No. 22.

     (3)  Code of Ethics of the  sub-adviser  for AFBA 5Star High Yield Fund and
          AFBA 5Star Balanced Fund, Financial  Counselors,  Inc. is incorporated herein by reference to PEA No. 22.

     (4)  Code of Ethics of the  sub-adviser  for AFBA 5Star  Large Cap Fund and
          AFBA  5Star USA  Global  Fund,  Marvin & Palmer  Associates,  Inc.  is
          incorporated herein by reference to PEA No. 22.

     (5)  Code of Ethics of the  sub-adviser  for AFBA 5Star Mid Cap Value Fund,
          Dreman Value  Management,  LLC is incorporated  herein by reference to
          PEA No. 22.

     (6)  Code of Ethics of the  sub-adviser for AFBA 5Star Science & Technology
          Fund and  AFBA  5Star  Large  Cap  Fund,  TrendStar  Advisors,  LLC is
          incorporated herein by reference to PEA No. 22.

     (7)  Code of  Ethics  of the  sub-adviser  for AFBA  5Star  Small Cap Fund,
          Bjurman, Barry & Associates is incorporated herein by reference to PEA
          No. 22.

(q)  (1)  Powers of Attorney for AFBA 5Star Fund, Inc., a Maryland  corporation, are incorporated herein by reference to PEA No. 19.

     (2)  Powers of Attorney for AFBA 5Star Funds, a Delaware  statutory  trust, are filed herewith as Exhibit No. EX-99.q.2.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 25. INDEMNIFICATION.

AFBA 5Star Fund, Inc., a Maryland corporation

Under the terms of the  Maryland  General  Corporation  Law and AFBA 5Star Fund,
Inc.'s Articles of Incorporation and By-Laws, the Registrant shall indemnify any person who was or is a director,  officer or employee of the  Registrant  to the maximum extent  permitted by the Maryland  General  Corporation  Law;  provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant  only as authorized in the specific case upon a  determination that  indemnification  of such person is proper  under the  circumstances.  Such determination shall be made:

     (i)  by the  Board  of  Directors  by a  majority  vote of a  quorum  which consists of the directors who are neither "interested  persons" of the
          Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

     (ii) if the  required  quorum  is not  obtainable  or if a  quorum  of such directors  so  directs,  by  independent  legal  counsel  in a written opinion.

No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or  shareholders  to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

AFBA 5Star Funds, a Delaware statutory trust

Under the terms of Delaware law and AFBA 5Star Funds'  Agreement and Declaration
of Trust and  By-Laws,  the  Registrant  shall  indemnify,  out of  Registrant's property,  to the fullest extent  permitted under applicable law, any person who was or is a party  or is  threatened  to be made a party  to any  proceeding  by reason  of the fact  that  such  person  is or was an  agent of the  Registrant, against expenses,  judgments,  fines, settlements and other amounts actually and reasonably  incurred in connection  with such proceeding if such person acted in good faith or in the case of a criminal  proceeding,  had no reasonable cause to believe  the  conduct of such person was  unlawful.  However,  there shall be no right to  indemnification  for any  liability  arising  by  reason of any act or omission  that  constitutes  a bad faith  violation  of the implied  contractual covenant  of good  faith  and  fair  dealing  or for any  person's  own  willful misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of such person ("Disqualifying Conduct").

Any indemnification  under this shall be made by the Registrant if authorized in the specific  case on a  determination  that  indemnification  of such person is proper in the  circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person was not liable by reason of Disqualifying Conduct (including,  but not limited to, dismissal of either a court  action or an  administrative  proceeding  against  the Agent for insufficiency of evidence of any Disqualifying  Conduct) or, (ii) in the absence of such a  decision,  a  reasonable  determination,  based  upon a review of the facts, that the person was not liable by reason of Disqualifying Conduct, by (1)
the vote of a majority of a quorum of the Trustees  who are not (x)  "interested persons"  of the Trust as  defined  in  Section  2(a)(19)  of the 1940 Act,  (y)
parties  to the  proceeding,  or (z)  parties  who  have any  economic  or other interest in connection  with such specific case (the  "disinterested,  non-party
Trustees"); or (2) by independent legal counsel in a written opinion.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

(i)  AFBA 5Star Investment Management Company

The  principal  business  of AFBA  5Star  Investment  Management  Company is the
provision of investment management services to individuals and businesses.

---------------------------------------- -------------------------------------- --------------------------------------
   Name and Position with AFBA 5Star
     Investment Management Company                   Other Company                   Position with Other Company
---------------------------------------- -------------------------------------- --------------------------------------
Ralph E. Eberhart, Chairman and          Armed Forces Benefit Association       President, Chief Executive Officer,
Director                                                                        Chairman and Director
                                         AFBA 5Star Life Insurance Company,
                                         AFBA 5Star Fund, Inc., AFBA 5Star      Chairman and Director
                                         Bank

                                         AFBA 5Star Financial, LLC
                                                                                Manager
---------------------------------------- -------------------------------------- --------------------------------------
Clifford H. Rees, Jr., Director          Air Conditioning and Refrigeration     President
                                         Institute (1997-2001 - retired
                                         1/2002)
---------------------------------------- -------------------------------------- --------------------------------------
Kimberley E. Wooding, President          5Star Life Insurance Company           Executive Vice President, Chief
                                                                                Financial Officer and Director

                                         AFBA 5Star Fund, Inc.                  Executive Vice President

                                         AFBA Five Star Securities Company      Financial/Operations Principal
---------------------------------------- -------------------------------------- --------------------------------------
Andrew J. Welle, Senior Vice President   AFBA 5Star Fund, Inc.                  Secretary
and Secretary
                                         AFBA Five Star Securities Company      President and General Principal
---------------------------------------- -------------------------------------- --------------------------------------
Robert W. Morrison, President and        AFBA 5Star Fund, Inc.                  President
Chief Executive Officer
---------------------------------------- -------------------------------------- --------------------------------------
Michael E. Houchins, Vice President      AFBA 5Star Fund, Inc.                  Chief Financial Officer and Treasurer
and Chief Financial Officer
                                                                                Chief Financial Officer
                                         AFBA Five Star Securities Company

                                         5Star Financial, LLC                   Manager
---------------------------------------- -------------------------------------- --------------------------------------
Lorraine J. Lennon, Vice President of    5Star Life Insurance Company           Vice President of Compliance
Compliance
                                         AFBA 5Star Fund, Inc.                  Vice President - Compliance

                                         AFBA Five Star Securities Company      General Principal and Compliance
                                                                                Officer
---------------------------------------- -------------------------------------- --------------------------------------
Salvatore Faia, Esq., CPA, Chief         AFBA 5Star Fund, Inc.                  Chief Compliance Officer
Compliance Officer
---------------------------------------- -------------------------------------- --------------------------------------
John R. Moorman, Assistant Vice          None                                   None
President
---------------------------------------- -------------------------------------- --------------------------------------

(ii) The London Company

The sole  business  activity  of The London  Company,  located at 1801  Bayberry
Court, Suite 301, Richmond,  VA 23226, is to serve as an investment adviser. The
London Company is registered under the Investment Advisers Act of 1940.

Below is a list of each  executive  officer and  director of The London  Company indicating  each business,  profession,  vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own  account or in the  capacity  of  director,  officer,  partner or trustee.

---------------------------------------- -----------------------------------------------------------------------------
                                                Other Substantial Business, Profession, Vocation or Employment
---------------------------------------- -----------------------------------------------------------------------------
   Name and Position with The London      Nature of Company and/or Principal         Position with Other Company
                Company                                Business
---------------------------------------- -------------------------------------- --------------------------------------
Louise Swartz, Chief Compliance Officer  Investment Advisor                     None
---------------------------------------- -------------------------------------- --------------------------------------

(iii)    Financial Counselors, Inc.

The sole business activity of Financial  Counselors,  Inc.,  located at 442 West
47th  Street,  Kansas  City,  MO 64110,  is to serve as an  investment  adviser.
Financial  Counselors,  Inc. is registered under the Investment  Advisers Act of
1940.

The  Directors  and  officers  of  Financial  Counselors,  Inc are  provided  on
Financial  Counselors,  Inc.'s most recently  filed Schedule A of Form ADV (IARD
No. 106398), which is incorporated herein by reference.  To the knowledge of the registrant  the only  employment  of a  substantial  nature of each of Financial
Counselors, Inc.'s directors and officers is with Financial Counselors, Inc. and its affiliated companies.

(iv) Marvin & Palmer Associates, Inc.

The sole business activity of Marvin & Palmer  Associates,  Inc., 1201 N. Market
Street,  Suite  2300,  Wilmington,  Delaware  19801-1165,  is  to  serve  as  an
investment  adviser.   Marvin  &  Palmer  Associates  is  registered  under  the
Investment Advisers Act of 1940.

Below  is a list of each  executive  officer  and  director  of  Marvin & Palmer
Associates  indicating  each business,  profession,  vocation or employment of a substantial  nature in which each such person has been  engaged  within the last two years,  for his or her own account or in the capacity of director,  officer, partner or trustee.

---------------------------------------- -----------------------------------------------------------------------------
                                                Other Substantial Business, Profession, Vocation or Employment
---------------------------------------- -------------------------------------- --------------------------------------
Name and Position with Marvin & Palmer    Nature of Company and/or Principal         Position with Other Company
                                                       Business
---------------------------------------- -------------------------------------- --------------------------------------
David F. Marvin, Chairman & Chief        Cash Management Policy Board           Board Member
Executive Officer                        Office of the State Treasurer
                                         820 Silver Lake Boulevard
                                         Suite 100
                                         Dover, Delaware 19901

                                         Wilmington College                     Trustee
                                         Board of Trustees
                                         320 DuPont Highway
                                         New Castle, Delaware 19720
---------------------------------------- -------------------------------------- --------------------------------------
Stanley Palmer, President                None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
Karen T. Buckley, Chief Financial        None                                   None
Officer
---------------------------------------- -------------------------------------- --------------------------------------
The Rt. Hon. Lord Moore, P.C., Director  Rolls-Royce Pension Fund Trustees      Chairman
                                         Moor Lane
                                         Derby, DE24 8BJ
                                         United Kingdom
---------------------------------------- -------------------------------------- --------------------------------------
The Hon. Charles J. Pilliod, Jr.         The University of Akron                Board Member
                                         Director University of Akron
                                         Foundation
                                         302 Buchtel Common
                                         Akron, Ohio 44325-6220
---------------------------------------- -------------------------------------- --------------------------------------
Madelyn B. Smith, Director               Badgley Funds Inc.                     Director
                                         Badgley, Phelps and Bell
                                         1420 Fifth Avenue
                                         Suite 3200
                                         Seattle, Washington 98101-2349

                                         University of Puget Sound              Committee Member
                                         Endowment Committee
                                         1500 North Warner Street
                                         Tacoma, Washington 98416

                                         Bellarmine Preparatory School           Board Member
                                         Retirement Board
                                         2300 S. Washington
                                         Tacoma, Washington 98405-1399
---------------------------------------- -------------------------------------- --------------------------------------

(v)  Dreman Value Management, LLC

The sole business activity of Dreman Value Management,  LLC, located at 520 East
Cooper Avenue,  Suite 230-4, Aspen, CO 81611-9725,  is to serve as an investment adviser.  Dreman  Value  Management,  LLC .is  registered  under the  Investment
Advisers Act of 1940.

The  Directors  and  officers of Dreman  Value  Management,  LLC are provided on
Dreman Value Management,  LLC's most recently filed Schedule A of Form ADV (IARD
No. 111588), which is incorporated herein by reference.  To the knowledge of the registrant the only  employment of a substantial  nature of each of Dreman Value
Management,  LLC's directors and officers is with Dreman Value  Management,  LLC and its affiliated companies.

(vi)     TrendStar Advisors, LLC

The sole business activity of TrendStar  Advisors,  LLC, located at 7300 College
Boulevard,  Suite 308,  Overland  Park,  KS 66210,  is to serve as an investment adviser. TrendStar Advisors, LLC is registered under the Investment Advisers Act of 1940.

The Directors and officers of TrendStar Advisors,  LLC are provided on TrendStar
Advisors,  LLC's most recently filed  Schedule A of Form ADV (IARD No.  128285), which is  incorporated  herein by reference.  To the knowledge of the registrant the only employment of a substantial nature of each of TrendStar Advisors, LLC's directors  and  officers  is with  TrendStar  Advisors,  LLC and its  affiliated companies.

(vii) Bjurman, Barry & Associates

The sole  business  activity of Bjurman,  Barry &  Associates,  located at 10100
Santa Monica  Boulevard,  Suite 1200, Los Angeles,  CA 90067,  is to serve as an investment  adviser.  Bjurman,  Barry  &  Associates  is  registered  under  the
Investment Advisers Act of 1940.

The  Directors  and  officers of Bjurman,  Barry &  Associates  are  provided on
Bjurman,  Barry & Associates'  most recently  filed Schedule A of Form ADV (IARD
No. 110726), which is incorporated herein by reference.  To the knowledge of the registrant the only employment of a substantial nature of each of Bjurman, Barry
& Associates' directors and officers is with Bjurman, Barry & Associates and its affiliated companies.

ITEM 27. PRINCIPAL UNDERWRITER

(a)  PFPC  Distributors,   Inc.  ("the  Distributor")  is  registered  with  the
Securities  and Exchange  Commission as a  broker-dealer  and is a member of the
National Association of Securities Dealers. As of July 11, 2007, the Distributor
acted as principal underwriter for the following investment companies:

     AFBA 5 Star Funds, Inc.
     Aston Funds
     Atlantic Whitehall Funds Trust
     BHR Institutional Funds
     CRM Mutual Fund Trust
     E.I.I. International Property Fund
     E.I.I. Realty Securities
     FundVantage Trust
     GuideStone Funds
     Highland Floating Rate Fund
     Highland Floating Rate Advantage Fund
     Highland Funds I
     Kalmar Pooled Investment Trust
     Matthews Asian Funds
     Metropolitan West Funds
     New Alternatives Fund
     Old Westbury Funds
     PAX World Funds Series Trust I
     The RBB Fund, Inc.
     Stratton Multi-Cap Fund
     Stratton Monthly Dividend REIT Shares, Inc.
     The Stratton Funds, Inc.
     Sterling Capital Small Cap Value Fund
     The Torray Fund
     Van Wagoner Funds
     Wilshire Mutual Funds, Inc.
     Wilshire Variable Insurance Trust

Distributed by BB&T AM  Distributors,  Inc., a  wholly-owned  subsidiary of PFPC
Distributors, Inc.:

     BB&T Funds

Distributed by BlackRock  Distributors,  Inc., a wholly-owned subsidiary of PFPC
Distributors, Inc.:

     BlackRock Funds
     BlackRock Bond Allocation Target Shares
     BlackRock Liquidity Funds
     International Dollar Reserve Fund I, Ltd.

Distributed by MGI Funds Distributors,  Inc., a wholly-owned  subsidiary of PFPC
Distributors, Inc.:

     MGI Funds

Distributed by Northern Funds  Distributors,  LLC, a wholly-owned  subsidiary of
PFPC Distributors, Inc.:

     Northern Funds
     Northern Institutional Funds

(b) The  Distributor is a Massachusetts  corporation  located at 760 Moore Road,
King of Prussia, PA 19406. The Distributor is a wholly-owned  subsidiary of PFPC
Inc.  and an indirect  wholly-owned  subsidiary  of The PNC  Financial  Services
Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

-------------------------- -----------------------------------------------------
Name                       Position(s) with Distributor
-------------------------- -----------------------------------------------------
Brian Burns                Chairman; Director; President; Chief
                           Executive Officer
-------------------------- -----------------------------------------------------
Michael Denofrio           Director
-------------------------- -----------------------------------------------------
Nicholas Marsini           Director
-------------------------- -----------------------------------------------------
Rita G. Adler              Chief Compliance Officer
-------------------------- -----------------------------------------------------
John Munera                Anti-Money Laundering Officer
-------------------------- -----------------------------------------------------
Jodi Jamison               Chief Legal Officer
-------------------------- -----------------------------------------------------
Bradley A. Stearns         Secretary; Clerk
-------------------------- -----------------------------------------------------
Julie Bartos               Assistant Secretary; Assistant Clerk
-------------------------- -----------------------------------------------------
Charlene Wilson            Treasurer; Chief Financial Officer; Financial &
                           Operations Principal
-------------------------- -----------------------------------------------------
Maria Schaffer             Assistant Treasurer; Controller
-------------------------- -----------------------------------------------------
Bruno Di Stefano           Vice President
-------------------------- -----------------------------------------------------
Susan K. Moscaritolo       Vice President
-------------------------- -----------------------------------------------------

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Each account,  book or other document required to be maintained by Section 31(a)
of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to
31a-3) promulgated  thereunder,  is in the physical  possession of PFPC Inc., at
760 Moore Road, King of Prussia, PA 19406.

ITEM 29. MANAGEMENT SERVICES.

There are no  management  related  service  contracts not discussed in Part A or
Part B.

ITEM 30. UNDERTAKINGS.

Registrant undertakes that, if requested to do so by the holders of at least 10%
of the Registrant's  outstanding  shares,  to call a meeting of shareholders for the  purpose of voting upon the  question of removal of a director or  directors and to assist in communications  with other  shareholders as required by Section
16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended,  and the
Investment Company Act of 1940, as amended,  the Registrant has duly caused this registration  statement  to be signed on its  behalf  by the  undersigned,  duly authorized, in the City of Alexandria,  and Commonwealth of Virginia on the 31st
day of August, 2007.

                                           AFBA 5STAR FUND, INC.,
                                           a Maryland corporation

                                           /s/ Robert E. Morrison, Jr.
                                           Robert E. Morrison, Jr.
                                           President

Pursuant to the  requirements  of the Securities  Act of 1933, as amended,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the date(s) indicated.

Signature                                 Title                          Date

/s/ Ralph E. Eberthart            Chairman and Director           August 31, 2007
Ralph E. Eberhart

/s/ John S. Fairfield                    Director                 August 31, 2007
John S. Fairfield*

/s/ Monroe W. Hatch, Jr.                 Director                 August 31, 2007
Monroe W. Hatch, Jr.*

/s/ Henry J. Sechler                     Director                 August 31, 2007
Henry J. Sechler*

/s/ Louis C. Wagner, Jr.                 Director                 August 31, 2007
Louis C. Wagner, Jr.*

/s/ Robert E. Morrison, Jr.              President                August 31, 2007
Robert E. Morrison, Jr.

/s/ Michael E. Houchins     Principal Accounting Officer, Chief   August 31, 2007
Michael E. Houchins          Financial Officer and Treasurer

                  *By: /s/ Andrew J. Welle                        August 31, 2007
                        Andrew J. Welle
                        Attorney-in-Fact (Pursuant to Power of Attorney)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended,  and the
Investment Company Act of 1940, as amended,  the Registrant has duly caused this registration  statement  to be signed on its  behalf  by the  undersigned,  duly authorized, in the City of Alexandria,  and Commonwealth of Virginia on the 31st
day of August, 2007.

                                           AFBA 5STAR FUNDS,
                                           a Delaware statutory trust

                                           /s/ Robert E. Morrison, Jr.
                                           Robert E. Morrison, Jr.
                                           President

Pursuant to the  requirements  of the Securities  Act of 1933, as amended,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the date(s) indicated.

Signature                                 Title                          Date

/s/ Ralph E. Eberthart            Chairman and Director           August 31, 2007
Ralph E. Eberhart

/s/ John S. Fairfield                    Director                 August 31, 2007
John S. Fairfield*

/s/ Monroe W. Hatch, Jr.                 Director                 August 31, 2007
Monroe W. Hatch, Jr.*

/s/ Henry J. Sechler                     Director                 August 31, 2007
Henry J. Sechler*

                                         Director                 August 31, 2007
Louis C. Wagner, Jr.

/s/ Robert E. Morrison, Jr.              President                August 31, 2007
Robert E. Morrison, Jr.

/s/ Michael E. Houchins     Principal Accounting Officer, Chief   August 31, 2007
Michael E. Houchins          Financial Officer and Treasurer

                  *By: /s/ Andrew J. Welle                        August 31, 2007
                        Andrew J. Welle
                        Attorney-in-Fact (Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

Item             Exhibit

EX-99.a.12       Articles of Amendment to change the name of AFBA 5Star Mid Cap
                 Fund filed with the State of Maryland on July 27, 2007

EX-99.a.13       Agreement and Declaration of Trust for AFBA 5Star Funds, a
                 Delaware statutory trust

EX-99.a.14       Certificate of Trust for AFBA 5Star Funds, a Delaware
                 statutory trust

EX-99.b.3        By-Laws for AFBA 5Star Funds, a Delaware statutory trust

EX-99.d.2.xi     Form of Definitive Sub-Advisory Agreement

EX-99.q.2        Powers of Attorney for AFBA 5Star Funds, a Delaware
                 statutory trust